UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ACTIVISION BLIZZARD, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 MERGER PROPOSAL — YOUR VOTE IS VERY IMPORTANT
[•], 2022
Dear Activision Blizzard Stockholders,
It is my pleasure to invite you to a special meeting of stockholders, which we refer to as the “special meeting,” of Activision Blizzard, Inc., which we refer to as “Activision Blizzard,” to be held on [•], 2022, at [•], Pacific time.
Due to the public health impact of the coronavirus (COVID-19) and to support the well-being of our employees and stockholders, Activision Blizzard will hold the special meeting virtually via the Internet at http://www.viewproxy.com/atvism/2022. After registering at http://www.viewproxy.com/atvism/2022, you will receive a meeting invitation by email with your unique join link along with a password prior to the meeting date. All registrations to attend the special meeting must be received by [•], Pacific time, on [•], 2022. You will not be able to attend the special meeting physically in person. For purposes of attendance at the special meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the special meeting.
At the special meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated as of January 18, 2022, which we refer to as the “merger agreement,” by and among Activision Blizzard, Microsoft Corporation, which we refer to as “Microsoft,” and Anchorage Merger Sub Inc., which we refer to as “Sub,” a wholly owned subsidiary of Microsoft. Pursuant to the terms and conditions of the merger agreement, Sub will merge with and into Activision Blizzard, with Activision Blizzard surviving the merger as a wholly owned subsidiary of Microsoft, which we refer to as the “merger.” You will be asked to consider and vote on a proposal to approve, by means of a non-binding, advisory vote, compensation that will or may become payable to the named executive officers of Activision Blizzard in connection with the merger. You also will be asked to consider and vote on a proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to allow time to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
If the merger is completed, you will be entitled to receive $95.00 in cash, without interest, for each share of our common stock, par value $0.000001 per share, which we refer to as “Activision Blizzard common stock,” that you own (unless you have properly exercised your appraisal rights with respect to such shares), which represents (i) a premium of approximately 45.3% to Activision Blizzard’s closing stock price on January 14, 2022, the last trading day prior to the announcement of the merger, and (ii) approximately 50.3% to the volume weighted average stock price of Activision Blizzard common stock during the 30 trading days ended January 14, 2022.
The receipt of cash in exchange for shares of Activision Blizzard common stock pursuant to the merger will generally be a taxable transaction to “U.S. Holders” (as defined in the accompanying proxy statement) for U.S. federal income tax purposes. For a more complete description, see the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — U.S. Federal Income Tax Consequences of the Merger” beginning on page 66 of the accompanying proxy statement.
The Activision Blizzard Board of Directors, after considering the reasons more fully described in this proxy statement, unanimously determined that the terms of the merger agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of Activision Blizzard and its stockholders and declared advisable, approved and authorized in all respects the execution and delivery of the merger agreement by Activision Blizzard, the performance by Activision Blizzard of its obligations thereunder, and the consummation of the transactions contemplated thereby, upon the terms and conditions set forth therein.
The Activision Blizzard Board of Directors recommends that you vote:
(i)
“FOR” the proposal to adopt the merger agreement, thereby approving the merger and the other transactions contemplated by the merger agreement;

(ii)
“FOR” the proposal to approve, by means of a non-binding, advisory vote, compensation that will or may become payable to the named executive officers of Activision Blizzard in connection with the merger; and

(iii)
“FOR” the proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to allow time to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

The enclosed proxy statement provides detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement. Important qualifications with respect to the representations, warranties, covenants and agreements included in the merger agreement are set forth in the section of this proxy statement entitled “Terms of the Merger Agreement,” beginning on page 71. The proxy statement also describes the actions and determinations of our Board of Directors in connection with its evaluation of the merger agreement and the merger. We encourage you to read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety. You may also obtain more information about Activision Blizzard from documents we file with the U.S. Securities and Exchange Commission, which we refer to as the “SEC,” from time to time.
Whether or not you plan to attend the special meeting virtually, please complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone. TO FACILITATE THE TIMELY RECEIPT OF YOUR PROXY DESPITE ANY POTENTIAL SYSTEMS DISRUPTION DUE TO COVID-19, WE ENCOURAGE YOU TO VOTE BY TELEPHONE OR INTERNET TODAY. If you attend the special meeting and vote in person by virtual ballot, your vote by virtual ballot will revoke any proxy previously submitted. If you hold your shares in “street name,” you should instruct your broker, bank or other nominee how to vote your shares in accordance with the voting instruction form you will receive from your broker, bank or other nominee. Your broker, bank or other nominee cannot vote on any of the proposals, including the proposal to adopt the merger agreement, without your instructions.
Your vote is very important, regardless of the number of shares that you own. We cannot complete the merger unless the proposal to adopt the merger agreement is approved by the affirmative vote of the holders of a majority of the shares of Activision Blizzard common stock outstanding and entitled to vote thereon. The failure of any stockholder to vote by virtual ballot, to submit a validly executed proxy card or to grant a proxy electronically over the Internet or by telephone will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. If you hold your shares in “street name,” the failure to instruct your broker, bank or other nominee on how to vote your shares will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.
If you have any questions or need assistance voting your shares of Activision Blizzard common stock, please call Activision Blizzard’s proxy solicitor in connection with the special meeting:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free from the U.S. or Canada: (877) 687-1871
From other locations please dial: +1 (412) 232-3651
Banks and Brokers may call collect: (212) 750-5833
On behalf of our Board of Directors, we thank you for your support and appreciate your consideration of this matter.
Sincerely,
Robert A. Kotick
Chief Executive Officer
Brian Kelly
Chairman of the Board

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated [•], 2022 and, together with the enclosed form of proxy card, is first being mailed to Activision Blizzard stockholders on or about [•], 2022.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2022
NOTICE IS HEREBY GIVEN that a special meeting of stockholders, which we refer to as the “special meeting,” of Activision Blizzard, Inc., which we refer to as “Activision Blizzard,” will be held:
TIME AND DATE:	[•], Pacific time, on [•], 2022
PLACE:	Due to the public health impact of the coronavirus (COVID-19) and to support the well-being of our employees and stockholders, Activision Blizzard will hold the special meeting virtually via the Internet at http://www.viewproxy.com/atvism/2022. After registering at http://www.viewproxy.com/atvism/2022, you will receive a meeting invitation by email with your unique join link along with a password prior to the meeting date. All registrations to attend the special meeting must be received by [•], Pacific time, on [•], 2022. You will not be able to attend the special meeting physically in person. For purposes of attendance at the special meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the special meeting.
ITEMS OF BUSINESS:
1.
To consider and vote on the proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated as of January 18, 2022, which we refer to as the “merger agreement,” by and among Activision Blizzard, Microsoft Corporation, which we refer to as “Microsoft,” and Anchorage Merger Sub Inc., which we refer to as “Sub,” a wholly owned subsidiary of Microsoft, a copy of which is attached as Annex A to the proxy statement accompanying this notice, which proposal we refer to as the “merger proposal”;

2.
To consider and vote on the proposal to approve, by means of a non-binding, advisory vote, compensation that will or may become payable to the named executive officers of Activision Blizzard in connection with the merger pursuant to the merger agreement, which we refer to as the “merger,” and which proposal we refer to as the “merger-related compensation proposal”; and

3.
To consider and vote on the proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to allow time to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting, which proposal we refer to as the “adjournment proposal.”

ADJOURNMENTS AND POSTPONEMENTS:	Any action on the items of business described above may be considered at the special meeting or at any time and date to which the special meeting may be properly adjourned or postponed.
RECORD DATE:	Stockholders of record at the close of business on [•], 2022, which we refer to as the “record date,” are entitled to notice of, and to vote at, the special meeting and at any adjournments or postponements thereof.
INSPECTION OF LIST OF STOCKHOLDERS OF RECORD:	A list of stockholders of record will be available for inspection at the meeting website during the special meeting.

VOTING:
Whether or not you plan to attend the special meeting virtually, we urge you to vote your shares via the toll-free telephone number or over the Internet as described on your proxy card or voting instruction form. You may also complete, sign, date and mail the proxy card or voting instruction form in the prepaid envelope provided.
TO FACILITATE THE TIMELY RECEIPT OF YOUR PROXY DESPITE ANY POTENTIAL SYSTEMS DISRUPTION DUE TO COVID-19, WE ENCOURAGE YOU TO VOTE BY TELEPHONE OR INTERNET TODAY. Submitting a proxy now will not prevent you from being able to vote in person by virtual ballot at the special meeting.

IMPORTANT INFORMATION:
Your vote is very important to us. The merger contemplated by the merger agreement is conditioned on the receipt of, and we cannot consummate the merger unless the merger proposal receives, the affirmative vote of the holders of a majority of the shares of Activision Blizzard’s common stock, par value $0.000001, which we refer to as “Activision Blizzard common stock,” outstanding and entitled to vote thereon.
The affirmative vote of a majority of the voting power of the shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the merger-related compensation proposal. The affirmative vote of a majority of the voting power of the shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present, is required to approve the adjournment proposal.
The failure of any stockholder of record to submit a signed proxy card or grant a proxy electronically over the Internet or by telephone or to vote in person by virtual ballot at the special meeting will have the same effect as a vote “AGAINST” the merger proposal, but will not have any effect on the merger-related compensation proposal or the adjournment proposal (assuming a quorum is present). If you hold your shares in “street name,” the failure to instruct your broker, bank or other nominee on how to vote your shares will have the same effect as a vote “AGAINST” the merger proposal but will not have any effect on the merger-related compensation proposal or the adjournment proposal (assuming a quorum is present). Abstentions will have the same effect as a vote “AGAINST” the merger proposal, the merger-related compensation proposal and the adjournment proposal (assuming a quorum is present).
Stockholders who do not vote in favor of the merger proposal will have the right to seek appraisal of the fair value of their shares of Activision Blizzard common stock, as determined in accordance with Delaware law, if they deliver a demand for appraisal before the vote is taken on the merger proposal and comply with all applicable requirements under Delaware law, which are summarized herein and reproduced in their entirety in Annex B to the accompanying proxy statement.
The Activision Blizzard Board of Directors recommends that you vote (i) “FOR” the merger proposal, (ii) “FOR” the merger-related compensation proposal and (iii) “FOR” the adjournment proposal.

Santa Monica, California
[•], 2022
By Order of the Board of Directors,
Frances Townsend
Executive Vice President, Corporate Affairs,
Corporate Secretary and Chief Compliance Officer

YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET AS DESCRIBED ON YOUR ENCLOSED PROXY CARD. YOU MAY ALSO COMPLETE, SIGN, DATE AND MAIL THE PROXY CARD IN THE PREPAID ENVELOPE PROVIDED. TO FACILITATE THE TIMELY RECEIPT OF YOUR PROXY DESPITE ANY POTENTIAL SYSTEMS DISRUPTION DUE TO COVID-19, WE ENCOURAGE YOU TO VOTE BY TELEPHONE OR INTERNET TODAY. You may revoke your proxy or change your vote at any time before the special meeting. If your shares are held in the name of a broker, bank or other nominee, please follow the instructions on the voting instruction form furnished to you by such broker, bank or other nominee, which is considered the stockholder of record, in order to vote. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. Your broker, bank or other nominee cannot vote on any of the proposals, including the proposal to adopt the merger agreement, without your instructions.
If you fail to return your proxy card, to grant your proxy electronically over the Internet or by telephone, or to vote by virtual ballot in person at the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. If you are a stockholder of record, voting in person by virtual ballot at the special meeting will revoke any proxy that you previously submitted. If you hold your shares through a broker, bank or other nominee, you must obtain from the record holder a legal proxy issued in your name in order to vote in person at the special meeting.
We encourage you to read the accompanying proxy statement, including all documents incorporated by reference therein, and annexes to the accompanying proxy statement, carefully and in their entirety. If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of common stock, please contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free from the U.S. or Canada: (877) 687-1871
From other locations please dial: +1 (412) 232-3651
Banks and Brokers may call collect: (212) 750-5833

i

ii

iii

PROXY SUMMARY
This summary highlights selected information from this proxy statement related to the merger (as defined below). This summary may not contain all of the information that is important to you. To understand the merger more fully and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement, the annexes to this proxy statement, including the merger agreement (as defined below), and the documents incorporated by reference in this proxy statement. You may obtain the documents and information incorporated by reference in this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 106. The merger agreement is attached as Annex A to this proxy statement. Important qualifications with respect to the representations, warranties, covenants and agreements included in the merger agreement are set forth in the section of this proxy statement entitled “Terms of the Merger Agreement” beginning on page 71. We encourage you to read the merger agreement, which is the legal document that governs the merger, carefully and in its entirety.
Except as otherwise specifically noted in this proxy statement or as the context otherwise requires, “Activision Blizzard,” the “Company,” “we,” “our,” “us” and similar words in this proxy statement refer to Activision Blizzard, Inc. including, in certain cases, its subsidiaries. Throughout this proxy statement we refer to Microsoft Corporation, a Washington corporation, as “Microsoft” and to Anchorage Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Microsoft, as “Sub.” In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger (as it may be amended from time to time), dated as of January 18, 2022, by and among Activision Blizzard, Microsoft and Sub, as the “merger agreement.” All references to the “merger” refer to the merger of Sub with and into Activision Blizzard with Activision Blizzard surviving as a wholly owned subsidiary of Microsoft. Activision Blizzard, following completion of the merger, is sometimes referred to in this proxy statement as the “surviving corporation.”
Parties Involved in the Merger (page 29)
Activision Blizzard, Inc.
Activision Blizzard is a leading global developer and publisher of interactive entertainment content and services. We develop and distribute content and services on video game consoles, personal computers and mobile devices. We also operate esports leagues and offer digital advertising within some of our content. Our objective is to connect and engage the world through epic entertainment by continuing to be a worldwide leader in the development, publishing and distribution of high-quality interactive entertainment content and services, as well as related media, that deliver engaging entertainment experiences to our network of connected players on a year-round basis.
Based upon our organizational structure, we conduct our business through three reportable segments, each of which is a leading global developer and publisher of interactive entertainment content and services based primarily on our internally developed intellectual properties: Activision Publishing, Inc. (which we refer to as “Activision”), Blizzard Entertainment, Inc. (which we refer to as “Blizzard”) and King Digital Entertainment plc (which we refer to as “King”). Activision delivers content through both paid-for and free-to-play offerings and primarily generates revenue from full-game and in-game sales, as well as by licensing software to third-party or related-party companies that distribute Activision products. Activision’s key product franchise is Call of Duty®, a first-person action franchise. Activision also includes the activities of the Call of Duty LeagueTM, a global professional esports league with city-based teams. Blizzard delivers content through both paid-for and free-to-play offerings and primarily generates revenue from full-game and in-game sales, subscriptions and by licensing software to third-party or related-party companies that distribute Blizzard products. Blizzard also maintains a proprietary online gaming service, Battle.net®, which facilitates digital distribution of Blizzard content and selected Activision content, online social connectivity and the creation of user-generated content. Blizzard’s key product franchises include: Warcraft®, which includes World of Warcraft, a subscription-based massive multi-player online role-playing game, and Hearthstone®, an online collectible card game based in the Warcraft universe; Diablo®, an action role-playing franchise; and Overwatch®, a team-based first-person action franchise. Blizzard also includes the activities of the Overwatch League™, a global professional esports league with city-based teams. King delivers content through free-to-play offerings and primarily generates revenue from in-game sales and in-game advertising on the mobile platform. King’s key product franchise is Candy Crush™, a “match three” franchise.

We also engage in other businesses that do not represent reportable segments, including the Activision Blizzard distribution business, which consists of operations in Europe that provide warehousing, logistics and sales distribution services to third-party publishers of interactive entertainment software, our own publishing operations and manufacturers of interactive entertainment hardware.
Activision Blizzard’s principal executive offices are located at 2701 Olympic Boulevard, Building B, Santa Monica, CA 90404.
Activision Blizzard was originally incorporated in California in 1979 and was reincorporated in Delaware in December 1992. In connection with the 2008 business combination by and among the Company (then known as Activision, Inc.), Vivendi S.A. and Vivendi Games, Inc., pursuant to which we acquired Blizzard Entertainment, Inc., we were renamed Activision Blizzard, Inc. On February 23, 2016, we acquired King Digital Entertainment plc, a leading interactive mobile entertainment company, by purchasing all of its outstanding shares. Activision Blizzard common stock, par value $0.000001 per share, which we refer to as “Activision Blizzard common stock,” is currently listed on the Nasdaq Global Select Market, which we refer to as “Nasdaq,” under the symbol “ATVI.”
Additional information about Activision Blizzard and its subsidiaries is included in documents incorporated by reference in this proxy statement (see the section entitled “Where You Can Find More Information” beginning on page 106) and on its website: www.activisionblizzard.com. The information provided or accessible through Activision Blizzard’s website is not part of, or incorporated by reference in, this proxy statement.
Microsoft Corporation
Microsoft is a technology company whose mission is to empower every person and every organization on the planet to achieve more, and is a leader in enabling digital transformation for the era of an intelligent cloud and intelligent edge. Founded in 1975, Microsoft operates worldwide and has offices in more than 100 countries. Microsoft develops and supports a wide range of software, services, devices, and solutions that deliver new opportunities, greater convenience and enhanced value to people’s lives. Microsoft offers an array of services, including cloud-based solutions, that provide customers with software, services, platforms and content. Microsoft’s products include operating systems, cross-device productivity applications, server applications, business solution applications, desktop and server management tools, software development tools, and games. Microsoft also designs and sells devices, including PCs, tablets, gaming and entertainment consoles, other intelligent devices, and related accessories.
Microsoft’s principal executive offices are located at One Microsoft Way, Redmond, WA 98052. Microsoft’s common stock is listed on Nasdaq under the symbol “MSFT.”
Additional information about Microsoft and its subsidiaries is included in documents filed by Microsoft with the SEC and on its website: www.microsoft.com. The information provided or accessible through Microsoft’s website or filed by Microsoft with the SEC are not part of, or incorporated by reference in, this proxy statement.
Anchorage Merger Sub Inc.
Sub is a Delaware corporation and a wholly owned subsidiary of Microsoft, formed on January 13, 2022 solely for the purpose of engaging in the merger and the other transactions as contemplated under the merger agreement. Upon completion of the merger, Sub will cease to exist.
Certain Effects of the Merger on Activision Blizzard (page 30)
Upon the terms and subject to the conditions of the merger agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, which we refer to as the “DGCL,” on the closing date and at the time at which the merger will become effective, which we refer to as the “effective time,” Sub will merge with and into Activision Blizzard, with Activision Blizzard continuing as the surviving corporation and a wholly owned subsidiary of Microsoft. As a result of the merger, Activision Blizzard will cease to be a publicly traded company. If the merger is completed, you will not own any shares of the capital stock of the surviving corporation following the effective time.

Effect on Activision Blizzard if the Merger is Not Completed (page 30)
If the merger agreement is not adopted by Activision Blizzard stockholders or if the merger is not completed for any other reason, Activision Blizzard stockholders will not receive any payment for their shares of Activision Blizzard common stock. Instead, Activision Blizzard will remain an independent public company, Activision Blizzard common stock will continue to be listed and traded on Nasdaq and registered under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act,” and Activision Blizzard will continue to file periodic reports with the U.S. Securities and Exchange Commission, which we refer to as the “SEC.”
Under certain specified circumstances, Activision Blizzard will be required to pay Microsoft a termination fee upon the termination of the merger agreement, as described under the section entitled “Terms of the Merger Agreement — Termination Fee” beginning on page 89.
Under certain specified circumstances, Microsoft will be required to pay Activision Blizzard a reverse termination fee upon the termination of the merger agreement, as described under the section entitled “Terms of the Merger Agreement — Reverse Termination Fee” beginning on page 90.
Merger Consideration (page 72)
If the merger is completed, at the effective time, and without any action on the part of the holder, each share of Activision Blizzard common stock issued and outstanding immediately prior to the effective time (other than shares of Activision Blizzard common stock (i) held by Activision Blizzard as treasury stock (excluding certain shares held by a wholly owned subsidiary of Activision Blizzard, which shares will remain outstanding and unaffected by the merger), (ii) owned by Microsoft or Sub or any of their respective direct or indirect wholly owned subsidiaries and (iii) held by stockholders who have neither voted in favor of adoption of the merger agreement nor consented thereto in writing and who have properly and validly exercised their statutory rights of appraisal in respect of such shares in accordance with Section 262 of the DGCL, in each case immediately prior to the effective time), and certain equity awards, the treatment of which is described under the sections entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Interests of the Non-Employee Directors and Executive Officers of Activision Blizzard in the Merger — Treatment of Equity Compensation” and “Terms of the Merger Agreement — Conversion of Shares — Treatment of Equity Compensation” beginning on pages 58 and 72, respectively, will be converted into the right to receive $95.00 per share in cash, without interest, which we refer to as the “merger consideration,” less any applicable withholding taxes. All shares, when so converted at the effective time into the right to receive the merger consideration, will automatically be cancelled and will cease to exist.
As described under the section entitled “Terms of the Merger Agreement — Exchange and Payment Procedures” beginning on page 74, at or promptly following the effective time, Microsoft will deposit, or cause to be deposited, with a designated paying agent (as defined herein) a cash amount in immediately available funds sufficient in the aggregate for the payment of the merger consideration.
After the merger is completed, under the terms and conditions of the merger agreement, you will have the right to receive the per share merger consideration, but you no longer will have any rights as an Activision Blizzard stockholder as a result of the merger (except for the right to receive the per share merger consideration and except that stockholders who properly exercise and perfect, and do not validly withdraw or subsequently lose, their demand for appraisal will instead have such rights as granted by Section 262 of the DGCL, as described under the section entitled “Appraisal Rights” beginning on page 98).
The Special Meeting (page 24)
Date, Time and Place
The special meeting of our stockholders, which we refer to as the “special meeting,” will be held on [•], 2022, at [•], Pacific time.
Due to the public health impact of the coronavirus (COVID-19) and to support the well-being of our employees and stockholders, Activision Blizzard will hold the special meeting virtually via the Internet at http://www.viewproxy.com/atvism/2022. After registering at http://www.viewproxy.com/atvism/2022, you will receive a meeting invitation by email with your unique join link along with a password prior to the meeting date. All registrations to attend the special meeting must be received by [•], Pacific time, on [•], 2022. You will not be able to attend the special meeting physically in person. For purposes of attendance at the special meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the special meeting.
Purpose
At the special meeting, we will ask our stockholders of record as of the close of business on [•], 2022, which we refer to as the “record date,” to consider and vote on the following proposals:
•
the adoption of the merger agreement, a copy of which is attached as Annex A to the proxy statement accompanying this proxy statement, which we refer to as the “merger proposal”;

•
the approval, by means of a non-binding, advisory vote, of compensation that will or may become payable to the named executive officers of Activision Blizzard in connection with the merger, which we refer to as the “merger-related compensation proposal”; and

•
the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to allow time to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting, which we refer to as the “adjournment proposal.”

Record Date; Shares Entitled to Vote
You are entitled to vote at the special meeting if you owned shares of Activision Blizzard common stock as of the close of business on the record date. You will have one vote at the special meeting for each share of Activision Blizzard common stock you owned as of the close of business on the record date.
Quorum
The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of Activision Blizzard common stock entitled to vote at the special meeting constitutes a quorum at the special meeting. As of the close of business on the record date, there were [•] shares of Activision Blizzard common stock outstanding and entitled to vote. If you submit a validly executed proxy by mail, telephone or the Internet, you will be considered a part of the quorum. In addition, abstentions will be counted for purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum. As a result, [•] shares of Activision Blizzard common stock must be represented, in person or by proxy, to have a quorum. In the event that a quorum is present at the special meeting and there are not sufficient votes at the time of the special meeting to approve the merger proposal, it is expected that the special meeting would be adjourned to allow time to solicit additional proxies if the holders of a majority of the shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, approve an adjournment. If a quorum is not present, the special meeting may be (and it is expected that the special meeting would be) adjourned by the presiding person of the meeting pursuant to the authority granted in Activision Blizzard’s bylaws until a quorum is obtained, subject to the terms of the merger agreement.
Required Vote
The affirmative vote of the holders of a majority of the shares of Activision Blizzard common stock outstanding and entitled to vote thereon is required to approve the merger proposal, which we refer to as “stockholder approval.” This means that the proposal will be approved if the number of shares voted “FOR” that proposal is greater than 50% of the total number of shares of our outstanding common stock as of the record date. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the merger proposal.
The affirmative vote of a majority of the voting power of the shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the merger-related compensation proposal. This means that the proposal will be approved if the number of shares voted “FOR” that proposal is greater than 50% of the total number of shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the merger-related compensation proposal, and broker non-votes will not have any effect on the merger-related compensation proposal (assuming a quorum is present).
The affirmative vote of a majority of the voting power of the shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present, is required to approve the adjournment proposal. This means that the adjournment proposal will be approved if the number of shares voted “FOR” that proposal is greater than 50% of the total number of shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present. Whether or not there is a quorum, the presiding person at the special meeting has the power to adjourn the special meeting from time to time until a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the adjournment proposal, and broker non-votes will not have any effect on the adjournment proposal (assuming a quorum is present).
Share Ownership of Activision Blizzard’s Directors and Executive Officers
As of the close of business on the record date, Activision Blizzard’s directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [•] shares of Activision Blizzard common stock (excluding any shares of Activision Blizzard common stock that would be delivered upon exercise or conversion of stock options or other equity-based awards), which represented approximately [•]% of the outstanding shares of Activision Blizzard common stock on that date.
It is expected that Activision Blizzard’s directors and executive officers will vote all of their shares “FOR” the merger proposal, “FOR” the merger-related compensation proposal and “FOR” the adjournment proposal, although none of them has entered into any agreement requiring them to do so.
Voting of Proxies
Any Activision Blizzard stockholder of record entitled to vote at the special meeting may submit a proxy by returning a signed and dated proxy card by mail, in the accompanying prepaid reply envelope, or voting electronically over the Internet or by telephone by following the instructions set forth on the enclosed proxy card or may vote in person by appearing virtually at the special meeting. If your shares are held in a brokerage account at a brokerage firm, bank, broker-dealer or similar organization, then you are the “beneficial owner” of shares held in “street name,” and you should instruct your broker, bank or other nominee on how you wish to vote your shares of Activision Blizzard common stock using the instructions provided by your broker, bank or other nominee on the enclosed voting instruction form. Under applicable stock exchange rules, if you fail to instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee only has discretion to vote your shares on discretionary matters. Each of the merger proposal, the merger-related compensation proposal and the adjournment proposal are non-discretionary matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your broker, bank or other nominee on how you wish to vote your shares.
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the special meeting by submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy, validly executing another proxy card with a later date and returning it to us so that we receive it prior to the special meeting or virtually attending the special meeting and voting in person. Proxies submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Pacific Time, on [•], 2022. If you hold your shares of Activision Blizzard common stock in “street name,” you should contact your broker, bank or other nominee for instructions regarding how to change your vote.
Recommendation of Our Board of Directors and Reasons for the Merger (page 42)
The Activision Blizzard Board of Directors, after considering various factors described under the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Recommendation of Our Board of Directors and Reasons for the Merger” beginning on page 42, unanimously (i) determined that the terms of the merger agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of Activision Blizzard and its stockholders; (ii) declared advisable, approved and authorized in all respects the execution and delivery of the merger agreement by Activision Blizzard, the performance by Activision Blizzard of its obligations thereunder, and the consummation of the transactions contemplated thereby, upon the terms and conditions set forth therein; (iii) directed that the adoption of the merger agreement be submitted to a vote at a meeting of the stockholders of Activision Blizzard; and (iv) recommended that Activision Blizzard stockholders adopt the merger agreement.
The Activision Blizzard Board of Directors unanimously recommends that you vote (i) “FOR” the merger proposal, (ii) “FOR” the merger-related compensation proposal and (iii) “FOR” the adjournment proposal.
Opinion of Activision Blizzard’s Financial Advisor (page 51)
Activision Blizzard has engaged Allen & Company as financial advisor to Activision Blizzard in connection with the merger. In connection with this engagement, Allen & Company delivered a written opinion, dated January 17, 2022, to the Activision Blizzard Board of Directors as to the fairness, from a financial point of view and as of the date of such opinion, of the merger consideration to be received by holders of Activision Blizzard common stock (other than, to the extent applicable, Microsoft, Sub and their respective affiliates) pursuant to the merger agreement. The full text of Allen & Company’s written opinion, dated January 17, 2022, which describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached to this proxy statement as Annex C and is incorporated by reference herein in its entirety. The description of Allen & Company’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Allen & Company’s opinion. Allen & Company’s opinion and advisory services were intended for the benefit and use of the Activision Blizzard Board of Directors (in its capacity as such) in connection with its evaluation of the merger consideration from a financial point of view and did not address any other terms, aspects or implications of the merger. Allen & Company’s opinion did not constitute a recommendation as to the course of action that Activision Blizzard (or the Activision Blizzard Board of Directors or any committee thereof) should pursue in connection with the merger or otherwise address the merits of the underlying decision by Activision Blizzard to engage in the merger, including in comparison to other strategies or transactions that might be available to Activision Blizzard or which Activision Blizzard might engage in or consider. Allen & Company’s opinion does not constitute advice or a recommendation to any securityholder or other person as to how to vote or act on any matter relating to the merger or otherwise.
For a more complete description, see the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Opinion of Activision Blizzard’s Financial Advisor” beginning on page 51.
Financing of the Merger (page 66)
The merger is not conditioned on Microsoft’s ability to obtain financing. Microsoft has represented to Activision Blizzard that it has available, and will have available at the effective time, the funds necessary to pay the aggregate merger consideration, including (i) payments to Activision Blizzard’s stockholders of the amounts due under the merger agreement and (ii) payments in respect of certain of Activision Blizzard’s outstanding equity awards pursuant to the merger agreement.
Treatment of Equity Compensation (page 56)
Pursuant to our equity incentive plans, we have granted equity awards with respect to Activision Blizzard common stock in the form of stock options and stock units (i.e., restricted stock units, which we refer to as “RSUs” and performance stock units, which we refer to as “PSUs”). Our executive officers hold options, RSUs, which represent a right to receive shares of Activision Blizzard common stock based on service over a time-based vesting schedule, and PSUs, which represent a right to receive shares of Activision Blizzard common stock ranging from 0 to 125% (and, in some cases, up to 250%) of the target number of shares based on both service over a time-based vesting schedule and achievement of specified performance goals over a specified performance period. Our non-employee directors hold options and RSUs, which represent a right to receive shares of Activision Blizzard common stock, subject to vesting requirements of the underlying equity award, on a specified future date or event, such as a separation from service. The merger agreement provides for the treatment set forth below with respect to outstanding equity awards:

Stock Options
•
Each outstanding option to purchase Activision Blizzard common stock granted pursuant to our equity incentive plans that (i) is vested as of immediately prior to the effective time, or (ii) will become vested by its terms at the effective time will be cancelled and converted into the right to receive the merger consideration for each share of Activision Blizzard common stock that would have been issuable upon exercise of such option immediately prior to the effective time, less the applicable option exercise price for each such share of Activision Blizzard common stock underlying such option and any applicable withholding taxes.

•
Each option that is outstanding as of immediately prior to the effective time, and is not cancelled and converted as described above, and has an exercise price per share of Activision Blizzard common stock that is less than the merger consideration, will be, as of the effective time and as determined by Microsoft, (x) assumed by Microsoft and converted into a nonqualified stock option or (y) converted into a nonqualified stock option granted pursuant to Microsoft’s equity incentive plans, in either case, in respect of a number of shares of common stock of Microsoft equal to the product (rounded down to the nearest whole share) of (i) the number of shares of Activision Blizzard common stock subject to such assumed option as of immediately prior to the effective time (determined based on target performance levels, as applicable) multiplied by (ii) a fraction (A) the numerator of which is the merger consideration and (B) the denominator of which is Microsoft’s stock price (i.e., the volume weighted average price per share rounded to four decimal places (with amounts of 0.00005 and above rounded up) of common stock of Microsoft on Nasdaq for the five consecutive trading days ending with the last trading day ending immediately prior to the closing date) (which we refer to as the “exchange ratio”), at an exercise price per share of common stock of Microsoft equal to (i) the exercise price of such option divided by (ii) the exchange ratio (rounded up to the nearest whole cent) rounded down to the nearest whole number of shares. In each case of clauses (x) and (y) of this paragraph, the terms and conditions relating to vesting and exercisability will remain the same with respect to Activision Blizzard options subject to time-based vesting, and with respect to Activision Blizzard options subject to performance-based vesting, will be converted into time-based vesting options (determined based on target performance levels) that will vest at the conclusion of the original performance period.

•
In the event that the exercise price per share under any option is equal to or greater than the merger consideration, such option will be cancelled as of the effective time without payment therefor and will have no further force or effect.

Stock Units
•
Each outstanding award of RSUs or PSUs granted pursuant to Activision Blizzard’s equity incentive plans that (i) is vested as of immediately prior to the effective time, (ii) will become vested by its terms at the effective time or (iii) is granted to a non-employee member of the Activision Blizzard Board of Directors, will, as of the effective time, be cancelled and converted into the right to receive the merger consideration with respect to each share of Activision Blizzard common stock subject to such award, less any applicable withholding taxes.

•
Each outstanding award of RSUs or PSUs that is outstanding as of immediately prior to the effective time and is not cancelled and converted as described above, will, as of the effective time, be, as determined by Microsoft, (x) assumed by Microsoft and converted into a stock-based award or (y) converted into a stock-based award pursuant to Microsoft’s equity incentive plans, in either case, in respect of a number of shares of common stock of Microsoft equal to the product (rounded down to the nearest whole share) of (i) the number of shares of Activision Blizzard common stock subject to such award as of immediately prior to the effective time (determined based on target performance levels, as applicable) multiplied by the exchange ratio. In each case of clauses (x) and (y) of this paragraph, the terms and conditions relating to vesting will remain the same with respect to equity awards subject to time-based vesting, and, with respect to equity awards subject to performance-based vesting, will be converted into time-based vesting equity awards (determined based on target performance levels) that will vest at the conclusion of the original performance period.

Notwithstanding the treatment of outstanding unvested options, RSUs and PSUs described above, prior to the closing date, Microsoft may elect to treat some or all of the awards that would otherwise be converted as set forth herein as if they were vested (i.e., by cancelling and converting an award into the right to receive the merger consideration with respect to each share of Activision Blizzard common stock subject to the award (less the applicable exercise price, in the case of options), less any applicable withholding taxes; provided that for options, such election may apply only to those options that are otherwise scheduled to vest within 120 days following the closing date).
If the treatment described above of an award of stock units or options held by a non-U.S. employee would be prohibited or subject to onerous regulatory requirements or adverse tax treatment under the laws of the applicable jurisdiction (in each case, as reasonably determined by Microsoft), Microsoft will provide compensation to the employee that is equivalent in value to the value that otherwise would have been provided to the employee under the treatment described above, to the extent practicable and as would not result in the imposition of additional taxes under Section 409A of the Internal Revenue Code (which we refer to as the “Code”). This compensation will be provided in the form of a cash payment (less applicable taxes) or a new equity award, as reasonably determined by Microsoft.
Interests of the Non-Employee Directors and Executive Officers of Activision Blizzard in the Merger (page 58)
When considering the recommendation of the Activision Blizzard Board of Directors that you vote to approve the proposal to adopt the merger agreement, you should be aware that our non-employee directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder. The Activision Blizzard Board of Directors was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and overseeing the negotiation of the merger agreement, in approving the merger agreement and the merger and in recommending that the merger agreement be adopted by the stockholders of Activision Blizzard.
For a more complete description, see the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Interests of the Non-Employee Directors and Executive Officers of Activision Blizzard in the Merger” beginning on page 58.
Appraisal Rights (page 98)
Any shares of Activision Blizzard common stock that are issued and outstanding immediately prior to the effective time and as to which the holders thereof have not voted in favor of the merger proposal and are entitled to demand, and properly demand, appraisal of such shares of Activision Blizzard common stock pursuant to Section 262 of the DGCL and, as of the effective time, have neither failed to perfect, nor effectively withdrawn or lost rights to appraisal under the DGCL, such shares we collectively refer to as the “dissenting shares,” will not be converted into the right to receive the merger consideration, unless and until such holder will have effectively withdrawn or lost such holder’s right to appraisal under the DGCL, or if a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Section 262 of the DGCL, at which time such shares of Activision Blizzard common stock will be treated as if they had been converted into the right to receive, as of the effective time, the merger consideration, less applicable tax withholdings upon surrender of such certificates or book-entry shares that formerly represented such shares of Activision Blizzard common stock, and such Activision Blizzard common stock will not be deemed dissenting shares, and such holder thereof will cease to have any other rights with respect to such Activision Blizzard common stock. Each holder of dissenting shares will only be entitled to such consideration as may be due with respect to such dissenting shares pursuant to Section 262 of the DGCL.
To exercise your appraisal rights, you must submit a written demand for appraisal to Activision Blizzard before the vote is taken on the merger proposal, you must not submit a blank proxy or otherwise vote in favor of the merger proposal and you must continue to hold the shares of Activision Blizzard common stock of record through the effective time. Your failure to follow the procedures specified under the DGCL may result in the loss of your appraisal rights. The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, and the relevant section of the DGCL regarding appraisal rights is reproduced and attached as Annex B to this proxy statement. If you hold your shares of Activision Blizzard common stock through a broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with your broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank or other nominee. Stockholders should refer to the discussion under the section entitled “Appraisal Rights” beginning on page 98 and the DGCL requirements for exercising appraisal rights reproduced and attached as Annex B to this proxy statement.
U.S. Federal Income Tax Consequences of the Merger (page 66)
For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined in the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — U.S. Federal Income Tax Consequences of the Merger” beginning on page 66 of this proxy statement) in exchange for such U.S. Holder’s shares of Activision Blizzard common stock pursuant to the merger will generally result in the recognition of gain or loss in an amount measured by the difference, if any, between the cash such U.S. Holder receives in the merger and such U.S. Holder’s adjusted tax basis in the shares of Activision Blizzard common stock surrendered in the merger.
For a more complete description of the U.S. federal income tax consequences of the merger, see the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — U.S. Federal Income Tax Consequences of the Merger” beginning on page 66 of this proxy statement.
You should be aware that the tax consequences to you of the merger may depend upon your own situation. In addition, you may be subject to U.S. federal, state, local or non-U.S. tax laws that are not discussed in this proxy statement. You should therefore consult with your own tax advisor(s) for a full understanding of the tax consequences to you of the merger.
Regulatory Approvals (page 68)
Under the merger agreement, the merger cannot be completed until (1) the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to as the “HSR Act,” has expired or been terminated; and (2) the approval or clearance of the merger has been granted under the antitrust and foreign investment laws of certain specified countries. For more information, see the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Regulatory Approvals” beginning on page 68 of this proxy statement.
No Solicitation of Other Offers (page 80)
Under the merger agreement, from the date of the merger agreement until the effective time of the merger (or the earlier termination of the merger agreement), Activision Blizzard has agreed to cease and cause to be terminated any discussions or negotiations with and terminate any data room or other diligence access of any person, its affiliates and its representatives (as defined below) relating to an acquisition transaction (as defined under the section of this proxy statement entitled “Terms of the Merger Agreement — No Solicitation of Other Offers”) and to request any person who executed a confidentiality agreement in connection with its consideration of acquiring Activision Blizzard to promptly return or destroy any non-public information furnished by or on behalf of Activision Blizzard prior to the date of the merger agreement.
Under the merger agreement, from the date of the merger agreement until the effective time of the merger (or the earlier termination of the merger agreement), Activision Blizzard has agreed to not, and to not authorize or direct, as the case may be, its subsidiaries and its and their respective affiliates, directors, officers, employees, consultants, agents, representatives and advisors, whom we collectively refer to as “representatives,” to, among other things: (1) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal, offer or inquiry that constitutes, or is reasonably expected to lead to, an acquisition proposal (as defined under the section of this proxy statement entitled “The Merger Agreement — No Solicitation of Other Offers”); (2) furnish or otherwise provide access to any non-public information regarding, or to the business, properties, assets, books, records or personnel of, Activision Blizzard or its subsidiaries to any person in connection with, or with the intent to induce, the making, submission or announcement of, or knowingly encourage, facilitate or assist, an acquisition proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to an acquisition proposal; (3) participate or engage in discussions or negotiations with any person with respect to an acquisition proposal or with respect to any inquiries from third parties relating to making a potential acquisition proposal; (4) approve, endorse or recommend any proposal that constitutes, or is reasonably expected to lead to, an acquisition proposal; (5) enter into any letter of intent, memorandum of understanding, merger agreement, expense reimbursement agreement, acquisition agreement or other contract relating to an acquisition transaction (as defined under the section of this proxy statement entitled “Terms of the Merger Agreement — No Solicitation of Other Offers”); or (6) authorize or commit to do any of the foregoing.
Notwithstanding these restrictions, under certain circumstances prior to the adoption of the merger agreement by Activision Blizzard stockholders, Activision Blizzard may furnish information to, and enter into negotiations or discussions with, a person regarding a bona fide written acquisition proposal that did not result from a breach of Activision Blizzard’s non-solicitation obligations under the merger agreement if the Activision Blizzard Board of Directors determines in good faith after consultation with Activision Blizzard’s financial advisor and outside legal counsel that (1) such proposal constitutes or is reasonably likely to lead to a superior proposal (as defined in “Terms of the Merger Agreement — No Solicitation of Other Offers”); and (2) failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law. For more information, see the section of this proxy statement entitled “Terms of the Merger Agreement — No Solicitation of Other Offers” beginning on page 80 of this proxy statement.
Activision Blizzard is not entitled to terminate the merger agreement to enter into an agreement for a superior proposal unless it complies with certain procedures in the merger agreement, including engaging in good faith negotiations with Microsoft during a specified period. If Activision Blizzard terminates the merger agreement in order to accept a superior proposal, it must pay a $2,270,100,000 termination fee to Microsoft. For more information, see the section of this proxy statement entitled “Terms of the Merger Agreement — The Recommendation of the Activision Blizzard Board of Directors; Company Board Recommendation Change” beginning on page 82 of this proxy statement.
Change in the Recommendation of the Activision Blizzard Board of Directors (page 82)
The Activision Blizzard Board of Directors may not withdraw its recommendation that Activision Blizzard stockholders adopt the merger agreement or take certain similar actions other than, under certain circumstances, if it determines in good faith, after consultation with Activision Blizzard’s financial advisor and outside legal counsel, that failure to do so would be inconsistent with the fiduciary duties of the Activision Blizzard Board of Directors pursuant to applicable law and compliance with certain procedures in the merger agreement, including engaging in good faith negotiations with Microsoft during a specified period. If Microsoft terminates the merger agreement because the Activision Blizzard Board of Directors withdraws its recommendation that Activision Blizzard stockholders adopt the merger agreement or takes certain similar actions, then Activision Blizzard must pay a $2,270,100,000 termination fee to Microsoft. For more information, see the section of this proxy statement entitled “Terms of the Merger Agreement — The Recommendation of the Activision Blizzard Board of Directors; Company Board Recommendation Change” beginning on page 82 of this proxy statement.
Conditions to the Closing of the Merger (page 86)
The obligations of Activision Blizzard, Microsoft and Sub, as applicable, to consummate the merger are subject to the satisfaction or waiver of certain conditions, including (among other conditions), the following:
•
the adoption of the merger agreement by the requisite affirmative vote of Activision Blizzard stockholders;

•
the expiration or termination of the applicable waiting period under, or obtaining all requisite consents pursuant to, the HSR Act and the antitrust and foreign investment laws of certain specified countries, without the imposition of a burdensome condition, which we refer to as the “regulatory conditions”;

•
the absence of any temporary restraining order, preliminary or permanent injunction or other judgment or order issued by a court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the merger that is in effect, governmental action or statute, rule, regulation or order having been enacted, entered, enforced or deemed applicable to the merger that, in each case, prohibits, makes illegal or enjoins (or seeks to prohibit, make illegal or enjoin) the consummation of the merger or which imposes or seeks to impose a burdensome condition, which we refer to as the “injunction condition”;
•
the absence of any Company Material Adverse Effect (as such term is defined in the section of this proxy statement entitled “Terms of the Merger Agreement — Representations and Warranties”) having occurred after the date of merger agreement that is continuing as of the effective time of the merger;

•
the accuracy of the representations and warranties of Microsoft and Sub in the merger agreement, subject to applicable materiality qualifiers, as of the date of the merger agreement and as of the effective time of the merger or the date in respect of which such representation or warranty was specifically made;

•
the accuracy of the representations and warranties of Activision Blizzard in the merger agreement, subject to applicable materiality qualifiers, as of the date of the merger agreement and as of the effective time of the merger or the date in respect of which such representation or warranty was specifically made; and

•
the performance and compliance in all material respects by Activision Blizzard, Microsoft and Sub of and with their respective covenants and obligations required to be performed and complied with by them under the merger agreement at or prior to the effective time of the merger.

For more information, see the section of this proxy statement entitled “Terms of the Merger Agreement — Conditions to the Closing of the Merger” beginning on page 86 of this proxy statement.
Termination of the Merger Agreement (page 88)
The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the adoption of the merger agreement by Activision Blizzard stockholders, in the following ways:
•
by mutual written agreement of Activision Blizzard and Microsoft;

•
by either Activision Blizzard or Microsoft if:

•
(1) a permanent injunction or similar judgment or order issued by a court or other legal restraint prohibiting consummation of the merger is in effect, or any action taken by a governmental authority prohibiting the merger has become final and non-appealable; or (2) any statute, regulation or order prohibiting the merger has been enacted (except that a party may not terminate the merger agreement pursuant to this provision if such party’s material breach of any provision of the merger agreement is the primary cause of the failure of the merger to be consummated by the termination date (as defined below));

•
the merger has not been consummated before 11:59 p.m., Pacific time, on January 18, 2023, which we refer to as the “termination date,” except that (i) if all conditions have been satisfied (other than those conditions to be satisfied at the time of closing of the merger) or waived (to the extent permitted by applicable law) by that date, but on that date the regulatory conditions or the injunction condition (solely with respect to antitrust, competition or foreign investment laws) has not been satisfied, then the termination date will automatically be extended to 11:59 p.m., Pacific time, on April 18, 2023 and (ii) if all conditions have been satisfied (other than those conditions to be satisfied at the time of closing of the merger) or waived (to the extent permitted by applicable law) by April 18, 2023, but on that date the regulatory conditions or the injunction condition (solely with respect to antitrust, competition or foreign investment laws) has not been satisfied, then the termination date will automatically be extended to 11:59 p.m., Pacific time, on July 18, 2023 (except that a party may not terminate the merger agreement pursuant to this provision if such party’s material breach of any provision of the merger agreement is the primary cause of the failure of the merger to be consummated by the termination date); or

•
the Activision Blizzard stockholders do not adopt the merger agreement at the special meeting (except that a party may not terminate the merger agreement if such party’s material breach of the merger agreement is the primary cause of the failure to obtain the approval of the Activision Blizzard stockholders at the special meeting);
• by Activision Blizzard if:
•
after a cure period (if capable of being cured by the termination date), Microsoft or Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements in the merger agreement, such that the related closing condition would not be satisfied (but Activision Blizzard may not so terminate the merger agreement if the breach was cured prior to termination or if its own breach, failure to perform or comply with the merger agreement or inaccuracy of its representations and warranties causes the failure of the closing conditions in respect of Activision Blizzard’s performance of its covenants or accuracy of its representations and warranties to have been satisfied);

•
prior to the adoption of the merger agreement by Activision Blizzard stockholders, (1) Activision Blizzard has received a superior proposal; (2) the Activision Blizzard Board of Directors has authorized Activision Blizzard to enter into an agreement to consummate the transaction contemplated by such superior proposal; (3) Activision Blizzard pays Microsoft a $2,270,100,000 termination fee; and (4) Activision Blizzard has complied with its non-solicitation obligations under the merger agreement; and

• by Microsoft if:
•
after a cure period (if capable of being cured by the termination date), Activision Blizzard has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements in the merger agreement, such that the related closing condition would not be satisfied (but Microsoft may not so terminate the merger agreement if the breach was cured prior to termination or if its own breach, failure to perform or comply with the merger agreement or inaccuracy of its representations and warranties causes the failure of the closing conditions in respect of Microsoft’s performance of its covenants or accuracy of its representations and warranties to have been satisfied); or

•
the Activision Blizzard Board of Directors has effected a company board recommendation change.

Termination Fee (page 89)
Activision Blizzard will be required to pay to Microsoft a termination fee of $2,270,100,000 if the merger agreement is terminated in specified circumstances. For more information, see the section of this proxy statement entitled “Terms of the Merger Agreement — Termination Fee” beginning on page 89 of this proxy statement.
Reverse Termination Fee (page 90)
Microsoft will be required to pay Activision Blizzard a reverse termination fee in an amount ranging from $2,000,000,000 to $3,000,000,000 if the merger agreement is terminated in specified circumstances. For more information, see the section of this proxy statement entitled “Terms of the Merger Agreement — Reverse Termination Fee” beginning on page 90 of this proxy statement.
Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS
The following questions and answers are intended to address some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that may be important to you as an Activision Blizzard stockholder. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement (including the merger agreement) and the documents we incorporate by reference in this proxy statement. You may obtain the documents and information incorporated by reference in this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 106. The merger agreement is attached as Annex A to this proxy statement and is incorporated by reference herein. Important qualifications with respect to the representations, warranties, covenants and agreements included in the merger agreement are set forth in the section of this proxy statement entitled “Terms of the Merger Agreement” beginning on page 71.
Q:
Why am I receiving these proxy materials?

A:
On January 18, 2022, Activision Blizzard entered into the merger agreement providing for the merger of Sub with and into Activision Blizzard, with Activision Blizzard surviving the merger as a wholly owned subsidiary of Microsoft. In order to complete the merger, Activision Blizzard stockholders must vote to adopt the merger agreement at the special meeting. The approval of this proposal by our stockholders is a condition to the consummation of the merger. For more information, see the section entitled “Terms of the Merger Agreement — Conditions to the Closing of the Merger” beginning on page 86. The Activision Blizzard Board of Directors is furnishing this proxy statement and form of proxy card to the holders of Activision Blizzard common stock in connection with the solicitation of proxies in favor of the proposal to adopt the merger agreement and to approve the other proposals to be voted on at the special meeting or any adjournments or postponements thereof. This proxy statement includes information that we are required to provide to you under the rules of the SEC and is designed to assist you in voting on the matters presented at the special meeting. Stockholders of record as of the close of business on [•], 2022, which we refer to as the “record date,” may attend the special meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:
What is included in the proxy materials?

A:
The proxy materials include the proxy statement and the annexes to the proxy statement, including the merger agreement, and a proxy card or voting instruction form.

Q:
When and where is the special meeting?

A:
The special meeting will take place on [•], 2022, at [•], Pacific time. Due to the public health impact of the coronavirus (COVID-19) and to support the well-being of our employees and stockholders, Activision Blizzard will hold the special meeting virtually via the Internet at the meeting website. The virtual meeting will provide stockholders with the same rights and opportunities to participate as they would have at a physical meeting. After registering at http://www.viewproxy.com/atvism/2022, you will receive a meeting invitation by email with your unique join link along with a password prior to the meeting date. All registrations to attend the special meeting must be received by [•], Pacific time, on [•], 2022. You will not be able to attend the special meeting physically in person.

Q:
What is the proposed merger and what effects will it have on Activision Blizzard?

A:
The proposed merger is the acquisition of Activision Blizzard by Microsoft through the merger of Sub with and into Activision Blizzard pursuant to the merger agreement. If the proposal to adopt the merger agreement is approved by the requisite number of shares of Activision Blizzard common stock and the other closing conditions under the merger agreement have been satisfied or waived, Sub will merge with and into Activision Blizzard, with Activision Blizzard continuing as the surviving corporation. As a result of the merger, Activision Blizzard will become a wholly owned subsidiary of Microsoft and you will no longer own shares of Activision Blizzard common stock. Activision Blizzard expects to delist its common stock from Nasdaq as promptly as practicable after the effective time and deregister its common stock under the Exchange Act as promptly as practicable after such delisting. Thereafter, Activision Blizzard will no longer be a publicly traded company.

Q:
What will I receive if the merger is completed?

A:
Upon completion of the merger, you will be entitled to receive the per share merger consideration of $95.00 in cash, without interest and less applicable tax withholdings, for each share of Activision Blizzard common stock that you own, unless you have properly exercised and perfected and not withdrawn your demand for, or otherwise lost your, appraisal rights under the DGCL with respect to such shares. For example, if you own 100 shares of Activision Blizzard common stock, you will receive $9,500.00 in cash, without interest and less any applicable withholding taxes, in exchange for your shares of Activision Blizzard common stock. In no case will you own shares in the surviving corporation.

Q:
Who is entitled to vote at the special meeting?

A:
If your shares of Activision Blizzard common stock are registered in your name in the records of our transfer agent, Broadridge Corporate Issuer Solutions, which we refer to as “Broadridge,” as of the close of business on the record date, you are a “stockholder of record” for purposes of the special meeting and are eligible to attend and vote. If you hold shares of Activision Blizzard common stock indirectly through a broker, bank or similar institution, you are not a stockholder of record, but instead hold your shares in “street name” and the record owner of your shares is your broker, bank or similar institution. Instructions on how to vote shares held in street name are described under the question “How do I vote my shares?” below.

Q:
How many votes do I have?

A:
You will have one vote for each share of Activision Blizzard common stock owned by you, as a stockholder of record or in street name, as of the close of business on the record date.

Q:
May I attend the special meeting?

A:
Yes. Subject to the requirements described in this proxy statement, all Activision Blizzard stockholders as of the close of business on the record date may attend the special meeting virtually via the Internet at the meeting website and complete a virtual ballot, whether or not you sign and return a proxy card. After registering at http://www.viewproxy.com/atvism/2022, you will receive a meeting invitation by email with your unique join link along with a password prior to the meeting date. All registrations to attend the special meeting must be received by [•], Pacific time, on [•], 2022. If you are a stockholder of record, you will need your assigned virtual control number to vote shares electronically at the special meeting. The control number can be found on your enclosed proxy card.

To ensure that your shares will be represented at the special meeting, we encourage you to grant your proxy in advance electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card), or sign, date, complete and return the enclosed proxy card in the accompanying prepaid reply envelope. If you attend the special meeting and complete a virtual ballot, your vote will revoke any proxy previously submitted. If you hold your shares in “street name,” because you are not the stockholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid legal proxy from your broker, bank or other nominee.
Q:
What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:
Please be sure to check in by [•], Pacific time, on [•], 2022 (15 minutes prior to the start of the virtual meeting is recommended), the day of the special meeting, so that any technical difficulties may be addressed before the special meeting begins. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937 or the technical support number that will be posted on the special meeting log-in page. If there are any technical issues in convening or hosting the special meeting such that we are unable to convene or host the special meeting on the scheduled special meeting date, we will promptly post information to our website, including information on when the special meeting will be reconvened.

Q:
What am I being asked to vote on at the special meeting?

A:
You are being asked to consider and vote on the following proposals:

•
the adoption of the merger agreement, a copy of which is attached as Annex A to the proxy statement accompanying this notice;

•
the approval, by means of a non-binding, advisory vote, of compensation that will or may become payable to the named executive officers of Activision Blizzard in connection with the merger; and

•
the approval of the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to allow time to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Q:
How does Activision Blizzard’s Board of Directors recommend that I vote?

A:
The Activision Blizzard Board of Directors unanimously recommends that you vote

•
“FOR” the merger proposal;

•
“FOR” the merger-related compensation proposal; and

•
“FOR” the adjournment proposal.

The Activision Blizzard Board of Directors, after considering various factors described under the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Recommendation of Our Board of Directors and Reasons for the Merger” beginning on page 42, unanimously (i) determined that the terms of the merger agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of Activision Blizzard and its stockholders; (ii) declared advisable, approved and authorized in all respects the execution and delivery of the merger agreement by Activision Blizzard, the performance by Activision Blizzard of its obligations thereunder, and the consummation of the transactions contemplated thereby, upon the terms and conditions set forth therein; (iii) directed that the adoption of the merger agreement be submitted to a vote at a meeting of the stockholders of Activision Blizzard and (iv) recommended that Activision Blizzard stockholders adopt the merger agreement.
Q:
How does the per share merger consideration compare to the market price of Activision Blizzard common stock prior to the date on which the transaction was announced?

A:
The per share merger consideration represents a premium of approximately 45.3% to Activision Blizzard’s closing stock price on January 14, 2022, the last trading day prior to the announcement of the merger and approximately 50.3% to the volume weighted average stock price of Activision Blizzard common stock during the 30 trading days ended January 14, 2022.

Q:
Will Activision Blizzard pay a dividend before the completion of the merger?

A:
Under the terms of the merger agreement, from January 18, 2022 until the effective time, Activision Blizzard is permitted to declare and pay one regular cash dividend in an amount not to exceed $0.47 per share of Activision Blizzard common stock and consistent with the declaration, record and payment date of Activision Blizzard’s dividend from Activision Blizzard’s most recent fiscal year. Otherwise, during such time, Activision Blizzard may not declare, set aside, authorize, establish a record date for or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock or other equity or voting interest, without Microsoft’s prior written consent. See the section entitled “Terms of the Merger Agreement — Conduct of Business Pending the Merger” beginning on page 78.

On February 3, 2022, the Activision Blizzard Board of Directors declared the regular cash dividend of $0.47 per share of Activision Blizzard outstanding common stock permitted under the terms of the merger agreement, payable on May 6, 2022, to shareholders of record at the close of business on April 15, 2022.

Q:
Does Microsoft have the financial resources to complete the merger?

A:
Yes. Microsoft has represented to Activision Blizzard that it has available and will have available at the effective time the funds necessary to pay the aggregate merger consideration, including (i) payments to Activision Blizzard’s stockholders of the amounts due under the merger agreement and (ii) payments in respect of certain of Activision Blizzard’s outstanding equity awards pursuant to the merger agreement.

For a more complete description of sources of funding for the merger and related costs, see “Proposal 1: Adoption of the Merger Agreement — Financing of the Merger” beginning on page 66.
Q:
What do I need to do now?

A:
We encourage you to read this proxy statement, the annexes to this proxy statement (including the merger agreement) and the documents we refer to in this proxy statement carefully and consider how the merger affects you. Then, grant your proxy electronically over the Internet or by telephone or complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, so that your shares can be voted at the special meeting. If you hold your shares in “street name,” please refer to the voting instruction form provided by your broker, bank or other nominee to vote your shares.

Q:
How do I vote my shares?

A:
For stockholders of record:   If you are eligible to vote at the special meeting and are a stockholder of record, you may submit your proxy or cast your vote in any of four ways:

•
By Internet — If you have Internet access, you may submit your proxy by following the instructions provided with your proxy materials and on your proxy card. Proxies submitted via Internet must be received by 11:59 p.m., Pacific time, on [•], 2022.

•
By Telephone — You can also submit your proxy by telephone by following the instructions provided with your proxy materials and on your proxy card. Proxies submitted via telephone must be received by 11:59 p.m., Pacific time, on [•], 2022.

•
By Mail — You may submit your proxy by completing the proxy card enclosed with these materials, signing and dating it and returning it in the prepaid envelope we have provided.

•
By Virtual Ballot — You may attend the special meeting virtually via the Internet at the meeting website and complete a virtual ballot.

For holders in street name:   If you hold your shares in street name and, therefore, are not a stockholder of record, you will need to follow the specific voting instructions provided to you by your broker, bank or other nominee. If you wish to vote your shares by virtual ballot at our special meeting, you must obtain a valid legal proxy from your broker, bank or similar institution, granting you authorization to vote your shares.
If you submit your proxy by Internet, telephone or mail, and you do not subsequently revoke your proxy, your shares of Activision Blizzard common stock will be voted in accordance with your instructions.
Even if you plan to virtually attend the special meeting, you are strongly encouraged to vote your shares of Activision Blizzard common stock by proxy. If you are a stockholder of record or if you obtain a valid legal proxy to vote shares which you beneficially own, you may still vote your shares of Activision Blizzard common stock by virtual ballot at the special meeting even if you have previously authorized your vote by proxy. If you are present at the special meeting and vote by virtual ballot, your previous vote by proxy will not be counted.
Q:
Can I change or revoke my proxy?

A:
For stockholders of record:   Yes. A proxy may be changed or revoked at any time prior to its exercise at the special meeting by submitting a later-dated proxy (including a proxy submitted via the Internet or by telephone) or by giving written notice to our Corporate Secretary at our principal executive offices at

Activision Blizzard, Inc., 2701 Olympic Boulevard, Building B, Santa Monica, CA 90404. You may not change your vote over the Internet or by telephone after 11:59 p.m., Pacific time, on [•], 2022. You may also attend the special meeting and vote your shares by virtual ballot.
For holders in street name:   Yes. You must follow the specific voting instructions provided to you by your broker, bank or other nominee to change or revoke any instructions you have already provided to them.
Q:
How will my shares be voted if I do not provide specific instructions in the proxy card or voting instruction form that I submit?

A:
If you are a stockholder of record and if you sign, date and return your proxy card but do not provide specific voting instructions, your shares of Activision Blizzard common stock will be voted “FOR” the merger proposal, “FOR” the merger-related compensation proposal and “FOR” the adjournment proposal.

If your shares are held in street name at a broker, bank or similar institution, your broker, bank or similar institution may, under certain circumstances, vote your shares on “discretionary” matters if you do not timely provide voting instructions in accordance with the instructions provided by them. However, if you do not provide timely instructions, your broker, bank or similar institution does not have the authority to vote on any “non-discretionary” proposals at the special meeting and a “broker non-vote” would occur, as explained in the following question and explanation.
Q:
What is “broker discretionary voting”?

A:
If you hold your shares in street name, your broker, bank or other nominee may be able to vote your shares without your instructions depending on whether the matter being voted on is “discretionary” or “non-discretionary.” Because brokers, banks and other nominee holders of record do not have discretionary voting authority with respect to any of the three proposals, if a beneficial owner of shares of Activision Blizzard common stock does not give voting instructions to the applicable broker, bank or other nominee with respect to any of the proposals, then those shares will not be present in person or represented by proxy at the special meeting. If there are any broker non-votes, then such broker non-votes will have the same effect as a vote “AGAINST” the merger proposal, but will not have any effect on the merger-related compensation proposal or the adjournment proposal (assuming there is a quorum). Therefore, it is important that you instruct your broker, bank or other nominee on how you wish to vote your shares.

Q:
I understand that a quorum is required in order to conduct business at the special meeting. What constitutes a quorum?

A:
The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of Activision Blizzard common stock entitled to vote at the special meeting constitutes a quorum at the special meeting. As of the close of business on the record date, there were [•] shares of Activision Blizzard common stock outstanding and entitled to vote. If you submit a properly executed proxy by mail, telephone or the Internet, or attend the special meeting, you will be considered a part of the quorum. In addition, abstentions will be counted for purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum. As a result, [•] shares must be represented, in person or by proxy, to have a quorum. In the event that a quorum is present at the special meeting and there are not sufficient votes at the time of the special meeting to approve the merger proposal, it is expected that the special meeting would be adjourned to allow time to solicit additional proxies if the holders of a majority of the shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, approve an adjournment. If a quorum is not present, the special meeting may be (and it is expected that the special meeting would be) adjourned by the presiding person of the meeting pursuant to the authority granted in Activision Blizzard’s bylaws until a quorum is obtained, subject to the terms of the merger agreement.

Q:
What is required to approve the proposals submitted to a vote at the annual meeting?

A:
The merger proposal: The affirmative vote of the holders of a majority of the shares of Activision Blizzard common stock outstanding and entitled to vote thereon is required to approve the merger proposal. This means that the proposal will be approved if the number of shares voted “FOR” that proposal is greater than 50% of the total number of the votes that can be cast as of the record date in respect of outstanding shares of Activision Blizzard common stock. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the merger proposal.

The merger-related compensation proposal: The affirmative vote of a majority of the voting power of the shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the merger-related compensation proposal. This means that the proposal will be approved if the number of shares voted “FOR” that proposal is greater than 50% of the shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the merger-related compensation proposal, and broker non-votes will not have any effect on the merger-related compensation proposal (assuming a quorum is present).
The adjournment proposal: The affirmative vote of a majority of the voting power of the shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present, is required to approve the proposal to adjourn the special meeting. Whether or not there is a quorum, the presiding person at the special meeting has the power to adjourn the special meeting from time to time until a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the adjournment proposal, and broker non-votes will not have any effect on the adjournment proposal (assuming a quorum is present).
Q:
How can I obtain a proxy card or voting instruction form?

A:
If you lose, misplace or otherwise need to obtain a proxy card or a voting instruction form, please follow the applicable procedure below.

For stockholders of record:   Please contact our proxy solicitor, Innisfree M&A Incorporated at (877) 687-1871 from the U.S. or Canada or at +1 (412) 232-3651 from other locations.
For holders in street name:   Please contact your account representative at your broker, bank or other nominee.
Q:
Why am I being asked to cast a non-binding, advisory vote to approve compensation that will or may become payable by Activision Blizzard to its named executive officers in connection with the merger?

A:
SEC rules require Activision Blizzard to seek a non-binding, advisory vote to approve compensation that will or may become payable by Activision Blizzard to its named executive officers in connection with the merger.

Q:
What is the compensation that will or may become payable by Activision Blizzard to its named executive officers in connection with the merger for purposes of this advisory vote?

A:
The compensation that will or may become payable by Activision Blizzard to its named executive officers in connection with the merger is certain compensation that is tied to or based on the merger and payable to certain of Activision Blizzard’s named executive officers pursuant to underlying plans and arrangements that are contractual in nature, including amounts payable in accordance with the terms of the merger agreement. Compensation that will or may become payable by Microsoft to Activision Blizzard’s named executive officers in connection with the merger is not subject to this advisory vote. For further detail, see the section of this proxy statement entitled “Proposal 2: Advisory Vote on Merger-Related Executive Compensation Arrangements” beginning on page 92.

Q:
Should I send in my stock certificates now?

A:
No. After the merger is completed, under the terms of the merger agreement, you will receive shortly thereafter the letter of transmittal instructing you to send your stock certificates or surrender your book-entry shares to the paying agent in order to receive the cash payment of the merger consideration for each share of your Activision Blizzard common stock represented by the stock certificates or book-entry shares. You should use the letter of transmittal to exchange your stock certificates for the cash payment to which you are entitled upon completion of the merger. Please do not send in your stock certificates now.
Q:
I do not know where my stock certificates are. How will I get the merger consideration for my shares of Activision Blizzard common stock?

A:
If the merger is completed, the transmittal materials you will receive after the completion of the merger will include the procedures that you must follow if you cannot locate your stock certificates. This will include an affidavit that you will need to sign attesting to the loss of your stock certificates. You may also be required to post a bond as indemnity against any potential loss.

Q:
What happens if I sell or otherwise transfer my shares of Activision Blizzard common stock after the close of business on the record date but before the special meeting?

A:
The record date is earlier than the date of the special meeting and the date the merger is expected to be completed. If you sell or transfer your shares of Activision Blizzard common stock after the close of business on the record date but before the special meeting, unless special arrangements (such as the provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies Activision Blizzard by giving written notice to our Corporate Secretary at our principal executive offices at Activision Blizzard, Inc., 2701 Olympic Boulevard, Building B, Santa Monica, CA 90404 of such special arrangements, you will transfer the right to receive the per share merger consideration if the merger is completed to the person to whom you sell or transfer your shares of Activision Blizzard common stock, but you will retain your right to vote these shares at the special meeting. Even if you sell or otherwise transfer your shares of Activision Blizzard common stock after the close of business on the record date, we encourage you to complete, date, sign and return the enclosed proxy card or vote via the Internet or telephone.

Q:
When do you expect the merger to be completed?

A:
We are working toward completing the merger as quickly as possible and currently expect to complete the merger in Microsoft’s fiscal year ending June 30, 2023. However, the exact timing of completion of the merger cannot be predicted because the completion of the merger is subject to conditions, including the adoption of the merger agreement by our stockholders and the receipt of regulatory approvals.

Q:
What happens if the merger is not completed?

A:
If the merger agreement is not adopted by Activision Blizzard stockholders or if the merger is not completed for any other reason, Activision Blizzard stockholders will not receive any payment for their shares of Activision Blizzard common stock. Instead, Activision Blizzard will remain an independent public company, Activision Blizzard common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and Activision Blizzard will continue to file periodic reports with the SEC.

Under certain specified circumstances, Activision Blizzard will be required to pay Microsoft a termination fee upon the termination of the merger agreement, as described under the section entitled “Terms of the Merger Agreement — Termination Fee” beginning on page 89.
Under certain specified circumstances, Microsoft will be required to pay Activision Blizzard a reverse termination fee upon the termination of the merger agreement, as described under the section entitled “Terms of the Merger Agreement — Reverse Termination Fee” beginning on page 90.
Q:
Are there any other risks to me from the merger that I should consider?

A:
Yes. There are risks associated with all business combinations, including the merger. See the section entitled “Forward-Looking Statements” beginning on page 23.

Q:
Do any of Activision Blizzard’s directors or officers have interests in the merger that may differ from those of Activision Blizzard stockholders generally?

A:
Yes. In considering the recommendation of the Activision Blizzard Board of Directors with respect to the merger proposal, you should be aware that Activision Blizzard’s directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of Activision Blizzard stockholders generally. In (i) evaluating and negotiating the merger agreement, (ii) approving the merger agreement and the merger and (iii) unanimously recommending that the merger agreement be adopted by Activision Blizzard stockholders, the Activision Blizzard Board of Directors was aware of and considered these interests to the extent that they existed at the time, among other matters. For a description of the interests of Activision Blizzard’s directors and executive officers in the merger, see “Proposal 1: Adoption of the Merger Agreement — The Merger — Interests of the Non-Employee Directors and Executive Officers of Activision Blizzard in the Merger” beginning on page 58.

Q:
What happens if the merger-related compensation proposal is not approved?

A:
Approval of the merger-related compensation proposal is not a condition to completion of the merger. The vote is an advisory vote and is not binding. Accordingly, regardless of the outcome of the advisory vote, if the merger is completed, Activision Blizzard may still pay such compensation to its named executive officers in accordance with the terms and conditions applicable to such compensation.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction form that you receive.

Q:
Who counts the votes?

A:
Votes are counted by Broadridge and are then certified by a representative of Broadridge appointed by the Activision Blizzard Board of Directors to serve as the inspector of election at the special meeting.

Q:
Who may attend the special meeting?

A:
Activision Blizzard stockholders who held shares of Activision Blizzard common stock as of the close of business on [•], 2022.

Q:
Who pays for the expenses of this proxy solicitation?

A:
Activision Blizzard will bear the entire cost of this proxy solicitation, including the preparation, printing, mailing and distribution of these proxy materials. We may also reimburse brokerage firms and other persons representing stockholders who hold their shares in street name for reasonable expenses incurred by them in forwarding proxy materials to such stockholders. In addition, certain directors, officers and other employees, without additional remuneration, may solicit proxies in person or by telephone, facsimile, email and other methods of electronic communication.

Q:
Where can I find the vote results after the special meeting?

A:
We are required to publish final vote results in a Current Report on Form 8-K to be filed with the SEC within four business days after our special meeting. See the section entitled “Where You Can Find More Information” beginning on page 106.

Q:
Will I be subject to U.S. federal income tax upon the exchange of Activision Blizzard common stock for cash pursuant to the merger?

A:
The exchange of Activision Blizzard common stock for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a U.S. Holder (as defined in the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — U.S. Federal Income Tax Consequences of the Merger” beginning on page 66 of this proxy statement) who exchanges shares of Activision Blizzard common stock for cash in the merger generally will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. Holder’s adjusted tax basis in such shares.
For a more complete description of the U.S. federal income tax consequences of the merger, see “Proposal 1: Adoption of the Merger Agreement — The Merger — U.S. Federal Income Tax Consequences of the Merger” beginning on page 66 of this proxy statement.
You should be aware that the tax consequences to you of the merger may depend upon your own situation. In addition, you may be subject to U.S. federal, state, local or non-U.S. tax laws that are not discussed in this proxy statement. You should therefore consult with your own tax advisor(s) for a full understanding of the tax consequences to you of the merger.
Q:
What will the holders of outstanding Activision Blizzard equity awards receive in the merger?

A:
For information regarding the treatment of Activision Blizzard’s outstanding equity awards, see the section entitled “Terms of the Merger Agreement — Conversion of Shares — Treatment of Equity Compensation” beginning on page 71.

Q:
Am I entitled to appraisal rights under the DGCL?

A:
If the merger agreement is adopted by Activision Blizzard’s stockholders, stockholders who do not vote (whether in person or by proxy) in favor of the adoption of the merger agreement and who properly exercise and perfect their demand for appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL. This means that holders of Activision Blizzard common stock are entitled to have their shares appraised by the Court of Chancery of the State of Delaware and to receive payment in cash of the “fair value” of their shares of Activision Blizzard common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with interest to be paid upon the amount determined to be fair value, if any, as determined by the court, subject to the provisions of Section 262 of the DGCL. Stockholders who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. Stockholders should refer to the discussion under the section entitled “Appraisal Rights” beginning on page 98 and the DGCL requirements for exercising appraisal rights reproduced and attached as Annex B to this proxy statement.

Q:
What is “householding”?

A:
Some banks, brokers and similar institutions may be participating in the practice of “householding” proxy materials. This means that only one copy of our proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the proxy materials to you if you write to us at the following address or call us at the following phone number:

Activision Blizzard, Inc.
Attention: Investor Relations
2701 Olympic Boulevard
Building B
Santa Monica, CA 90404
Phone: Call (310) 255-2000 and ask to speak to Investor Relations.
To receive separate copies of the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee or you may contact us at the above address or telephone number.
Q:
How can I obtain more information about Activision Blizzard?

A:
You can find more information about us from various sources described in the section entitled “Where You Can Find More Information” beginning on page 106.

Q:
Who can help answer my questions?

A:
If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of Activision Blizzard common stock, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free from the U.S. or Canada: (877) 687-1871
From other locations please dial: +1 (412) 232-3651
Banks and Brokers may call collect: (212) 750-5833
If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us or on our behalf contain certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Microsoft and Activision Blizzard, including statements regarding financial projections, the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “predicts,” “budget,” “forecast,” “continue,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this proxy statement, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Activision Blizzard’s business and the price of the common stock of Activision Blizzard, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Activision Blizzard and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Activision Blizzard’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Activision Blizzard and potential difficulties in Activision Blizzard employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Activision Blizzard’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Activision Blizzard related to the merger agreement or the transaction, (viii) the impact of the COVID-19 pandemic on Activision Blizzard’s business and general economic conditions and (ix) restrictions during the pendency of the proposed transaction that may impact Activision Blizzard’s ability to pursue certain business opportunities or strategic transactions.
In addition, please refer to the documents that Activision Blizzard filed with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K listed in the section of this proxy statement entitled “Where You Can Find More Information” beginning on page 106. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this proxy statement. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by applicable law, Activision Blizzard assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
Activision Blizzard stockholders are advised, however, to consult any future disclosures we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Activision Blizzard Board of Directors for use at the special meeting of stockholders or at any adjournments or postponements thereof.
Date, Time and Place
We will hold the special meeting on [•], 2022, at [•], Pacific time. Due to the public health impact of the coronavirus (COVID-19) and to support the well-being of our employees and stockholders, Activision Blizzard will hold the special meeting virtually via the Internet at the meeting website. After registering at http://www.viewproxy.com/atvism/2022, you will receive a meeting invitation by email with your unique join link along with a password prior to the meeting date. All registrations to attend the special meeting must be received by [•], Pacific time, on [•], 2022. You will not be able to attend the special meeting physically in person.
Purpose of the Special Meeting
At the special meeting, we will ask our stockholders of record as of the close of business on the record date to consider and vote on the following proposals:
Proposal 1 — Adoption of the Merger Agreement. To consider and vote on the merger proposal;
Proposal 2 — Approval, by Means of a Non-Binding, Advisory Vote, of Certain Compensatory Arrangements with Named Executive Officers. To consider and vote on the merger-related compensation proposal; and
Proposal 3 — Adjournment of the Special Meeting. To adjourn the special meeting to a later date or dates, if necessary or appropriate, to allow time to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Record Date; Shares Entitled to Vote; Quorum
Only stockholders of record as of the close of business on [•], 2022 are entitled to notice of the special meeting and to vote at the special meeting or at any adjournments or postponements thereof. A list of stockholders entitled to vote at the special meeting will be available at the meeting website during the special meeting.
The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of Activision Blizzard common stock entitled to vote at the special meeting constitutes a quorum at the special meeting. As of the close of business on the record date for the special meeting, there were [•] shares of Activision Blizzard common stock outstanding and entitled to vote. If you submit a properly executed proxy by mail, telephone or the Internet, you will be considered a part of the quorum. In addition, abstentions will be counted for purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum. As a result, [•] shares must be represented in person or by proxy to have a quorum. If a quorum is not present, the special meeting may be adjourned by the presiding person of the meeting pursuant to the authority granted in Activision Blizzard’s bylaws until a quorum is obtained, subject to the terms of the merger agreement.
Vote Required; Abstentions and Broker Non-Votes
The affirmative vote of the holders of a majority of the shares of Activision Blizzard common stock outstanding and entitled to vote thereon is required to approve the merger proposal. This means that the proposal will be approved if the number of shares voted “FOR” that proposal is greater than 50% of the total number of the votes that can be cast in respect of our outstanding shares of common stock as of the record date. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the merger proposal.
The affirmative vote of a majority of the voting power of the shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the merger-related compensation proposal. This means that the proposal will be approved if the number of shares voted “FOR” that proposal is greater than 50% of the total number of shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the merger-related compensation proposal, and broker non-votes will not have any effect on the merger-related compensation proposal (assuming a quorum is present).
The affirmative vote of a majority of the voting power of the shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present, is required to approve the adjournment proposal. This means that the proposal will be approved if the number of shares voted “FOR” that proposal is greater than 50% of the total number of shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the adjournment proposal, and broker non-votes will not have any effect on the adjournment proposal (assuming a quorum is present).
Broker non-votes are shares held by a broker, bank or other nominee that are present in person or represented by proxy at the special meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares on how to vote on a particular proposal and the broker does not have discretionary voting power on such proposal. Because brokers, banks and other nominee holders of record do not have discretionary voting authority with respect to any of the three proposals, if a beneficial owner of shares of Activision Blizzard common stock does not give voting instructions to the broker, bank or other nominee with respect to any of the proposals, then those shares will not be present in person or represented by proxy at the special meeting. If there are any broker non-votes, then such broker non-votes will have the same effect as a vote “AGAINST” the merger proposal, but will have no effect on the merger-related compensation proposal or the adjournment proposal (assuming a quorum is present).
Shares Held by Activision Blizzard’s Directors and Executive Officers
As of the close of business on the record date, Activision Blizzard’s directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [•] shares of Activision Blizzard common stock (excluding any shares of Activision Blizzard common stock that would be delivered upon exercise or conversion of stock options or other equity-based awards), which represented approximately [•]% of the outstanding shares of Activision Blizzard common stock on that date. It is expected that Activision Blizzard’s directors and executive officers will vote all of their shares “FOR” the merger proposal, “FOR” the merger-related compensation proposal and “FOR” the adjournment proposal, although none of them has entered into any agreement requiring them to do so.
Voting of Proxies
If your shares are registered in your name with our transfer agent, Broadridge, you may cause your shares to be voted by returning a completed, signed and dated proxy card in the accompanying prepaid reply envelope, or you may vote in person at the special meeting. Additionally, you may submit electronically over the Internet or by phone a proxy authorizing the voting of your shares by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or by telephone. Based on your properly completed and executed proxy cards or Internet and telephone proxies, the proxy holders will vote your shares according to your directions.
If you plan to attend the special meeting and wish to vote in person, you will be given a virtual ballot at the meeting. If your shares are registered in your name, you are encouraged to authorize your vote by proxy even if you plan to attend the special meeting in person. If you attend the special meeting and vote in person by virtual ballot, your vote by virtual ballot will revoke any proxy previously submitted.
Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in accordance with the instructions of the stockholder. Properly executed proxies that do not contain voting instructions will be voted (i) “FOR” the merger proposal, (ii) “FOR” the merger-related compensation proposal and (iii) “FOR” the adjournment proposal.

If your shares are held in “street name” through a broker, bank or other nominee, you may vote through your broker, bank or other nominee by completing and returning the voting instruction form provided by your broker, bank or other nominee or by the Internet or telephone through your broker, bank or other nominee if such a service is provided. To vote via the Internet or telephone through your broker, bank or other nominee, you should follow the instructions on the voting instruction form provided by your broker, bank or other nominee. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on discretionary matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The merger proposal, the merger-related compensation proposal and the adjournment proposal are non-discretionary matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. If you do not return your broker’s, bank’s or other nominee’s voting instruction form, do not vote via the Internet or telephone through your broker, bank or other nominee, if applicable, or do not attend the special meeting and vote in person with a legal proxy from your broker, bank or other nominee, such actions will have the same effect as if you voted “AGAINST” the merger proposal but will not have any effect on the merger-related compensation proposal or the adjournment proposal (assuming a quorum is present).
Revocability of Proxies
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the special meeting by:
•
submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to our Corporate Secretary;

•
validly executing another proxy card with a later date and returning it to us prior to the special meeting; or

•
attending the special meeting virtually via the Internet at the meeting website and completing a virtual ballot.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by our Corporate Secretary prior to the special meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m., Pacific time, on [•], 2022. If you have submitted a proxy, your appearance at the special meeting, in the absence of voting in person or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.
If you hold your shares of Activision Blizzard common stock in “street name,” you should contact your broker, bank or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a valid legal proxy from your broker, bank or other nominee. Any adjournment of the special meeting for the purpose of soliciting additional proxies will allow Activision Blizzard stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting, as adjourned.
Board of Directors’ Recommendation
The Activision Blizzard Board of Directors, after considering various factors described under the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Recommendation of Our Board of Directors and Reasons for the Merger” beginning on page 42, unanimously (i) determined that the terms of the merger agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of Activision Blizzard and its stockholders; (ii) declared advisable, approved and authorized in all respects the execution and delivery of the merger agreement by Activision Blizzard, the performance by Activision Blizzard of its obligations thereunder, and the consummation of the transactions contemplated thereby, upon the terms and conditions set forth therein; (iii) directed that the adoption of the merger agreement be submitted to a vote at a meeting of the stockholders of Activision Blizzard; and (iv) recommended that Activision Blizzard stockholders adopt the merger agreement.

The Activision Blizzard Board of Directors unanimously recommends that you vote (i) “FOR” the merger proposal, (ii) “FOR” the merger-related compensation proposal and (iii) “FOR” the adjournment proposal.
Tabulation of Votes
All votes will be tabulated by a representative of Broadridge, who will act as the inspector of election appointed for the special meeting and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.
Adjournment
In addition to the proposal to adopt the merger agreement and the proposal to approve, by non-binding advisory vote, compensation that will or may become payable by Activision Blizzard to its named executive officers in connection with the merger, Activision Blizzard stockholders are also being asked to approve the proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to allow time to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. If a quorum is not present, the presiding person of the special meeting may (and is expected to) adjourn the special meeting. If the special meeting is adjourned or postponed, Activision Blizzard stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals.
Solicitation of Proxies
The expense of soliciting proxies in the enclosed form will be borne by Activision Blizzard. We have retained Innisfree M&A Incorporated, a proxy solicitation firm, to solicit proxies in connection with the special meeting for up to approximately $100,000, plus expenses. We have also agreed to indemnify Innisfree M&A Incorporated against losses arising out of its provision of these services as requested by Activision Blizzard. In addition, we may reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and employees, personally or by telephone, facsimile or other means of communication. No additional compensation will be paid for such services.
Anticipated Date of Completion of the Merger
Assuming timely satisfaction of necessary closing conditions, including the approval by our stockholders of the merger proposal, we currently expect to complete the merger in Microsoft’s fiscal year ending June 30, 2023.
Assistance
If you need assistance in completing your proxy card or have questions regarding Activision Blizzard’s special meeting, please contact Innisfree M&A Incorporated by mail at 501 Madison Avenue, 20th Floor New York, NY 10022 or by telephone. Stockholders may call toll-free from the U.S. or Canada at (877) 687-1871 or dial directly from other locations at +1 (412) 232-3651, and banks and brokers may call collect: (212) 750-5833.
Rights of Stockholders Who Seek Appraisal
If the merger proposal is approved by Activision Blizzard stockholders, stockholders who do not vote (whether in person or by proxy) in favor of the adoption of the merger agreement and who properly exercise and perfect their demand for appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL. This means that holders of Activision Blizzard common stock are entitled to have their shares appraised by the Court of Chancery of the State of Delaware and to receive payment in cash of the “fair value” of the shares of Activision Blizzard common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with interest to be paid upon the amount determined to be fair value, if any, as determined by the court, subject to the provisions of Section 262 of the DGCL. Stockholders who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process.
Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the $95.00 per share consideration payable pursuant to the merger agreement if they did not seek appraisal of their shares.
To exercise your appraisal rights, you must submit a written demand for appraisal to Activision Blizzard before the vote is taken on the merger proposal, you must not submit a blank proxy or otherwise vote in favor of the merger proposal and you must continue to hold the shares of Activision Blizzard common stock of record through the effective time. Your failure to follow the procedures specified under the DGCL may result in the loss of your appraisal rights. The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, and the relevant section of the DGCL regarding appraisal rights is reproduced and attached as Annex B to this proxy statement. If you hold your shares of Activision Blizzard common stock through a broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with your broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank or other nominee. Stockholders should refer to the discussion under the section entitled “Appraisal Rights” beginning on page 98 and the DGCL requirements for exercising appraisal rights reproduced and attached as Annex B to this proxy statement.
Other Matters
At this time, we know of no other matters to be voted on at the special meeting, and Activision Blizzard agreed that, without the prior written consent of Microsoft (not to be unreasonably withheld, conditioned or delayed), no other matters would be considered at the special meeting other than the adoption of the merger agreement and other matters of procedure and matters required by law (such as the approval, by means of a non-binding, advisory vote, of compensation that will or may become payable to the named executive officers of Activision Blizzard in connection with the merger and the approval of the adjournment proposal). If any other matters properly come before the special meeting, your shares of Activision Blizzard common stock will be voted at the discretion of the appointed proxy holders.

PARTIES INVOLVED IN THE MERGER
Activision Blizzard, Inc.
Activision Blizzard connects and engages the world through epic entertainment. Our video game franchises enable hundreds of millions of people to experience joy, thrill and achievement. We enable social connections through the lens of fun, and we foster purpose and meaning through competitive gaming. Video games, unlike any other social or entertainment media, have the ability to break down barriers that can inhibit tolerance and understanding. Celebrating differences is at the core of our culture and ensures we can create games for players of diverse backgrounds in the 190 countries our games are played.
Activision Blizzard’s principal executive offices are located at 2701 Olympic Boulevard, Building B, Santa Monica, CA 90404.
Activision Blizzard was originally incorporated in California in 1979 and was reincorporated in Delaware in December 1992. In connection with the 2008 business combination by and among the Company (then known as Activision, Inc.), Vivendi S.A. and Vivendi Games, Inc., pursuant to which we acquired Blizzard Entertainment, Inc., we were renamed Activision Blizzard, Inc. On February 23, 2016, we acquired King Digital Entertainment plc, a leading interactive mobile entertainment company, by purchasing all of its outstanding shares. Activision Blizzard common stock, par value $0.000001 per share, which we refer to as “Activision Blizzard common stock,” is currently listed on the Nasdaq Global Select Market, which we refer to as “Nasdaq,” under the symbol “ATVI.”
Additional information about Activision Blizzard and its subsidiaries is included in documents incorporated by reference in this proxy statement (see the section entitled “Where You Can Find More Information” beginning on page 106) and on its website: www.activisionblizzard.com. The information provided or accessible through Activision Blizzard’s website is not part of, or incorporated by reference in, this proxy statement.
Microsoft Corporation
Microsoft is a technology company whose mission is to empower every person and every organization on the planet to achieve more, and is a leader in enabling digital transformation for the era of an intelligent cloud and intelligent edge. Founded in 1975, Microsoft operates worldwide and has offices in more than 100 countries. Microsoft develops and supports a wide range of software, services, devices, and solutions that deliver new opportunities, greater convenience and enhanced value to people’s lives. Microsoft offers an array of services, including cloud-based solutions, that provide customers with software, services, platforms and content. Microsoft’s products include operating systems, cross-device productivity applications, server applications, business solution applications, desktop and server management tools, software development tools, and games. Microsoft also designs and sells devices, including PCs, tablets, gaming and entertainment consoles, other intelligent devices, and related accessories.
Microsoft’s principal executive offices are located at One Microsoft Way, Redmond, WA 98052. Microsoft’s common stock is listed on Nasdaq under the symbol “MSFT.”
Additional information about Microsoft and its subsidiaries is included in documents filed by Microsoft with the SEC and on its website: www.microsoft.com. The information provided or accessible through Microsoft’s website is not part of, or incorporated by reference in, this proxy statement.
Anchorage Merger Sub Inc.
Sub is a Delaware corporation and a wholly owned subsidiary of Microsoft, formed on January 13, 2022 solely for the purpose of engaging in the merger and the other transactions as contemplated under the merger agreement. Upon completion of the merger, Sub will cease to exist.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
THE MERGER
This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should read the entire merger agreement carefully as it is the legal document that governs the merger.
Certain Effects of the Merger on Activision Blizzard
Upon the terms and subject to the conditions of the merger agreement and in accordance with the applicable provisions of the DGCL, on the closing date and at the effective time, Sub will merge with and into Activision Blizzard, with Activision Blizzard continuing as the surviving corporation and a wholly owned subsidiary of Microsoft. Activision Blizzard expects to delist its common stock from Nasdaq as promptly as practicable after the effective time and deregister its common stock under the Exchange Act as promptly as practicable after such delisting. Thereafter, Activision Blizzard will no longer be a publicly traded company. If the merger is completed, you will not own any shares of the capital stock of the surviving corporation, and instead will only be entitled to receive the merger consideration, as described under the section entitled “Terms of the Merger Agreement — Conversion of Shares — Common Stock” beginning on page 72.
The effective time will occur upon the filing and acceptance of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as Activision Blizzard, Microsoft and Sub may agree in writing and specify in the certificate of merger).
Effect on Activision Blizzard if the Merger is Not Completed
If the merger agreement is not adopted by Activision Blizzard stockholders or if the merger is not completed for any other reason, Activision Blizzard stockholders will not receive any payment for their shares of Activision Blizzard common stock. Instead, Activision Blizzard will remain an independent public company, Activision Blizzard common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act and Activision Blizzard will continue to file periodic reports with the SEC.
Furthermore, if the merger is not consummated, and depending on the circumstances that caused the merger not to be consummated, it is likely that the price of Activision Blizzard common stock will decline significantly. If that were to occur, it is uncertain when, if ever, the price of Activision Blizzard common stock would return to the price at which it trades as of the date of this proxy statement.
Accordingly, if the merger is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Activision Blizzard common stock. If the merger is not consummated, the Activision Blizzard Board of Directors will continue to evaluate and review Activision Blizzard’s business operations, assets and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to enhance stockholder value. If the merger agreement is not adopted by Activision Blizzard stockholders or if the merger is not consummated for any other reason, there can be no assurance that any other transaction acceptable to Activision Blizzard or its stockholders will be offered or that Activision Blizzard’s business, prospects or results of operations will not be adversely impacted.
Under certain specified circumstances, Activision Blizzard will be required to pay Microsoft a termination fee of $2,270,100,000 upon the termination of the merger agreement, as described under the section entitled “Terms of the Merger Agreement — Termination Fee” beginning on page 89.
Under certain specified circumstances, Microsoft will be required to pay Activision Blizzard a reverse termination fee of an amount ranging from $2,000,000,000 to $3,000,000,000 upon the termination of the merger agreement, as described under the section entitled “Terms of the Merger Agreement — Reverse Termination Fee” beginning on page 90.

Background of the Merger
The Activision Blizzard Board of Directors and senior management team regularly review Activision Blizzard’s performance, future growth prospects and overall strategic direction and consider potential opportunities to strengthen Activision Blizzard’s business and enhance stockholder value. These reviews have included consideration of whether the continued execution of Activision Blizzard’s strategy or possible strategic opportunities, including acquisitions, dispositions, commercial partnerships or combinations with third parties, offered the best avenue to maximize stockholder value. In addition, the Activision Blizzard Board of Directors and senior management from time to time have been approached by third parties expressing an interest in exploring a potential strategic combination with or acquisition of Activision Blizzard, but, since the reduction of Vivendi’s ownership stake in Activision Blizzard in 2013, no such discussions have advanced beyond preliminary discussions gauging each party’s respective interest in pursuing a transaction or resulted in any specific proposal on price, structure or other material terms.
For over 20 years, Activision Blizzard and Microsoft have maintained an ongoing commercial relationship. While the companies have certain commercial arrangements relating to the licensing of various products and services, their principal business relationship relates to the publishing of products and services for the Xbox gaming platform. This relationship began over 20 years ago, and Bobby Kotick, the chief executive officer of Activision Blizzard, and Phil Spencer, the chief executive officer of Microsoft Gaming, maintain a regular dialogue about the commercial relationship and the gaming industry generally. From time to time, Satya Nadella, the chief executive officer of Microsoft, and Mr. Kotick have also spoken about similar matters.
On November 19, 2021, in the course of a conversation on a different topic between Mr. Spencer and Mr. Kotick, Mr. Spencer raised that Microsoft was interested in discussing strategic opportunities between Activision Blizzard and Microsoft and asked whether it would be possible to have a call with Mr. Nadella the following day. Mr. Kotick agreed to participate in such discussion. Following this call, Mr. Kotick promptly reported the conversation to Robert Morgado, the lead independent director on the Activision Blizzard Board of Directors, and Brian Kelly, the chairman of the Activision Blizzard Board of Directors. Messrs. Kotick and Kelly subsequently spoke with Allen & Company LLC, which we refer to as “Allen & Company,” which had provided strategic financial advice to Activision Blizzard on other occasions, regarding the call with Mr. Spencer.
In a call on November 20, 2021, between Messrs. Kotick and Nadella, Mr. Nadella indicated that Microsoft was interested in exploring a strategic combination with Activision Blizzard. Following this call, Mr. Kotick promptly discussed the call with Messrs. Morgado and Kelly and, thereafter, with a representative of Skadden, Arps, Slate, Meagher & Flom LLP, outside legal counsel to Activision Blizzard, which we refer to as “Skadden.”
On November 22, 2021, a call was held with Messrs. Spencer, Kotick and Kelly, during which call Mr. Spencer noted that, while Microsoft already had a significant amount of information about Activision Blizzard and its business as a result of the commercial relationship between the companies, Microsoft would need additional information regarding Activision Blizzard’s long-range financial plan and prospects in order to advance its analysis. Subsequently, Messrs. Kotick and Kelly indicated to Mr. Spencer that Activision Blizzard was not willing to provide such information without an indication of the proposal that Microsoft would be prepared to make that could then be shared with the Activision Blizzard Board of Directors to gauge the Board’s level of interest in engaging in additional discussions. Following this call, Robert Corti, chair of the Audit Committee of the Activision Blizzard Board of Directors, was also informed of Microsoft’s expressed interest in potentially pursuing a transaction.
On November 26, 2021, Mr. Spencer again spoke with Messrs. Kotick and Kelly, indicating that, based on the information available to Microsoft, Microsoft was preliminarily considering making an all-cash acquisition proposal for Activision Blizzard at $80.00 per share. Thereafter, Messrs. Kotick, Kelly, Corti and Morgado discussed potential ranges at which the full Activision Blizzard Board of Directors may be willing to consider an acquisition proposal taking into consideration, among other factors, Activision Blizzard’s historical trading prices, selected research analysts’ estimates for Activision Blizzard and relative trading multiples of Activision Blizzard and its peers.

On November 28, 2021, based on discussions with Messrs. Kelly, Corti and Morgado, Mr. Kotick communicated to Mr. Spencer that the Activision Blizzard Board of Directors might be willing to entertain a proposal, and potentially to engage in discussions relating to a potential strategic combination, if Microsoft was prepared to propose a transaction in a range of $90.00-$105.00 per Activision Blizzard share, rather than the $80.00 per share valuation that Mr. Spencer had indicated.
Following that discussion, on November 29, 2021, Mr. Spencer communicated to Messrs. Kotick and Kelly that Microsoft was willing to negotiate a potential transaction within the $90.00-$105.00 per share range, albeit noting that Microsoft would be more comfortable at the lower end of the range. Mr. Spencer also noted a desire to move quickly in advance of a previously scheduled near-term meeting of Microsoft’s board of directors at which Mr. Spencer wished to discuss the potential transaction between Microsoft and Activision Blizzard. Following this discussion, Messrs. Kotick and Kelly reported the call to Mr. Morgado and Mr. Corti as well as to Hendrik Hartong III and Peter Nolan, the remaining members of the Audit Committee of the Activision Blizzard Board of Directors.
On December 1, 2021, Mr. Kotick spoke with Mr. Spencer regarding introductions between the parties’ respective legal teams and potential financial advisors, as well as timing of Activision Blizzard’s delivery of the Long-Range Plan (as defined below) following execution of a mutual non-disclosure agreement and scheduling of a meeting between Activision Blizzard and Microsoft executives to discuss the Long-Range Plan.
On December 3, 2021, the Activision Blizzard Board of Directors held a meeting by videoconference, with members of Activision Blizzard senior management, and representatives of Allen & Company, Sard Verbinnen & Co., Activision Blizzard’s strategic communications firm, Wilmer Cutler Pickering Hale and Dorr LLP, which we refer to as “WilmerHale,” and Skadden, in attendance for portions of the meeting. At the meeting, following the departure of the representatives of Sard Verbinnen & Co., Mr. Morgado provided an update to the Activision Blizzard Board of Directors on the discussions with representatives of Microsoft regarding a potential acquisition of Activision Blizzard by Microsoft. Following the departure of the representatives of Allen & Company, the Activision Blizzard Board of Directors discussed the potential formal engagement of financial advisors to assist Activision Blizzard in connection with a potential transaction with Microsoft and other potential alternatives available to Activision Blizzard. After discussing the relevant experience and qualifications of various potential financial advisors, the Activision Blizzard Board of Directors decided to work with Allen & Company. The Activision Blizzard Board of Directors selected Allen & Company on the basis of, among other factors, Allen & Company’s qualifications and reputation, extensive experience in advising software companies in connection with potential strategic transactions (including in which Microsoft was a counterparty), its knowledge and understanding of Activision Blizzard’s business and industry from its previous work with Activision Blizzard, and the absence of any known material conflicts with respect to Microsoft.
At the same meeting, a representative of Skadden discussed the directors’ fiduciary duties in the context of considering a potential acquisition of Activision Blizzard and various considerations that should be included in the Activision Blizzard Board of Directors’ decision-making process. The Activision Blizzard Board of Directors, senior management and representatives of Skadden then discussed the potential process the Activision Blizzard Board of Directors might pursue in exploring a potential strategic transaction with Microsoft or other companies potentially interested in and capable of undertaking a strategic transaction with Activision Blizzard, and potential regulatory considerations in connection with any such strategic transaction.
Later on December 3, 2021, following the conclusion of the meeting of the Activision Blizzard Board of Directors earlier in the day, Messrs. Kotick and Kelly received an unsolicited email from the chief executive officer of another gaming company, which we refer to as “Company A,” addressed to the Activision Blizzard Board of Directors, expressing interest in exploring a potential strategic transaction with Activision Blizzard, but without any details regarding the terms of such transaction. Subsequently, Mr. Kotick received an additional communication from the chief executive officer of Company A, expressing a desire to meet in person the following week.
On December 6, 2021, Activision Blizzard and Microsoft entered into a mutual non-disclosure agreement in order to facilitate Activision Blizzard sharing with Microsoft certain confidential information,

including at a meeting to be held the following day. Activision Blizzard is not a party or subject to any non-disclosure or other agreement with a party other than Microsoft, including with Companies A, C, D or E or Individual B (each as defined below), with respect to a potential acquisition of Activision Blizzard nor is any other party subject to any standstill or “don’t-ask, don’t-waive” provision that would inhibit such party from making a proposal.
Also on December 6, 2021, at the request of Activision Blizzard senior management, in advance of the meeting scheduled for the following day, Activision Blizzard’s long-range plan (which we refer to as the “Long-Range Plan”), together with “stretch” goals and objectives of the management teams of Activision Blizzard’s franchises and business units included as an appendix (as described below), was shared with representatives of Microsoft, and subsequently shared by Microsoft with representatives of Goldman Sachs & Co. LLC, Microsoft’s financial advisor, which we refer to as “Goldman Sachs.” The Long-Range Plan was approved by the Activision Blizzard Board of Directors on November 2, 2021 as the plan to be used for internal business planning purposes for Activision Blizzard’s performance for its fiscal years 2021 through 2024.
Also on December 6, 2021, Mr. Kelly received an unsolicited email from an individual, who we refer to as “Individual B,” indicating a desire to explore the potential acquisition of the Company’s Blizzard business unit or potentially a full (or partial) take-private transaction with unidentified potential co-investors.
On December 7, 2021, a meeting was held between representatives of Activision Blizzard, including Messrs. Kelly and Kotick and Armin Zerza, chief financial officer of Activision Blizzard, together with representatives of Allen & Company and Skadden, and representatives of Microsoft, including Mr. Spencer as well as individuals in the corporate development, finance and legal functions within Microsoft, representatives of Goldman Sachs and representatives of Simpson Thacher & Bartlett LLP, outside legal counsel to Microsoft, which we refer to as “Simpson.” During the meeting, the representatives of Activision Blizzard discussed with the representatives of Microsoft the Long-Range Plan and long-term opportunities for Activision Blizzard’s business. The attendees also discussed various other aspects of Activision Blizzard’s business.
On December 8, 2021, Mr. Spencer informed Mr. Kotick that a potential transaction with Activision Blizzard was considered at a meeting of Microsoft’s Board of Directors on December 8, 2021, and that, as authorized by Microsoft’s Board of Directors, Activision Blizzard should expect to receive a proposal from Microsoft for a potential acquisition of Activision Blizzard shortly.
On December 10, 2021, the Activision Blizzard Board of Directors held a meeting by videoconference, with members of Activision Blizzard senior management, and representatives of Allen & Company, WilmerHale and Skadden, in attendance. At the meeting, Mr. Kelly provided an update to the Activision Blizzard Board of Directors on the meeting between representatives of Activision Blizzard and Microsoft, the conversation between Messrs. Kotick and Spencer, and the communications with the chief executive officer of Company A and Individual B. The Activision Blizzard Board of Directors then discussed timing and structuring, regulatory, and process considerations should the Activision Blizzard Board of Directors decide to engage in further discussions with Microsoft following receipt of a proposal from Microsoft. The Activision Blizzard Board of Directors also discussed other technology and/or gaming companies that might have interest in pursuing a transaction with Activision Blizzard, including Company A, as well as Activision Blizzard continuing on a standalone basis. With respect to such other parties, the Activision Blizzard Board of Directors considered their potential strategic interest, ability to deliver greater value for Activision Blizzard stockholders than an all-cash proposal from Microsoft, and potential regulatory hurdles in a transaction with such parties. With respect to Company A, the Activision Blizzard Board of Directors discussed, among other things, that a transaction with Company A would necessarily include a very significant stock component, which would not be directly comparable to an all-cash transaction, would not likely yield significant cost synergies and would need to be premised on the belief that the long-term value of the combined company would achieve greater value than Activision Blizzard’s stand-alone plan. The Activision Blizzard Board of Directors also discussed the relative size and trading multiples of Activision Blizzard and Company A and the implications for how a combined company might trade. Allen & Company and Skadden also provided their respective views to the Activision Blizzard Board of Directors on such considerations. While noting that it was unlikely that a transaction with Company A could be as attractive or competitive as an all-cash proposal from Microsoft, the Activision Blizzard Board of Directors determined that, particularly in light of the anticipated proposal from Microsoft, it would make sense for Mr. Kotick to meet with the chief executive officer of Company A and learn the parameters of Company A’s interest in a potential transaction. Accordingly, the Activision Blizzard Board of Directors directed Mr. Kotick to meet with the chief executive officer of Company A and to report back on the results of such meeting.
In addition, Mr. Kelly reported to the Activision Blizzard Board of Directors on the email he received from Individual B. The Activision Blizzard Board of Directors discussed the ability of Individual B to credibly pursue a transaction of the size and complexity that such a transaction would entail, as well as the disruption that might ensue were it to become known that Activision Blizzard was exploring strategic alternatives, which might occur if Activision Blizzard engaged in discussions with Individual B in light of prior dealings between Activision Blizzard and Individual B. After discussions, the Activision Blizzard Board of Directors concluded that Mr. Kelly should not engage with Individual B unless instructed to do so at a later date.
Later on December 10, 2021, Mr. Spencer requested an additional discussion with Mr. Kotick. Mr. Kotick consulted with Messrs. Kelly and Morgado and with a representative of Skadden about the potential transaction prior to the telephone call with Mr. Spencer.
Later that afternoon, on a telephone call among Mr. Kotick, Mr. Kelly and Mr. Spencer, Mr. Spencer informed Mr. Kotick and Mr. Kelly that Microsoft would be sending a written non-binding indication of interest to acquire Activision Blizzard later that evening at a purchase price of $90.00 per share in cash. Messrs. Kotick and Kelly expressed their disappointment in the proposed price but stated that they would report the proposal to the Activision Blizzard Board of Directors.
Later that evening on Friday, December 10, 2021, a representative of Simpson, on behalf of Microsoft, sent to a representative of Skadden a non-binding indication of interest to acquire Activision Blizzard for $90.00 per share in cash, together with a draft exclusivity agreement providing for exclusive discussions with Microsoft through January 15, 2022. The letter requested a response to the proposal by Monday, December 13, 2021.
On December 12, 2021, the Activision Blizzard Board of Directors held a meeting by videoconference, with members of Activision Blizzard senior management, and representatives of Allen & Company, WilmerHale and Skadden, in attendance. At the meeting, Mr. Morgado outlined the terms of the non-binding indication of interest received from Microsoft and described Messrs. Kotick’s and Kelly’s recent conversations with Mr. Spencer. The Activision Blizzard Board of Directors discussed that in addition to the $90.00 per share cash purchase price, the indication of interest (i) requested a response by December 13, 2021, (ii) proposed a period of exclusive negotiation through January 15, 2022 pursuant to the terms of an accompanying exclusivity agreement, (iii) stated that the transaction would be all-cash and not subject to any financing condition and (iv) noted that Activision Blizzard, post-acquisition, would be led by the Gaming leadership of Microsoft. Representatives of Allen & Company and Skadden also reported that, in conversations with their respective counterparty advisors to Microsoft, each had conveyed a desire on the part of Microsoft to move expeditiously.
At the meeting, the Activision Blizzard Board of Directors discussed that, in determining how to respond to Microsoft’s non-binding indication of interest, it would be helpful for the Activision Blizzard Board of Directors to have a sense of other parties that might be interested in pursuing a transaction with Activision Blizzard. Allen & Company suggested a number of potential third parties for consideration, including which of those third parties, in Allen & Company’s view, would likely be most able to acquire Activision Blizzard in a transaction that could potentially deliver greater value to stockholders of Activision Blizzard than the non-binding indication of interest received from Microsoft. The Activision Blizzard Board of Directors discussed the potential strategic rationale for a transaction with such third parties, including the potential ability of each such third party to successfully complete an acquisition of Activision Blizzard, the ability of each such third party to submit an offer to acquire Activision Blizzard for consideration consisting solely of cash, equity or a combination of cash and equity, the relative advantages and disadvantages of the form of consideration in a transaction and tactical considerations with respect to conducting an outreach to such third parties. Allen & Company indicated that, in its view, Companies C, D and E (each as defined below) were most likely to be able to acquire Activision Blizzard in a transaction that could potentially deliver greater value to Activision Blizzard’s stockholders than Microsoft’s proposal.

At the meeting, Mr. Kotick also provided an update on his communications with the chief executive officer of Company A, noting that an upcoming meeting had been scheduled for December 14, 2021, and that he would report back after such meeting.
Also at the meeting, a representative of Skadden provided an overview of the directors’ fiduciary duties in connection with their evaluation of a potential sale of Activision Blizzard in general and Microsoft’s non-binding indication of interest specifically. In addition, a representative of Skadden discussed with the Activision Blizzard Board of Directors other considerations relating to deal timing and certainty.
The Activision Blizzard Board of Directors also discussed various considerations involved in soliciting third-party indications of interest in a potential transaction with Activision Blizzard. The Activision Blizzard Board of Directors discussed the potential benefits of assessing third parties’ interest, including the potential to obtain a higher value for stockholders from a third party and the potential that increased competition could result in an increased purchase price and better overall terms for Activision Blizzard from Microsoft in the event that one or more other parties expressed interest. The Activision Blizzard Board of Directors also discussed the significant downside and disruption that could occur from market rumors regarding exploratory outreaches, including a potential adverse reaction from Microsoft that could negatively impact its willingness to proceed with a transaction with Activision Blizzard. In addition, the Activision Blizzard Board of Directors discussed the most effective approach in the event of such outreach, including who specifically was best positioned to conduct such outreach and attract serious interest. After discussions, the Activision Blizzard Board of Directors authorized and directed Mr. Kotick, along with other members of Activision Blizzard’s management and/or advisors as needed, to contact Companies C, D and E (each as defined below) initially, and, in the event of insufficient interest on the part of those three parties, to contact one other potential strategic counterparty, to gauge interest in a potential acquisition of Activision Blizzard. At this meeting and in other meetings throughout the Activision Blizzard Board of Directors’ consideration of the potential transaction with Microsoft, the Activision Blizzard Board of Directors met in executive session with only non-employee directors, outside counsel and the Secretary of the meeting in attendance to allow the non-employee directors to confer about the matters discussed at the meeting.
That same day, as authorized by the Activision Blizzard Board of Directors at the earlier meeting, Mr. Kotick contacted the chief executive officer of a potential strategic acquiror, which we refer to as “Company C.” The chief executive officer of Company C stated that Company C was potentially interested in acquiring Activision Blizzard. Mr. Kotick subsequently spoke with another senior executive of Company C. The following day, at Company C’s request and in accordance with the Activision Blizzard Board of Directors’ directives, representatives of Allen & Company sent to Company C a draft mutual non-disclosure agreement that had been prepared by Skadden and contained substantially similar terms to those in the non-disclosure agreement entered into between Activision Blizzard and Microsoft. As described below, Company C determined not to proceed with a potential transaction involving Activision Blizzard. Accordingly, the mutual non-disclosure agreement was never negotiated or executed between Activision Blizzard and Company C or their respective advisors.
Also on December 12, 2021, after the Activision Blizzard Board of Directors meeting authorizing the outreach, Mr. Kotick contacted the chairperson of the board of a potential strategic acquiror, which we refer to as “Company D.” The chairperson of the board of Company D stated that Company D was potentially interested in acquiring Activision Blizzard and that Company D would initially evaluate the viability of a potential acquisition of Activision Blizzard internally and revert to Mr. Kotick.
The following day, December 13, 2021, Mr. Kotick spoke to the chief executive officer of another potential strategic acquiror, which we refer to as “Company E,” as authorized by the Activision Blizzard Board of Directors the previous day, regarding Company E’s potential interest in acquiring Activision Blizzard. The chief executive officer of Company E indicated an interest in a potential acquisition of Activision Blizzard, but expressed concerns regarding the ability to execute a transaction between the parties. The chief executive officer of Company E stated that Company E would need to further consider internally any potential business combination. Mr. Kotick also spoke with another senior executive from Company E later the same day, who indicated that Company E would discuss potential strategic opportunities internally and revert to Mr. Kotick. A few days later, Mr. Kotick spoke with that senior executive of Company E who informed Mr. Kotick that Company E was not in a position to pursue a full acquisition of Activision Blizzard although Company E would be interested in considering other potential transactions between the parties.
Based on the Activision Blizzard Board of Directors’ direction that Mr. Kotick not reach out to the fourth party if there appeared to be potential interest on the part of Company C, Company D and/or Company E, Mr. Kotick did not reach out to the fourth party pending further developments with Company C, Company D, and Company E.
Also on December 13, 2021, representatives of Allen & Company received an inquiry from a senior executive of Company C about a potential transaction with Activision Blizzard. In accordance with the Activision Blizzard Board of Directors’ directives, representatives of Allen & Company followed up with Company C and communicated to a Company C representative that for an offer to be attractive to Activision Blizzard, it should be structured as an all-cash acquisition of the entire company and that Company C should be prepared to move expeditiously.
On December 14, 2021, the Activision Blizzard Board of Directors held a meeting by videoconference, with members of Activision Blizzard senior management, and representatives of Allen & Company, WilmerHale and Skadden, in attendance. Activision Blizzard’s senior management presented to the Activision Blizzard Board of Directors updated financial forecasts regarding Activision Blizzard’s long-term financial performance for Activision Blizzard’s fiscal years 2021 through 2024, which had been downwardly adjusted from the Long-Range Plan by Activision Blizzard management to account for, among other things, the passage of time since the Long-Range Plan was approved by the Activision Blizzard Board of Directors on November 2, 2021, execution risk in the Long-Range Plan, and further insight into Activision Blizzard’s performance in the fourth quarter of 2021 — particularly the underperformance of the recently launched “Call of Duty: Vanguard” and the potential effects of that underperformance in 2022. Senior management noted that the updated financial forecasts were not intended to constitute a revised Long-Range Plan, and did not reflect any adjustments that Activision Blizzard might make in its strategy in response to Activision Blizzard’s performance in the fourth quarter of 2021. Activision Blizzard’s senior management further noted for the Activision Blizzard Board of Directors that, in the ordinary course, Activision Blizzard would assess its performance in the fourth quarter of 2021 to refresh Activision Blizzard’s outlook for the entirety of 2022, and would not typically refresh the outlook for years beyond 2022 at this stage of Activision Blizzard’s typical financial planning process, although it had done so at this time in order to provide the Activision Blizzard Board of Directors with an updated risk-adjusted view of Activision Blizzard’s potential prospective financial performance as it considered the potential transaction with Microsoft. The Activision Blizzard Board of Directors then considered and further discussed these updated risk-adjusted financial forecasts. Following such discussion, the Activision Blizzard Board of Directors approved use of such updated risk-adjusted financial forecasts for purposes of considering the potential transaction with Microsoft.
At the meeting, Mr. Kotick provided an update to the Activision Blizzard Board of Directors on his communications with representatives of Company C, Company D and Company E and representatives of Allen & Company provided an update on their communications with Company C. The Activision Blizzard Board of Directors discussed the need to further ascertain the interest levels of Company C, Company D and Company E in a potential transaction and timing considerations in relation to responding to Microsoft’s non-binding indication of interest in view of Microsoft’s request for a response by December 13, 2021. Also at the meeting, the Activision Blizzard Board of Directors discussed certain information provided by Allen & Company regarding Allen & Company’s material relationships with Activision Blizzard and Microsoft during the preceding two-year period as previously provided to the Activision Blizzard Board of Directors. After consulting with Activision Blizzard’s legal advisors, the Activision Blizzard Board of Directors determined that, based on such information, there were no material conflicts that would preclude Allen & Company from continuing to serve as financial advisor to Activision Blizzard.
Later on December 14, 2021, Mr. Kotick met with the chief executive officer of Company A. During the meeting, the chief executive officer of Company A expressed that a strategic combination between the companies would be beneficial for both companies and their stockholders, but did not provide a proposal for a potential transaction. During the meeting, the chief executive officer of Company A did not communicate any requests to, or propose any specific actions from, Activision Blizzard.

Also on December 14, 2021, Mr. Spencer spoke with Mr. Kotick to request an update on Activision Blizzard’s response to Microsoft’s non-binding indication of interest. Following this conversation on December 14, 2021, in accordance with the Activision Blizzard Board of Directors’ directives, representatives of Allen & Company updated representatives of Goldman Sachs that additional meetings of the Activision Blizzard Board of Directors were planned in advance of Activision Blizzard delivering a response to Microsoft’s non-binding indication of interest.
On December 15, 2021, the Activision Blizzard Board of Directors held a meeting by videoconference, with members of Activision Blizzard senior management, and representatives of Allen & Company, WilmerHale and Skadden, in attendance. At this meeting, the Activision Blizzard Board of Directors was provided with additional financial information relating to Activision Blizzard, including financial forecasts of Activision Blizzard’s long-term financial performance as extended through fiscal year 2026. Allen & Company provided a summary of the preliminary proposed terms of Microsoft’s non-binding indication of interest and certain preliminary financial matters relating to Activision Blizzard based on the updated risk-adjusted financial forecasts approved by the Activision Blizzard Board of Directors on December 14, 2021, as extended through fiscal year 2026.
Mr. Kotick provided an update to the Activision Blizzard Board of Directors on the status of communications with representatives of Company C, Company D and Company E. Representatives of Allen & Company provided an update to the Activision Blizzard Board of Directors on their communications with representatives of Goldman Sachs and Microsoft’s stated areas of focus in due diligence should the Activision Blizzard Board of Directors authorize continued engagement with Microsoft.
The Activision Blizzard Board of Directors discussed a range of potential alternative responses in connection with the non-binding indication of interest received from Microsoft and the relative advantages and disadvantages of a combination with Microsoft compared to other potential counterparties, as well as continuing on a standalone basis, and also considered additional factors, including, among other things, the economic and competitive landscape of the current gaming and technology sectors. After discussions, the Activision Blizzard Board of Directors directed Messrs. Kotick and Kelly and representatives of Allen & Company to convey to Microsoft a request to increase its proposed purchase price from $90.00 per share to $100.00 per share. At the same time, the Activision Blizzard Board of Directors authorized management to proceed with its negotiations with Microsoft, without the need for further Board authorization, in the event management was able to increase Microsoft’s proposal to at least $95.00 per share.
Later that day on December 15, 2021, a senior executive of Company C communicated to representatives of Allen & Company that Company C would not be in a position to proceed with discussing a potential business combination with Activision Blizzard.
Later that evening on December 15, 2021, Messrs. Kotick and Kelly had a telephone call with Mr. Spencer. The parties discussed the potential business combination, and, as directed by the Activision Blizzard Board of Directors, Messrs. Kotick and Kelly requested that Microsoft increase its proposed purchase price to $100.00 per share. Mr. Spencer noted that further discussion would be required and that he would respond in the next day or two.
On the morning of December 16, 2021, the chairperson of Company D called Mr. Kotick and communicated that Company D was interested in potentially exploring an acquisition of Activision Blizzard and would facilitate a follow-up call with the chief executive officer and other senior executives of Company D to further discuss.
Also on the morning of December 16, 2021, Mr. Nadella requested a telephone call with Mr. Kotick. During the call later that morning with Mr. Kotick, Mr. Nadella inquired whether Activision Blizzard would consider a proposal below the $100.00 per share amount previously communicated to Microsoft. Mr. Kotick suggested to Mr. Nadella that Microsoft should provide its best and final offer and reiterated that Activision Blizzard was focused on taking actions that were in the best interests of its stockholders. Mr. Nadella reiterated Microsoft’s desire to move expeditiously.
Messrs. Kotick and Nadella had a series of telephone calls over the course of December 16, 2021. Mr. Nadella initially communicated Microsoft’s willingness to increase the price contemplated by Microsoft’s non-binding indication of interest from $90.00 to $93.00 per share on the condition that Activision

Blizzard grant Microsoft a 30-day exclusivity period. Mr. Kotick informed Mr. Nadella that he was not authorized to proceed at a price below $95.00 per share, but he was authorized to consider a $95.00 per share price with a 30-day exclusivity commitment at that price level and also would need an agreement from Microsoft on certain other key terms, particularly related to a reverse termination fee. Mr. Nadella responded that he would have to discuss further internally. Subsequently, Mr. Nadella proposed to increase the price provided for in Microsoft’s non-binding indication of interest to $95.00 per share and expressed willingness to engage in discussions on whether Microsoft would agree to a reverse termination fee and the quantum of such fee, as well as other transaction terms, at the appropriate time.
Later in the evening of December 16, 2021, representatives of Skadden sent a markup of the exclusivity agreement, which included a term sheet, to representatives of Simpson. Subsequently, representatives of Simpson contacted representatives of Skadden to discuss the exclusivity agreement and term sheet. On a telephone call, representatives of Skadden conveyed to representatives of Simpson that the term sheet reflected a number of key deal terms and were the basis upon which the Activision Blizzard Board of Directors would be willing to enter into exclusivity.
Early in the morning of December 17, 2021, representatives of Goldman Sachs called representatives of Allen & Company to discuss the exclusivity agreement and term sheet circulated by representatives of Skadden to representatives of Simpson the previous night.
Subsequently on the morning of December 17, 2021, in accordance with the Activision Blizzard Board of Directors’ directives, representatives of Allen & Company called representatives of Goldman Sachs, and representatives of Skadden called representatives of Simpson, to provide Activision Blizzard’s rationale for the positions taken in the exclusivity agreement and term sheet circulated by representatives of Skadden.
Also on the morning of December 17, 2021, the Activision Blizzard Board of Directors held a meeting by videoconference, with members of Activision Blizzard senior management, and representatives of Allen & Company, WilmerHale and Skadden, in attendance. Mr. Kotick provided an update on his communications with Messrs. Spencer and Nadella and the provision of the revised exclusivity agreement and term sheet to representatives of Simpson. Representatives of Allen & Company and Skadden provided an update on their respective follow-up communications with Goldman Sachs and Simpson regarding the exclusivity agreement and term sheet. A representative of Skadden provided an overview of the terms of the revised exclusivity agreement and term sheet to the Activision Blizzard Board of Directors. The Activision Blizzard Board of Directors also received an update on the status of the discussions with Company C, Company D and Company E. Mr. Kotick noted that he had not received at that time any communication from the chief executive officer of Company D after his discussion with the chairperson of Company D on December 16, 2021, and that Company C and Company E each had indicated that it would not be proceeding with discussions to acquire Activision Blizzard at that time. After discussions, the Activision Blizzard Board of Directors authorized management to enter into exclusive discussions with Microsoft on the basis of the $95.00 per share price proposed by Microsoft and on such additional terms as management deemed appropriate for up to a 30-day period, and directed Activision Blizzard’s management, led by Mr. Kotick, to continue negotiations with Microsoft.
Later on the morning of Friday, December 17, 2021, the chief executive officer of Company D emailed Mr. Kotick noting that Company D was keen to engage and explore a potential transaction and introducing other senior executives from Company D. Mr. Kotick responded to the chief executive officer of Company D sharing his direct telephone line in order to connect. A follow-up video conference was subsequently scheduled with such other senior executives for Monday, December 20, 2021.
Later on the morning of December 17, 2021, representatives of Simpson sent representatives of Skadden a revised exclusivity agreement and term sheet and noted Microsoft’s expectation to sign the exclusivity agreement as quickly as possible that day.
In the early afternoon on December 17, 2021, Messrs. Kotick and Spencer discussed open points in the term sheet and overall timing, with Mr. Spencer noting Microsoft’s desire to move expeditiously into exclusivity that day and the due diligence process.
From the afternoon of December 17, 2021, through the morning of December 20, 2021, representatives of Skadden and Simpson had multiple calls discussing open points with respect to the exclusivity agreement and term sheet, focused on the parameters for a reverse termination fee and other regulatory related provisions to be included in any definitive agreement in connection with the proposed transaction.
On December 20, 2021, Messrs. Kotick and Kelly, together with a representative of Allen & Company, had a video conference with senior executives from Company D. Mr. Kotick discussed that Activision Blizzard could represent an attractive strategic combination for Company D, but explained that circumstances had changed since he first spoke with Company D’s chairperson and that it now was likely that, very shortly, Activision Blizzard would not be in a position to engage in additional discussions for some period of time. Mr. Kotick also suggested that Company D could readily perform due diligence on Activision Blizzard in the meantime based on publicly available information. The representatives of Company D expressed that Company D was not prepared to proceed expeditiously on the basis of publicly available information and implied that Company D would only be interested in relaying an indication of interest if provided with an opportunity to review confidential information. Following this call, no further discussions were held with Company D.
Also on December 20, 2021, Messrs. Kotick and Kelly exchanged telephone calls with Mr. Spencer during which they discussed open issues on the term sheet, including, among other things, the quantum of the reverse termination fee.
In the evening of December 20, 2021, representatives of Skadden and Simpson exchanged further updated drafts of the term sheet. Subsequently, in the evening of December 20, 2021, the exclusivity agreement was executed. The exclusivity agreement included a term sheet specifying the quantum and payment conditions of the reverse termination fee and other regulatory related provisions to be included in the definitive merger agreement, if executed.
On December 21, 2021, the Activision Blizzard Board of Directors held a meeting by videoconference, with members of Activision Blizzard senior management, and representatives of Allen & Company, WilmerHale and Skadden, in attendance. Mr. Morgado informed the Activision Blizzard Board of Directors that Activision Blizzard had entered into an exclusivity agreement with Microsoft on the prior evening. A representative of Skadden described to the Activision Blizzard Board of Directors the terms of the exclusivity agreement, including the non-solicitation and confidentiality restrictions contained therein, and the term sheet, including the quantum, timing and events triggering the payment of the reverse termination fee by Microsoft to Activision Blizzard. The Activision Blizzard Board of Directors discussed Microsoft’s anticipated due diligence process and next steps with respect to negotiating a potential acquisition agreement with Microsoft.
On December 27, 2021, access was provided to representatives of Microsoft and its outside advisors to a virtual data room hosting Activision Blizzard materials. Microsoft and its advisors engaged in due diligence from the period of December 27, 2021 through the execution of the merger agreement on January 18, 2022, which process included a number of videoconference meetings and telephone calls attended by members of Activision Blizzard senior management, representatives of Activision Blizzard’s outside legal, financial and accounting advisors, members of Microsoft senior management and representatives of Microsoft’s outside legal, financial and accounting advisors, as applicable, on various business, financial, tax, accounting and legal matters.
On December 29, 2021, representatives of Simpson sent an initial draft of the merger agreement to representatives of Skadden. The draft included the following key terms, including regulatory provisions, most of which were previously provided in the non-binding term sheet: (i) a requirement that Microsoft use reasonable best efforts to obtain antitrust approvals, but no obligation for Microsoft to agree to any divestures or limitations on its post-closing business that would (x) have a material adverse impact on Activision Blizzard and its subsidiaries taken as a whole or (y) (1) have a material impact on the benefits expected to be derived from the proposed merger by Microsoft or (2) have a more than immaterial impact on any business or product line of Microsoft; (ii) a termination fee payable by Activision Blizzard to Microsoft equal to 3.75% of the transaction’s equity value in the event of a termination of the merger agreement in certain circumstances, including following a change in recommendation by the Activision Blizzard Board of Directors or if Activision Blizzard enters into an alternative acquisition agreement with respect to a superior proposal; (iii) an outside termination date of 12 months from signing, subject to two automatic extensions for consecutive three-month periods if all conditions to closing are satisfied other than the conditions regarding the receipt of regulatory approvals and the lack of any legal injunction (in connection with regulatory regimes); and (iv) a termination fee payable by Microsoft to Activision Blizzard in the event of a termination of the merger agreement as a result of a legal injunction (in connection with antitrust regimes) or the failure to obtain necessary antitrust approvals by the outside termination date (as extended) if certain conditions are met of (x) $2,000,000,000 if the termination notice is delivered during the first 12 months from signing, (y) $2,500,000,000 if the termination notice is delivered 13 to 15 months from signing and (z) $3,000,000,000 if the termination notice is delivered after 15 months from signing.
During the weeks of January 3, 2022, and January 10, 2022, Messrs. Kotick and Spencer and respective members of Activision Blizzard and Microsoft senior management, along with their respective outside legal advisors, discussed and negotiated certain key open points in the merger agreement, including the quantum of the termination fee payable by Activision Blizzard, the treatment of employee equity awards, and the scope of the interim operating covenants, as well as severance and retention matters and due diligence matters on a number of video and telephone calls.
On January 6, 2022, at the request of Activision Blizzard, representatives of Skadden sent a revised draft of the merger agreement to representatives of Simpson.
On January 7, 2022, the Activision Blizzard Board of Directors held a meeting by videoconference, with members of Activision Blizzard senior management, and representatives of Allen & Company, WilmerHale and Skadden, in attendance. Mr. Kotick provided an update on the status of the potential transaction with Microsoft, including the state of Microsoft’s due diligence, negotiation of the draft merger agreement, and contacts with representatives of Microsoft. A representative of Skadden provided an update on the status of the potential transaction from a legal perspective, including Activision Blizzard’s responses to Microsoft’s due diligence requests, Activision Blizzard’s progress in preparing and providing via a virtual data room documents responsive to due diligence requests, and due diligence calls between representatives of Activision Blizzard and Microsoft and their respective advisors.
On January 10, 2022, representatives of Simpson sent a revised draft of the merger agreement to representatives of Skadden.
On January 11, 2022, in a videoconference with representatives of Microsoft, Goldman Sachs, Allen & Company and members of Activision Blizzard senior management in attendance, Mr. Zerza discussed Activision Blizzard’s preliminary financial results for the fourth quarter and full year of 2021. These financial results were subsequently provided to Microsoft via Activision Blizzard’s data room.
On January 13, 2022, at the request of Activision Blizzard, representatives of Skadden sent a revised draft of the merger agreement to representatives of Simpson.
On January 14, 2022, the Activision Blizzard Board of Directors held a meeting by videoconference, with members of Activision Blizzard senior management, and representatives of Allen & Company, WilmerHale and Skadden, in attendance. Members of Activision Blizzard senior management presented to the Activision Blizzard Board of Directors Activision Blizzard’s financial results for the fourth quarter of 2021. Members of senior management noted that, as previously discussed with the Activision Blizzard Board of Directors, Activision Blizzard had failed to meet its revenue projections for the fourth quarter of 2021 given the underperformance of the recently launched “Call of Duty: Vanguard.” Mr. Morgado noted to the Activision Blizzard Board of Directors that Activision Blizzard’s financial results for the fourth quarter and full year of 2021 would be incorporated to update the financial forecasts as approved by the Activision Blizzard Board of Directors on December 14, 2021, and shared with Allen & Company for purposes of its financial analysis and opinion, if and when requested, in connection with the proposed transaction with Microsoft. Certain of these updated financial forecasts also were shared with Microsoft and its advisors later that day.
Allen & Company then provided the Activision Blizzard Board of Directors with an update on, among other things, recent developments in the gaming industry, including a recent publicly announced transaction in such industry and its comparison to the potential transaction with Microsoft. Prior to the meeting, the Activision Blizzard Board of Directors also was provided with certain updated information from Allen & Company regarding its material relationships with Activision Blizzard and Microsoft during the preceding two-year period, which information was consistent with the information previously provided. Representatives of Skadden then presented on the Activision Blizzard Board of Directors’ fiduciary duties in the context of considering a change of control transaction and presented a detailed summary of the key terms of the draft merger agreement, including the structure of the proposed transaction, the consideration to be received by stockholders of Activision Blizzard of $95.00 per share in cash, the treatment of Activision Blizzard’s equity awards, certain restrictions on Activision Blizzard’s business and operations during the pendency of the transaction, proxy statement filing and stockholder meeting requirements, director and officer indemnification, Microsoft’s regulatory undertakings, the provisions restricting the solicitation of, and relating to the consideration of unsolicited, alternative acquisition proposals that would apply to Activision Blizzard and its representatives during the pendency of a transaction, the ability of the Activision Blizzard Board of Directors to change its recommendation, anticipated closing timing, closing conditions and the termination rights and fees and remedies available to Activision Blizzard and Microsoft in the event the potential transaction was not consummated, and noted remaining open points. Representatives of Skadden also presented to the Activision Blizzard Board of Directors certain regulatory considerations with respect to the potential transaction with Microsoft.
On January 14, 2022, at the request of Activision Blizzard, representatives of Skadden delivered an initial complete draft of Activision Blizzard’s confidential disclosure schedules to the merger agreement, certain sections of which had been previously provided, to representatives of Simpson.
Between January 14, 2022, and January 18, 2022, representatives of Activision Blizzard and Microsoft and their respective legal advisors had multiple conversations to resolve outstanding matters under the merger agreement and Activision Blizzard’s confidential disclosure schedules to the merger agreement and exchanged multiple drafts of the merger agreement and Activision Blizzard’s confidential disclosure schedules to the merger agreement.
On January 17, 2022, the Activision Blizzard Board of Directors held a meeting by videoconference, with members of Activision Blizzard senior management, and representatives of Allen & Company, WilmerHale and Skadden, in attendance. Representatives of Skadden reviewed the key terms of the merger agreement, including changes from the terms discussed at the meeting on January 14, 2022, noting that one remaining open issue was the amount of the 2022 dividend that could be paid by Activision Blizzard and whether Activision Blizzard would be permitted to pay a dividend in 2023 and, if so, the amount thereof. Also at this meeting, Allen & Company reviewed with the Activision Blizzard Board of Directors its financial analysis of the merger consideration, and rendered an oral opinion, confirmed by delivery of a written opinion dated January 17, 2022, to the Activision Blizzard Board of Directors to the effect that, as of such date and based on and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken as set forth in such opinion, the merger consideration to be received by holders of Activision Blizzard common stock (other than, to the extent applicable, Microsoft, Sub and their respective affiliates) pursuant to the merger agreement was fair, from a financial point of view, to such holders. After discussions, including as to the matters described below under “— Recommendation of the Activision Blizzard Board of Directors; Activision Blizzard’s Reasons for the Merger,” the Activision Blizzard Board of Directors unanimously determined to delegate the final resolution of the dividend issue to an ad hoc committee of directors of the Activision Blizzard Board of Directors, consisting of Messrs. Morgado, Kelly and Corti, and (i) determined that the terms of the merger agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of Activision Blizzard and its stockholders; (ii) declared advisable, approved and authorized in all respects the execution and delivery of the merger agreement by Activision Blizzard, the performance by Activision Blizzard of its obligations thereunder, and the consummation of the transactions contemplated thereby upon the terms and conditions set forth therein; (iii) directed that the adoption of the merger agreement be submitted to a vote at a meeting of the stockholders of Activision Blizzard; and (iv) recommended that Activision Blizzard stockholders adopt the merger agreement.
Following the approval of the merger agreement and the transactions contemplated thereby (including the merger) by the Activision Blizzard Board of Directors, Activision Blizzard and Microsoft finalized the merger agreement, including the resolution of the outstanding dividend issue, which Mr. Nadella and Mr. Kotick discussed during the evening of January 17, 2022, and the resolution of which was approved by the ad hoc committee of the Activision Blizzard Board of Directors. Early in the morning on January 18, 2022, Activision Blizzard and Microsoft executed the merger agreement, and, prior to the opening of trading on January 18, 2022, issued a joint press release announcing the execution of the merger agreement.

Recommendation of Our Board of Directors and Reasons for the Merger
Recommendation of the Activision Blizzard Board of Directors to Adopt the Merger Agreement, thereby Approving the Transactions Contemplated by the Merger Agreement.
On January 17, 2022, the Activision Blizzard Board of Directors, after considering various factors described below, unanimously (i) determined that the terms of the merger agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of Activision Blizzard and its stockholders; (ii) declared advisable, approved and authorized in all respects the execution and delivery of the merger agreement by Activision Blizzard, the performance by Activision Blizzard of its obligations thereunder, and the consummation of the transactions contemplated thereby, upon the terms and conditions set forth therein; (iii) directed that the adoption of the merger agreement be submitted to a vote at a meeting of the stockholders of Activision Blizzard; and (iv) recommended that Activision Blizzard stockholders adopt the merger agreement.
The Activision Blizzard Board of Directors unanimously recommends that you vote “FOR” the proposal to adopt the merger agreement, thereby approving the transactions contemplated by the merger agreement, including the merger.
Reasons for the Merger
In evaluating the merger agreement and the transactions contemplated thereby, including the merger, the Activision Blizzard Board of Directors held a number of meetings and consulted with Activision Blizzard’s senior management and legal and financial advisors. In reaching its decision to approve the merger agreement and to recommend that Activision Blizzard stockholders vote to adopt the merger agreement, the Activision Blizzard Board of Directors considered a number of factors, including, but not limited to the following (which are not necessarily presented in order of their relative importance to the Activision Blizzard Board of Directors):
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Premium to Market Price.   The fact that the merger consideration of $95.00 per share in cash to be received by the holders of shares of Activision Blizzard common stock in the merger represents a significant premium over the market price at which shares of Activision Blizzard common stock traded prior to the announcement of the execution of the merger agreement, including the fact that the merger consideration represents a premium of:

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approximately 19.8% over the volume-weighted average closing stock price of shares of Activision Blizzard common stock for the one-year period ended January 14, 2022;

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approximately 45.3% over the closing stock price of Activision Blizzard common stock on January 14, 2022, the last trading day prior to the approval of the transaction; and

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approximately 50.3% over the volume-weighted average stock price of shares of Activision Blizzard common stock during the 30 trading days ended January 14, 2022.

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Form of Consideration.   The fact that the proposed merger consideration is all cash, which provides stockholders certainty of value and liquidity for their shares of Activision Blizzard common stock while eliminating long-term business and execution risks.

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Fair Value.   The belief of the Activision Blizzard Board of Directors that the merger represents fair value for the shares of Activision Blizzard common stock, taking into account the Activision Blizzard Board of Directors’ familiarity with Activision Blizzard’s current and historical financial condition, results of operations, business, competitive position and prospects, as well as Activision Blizzard’s future business plan and potential long-term value.

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Growth Opportunities.   The belief of the Activision Blizzard Board of Directors, based on discussions between Activision Blizzard and Microsoft and Microsoft’s transaction history, that Activision Blizzard’s business will be an important focus of Microsoft’s growth strategy, which would create professional growth opportunities for many of Activision Blizzard’s employees.

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Benefits to Customers.   The belief of the Activision Blizzard Board of Directors, based on discussions between Activision Blizzard and Microsoft and Microsoft’s product portfolio and transaction history, that Activision Blizzard’s customers will benefit from Microsoft’s complementary product offerings and its greater resources and capabilities to expand the business of Activision Blizzard as part of Microsoft.
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Industry Dynamics.   The potential for the merger to enhance the combined company’s ability to compete effectively in the highly competitive market environments in which Activision Blizzard and Microsoft operate by combining Activision Blizzard’s creative DNA and library of premium franchises with Microsoft’s technological and distribution capabilities, including the ability to capitalize on new growth opportunities and to compete for customers and key employee talent.

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Loss of Opportunity.   The possibility that, if the Activision Blizzard Board of Directors declined to adopt the merger agreement, there may not be another opportunity for Activision Blizzard’s stockholders to receive a comparably priced transaction with a comparable level of closing certainty.

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Risks Inherent in Activision Blizzard’s Business Plan.   Activision Blizzard’s short-term and long-term financial projections and the perceived challenges and risks associated with Activision Blizzard’s ability to meet such projections, including Activision Blizzard’s past track record of meeting internal, long-term projections, the financial results for Activision Blizzard for the year ended December 31, 2021 and the implications of Activision Blizzard’s fourth quarter ended December 31, 2021 for Activision Blizzard’s outlook for 2022 and subsequent years and the competitive threats facing Activision Blizzard, as well as the risks and uncertainties described in the “risk factors” and “forward looking statements” sections of Activision Blizzard’s disclosures filed with the SEC, including the fact that Activision Blizzard’s actual financial results in future periods could differ materially and adversely from the projected results.

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Company Knowledge.   The Activision Blizzard Board of Directors’ knowledge of, and discussions with Activision Blizzard management regarding, Activision Blizzard’s business, operations, financial condition, earnings, strategy and future prospects, including Activision Blizzard’s opportunities to create stockholder value in the future on a standalone basis and potential risks in the execution of Activision Blizzard’s strategic plan.

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Arm’s-Length Negotiations.   The fact that the Activision Blizzard Board of Directors and Activision Blizzard’s senior management, in coordination with Activision Blizzard’s legal and financial advisors, vigorously negotiated on an arm’s-length basis with Microsoft with respect to price and other terms and conditions of the merger agreement, including obtaining a price increase by Microsoft from its initial indication of interest at $80.00 per share to a price of $95.00 per share as well as the stated position of Microsoft that the agreed price was the highest price per share to which Microsoft was willing to agree.

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Derivative Litigation.   The Activision Blizzard Board of Directors’ consideration of the potential value to Activision Blizzard (and derivatively to Activision Blizzard stockholders) of pending derivative litigation claims that have been brought against the Activision Blizzard’s officers and directors, and, even assuming such litigation claims had material value, the Activision Blizzard Board of Directors’ determination that the merger consideration of $95.00 per share provided more than adequate value for such litigation claims.

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Other Potential Strategic Alternatives.   The Activision Blizzard Board of Directors’ consideration, from time to time, with the assistance of Activision Blizzard’s senior management and legal and financial advisors, of the various potential strategic alternatives available to Activision Blizzard, including remaining an independent public company and continuing to execute on Activision Blizzard’s strategic plan and the Activision Blizzard Board of Directors’ belief that the merger presents a more favorable opportunity for Activision Blizzard stockholders than the potential value that may result from remaining a standalone public company or pursuing other potential strategic alternatives.

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Board Review of Transaction.   The fact that the Activision Blizzard Board of Directors met, along with Activision Blizzard’s senior management and legal and financial advisors, to evaluate and discuss the structure of the merger and the financial and other terms and conditions of, and other matters related to, the merger, multiple times between November 26, 2021, which was the date on which Microsoft first indicated that it would be willing to discuss an acquisition of Activision Blizzard at $80.00 per share and January 18, 2022, which was the date the merger agreement was signed.

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Other Strategic Parties.   The fact that the Activision Blizzard Board of Directors authorized and directed management to contact three other strategic parties to assess their interest in a potential acquisition of Activision Blizzard that were viewed, with input from Activision Blizzard’s senior management and legal and financial advisors, as the most likely potential counterparties that could transact at a level that could potentially deliver greater value to Activision Blizzard stockholders than the Microsoft transaction and that could potentially obtain required regulatory approval and that none of the parties contacted by Activision Blizzard’s management determined to proceed with substantive discussions regarding a potential acquisition of Activision Blizzard.

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Opinion of Activision Blizzard’s Financial Advisor.   The opinion, dated January 17, 2022, of Allen & Company to the Activision Blizzard Board of Directors as to the fairness, from a financial point of view and as of such date, of the merger consideration to be received by holders of Activision Blizzard common stock (other than, to the extent applicable, Microsoft, Sub and their respective affiliates) pursuant to the merger agreement, which opinion was based on and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken as set forth in such opinion and is more fully described below in the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Opinion of Activision Blizzard’s Financial Advisor” beginning on page 51.

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Terms of the Merger Agreement.   The belief of the Activision Blizzard Board of Directors that the provisions of the merger agreement, including the respective representations, warranties and covenants and termination rights of the parties and termination fees payable by Activision Blizzard, are reasonable and customary. The Activision Blizzard Board of Directors also believed that the terms of the merger agreement include the most favorable terms reasonably attainable from Microsoft.

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Conditions to the Consummation of the Merger; Likelihood of Closing.   The fact that the Activision Blizzard Board of Directors considered the reasonable likelihood of the consummation of the transactions contemplated by the merger agreement in light of the conditions in the merger agreement to the obligations of Microsoft, including the exceptions to the events that would constitute a material adverse effect on Activision Blizzard for purposes of the merger agreement, as well as Activision Blizzard’s ability to seek specific performance to prevent breaches of the merger agreement, including to cause the merger to be consummated if all of the conditions to Microsoft’s obligations to effect the merger closing have been satisfied or waived.

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Regulatory Approvals.   The fact that the merger agreement requires that Microsoft use its reasonable best efforts to take certain actions necessary to obtain regulatory clearance and satisfy the regulatory conditions, including the fact that Microsoft agreed to accept potential remedies in order to obtain regulatory approval, including Microsoft’s commitment to divest or take other actions with respect to businesses or assets of Activision Blizzard, unless such additional remedies would reasonably be expected to result in a material adverse impact on Activision Blizzard and its subsidiaries, taken as a whole, have a material impact on the benefits expected to be derived from the merger by Microsoft or have more than an immaterial impact on any business or product line of Microsoft, and that, if the merger agreement is terminated in certain circumstances related to the failure to obtain antitrust approvals, Microsoft will be required to pay a reverse termination fee of $2,000,000,000 if the notice regarding the termination of the merger agreement is delivered during the first 12 months post-signing, $2,500,000,000 if the notice regarding the termination of the merger agreement is delivered during months 13 to 15 post-signing, or $3,000,000,000 if the notice regarding the termination of the merger agreement is delivered after month 15 post-signing. For a more complete description of Microsoft’s obligations to obtain required regulatory approvals and the reverse termination fee, see the sections below entitled “Terms of the Merger Agreement — Efforts to Close the Merger” beginning on page 85 and “Terms of the Merger Agreement — Reverse Termination Fee” beginning on page 90. The merger agreement also provides an appropriate “termination date” by which time it is reasonable to expect that the regulatory conditions are likely to be satisfied, which is subject to automatic extension for certain periods if the regulatory conditions are the only conditions not satisfied or capable of being satisfied at such time. For a more complete description of the termination date, see the section below entitled “Terms of the Merger Agreement — Termination of the Merger Agreement” beginning on page 88.

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No Financing Condition.   The fact that Microsoft’s representations contained in the merger agreement include a representation that Microsoft has and will have available at the effective time the funds necessary for the payment of the aggregate merger consideration and the fact that the merger is not subject to a financing condition.

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Ability to Respond to Certain Unsolicited Takeover Proposals.   The fact that, while the merger agreement prohibits Activision Blizzard from actively soliciting competing bids to acquire it, the Activision Blizzard Board of Directors has rights, under certain circumstances, to engage in discussions with, and provide information to, third parties submitting unsolicited written takeover proposals and to terminate the merger agreement in order to enter into an alternative acquisition agreement that the Activision Blizzard Board of Directors determines to be a superior proposal; provided that Activision Blizzard pays a $2,270,100,000 termination fee. The Activision Blizzard Board of Directors further considered that the timing of the merger would provide ample opportunity for such third parties to submit proposals.

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Change of Recommendation.   The fact that the Activision Blizzard Board of Directors has the right to change its recommendation that Activision Blizzard stockholders vote to adopt the merger agreement in response to a superior proposal or certain intervening events, subject to certain conditions, and the Activision Blizzard Board of Directors’ view that the termination fee of $2,270,100,000 payable to Microsoft under certain circumstances is customary and reasonable and would not preclude or deter a willing and financially capable third party from making an acquisition proposal for an alternative transaction.

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Termination Fee.   The belief of the Activision Blizzard Board of Directors that the termination fee of $2,270,100,000 is reasonable in amount, including in comparison with the range of termination fees in proportion to equity value payables in comparable third-party transactions considered by the Activision Blizzard Board of Directors.

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Retention of Key Employees.   The belief of the Activision Blizzard Board of Directors that a retention program and an executive severance plan for certain employees of Activision Blizzard that Activision Blizzard would be permitted to implement in connection with the merger would help assure the continuity of management and other key employees, and increase the likelihood of the successful operation of Activision Blizzard during the period prior to closing.

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Appraisal Rights.   The availability of appraisal rights with respect to the merger for Activision Blizzard stockholders who properly exercise their rights under the DGCL, which would give these stockholders the ability to seek and be paid a judicially determined appraisal of the “fair value” of their shares at the completion of the merger.

In the course of its evaluation of the merger agreement and the merger, the Activision Blizzard Board of Directors also considered a variety of risks, uncertainties and other potentially negative factors, including the following (which are not necessarily presented in order of their relative importance to the Activision Blizzard Board of Directors):
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No Stockholder Participation in Future Growth or Earnings.   The fact that Activision Blizzard’s stockholders will lose the opportunity to realize additional potential long-term value through Activision Blizzard’s successful execution as an independent public company.

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Impact of Announcement on Activision Blizzard.   The fact that the announcement and pendency of the merger, or the failure to complete the merger, may result in significant costs to Activision Blizzard and cause substantial harm to Activision Blizzard’s relationships with its employees (including making it more difficult to attract and retain key personnel and the possible loss of key management and other personnel) and its customers, partners, providers and suppliers, particularly in the event that the merger is not consummated.

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Diversion of Management Attention.   The substantial time and effort of management required to consummate the merger, which could disrupt Activision Blizzard’s business operations and may divert employees’ attention away from Activision Blizzard’s day-to-day operations, and the impact of such efforts on Activision Blizzard’s business in the event that the merger is not consummated.

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Tax Treatment.   The fact that the all-cash transaction would be taxable to holders of shares of Activision Blizzard common stock for U.S. federal income tax purposes.

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Regulatory Risks.   The possibility that regulatory agencies may delay, object to or challenge the merger or may impose terms and conditions on their approvals that adversely affect the business or financial results of Activision Blizzard or Microsoft and the fact that Microsoft is not required to agree to remedies that would reasonably be expected to (x) result in a material adverse impact on Activision Blizzard and its subsidiaries, taken as a whole, (y) have a material impact on the benefits expected to be derived from the merger by Microsoft or (z) have more than an immaterial impact on any business or product line of Microsoft.

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Stockholder Approval.   The risk that the holders of shares of Activision Blizzard common stock may not approve the adoption of the merger agreement at the Activision Blizzard special meeting.

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Closing Certainty.   The fact that there can be no assurance that, even if approved by the holders of shares of Activision Blizzard common stock, the merger will be completed on the anticipated timeline or at all.

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Pre-Closing Covenants.   The restrictions on Activision Blizzard’s conduct of business prior to completion of the merger contained in the merger agreement, including that Activision Blizzard is required to conduct its business in the ordinary course of business, subject to specific limitations, which could delay or prevent Activision Blizzard from pursuing certain business opportunities that may arise or taking other actions with respect to its operations during the pendency of the merger without Microsoft’s consent, and the impact of such delay or loss of business opportunities on Activision Blizzard’s business in the event that the merger is not consummated, including on existing business and employee relationships.

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No Solicitation and Termination Fee.   The provisions of the merger agreement that restrict the ability of Activision Blizzard to solicit or negotiate alternative transactions and that such provisions and the potential requirement to pay Microsoft a termination fee of $2,270,100,000 may deter a potential acquirer from proposing an alternative transaction for Activision Blizzard that would provide Activision Blizzard stockholders with greater value than the merger.

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Potential Litigation.   The potential for litigation relating to the merger and the associated costs, burden and inconvenience involved in defending any such proceedings.

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Loss of Key Personnel.   The risk that, despite retention efforts prior to consummation of the merger, Activision Blizzard may lose personnel and the impact of such losses during the period prior to the closing and also in the event that the merger is not consummated.

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Transaction Costs.   The transaction costs and retention costs to be incurred in connection with the merger, regardless of whether the merger is completed.

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Timing of Closing.   The amount of time it could take to complete the merger, including that completion of the merger depends on factors outside of the control of Activision Blizzard or Microsoft, and the risk that the pendency of the merger for an extended period of time following the announcement of the execution of the merger agreement could have an adverse impact on Activision Blizzard, including its customer, supplier and other business relationships and potentially impact the trading price of its common stock, and the fact that an extended period of time may exacerbate the impact of other risks considered by the Activision Blizzard Board of Directors described herein.

The Activision Blizzard Board of Directors considered the factors described above as a whole, including through engaging in discussions with Activision Blizzard’s senior management and legal and financial advisors. Based on this review and consideration, the Activision Blizzard Board of Directors unanimously concluded that these factors, on balance, supported a determination that the terms of the merger agreement and the transactions contemplated thereby were advisable, fair to and in the best interests of Activision Blizzard and its stockholders, and to make its recommendation to Activision Blizzard stockholders that they vote to adopt the merger agreement.
In considering the recommendation of the Activision Blizzard Board of Directors that Activision Blizzard stockholders vote to adopt the merger agreement, Activision Blizzard stockholders should be aware that Activision Blizzard’s directors and executive officers may have certain interests in the merger that are different from, or in addition to, the interests of Activision Blizzard stockholders generally, including the treatment of equity awards held by such directors and executive officers in the merger. For a description of the interests of our directors and executive officers in the merger, see “Proposal 1: Adoption of the Merger Agreement — The Merger — Interests of the Non-Employee Directors and Executive Officers of Activision Blizzard in the Merger” beginning on page 58. The Activision Blizzard Board of Directors was aware of and took these interests into account when approving the merger agreement and determining that the terms of the merger agreement and the transactions contemplated thereby were advisable, fair to and in the best interests of Activision Blizzard and its stockholders.
The foregoing discussion of the information and factors that the Activision Blizzard Board of Directors considered is not, and is not intended to be, exhaustive. The Activision Blizzard Board of Directors collectively reached the conclusion to approve the merger agreement and the consummation of the transactions contemplated thereby, including the merger, in light of the various factors described above and other factors that the Activision Blizzard Board of Directors believed were appropriate. In view of the complexity and wide variety of factors, both positive and negative, that the Activision Blizzard Board of Directors considered in connection with its evaluation of the merger, the Activision Blizzard Board of Directors did not find it useful to, and did not attempt, to quantify, rank or otherwise assign relative or specific weights or values to any of the factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Activision Blizzard Board of Directors. In considering the factors discussed above, individual directors may have given different weights to different factors. It should be noted that this explanation of the reasoning of the Activision Blizzard Board of Directors and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Forward-Looking Statements” beginning on page 23.
Financial Forecasts
Activision Blizzard does not, as a matter of course, normally publicly disclose long-term forecasts or internal projections as to its future performance, revenue, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates, including the difficulty of predicting general economic and market conditions, other than, from time to time, estimated ranges of certain expected financial results and operational metrics for the current year and certain future years in its regular earnings press releases and other investor materials. However, in connection with the proposed merger, Activision Blizzard’s management provided certain unaudited prospective financial information to the Activision Blizzard Board of Directors for purposes of considering and evaluating the merger and the merger agreement and to Activision Blizzard’s financial advisor, Allen & Company. Certain of such prospective financial information also was shared with Microsoft and its financial advisor in connection with Microsoft’s due diligence review and discussions regarding the merger. Set forth below is a summary of the material unaudited prospective financial information provided by the management of Activision Blizzard in connection with the merger. We refer in this proxy statement to such unaudited prospective financial information, collectively, as the “prospective financial information.”
The prospective financial information was not prepared with a view to public disclosure and is included in this proxy statement only because such information was made available as described above. The prospective financial information was not prepared with a view to compliance with generally accepted accounting principles as applied in the United States, which we refer to as GAAP, the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information included in this document has been prepared by, and is the responsibility of, Activision Blizzard’s management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying prospective financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report incorporated by reference in this document relates to Activision Blizzard’s previously issued financial statements. It does not extend to the prospective financial information and should not be read to do so.
Although a summary of the prospective financial information is presented with numerical specificity, the prospective financial information reflects numerous forecasts, variables, assumptions and estimates as to future events made by management of Activision Blizzard, many of which are difficult to predict and subject to significant economic and competitive uncertainties beyond Activision Blizzard’s control, that management of Activision Blizzard believed in good faith were reasonable and supportable at the time the prospective financial information was prepared, taking into account the relevant information available to, and reflecting the best currently available estimates and judgments of, the management of Activision Blizzard at the time. However, this information is not fact and should not be relied upon as necessarily indicative of actual future results nor construed as financial guidance, given the inherent risks and uncertainties associated with such forecasts. The prospective financial information is subjective in many respects and, thus, subject to interpretation. Important factors that may affect actual results and cause the prospective financial information not to be achieved include general economic, regulatory, market, financial, competitive, seasonal, cyclical and other conditions, trends and developments, industry performance, accuracy of certain accounting assumptions, changes in actual or projected cash flows, competitive pressures, the ability to attract and retain highly skilled employees, the ability to execute day-to-day operations and other strategic initiatives and other factors described or referenced under the section entitled “Forward-Looking Statements” beginning on page 23. Because the prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year. In addition, the prospective financial information does not take into account any circumstances or events occurring after the date that it was prepared and does not give effect to the merger. As a result, there can be no assurance that the prospective financial information will or would be realized, and actual results may be materially better or worse than those contained in the prospective financial information.
None of Activision Blizzard or its directors, officers, affiliates, advisors or other representatives makes any representation to readers of this proxy statement, and has not made any such representation to Microsoft, concerning the ultimate performance of Activision Blizzard or the combined company compared to the prospective financial information. The inclusion of the prospective financial information in this proxy statement does not constitute an admission or representation by Activision Blizzard or any of its directors, officers, affiliates, advisors or other representatives that the information is material nor has such information been included to influence your decision on how to vote on any proposal. The prospective financial information should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding Activision Blizzard contained in our public filings with the SEC. Financial measures provided to a board of directors or a financial advisor are excluded from the definition of non-GAAP financial measures and, therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require, among other information, a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not relied upon by the Activision Blizzard Board of Directors or Allen & Company in connection with the merger. Accordingly, a reconciliation of the financial measures included in the financial projections is not provided.
EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE FEDERAL SECURITIES LAWS, ACTIVISION BLIZZARD DOES NOT INTEND, AND EXPRESSLY DISCLAIMS ANY RESPONSIBILITY, TO UPDATE OR OTHERWISE REVISE THE PROSPECTIVE FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH FORECASTS ARE NOT REALIZED AND EVEN IN THE EVENT THAT ANY OF THE ASSUMPTIONS UNDERLYING THE PROSPECTIVE FINANCIAL INFORMATION ARE SHOWN TO BE INAPPROPRIATE.
Long-Range Plan
As part of Activision Blizzard’s ordinary course annual financial planning process, and not in contemplation of the merger, the Long-Range Plan for Activision Blizzard’s fiscal years 2021 through 2024 was presented by Activision Blizzard’s management to the Activision Blizzard Board of Directors on October 28, 2021. The Long-Range Plan was not prepared or extrapolated for Activision Blizzard’s fiscal years 2025 through 2026. In connection with the Long-Range Plan process (and as is typical in Activision Blizzard’s annual financial planning process), the management teams of various Activision Blizzard franchises and business units provided preliminary inputs regarding estimated financial results of such franchises and business units based on the “stretch” goals and objectives of such franchises’ and business units’ management teams which were aggregated by Activision Blizzard’s management into a compilation of “bottom-up” franchise and business unit inputs. Activision Blizzard’s management then applied certain risk assessments and judgments to the franchise and business unit inputs in arriving at the Long-Range Plan. The Long-Range Plan, as risk-adjusted by Activision Blizzard’s management, was approved by the Activision Blizzard Board of Directors on November 2, 2021 as the plan to be used for internal business planning purposes for Activision Blizzard’s performance for the fiscal years 2021 through 2024, as described in the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger —  Background of the Merger” beginning on page 31. The Long-Range Plan, which included as an appendix the pre-risk-adjusted franchise and business unit inputs, was provided to Microsoft on December 6, 2021 and subsequently shared by Microsoft with Goldman Sachs.
The following table reflects selected metrics (in millions) included in the Long-Range Plan as approved by the Activision Blizzard Board of Directors on November 2, 2021:
	Fiscal Year Ending December 31,
Long-Range Plan	2021E	2022E	2023E	2024E
Revenue(1)	$8,856	$9,174	$11,725	$12,405
Operating Income(2)	$3,718	$3,886	$4,849	$5,597

(1)
Revenue excludes the impact of deferrals from Activision Blizzard’s accounting treatment under GAAP on certain of Activision Blizzard’s online-enabled products. Revenue (in millions) from the franchise and business unit inputs before applying Activision Blizzard management’s risk assessments and judgments included as an appendix to the Long-Range Plan was: 2021E: $8,856; 2022E: $9,546; 2023E: $12,654; 2024E: $13,394.

(2)
Operating Income was calculated in a manner consistent with EBIT (Pre-SBC) as described below in the management forecasts. Operating Income (in millions) from the franchise and business unit inputs before applying Activision Blizzard management’s risk assessments and judgments included as an appendix to the Long-Range Plan was: 2021E: $3,718; 2022E: $4,082; 2023E: $5,596; 2024E: $6,391.

Management Forecasts
At meetings of the Activision Blizzard Board of Directors held on December 14, 2021, and December 15, 2021, Activision Blizzard’s senior management presented to the Activision Blizzard Board of Directors updated financial forecasts for Activision Blizzard’s long-term financial performance (which we refer to in this proxy statement as the “December 2021 management forecasts”), which had been extended for fiscal years 2025 and 2026 based on potential Activision Blizzard longer-term initiatives and downwardly adjusted from the Long-Range Plan for fiscal years 2021 through 2024 by Activision Blizzard’s management to account for, among other things, the passage of time since the Long-Range Plan was presented to the Activision Blizzard Board of Directors on October 28, 2021 and approved by Activision Blizzard’s Board of Directors on November 2, 2021, further insight into Activision Blizzard’s performance in the fourth quarter of 2021 — particularly the underperformance of the recently launched version of Call of Duty and the potential effects of that underperformance in 2022, and execution risk in the Long-Range Plan. The updated management forecasts were intended to provide the Activision Blizzard Board of Directors with an updated and risk-adjusted view of Activision Blizzard’s potential prospective financial performance in light of the foregoing as it considered the proposed transaction with Microsoft. The updated management forecasts were not intended to, and do not, constitute a revised Long-Range Plan, and do not reflect any adjustments that Activision Blizzard might make in its strategy in response to Activision Blizzard’s performance in the fourth quarter of 2021. The December 2021 management forecasts were subsequently further updated in mid-January 2022, prior to the approval of the merger agreement by the Activision Blizzard Board of Directors, to reflect forecasted financial results of Activision Blizzard for the fourth quarter of 2021 and other immaterial adjustments (which we refer to in this proxy statement as the “January 2022 forecasts”). On January 14, 2022, the Activision Blizzard Board of Directors directed Allen & Company to use and rely upon the January 2022 forecasts in connection with its opinion and related financial analyses summarized under “Proposal 1: Adoption of the Merger Agreement — The Merger — Opinion of Activision Blizzard’s Financial Advisor” beginning on page 51 (in which such January 2022 forecasts are referenced as the “Activision

Blizzard forecasts”). The updated preliminary financial results for the fourth quarter 2021 and full year 2021 performance were provided to Microsoft and its financial advisor on January 11, 2022. The revenue and EBIT (Pre-SBC) metrics reflected below and included in the January 2022 forecasts for fiscal years 2022 through 2024 were provided to Microsoft on January 14, 2022.
The following table reflects selected metrics (in millions) included in the January 2022 forecasts:
Management Forecasts	Fiscal Year Ending December 31,
	2021E	2022E	2023E	2024E	2025E	2026E
Revenue(1)	$8,354	$8,625	$10,605	$11,125	$12,237	$12,604
EBIT (Pre-SBC)(2)	$3,507	$3,450	$4,300	$4,870	$5,166	$5,446
Adj. EBITDA(3)	$3,615	$3,552	$4,403	$4,973	$5,266	$5,546
(-) SBC	$(554)	$(601)	$(526)	$(560)	$(580)	$(600)
(-) Depreciation & Amortization	$(108)	$(103)	$(103)	$(103)	$(100)	$(100)
Taxable EBIT	$2,954	$2,849	$3,774	$4,311	$4,586	$4,846
(-) Cash Taxes	$(443)	$(528)	$(698)	$(793)	$(826)	$(872)
Net Operating Profit After Taxes	$2,511	$2,321	$3,076	$3,518	$3,761	$3,974
(+) Depreciation & Amortization	$108	$103	$103	$103	$100	$100
(-) Change in Working Capital	—	$(275)	$(50)	$(50)	$(61)	$(63)
(-) Capital Expenditures	$(105)	$(100)	$(100)	$(100)	$(100)	$(100)
(-) Capitalized Software Development	$(426)	$(541)	$(434)	$(439)	$(489)	$(504)
(+) Amortization of Software Development	$215	$286	$818	$389	$587	$504
(-) Restructuring	$(67)	$(25)	$(25)	$(25)	$(25)	$(25)
Unlevered Free Cash Flow(4)	$2,235	$1,768	$3,387	$3,396	$3,773	$3,886

(1)
Revenue excludes the impact of deferrals from Activision Blizzard’s accounting treatment under GAAP on certain of Activision Blizzard’s online-enabled products. December 2021 management forecasts provided for the following approximate estimated revenues (in billions): 2021E: $8.5; 2022E: $8.7; 2023E: $10.6; 2024E: $11.1; 2025E: $12.2; 2026E: $12.6.

(2)
“EBIT (Pre-SBC)” refers to earnings before interest and taxes (but includes depreciation and amortization), and excludes stock-based compensation, restructuring and other costs, net, acquisition-related costs, net and certain other expenses that result from unplanned events outside the ordinary course of continuing operations. EBIT (Pre-SBC) is a non-GAAP measure, and our calculation of EBIT (Pre-SBC) may differ from other companies. December 2021 management forecasts provided for the following approximate estimated EBIT (Pre-SBC) (in billions): 2021E: $3.6; 2022E: $3.6; 2023E: $4.3; 2024E: $4.9; 2025E: $5.2; 2026E: $5.4.

(3)
“Adjusted EBITDA” refers to earnings before interest, taxes, depreciation and amortization, and excludes stock-based compensation, restructuring and other costs, net, acquisition-related costs, net and certain other expenses that result from unplanned events outside the ordinary course of continuing operations. Adjusted EBITDA is a non-GAAP measure, and our calculation of Adjusted EBITDA may differ from other companies. December 2021 management forecasts provided for the following approximate estimated Adjusted EBITDA (in billions): 2021E: $3.7; 2022E: $3.7; 2023E: $4.4; 2024E: $5.0; 2025E: $5.3; 2026E: $5.5.

(4)
“Unlevered Free Cash Flow” was calculated as Adjusted EBITDA less stock-based compensation, depreciation and amortization and cash taxes to derive net operating profit after taxes, which was then adjusted by adding back depreciation and amortization and amortization of software development and deducting changes in working capital, capital expenditures, capitalized software development and restructuring costs. December 2021 management forecasts provided for the following approximate estimated Unlevered Free Cash Flow (in billions): 2021E: $2.5; 2022E: $1.8; 2023E: $3.4; 2024E: $3.4; 2025E: $3.8; 2026E: $3.9.

Opinion of Activision Blizzard’s Financial Advisor
Activision Blizzard has engaged Allen & Company as financial advisor to Activision Blizzard in connection with the merger. In connection with this engagement, Activision Blizzard requested that Allen & Company render an opinion to the Activision Blizzard Board of Directors regarding the fairness, from a financial point of view, of the merger consideration to be received by holders of Activision Blizzard common stock pursuant to the merger agreement. On January 17, 2022, at a meeting of the Activision Blizzard Board of Directors held to evaluate the merger, Allen & Company rendered an oral opinion, which was confirmed by delivery of a written opinion dated January 17, 2022, to the Activision Blizzard Board of Directors to the effect that, as of that date and based on and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken described in its opinion, the merger consideration to be received by holders of Activision Blizzard common stock (other than, to the extent applicable, Microsoft, Sub and their respective affiliates) pursuant to the merger agreement was fair, from a financial point of view, to such holders.
The full text of Allen & Company’s written opinion, dated January 17, 2022, which describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached to this proxy statement as Annex C and is incorporated by reference herein in its entirety. The description of Allen & Company’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Allen & Company’s opinion. Allen & Company’s opinion and advisory services were intended for the benefit and use of the Activision Blizzard Board of Directors (in its capacity as such) in connection with its evaluation of the merger consideration from a financial point of view and did not address any other terms, aspects or implications of the merger. Allen & Company’s opinion did not constitute a recommendation as to the course of action that Activision Blizzard (or the Activision Blizzard Board of Directors or any committee thereof) should pursue in connection with the merger or otherwise address the merits of the underlying decision by Activision Blizzard to engage in the merger, including in comparison to other strategies or transactions that might be available to Activision Blizzard or which Activision Blizzard might engage in or consider. Allen & Company’s opinion does not constitute advice or a recommendation to any securityholder or other person as to how to vote or act on any matter relating to the merger or otherwise.
Allen & Company’s opinion reflected and gave effect to Allen & Company’s general familiarity with Activision Blizzard and the industry in which Activision Blizzard operates as well as information that Allen & Company received during the course of its assignment, including information provided by the management of Activision Blizzard in the course of discussions relating to the merger as more fully described below. In arriving at its opinion, Allen & Company neither conducted a physical inspection of the properties or facilities of Activision Blizzard or any other entity nor made or obtained any evaluations or appraisals of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of Activision Blizzard or any other entity, or conducted any analysis concerning the solvency or fair value of Activision Blizzard or any other entity. Allen & Company did not investigate, and expressed no opinion or view regarding, any actual or potential litigation, proceedings or claims involving or impacting Activision Blizzard or any other entity and Allen & Company assumed, with Activision Blizzard’s consent, that there would be no developments with respect to any such matters that would be meaningful in any respect to its analyses or opinion.
In arriving at its opinion, Allen & Company, among other things:
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reviewed the financial terms of a draft, dated January 17, 2022, of the merger agreement;

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reviewed certain publicly available historical business and financial information relating to Activision Blizzard, including public filings of Activision Blizzard, and historical market prices for Activision Blizzard common stock;

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reviewed certain financial information relating to Activision Blizzard, including certain internal financial forecasts, estimates and other financial and operating data relating to Activision Blizzard, provided to or discussed with Allen & Company by the management of Activision Blizzard;

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held discussions with the management of Activision Blizzard relating to the operations, financial condition and prospects of Activision Blizzard;

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reviewed and analyzed certain publicly available information, including certain stock market data and financial information, relating to selected companies with businesses that Allen & Company deemed generally relevant in evaluating Activision Blizzard;

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reviewed and analyzed certain publicly available financial information relating to selected transactions that Allen & Company deemed generally relevant in evaluating the merger; and

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conducted such other financial analyses and investigations as Allen & Company deemed necessary or appropriate for purposes of its opinion.

In rendering its opinion, Allen & Company relied upon and assumed, with Activision Blizzard’s consent and without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information available to Allen & Company from public sources, provided to or discussed with Allen & Company by the management and other representatives of Activision Blizzard or otherwise reviewed by Allen & Company. With respect to the financial forecasts, estimates and other financial and operating data relating to Activision Blizzard that Allen & Company was directed to utilize for purposes of its analyses and opinion, Allen & Company was advised by the management of Activision Blizzard and Allen & Company assumed, at Activision Blizzard’s direction, that such financial forecasts, estimates and other financial and operating data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to, and were a reasonable basis upon which to evaluate, the future financial and operating performance of Activision Blizzard and the other matters covered thereby. Allen & Company expressed no opinion or view as to any financial forecasts, estimates or other financial or operating data or the assumptions on which they were based.
Allen & Company relied, at Activision Blizzard’s direction, upon the assessments of the management of Activision Blizzard as to, among other things, (i) the potential impact on Activision Blizzard of certain market, competitive, macroeconomic, seasonal, cyclical and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative policies and matters relating to or otherwise affecting, the interactive entertainment industry, (ii) existing and new products, franchises and related intellectual property and other technology of Activision Blizzard (including associated risks), (iii) workforce matters and related litigation, investigations, consent decrees and other proceedings, including the potential impact thereof on Activision Blizzard, (iv) implications for Activision Blizzard and its operations of the global COVID-19 pandemic, and (v) existing and future agreements and arrangements involving, and the ability to attract, retain and/or replace, key employees and contractors, customers, third-party developers, manufacturers, distributors and other commercial relationships of Activision Blizzard. With Activision Blizzard’s consent, Allen & Company assumed that there would be no developments with respect to any such matters that would have an adverse effect on Activision Blizzard or the merger or that otherwise would be meaningful in any respect to its analyses or opinion.
Further, Allen & Company’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Allen & Company as of, the date of its opinion. It should be understood that subsequent developments may affect the conclusion expressed in Allen & Company’s opinion and that Allen & Company assumed no responsibility for advising any person of any change in any matter affecting Allen & Company’s opinion or for updating or revising its opinion based on circumstances or events occurring after the date of such opinion. As the Activision Blizzard Board of Directors was aware, the credit, financial and stock markets, the industry in which Activision Blizzard operates and the securities of Activision Blizzard have experienced and may continue to experience volatility and Allen & Company expressed no opinion or view as to any potential effects of such volatility on Activision Blizzard or the merger.
Allen & Company assumed, with Activision Blizzard’s consent, that the merger would be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers, decrees and agreements for the merger, no delay, limitation, restriction or condition, including any divestiture or other requirements or remedies, amendments or modifications, would be imposed or occur that would have an adverse effect on Activision Blizzard or the merger or that otherwise would be meaningful in any respect to Allen & Company’s analyses or opinion. In addition, Allen & Company assumed, with

Activision Blizzard’s consent, that the final executed merger agreement would not differ from the draft reviewed by Allen & Company in any respect meaningful to its analyses or opinion.
Allen & Company’s opinion was limited to the fairness, from a financial point of view and as of the date of such opinion, of the merger consideration (to the extent expressly specified in such opinion), without regard to individual circumstances of specific holders of Activision Blizzard common stock (whether by virtue of control, voting, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of Activision Blizzard held by such holders, and Allen & Company’s opinion did not in any way address proportionate allocation or relative fairness. Allen & Company’s opinion also did not address any other terms, aspects or implications of the merger, including, without limitation, the form or structure of the merger, any repurchase, payoff or similar transaction, cloud-related agreements or arrangements or any other agreements, arrangements or understandings entered into in connection with, related to or contemplated by the merger or otherwise. Allen & Company expressed no opinion or view as to the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or other consideration payable to any officers, directors or employees of any party to the merger or any related entities, or any class of such persons or any other party, relative to the merger consideration or otherwise. Allen & Company did not express any opinion or view as to the prices at which Activision Blizzard common stock or any other securities of Activision Blizzard may trade or otherwise be transferable at any time, including following announcement or consummation of the merger. In addition, Allen & Company expressed no opinion or view with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to tax or other consequences of the merger or otherwise or changes in, or the impact of, accounting standards, tax and other laws, regulations and governmental and legislative policies affecting Activision Blizzard or the merger, and Allen & Company relied, at Activision Blizzard’s direction, upon the assessments of representatives of Activision Blizzard as to such matters. Allen & Company’s opinion did not constitute a recommendation as to the course of action that Activision Blizzard (or the Activision Blizzard Board of Directors or any committee thereof) should pursue in connection with the merger or otherwise address the merits of the underlying decision by Activision Blizzard to engage in the merger, including in comparison to other strategies or transactions that might be available to Activision Blizzard or which Activision Blizzard might engage in or consider.
In connection with its opinion, Allen & Company performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below and certain factors considered is not a comprehensive description of all analyses undertaken or factors considered by Allen & Company. The preparation of a financial opinion or analysis is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion and analyses are not readily susceptible to summary description. Allen & Company arrived at its opinion based on the results of all analyses undertaken and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Allen & Company believes that the analyses and factors summarized below must be considered as a whole and in context. Allen & Company further believes that selecting portions of the analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses and factors, could create a misleading or incomplete view of the processes underlying Allen & Company’s analyses and opinion.
In performing its financial analyses, Allen & Company considered industry performance, general business and economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of Activision Blizzard. No company, business or transaction reviewed is identical or directly comparable to Activision Blizzard, its businesses or the merger and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed. The assumptions and estimates of the future performance of Activision Blizzard in or underlying Allen & Company’s analyses and the implied reference ranges derived from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by such analyses. These analyses were prepared solely as part of Allen & Company’s analysis of the fairness, from a financial point of view, of the merger consideration and were provided to the Activision Blizzard Board of Directors in connection with the delivery of Allen &

Company’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the assumptions and estimates used in, and the reference ranges resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as the views of Allen & Company regarding the actual value of Activision Blizzard.
Allen & Company did not recommend that any specific consideration constituted the only appropriate consideration in the merger. The type and amount of consideration payable in the merger was determined through negotiations between Activision Blizzard and Microsoft, rather than by any financial advisor, and was approved by the Activision Blizzard Board of Directors. The decision to enter into the merger agreement was solely that of the Activision Blizzard Board of Directors. Allen & Company’s opinion and analyses were only one of many factors considered by the Activision Blizzard Board of Directors in its evaluation of the merger and the merger consideration and should not be viewed as determinative of the views of the Activision Blizzard Board of Directors or management with respect to the merger or the consideration payable in the merger.
Financial Analyses
The summary of the financial analyses described in this section entitled “— Financial Analyses” is a summary of the material financial analyses provided by Allen & Company in connection with its opinion, dated January 17, 2022, to the Activision Blizzard Board of Directors. The summary set forth below is not a comprehensive description of all analyses undertaken by Allen & Company in connection with its opinion, nor does the order of the analyses in the summary below indicate that any analysis was given greater weight than any other analysis. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Allen & Company, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Allen & Company. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Allen & Company. Future results may differ from those described and such differences may be material. For purposes of the financial analyses described below, (i) the term “Activision Blizzard forecasts” refers in this section to the internal financial forecasts, estimates and other financial and operating data relating to Activision Blizzard prepared by the management of Activision Blizzard as reflected in the January 2022 forecasts, and (ii) the term “EBITDA” means earnings before interest, taxes, depreciation and amortization, stock-based compensation expense and certain one-time non-recurring items, as applicable (referenced in the January 2022 forecasts as “Adjusted EBITDA”).
Selected Public Companies Analysis.   Allen & Company reviewed certain publicly available financial and stock market information relating to Activision Blizzard and the following three selected publicly traded companies with operations in the interactive entertainment industry that Allen & Company considered generally relevant for purposes of analysis, collectively referred to as the “selected companies:”
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Take-Two Interactive Software, Inc.

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Electronic Arts Inc.

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Ubisoft Entertainment SA

Allen & Company reviewed, among other information, enterprise values, calculated as implied equity values based on closing stock prices on January 14, 2022, which is the last unaffected trading day prior to public announcement of the merger (except in the case of Take-Two Interactive Software, Inc., which was based on its unaffected closing stock price on January 7, 2022, prior to the announcement of its pending acquisition of Zynga Inc.) plus total debt and non-controlling interests (as applicable) and less cash and cash equivalents and unconsolidated assets, as applicable, as a multiple of calendar years 2022 and 2023 estimated EBITDA. Financial data of the selected companies were based on publicly available Wall Street research analysts’ estimates, public filings and other publicly available information. Financial data of Activision Blizzard was based on the Activision Blizzard forecasts and other information provided by the management of Activision Blizzard.

The overall low to high calendar year 2022 and calendar year 2023 estimated EBITDA multiples observed for the selected companies were 8.4x to 19.1x and 7.3x to 15.6x, respectively. Allen & Company then applied selected ranges of calendar year 2022 and calendar year 2023 estimated EBITDA multiples derived from the selected companies of 13.5x to 18.0x and 12.5x to 15.0x, respectively, to corresponding data of Activision Blizzard based on the Activision Blizzard forecasts. This analysis indicated the following approximate implied equity value per share reference range for Activision Blizzard, as compared to the merger consideration:
Implied Equity Value Per Share Reference Range Based On:		Merger Consideration
CY2022E EBITDA	CY2023E EBITDA
$69.08 – $89.05	$77.93 – $91.67	$95.00
Selected Precedent Transactions Analysis.   Using publicly available information, Allen & Company reviewed financial data relating to the following 11 selected transactions involving target companies with operations in the interactive entertainment industry that Allen & Company considered generally relevant for purposes of analysis, collectively referred to as the “selected transactions:”
Announcement Date	Acquiror	Target
January 2022	Take-Two Interactive Software, Inc.	Zynga Inc.
February 2021	Electronic Arts Inc.	Glu Mobile, Inc.
December 2020	Electronic Arts Inc.	Codemasters Group Holdings plc
September 2020	Microsoft Corporation	ZeniMax Media, Inc.
August 2020	Tencent Music Entertainment Group	Leyou Technologies Holdings Ltd.
November 2017	Aristocrat Leisure Limited	Big Fish Games, Inc.
April 2017	DoubleU Games Co., Ltd.	DoubleDown Interactive Co., Inc.
July 2016	Shanghai Giant Network Technology Co., Ltd.	Playtika Holdings, LLC
June 2016	Tencent Holdings Ltd.	Supercell Oy
November 2015	Activision Blizzard Inc.	King Digital Entertainment Public Limited Company
October 2013	SoftBank Group Corp.	Supercell Oy
Allen & Company reviewed, among other information and to the extent publicly available, transaction values of the selected transactions, calculated as the enterprise values implied for the target companies involved in the selected transactions based on the consideration paid or payable in the selected transactions, as a multiple of the latest 12 months EBITDA of the target company as of the applicable announcement date of such transaction. Financial data for the selected transactions were based on publicly available Wall Street research analysts’ estimates, public filings and other publicly available information. Financial data of Activision Blizzard was based on the Activision Blizzard forecasts, public filings and other publicly available information.
The overall low to high latest 12 months EBITDA multiples observed for the selected transactions were 5.6x to 29.9x. Allen & Company then applied a selected range of latest 12 months EBITDA multiples derived from the selected transactions of 14.0x to 20.0x to the latest 12 months (as of December 31, 2021) EBITDA of Activision Blizzard based on the Activision Blizzard forecasts. This analysis indicated the following approximate implied equity value per share reference range for Activision Blizzard, as compared to the merger consideration:
Implied Equity Value Per Share Reference Range Based On:	Merger Consideration
LTM EBITDA
$72.40 – $99.49	$95.00
Discounted Cash Flow Analysis.   Allen & Company performed a discounted cash flow analysis of Activision Blizzard by calculating, based on the Activision Blizzard forecasts, the estimated present value (as of December 31, 2021) of the standalone unlevered, after-tax free cash flows that Activision Blizzard was forecasted to generate during the fiscal years ending December 31, 2021 through December 31, 2026. For purposes of this analysis, stock-based compensation was treated as a cash expense. Allen & Company calculated implied terminal values for Activision Blizzard by applying to Activision Blizzard’s unlevered, after-tax free cash flows for the fiscal year ending December 31, 2026 a selected range of perpetuity growth rates of 2.25% to 2.75% and a selected range of discount rates of 6.50% to 8.00%. This analysis indicated the following approximate implied equity value per share reference range for Activision Blizzard, as compared to the merger consideration:
Implied Equity Value Per Share Reference Range:	Merger Consideration
$84.73 – $123.87	$95.00
Certain Additional Information.   Allen & Company observed certain additional information that was not considered as part of its financial analyses for its opinion but was noted for informational reference only, including the following:
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historical trading prices of Activision Blizzard common stock during the 52-week period ended January 14, 2022, which indicated low to high intraday prices for Activision Blizzard common stock during such period of approximately $56.40 to $104.53 per share; and

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publicly available Wall Street research analysts’ forward stock price targets for Activision Blizzard common stock, which indicated an overall low to high target price range for Activision Blizzard common stock of $54.00 to $125.00 per share (with a mean of $90.52 per share and a median of $90.00 per share).

Miscellaneous
Activision Blizzard selected Allen & Company as its financial advisor in connection with the merger based on, among other things, Allen & Company’s reputation, experience and familiarity with Activision Blizzard and the industry in which Activision Blizzard operates. Allen & Company, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and related financings, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes. As the Activision Blizzard Board of Directors was aware, although during the two-year period prior to the date of its opinion Allen & Company did not provide investment banking services to Activision Blizzard unrelated to the merger or to Microsoft for which Allen & Company received compensation, Allen & Company in the future may provide such services to Activision Blizzard, Microsoft and/or their respective affiliates, for which Allen & Company would expect to receive compensation. In the ordinary course, Allen & Company as a broker-dealer and certain of its affiliates, directors and officers have invested or may invest, hold long or short positions and may trade, either on a discretionary or non-discretionary basis, for their own or beneficiaries’ accounts or for those of Allen & Company’s clients, in the debt and equity securities (or related derivative securities) of Activision Blizzard, Microsoft and/or their respective affiliates. The issuance of Allen & Company’s opinion was approved by Allen & Company’s opinion committee.
For Allen & Company’s financial advisory services, Activision Blizzard has agreed to pay Allen & Company an aggregate cash fee of $65 million, of which $10 million was payable upon delivery of Allen & Company’s opinion and $55 million is payable contingent upon consummation of the merger. Activision Blizzard also has agreed to reimburse Allen & Company’s reasonable expenses and to indemnify Allen & Company and related parties against certain liabilities, including liabilities under the federal securities laws, arising out of its engagement.
Treatment of Equity Compensation
Pursuant to our equity incentive plans, we have granted equity awards with respect to Activision Blizzard common stock in the form of stock options and stock units (i.e., RSUs and PSUs). Our executive officers hold options, RSUs, which represent a right to receive shares of Activision Blizzard common stock based on service over a time-based vesting schedule, and PSUs, which represent a right to receive shares of Activision Blizzard common stock ranging from 0 to 125% (and, in some cases, up to 250%) of the target number of shares based on both service over a time-based vesting schedule and achievement of specified performance goals over a specified performance period. Our non-employee directors hold options and RSUs, which represent a right to receive shares of Activision Blizzard common stock, subject to vesting requirements of the underlying equity award, on a specified future date or event, such as a separation from service. The merger agreement provides for the treatment set forth below with respect to outstanding equity awards:
Stock Options
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Each outstanding option to purchase Activision Blizzard common stock granted pursuant to our equity incentive plans that (i) is vested as of immediately prior to the effective time, or (ii) will become vested by its terms at the effective time will be cancelled and converted into the right to receive the merger consideration for each share of Activision Blizzard common stock that would have been issuable upon exercise of such option immediately prior to the effective time, less the applicable option exercise price for each such share of Activision Blizzard common stock underlying such option and any applicable withholding taxes.

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Each option that is outstanding as of immediately prior to the effective time, and is not cancelled and converted as described above, and has an exercise price per share of Activision Blizzard common stock that is less than the merger consideration, will be, as of the effective time and as determined by Microsoft, (x) assumed by Microsoft and converted into a nonqualified stock option or (y) converted into a nonqualified stock option granted pursuant to Microsoft’s equity incentive plans, in either case, in respect of a number of shares of common stock of Microsoft equal to the product (rounded down to the nearest whole share) of (i) the number of shares of Activision Blizzard common stock subject to such assumed option as of immediately prior to the effective time (determined based on target performance levels, as applicable) multiplied by (ii) a fraction (A) the numerator of which is the merger consideration and (B) the denominator of which is Microsoft’s stock price (i.e., the volume weighted average price per share rounded to four decimal places (with amounts of 0.00005 and above rounded up) of common stock of Microsoft on Nasdaq for the five consecutive trading days ending with the last trading day ending immediately prior to the closing date) (which we refer to as the “exchange ratio”), at an exercise price per share of common stock of Microsoft equal to (i) the exercise price of such option divided by (ii) the exchange ratio (rounded up to the nearest whole cent) rounded down to the nearest whole number of shares. In each case of clauses (x) and (y) of this paragraph, the terms and conditions relating to vesting and exercisability will remain the same with respect to Activision Blizzard options subject to time-based vesting, and with respect to Activision Blizzard options subject to performance-based vesting will be converted into time-based vesting options (determined based on target performance levels) that will vest at the conclusion of the original performance period.

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In the event that the exercise price per share under any option is equal to or greater than the merger consideration, such option will be cancelled as of the effective time without payment therefor and will have no further force or effect.

Stock Units
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Each outstanding award of RSUs or PSUs granted pursuant to Activision Blizzard’s equity incentive plans that (i) is vested as of immediately prior to the effective time, (ii) will become vested by its terms at the effective time or (iii) is granted to a non-employee member of the Activision Blizzard Board of Directors, will, as of the effective time, be cancelled and converted into the right to receive the merger consideration with respect to each share of Activision Blizzard common stock subject to such award, less any applicable withholding taxes.

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Each outstanding award of RSUs or PSUs that is outstanding as of immediately prior to the effective time and is not cancelled and converted as described above, will, as of the effective time, be, as determined by Microsoft (x) assumed by Microsoft and converted into a stock-based award or (y) converted into a stock-based award pursuant to Microsoft’s equity incentive plans, in either case, in respect of a number of shares of common stock of Microsoft equal to the product (rounded down to the nearest whole share) of (i) the number of shares of Activision Blizzard common stock subject to such award as of immediately prior to the effective time (determined based on target performance levels, as applicable) multiplied by the exchange ratio. In each case of clauses (x) and (y) of this paragraph, the terms and conditions relating to vesting will remain the same with respect to equity awards subject to time-based vesting, and with respect to equity awards subject to performance-based vesting will be converted into time-based vesting equity awards (determined based on target performance levels) that will vest at the conclusion of the original performance period.
Notwithstanding the treatment of outstanding unvested options, RSUs and PSUs described above, prior to the closing date, Microsoft may elect to treat some or all of the awards that would otherwise be converted as set forth herein as if they were vested (i.e., by cancelling and converting an award into the right to receive the merger consideration with respect to each share of Activision Blizzard common stock subject to the award (less the applicable exercise price, in the case of options), less any applicable withholding taxes; provided that for options, such election may apply only to those options that are otherwise scheduled to vest within 120 days following the closing date).
If the treatment described above of an award of stock units or options held by a non-U.S. employee would be prohibited or subject to onerous regulatory requirements or adverse tax treatment under the laws of the applicable jurisdiction (in each case, as reasonably determined by Microsoft), Microsoft will provide compensation to the employee that is equivalent in value to the value that otherwise would have been provided to the employee under the treatment described above, to the extent practicable and as would not result in the imposition of additional taxes under Section 409A of the Code. This compensation will be provided in the form of a cash payment (less applicable taxes) or a new equity award, as reasonably determined by Microsoft.
Interests of the Non-Employee Directors and Executive Officers of Activision Blizzard in the Merger
When considering the recommendation of the Activision Blizzard Board of Directors that you vote to approve the proposal to adopt the merger agreement, you should be aware that our non-employee directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder. The Activision Blizzard Board of Directors was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and overseeing the negotiation of the merger agreement, in approving the merger agreement and the merger and in recommending that the merger agreement be adopted by the stockholders of Activision Blizzard.
Accelerated Vesting of Equity Compensation Upon Certain Terminations
None of the Activision Blizzard outstanding equity awards provide for “single trigger” vesting immediately at the effective time (i.e., as a result of the merger without a termination of employment). However, under the terms of the merger agreement, outstanding RSUs held by non-employee directors at the time of the closing of the merger will vest in full and the holder will receive the consideration described above under the section entitled “Proposal 1: Adoption of the Merger Agreement  —  The Merger —  Treatment of Equity Compensation” beginning on page 56.
Microsoft has agreed that Activision Blizzard may approve, and the Compensation Committee of the Activision Blizzard Board of Directors (which we refer to as the “Compensation Committee”) has approved, that options, RSUs and PSUs that were granted prior to the date of the merger agreement and certain awards granted after the date of the merger agreement that will be outstanding as of closing, as further detailed below, that are converted at the effective time of the merger to Microsoft unvested options and unvested RSUs pursuant to the terms of the merger agreement (such conversion is described above under “Treatment of Equity Compensation”), will vest in full on a “double trigger” basis (i.e., upon a qualifying termination of employment after a specified period following the effective time of the merger), as follows:
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Any such award that was granted prior to the date of the merger agreement, including to our executive officers, and certain awards granted after the date of the merger agreement that will be outstanding as of closing, will vest in full if, during the 18-month period immediately following the effective time, the employee’s employment is terminated by Microsoft, Activision Blizzard or their respective subsidiaries without “cause” or by the employee for “good reason” (where “cause” is defined in the confidential disclosure letter to the merger agreement and “good reason” is defined below) and provided that such acceleration will not modify any more favorable acceleration terms in an arrangement already entered into with such employee.
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Additionally, pursuant to the merger agreement (as modified by the confidential disclosure letter to the merger agreement), Activision Blizzard and Microsoft agreed that certain of our employees, including executive officers Grant Dixton, Brian Bulatao and Armin Zerza, will be entitled to terminate their employment within 60 days following the six-month anniversary of the effective time, which will be deemed a termination by the executive for “good reason,” entitling the executive officer to the equity acceleration benefits described directly above and the severance benefits under their individual arrangements or, if greater, the executive severance plan, each as described below.

Management RSUs
Microsoft has agreed that Activision Blizzard may grant, and the Compensation Committee has approved the grant of up to $50 million in the aggregate of, RSUs to certain members of senior management, including our executive officers (but excluding the Chief Executive Officer), which we refer to as “management RSUs.” No management RSUs have yet been granted as of the date of this proxy statement. To the extent granted, management RSUs would vest in full if, during the 18-month period immediately following the effective time, the employee’s employment is terminated by Microsoft, Activision Blizzard or their respective subsidiaries without “cause” or by the employee for “good reason” (where “cause” is defined in the confidential disclosure letter to the merger agreement and “good reason” is defined below) and provided that such acceleration would not modify any more favorable acceleration terms in an arrangement already entered into with such employee.
Retention RSUs
Microsoft has agreed that Activision Blizzard may grant RSUs up to a certain aggregate grant date value, and the Compensation Committee has approved that grants of RSUs may be made, to certain employees (but excluding any individual who receives a grant of management RSUs) for retention purposes and to incentivize employees to consummate the transactions contemplated by the merger agreement (which we refer to as “retention RSUs”). No retention RSUs have yet been granted as of the date of this proxy statement. To the extent granted, retention RSUs would vest in full if, during the 18-month period immediately following the effective time, the employee’s employment is terminated by Microsoft, Activision Blizzard or their respective subsidiaries without “cause” or by the employee for “good reason” (where “cause” is defined in the confidential disclosure letter to the merger agreement and “good reason” is defined below) and provided that such acceleration would not modify any more favorable acceleration terms in an arrangement already entered into with such employee.
Employee RSUs
Prior to the effective time, Activision Blizzard may grant RSUs, up to a certain aggregate grant date value, to employees other than the Chief Executive Officer in the ordinary course of business consistent with past practice of the applicable business unit or functional business unit (which we refer to as “employee RSUs”). No employee RSUs have yet been granted as of the date of this proxy statement. To the extent employee RSUs are granted, certain of the employee RSUs that are granted to certain new employees hired before September 1, 2022, would vest in full if, during the 18-month period immediately following the effective time, the employee’s employment is terminated by Microsoft, Activision Blizzard or their respective subsidiaries without “cause” or by the employee for “good reason” (where “cause” is defined in the confidential disclosure letter to the merger agreement and “good reason” is defined below) and provided that such acceleration would not modify any more favorable acceleration terms in an arrangement already entered into with such employee.
“Good Reason” means, subject to certain notice and cure periods, in each case without the prior written consent of the holder: (A) solely for those holders who are eligible for the executive severance plan, a material diminution in authorities, duties and responsibilities, as measured in the aggregate, as compared to those prior to the effective time (provided, that the following will not constitute “good reason”: (1) the holder’s continued employment with substantially the same responsibility with respect to Activision Blizzard’s business and operations (e.g., the holder’s title is revised to reflect the holder’s placement within the overall corporate hierarchy or the holder provides services to a subsidiary, business unit or otherwise) or (2) changes resulting solely from Activision Blizzard ceasing to be a stand-alone public corporation); (B) a material diminution in base salary as in effect immediately prior to the effective time; or (C) a relocation of primary office location by more than 50 miles (provided, that requiring the holder to return to work in the holder’s primary office location after working remotely during the COVID-19 pandemic or continuing to work remotely rather than a primary office location shall not constitute a relocation).
Arrangements with Mr. Kotick
Activision Blizzard previously announced on October 28, 2021 Mr. Kotick’s intent that his base salary would be reduced to California’s minimum annual salary (approximately $62,500 for 2021) and that he would waive any bonuses and equity grants until the Workplace Responsibility Committee of the Activision Blizzard Board of Directors has determined that Activision Blizzard has made appropriate progress toward achievement of the transformational gender-related goals and other commitments described in such announcement.
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In connection with the merger, Activision Blizzard and Microsoft agreed that if the Workplace Responsibility Committee of the Activision Blizzard Board of Directors concludes and reports publicly that Activision Blizzard has made appropriate progress toward the achievement of the transformational gender-related goals and other commitments described in Activision Blizzard’s press release on October 28, 2021 (e.g., launching new zero-tolerance harassment policy, increasing the percentage of women and non-binary people in Activision Blizzard’s workforce by 50%, investing $250,000,000 to accelerate opportunities for diverse talent, waiving arbitration of individual sexual harassment claims and increasing visibility on pay equity), then the Activision Blizzard Board of Directors may, no earlier than six months after the date of the merger agreement, in its discretion:

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grant an annual equity award to Mr. Kotick as set forth in his employment agreement (as may be extended); provided, that any such award may be granted solely in the form of time-based restricted stock units and will have a grant value on the date of grant equal to no greater than the lesser of (x) the 50th percentile of Activision Blizzard’s then applicable group of peer companies’ chief executive officer long-term incentive grants and (y) $22,000,000; and/or

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provide cash compensation to Mr. Kotick under the existing terms of his employment agreement (as may be extended) and without regard to any waiver of compensation by Mr. Kotick; provided, that (x) his annualized base salary will not exceed $875,000 and (y) his target annual cash bonus would not exceed 200% of his base salary (pro-rated). Any salary increase would be prospective following the Workplace Responsibility Committee’s conclusion and will not be retroactively applied and any bonus in respect of the calendar year in which the compensation is reinstated will be based on 200% of such increased base salary and prorated in respect of the period following the Workplace Responsibility Committee’s conclusion.

Value of Shares and Equity Awards Held by Directors and Executive Officers
The estimated aggregate amount of the merger consideration payable with respect to shares of Activision Blizzard common stock, including vested stock options, held by our non-employee directors and executive officers, as a group (inclusive of such persons who have served at any time since the beginning of 2021), assuming the merger closed on February 4, 2022, is approximately $709 million.
The estimated aggregate value of unvested equity awards held by our non-employee directors and executive officers, including our named executive officers and including such persons who have served at any time since the beginning of 2021, that would accelerate in connection with the merger, assuming the merger closed on February 4, 2022, and, immediately thereafter, the executive officer’s employment was terminated by Microsoft, Activision Blizzard or their respective subsidiaries without “cause” or by the executive officer for “good reason” (where “cause” is defined in the confidential disclosure letter to the merger agreement and “good reason” is defined above) is approximately $1 million for our non-employee directors, and approximately $66 million for our executive officers. These values do not include any new Activision Blizzard equity awards that may be granted after the date of this proxy statement. These values are calculated by multiplying the number of shares underlying awards by the per share merger consideration (assuming target performance for PSUs and performance options), less the exercise price for options. For estimates of the value of such unvested equity awards for each of our named executive officers individually, see the section below entitled “Proposal 1: Adoption of the Merger Agreement  —  The Merger — Interests of the Non-Employee Directors and Executive Officers of Activision Blizzard in the Merger — “Golden Parachute Compensation” beginning on page 64. Certain individuals who were executive officers at any time since the beginning of 2021 — Chris Walther, Dennis Durkin and Claudine Naughton — are no longer employed by Activision Blizzard and, other than Ms. Naughton, who continues to hold PSUs, as further described below, these executive officers no longer hold any Activision Blizzard equity awards, whether options, RSUs or PSUs.
Potential Contractual Payments to Executive Officers upon Termination of Employment, Including in Connection with the Merger
We have entered into agreements with our executive officers, including our named executive officers, which would entitle the executives to severance payments and benefits in the event of certain qualifying terminations of employment. In the case of each of our executive officers other than Mr. Kotick, the severance benefits under the executive severance plan described below will be greater than the benefits that they would receive under their respective employment agreements.
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Mr. Kotick’s executive employment agreement provides that if his employment is terminated by Activision Blizzard without “cause” or if he resigns for “good reason” (as each such terms are defined in his agreement), in either case within 12 months after a change of control (which will occur at the effective time), he will be entitled to receive:

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an amount equal to three times the sum of his annual base salary as in effect immediately prior to the date of the termination of his employment and the target value of his 2016 annual bonus, payable in equal installments over 12 months following the date of the termination of his employment;

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any earned but unpaid bonuses for prior years;

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a pro-rated payment of his annual bonus for the year of termination based on the percentage of the fiscal year completed as of the date of the termination of his employment and the attainment of the applicable performance metrics at the end of the performance period;

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full vesting of his stock options and continued vesting of any unvested stock units based on the actual attainment of underlying performance goals, as if his employment had not been terminated, as applicable (noting that Mr. Kotick does not now hold, and will not be granted prior to the closing of the merger, any performance-based awards); and

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continued Activision Blizzard-paid health insurance coverage for two years for him and his eligible dependents and reimbursement by Activision Blizzard of the annual premiums for supplemental life insurance benefits, with an annual cap of $80,000 through October 2026.

In connection with the merger agreement, Activision Blizzard and Microsoft agreed that, on or after July 18, 2022 (the date six months following the execution of the merger agreement), the Activision Blizzard Board of Directors may extend Mr. Kotick’s employment agreement by 12 months.
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Mr. Zerza’s executive employment agreement provides that if his employment is terminated by Activision Blizzard without “cause” (as defined in his agreement) or if he resigns following the relocation of his principal place of business by more than 50 miles in a manner that materially and adversely affects his commute, he will be entitled to receive:

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continued payment of base salary through the end of the term of his agreement;

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any earned but unpaid bonuses for prior years;

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a pro-rated payment of his annual bonus for the year of termination based on the percentage of the year completed as of the date of the termination of his employment and the attainment of the applicable performance metrics at the end of the performance period;

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if such termination occurs (i) after December 31, 2021 but before March 31, 2022, (ii) after December 31, 2022 but before March 31, 2023 or (iii) after December 31, 2023 but before March 31, 2024, and Activision Blizzard’s operating income for the year that ended immediately prior to such termination (i.e., 2021, 2022, or 2023) is 90% or more of the applicable operating income objective for such year, as determined by the Compensation Committee, Mr. Zerza would receive a lump sum payment of $950,000; and

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to the extent termination occurs following the completion of an applicable performance period of the PSU award granted to him on May 6, 2021 that relates to operating income performance, but before the end of the time-vesting period of such PSU award, and provided that the performance objective(s) relating to such PSU award were met, a lump sum cash amount equal to the product of (x) the number of shares he would have received upon vesting of that tranche of the award had it not been canceled upon his termination and (y) the closing price per share of Activision Blizzard common stock on May 6, 2021 (i.e., $93.03), in consideration of the termination of the PSU award prior to its vesting.

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Mr. Alegre’s executive employment agreement provides that if his employment is terminated by Activision Blizzard without “cause” (as defined in his agreement) or if he resigns following the relocation of his principal place of business by more than 50 miles in a manner that materially and adversely affects his commute, he will be entitled to receive:

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continued payment of base salary through the end of the term of his agreement;

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any earned but unpaid bonuses for prior years;

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a pro-rated payment of his annual bonus for the year of termination based on the percentage of the year completed as of the date of the termination of his employment and the attainment of the applicable performance metrics at the end of the performance period;

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if such termination of employment occurs (i) after December 31, 2020 but before March 30, 2022, (ii) after December 31, 2021 but before March 30, 2022, and (iii) after December 31, 2022 but before March 30, 2023, and Activision Blizzard’s operating income for the applicable year (i.e., 2020, 2021 or 2022) is 90% or more of the operating income objective for such year, as determined by the Compensation Committee, in each case, a lump sums payment of $1,666,667 (which amounts are cumulative to the extent underlying conditions are met); and

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to the extent termination occurs following the completion of an applicable performance period of the PSU award granted to him on May 7, 2020, that relates to operating income performance, but before the end of the time-vesting period, and provided that the performance objective(s) relating to such PSU award were met, a lump sum cash amount, equal to the product of (x) the number of shares he would have received upon vesting of that tranche of the PSU award had it not been canceled upon his termination and (y) the closing price per share of Activision Blizzard common stock on May 7, 2020 (i.e., $73.10), in consideration of the termination of the PSU award prior to its vesting.

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Mr. Dixton’s employment agreement provides that if his employment is terminated by Activision Blizzard without “cause” (as defined in his agreement) or if he resigns following the relocation of his principal place of business by more than 50 miles in a manner that materially and adversely affects his commute, he will be entitled to receive:

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continued payment of base salary through the end of the term of his agreement;

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any earned but unpaid bonuses for prior years;

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a pro-rated payment of his annual bonus for the year of termination based on the percentage of the year completed as of the date of the termination of his employment and the attainment of the applicable performance metrics at the end of the performance period;

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if such termination occurs (i) after December 31, 2021 but before June 29, 2022 or (ii) after December 31, 2022 but before June 29, 2023, and Activision Blizzard’s operating income for the year that ended immediately prior to such termination (i.e., 2021 or 2022) is 90% or more of the operating income objective for such year, as determined by the Compensation Committee, a lump sum payment equal to $750,000; and

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to the extent termination occurs following the completion of an applicable performance period of the PSU award granted to him on August 5, 2021 that relates to operating income performance, but before the end of the time-vesting period, and provided that the performance objective(s) relating to such PSU award were met, a lump sum cash amount equal to the product of (x) the number of shares he would have received upon vesting of that tranche of the award had it not been canceled upon his termination and (y) the closing price per share of Activision Blizzard common stock on August 5, 2021 (i.e., $80.32), in consideration of the termination of the PSU award prior to its vesting.

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Mr. Bulatao’s employment agreement provides that if his employment is terminated by Activision Blizzard without “cause” (as defined in his agreement) or if he resigns following the relocation of his principal place of business by more than 50 miles in a manner that materially and adversely affects his commute, he will be entitled to receive:

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continued payment of base salary through the end of the term of his agreement;

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any earned but unpaid bonuses for prior years;

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a pro-rated payment of his annual bonus for the year of termination based on the percentage of the year completed as of the date of the termination of his employment and the attainment of the applicable performance metrics at the end of the performance period;

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if termination occurs (i) after December 31, 2021 but before March 31, 2022, (ii) after December 31, 2022 but before March 30, 2023, or (iii) after December 31, 2023 but before March 30, 2024, and Activision Blizzard’s operating income for the year that ended immediately prior to such termination (i.e., 2021, 2022 or 2023) is 90% or more of the operating income objective for such year, as determined by the Compensation Committee, a lump sum payment equal to $950,000; and

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to the extent termination occurs following the completion of an applicable performance period of the PSU award granted to him on March 9, 2021 that relates to operating income performance, but before the end of the time-vesting period, and provided that the performance objective(s) relating to such PSU award were met, a lump sum cash amount equal to the product of (x) the number of shares he would have received upon vesting of that tranche of the award had it not been canceled upon his termination and (y) the closing price per share of Activision Blizzard common stock on March 9, 2021 (i.e., $92.50), in consideration of the termination of the PSU award prior to its vesting.

As a condition to receipt of the severance payments and benefits described above, each executive officer is required to execute a separation and release of claims agreement in favor of Activision Blizzard and its affiliates and to continue to comply with certain post-termination covenants in favor of Activision Blizzard and its affiliates.
280G Mitigation Actions
The employment agreements of Messrs. Kotick, Zerza, Alegre, Dixton and Bulatao provide for a “best net” approach such that if the payment of any amounts to the executive would subject the executive to the excise tax provisions of Section 280G of the Code, the payments would be reduced to an amount below the threshold at which such penalty tax provisions apply if such a reduction (and the avoidance of such penalty taxes) would be more favorable to the executive on an after-tax basis. While Activision Blizzard may be permitted to take certain actions to reduce the amount of any potential “excess parachute payments” for “disqualified individuals” (each as defined in Section 280G of the Code), the Compensation Committee has not yet approved any specific actions to mitigate the anticipated impact of Section 280G of the Code on Activision Blizzard and any disqualified individuals. Executives are not entitled to receive gross-ups or tax reimbursements from Activision Blizzard with respect to any potential excise taxes.
Executive Severance Plan
Microsoft has agreed that Activision Blizzard may approve, and the Compensation Committee has approved the key terms of, an executive severance plan, which provides that a limited number of covered employees, including our executive officers, would be entitled to the following benefits in the event their employment is terminated by Microsoft, Activision Blizzard or their respective subsidiaries and affiliates without “cause” or by the executive for “good reason” (where “cause” is defined in the confidential disclosure letter to the merger agreement and “good reason” is defined above), in either case, within 18 months following the effective time (subject to the executive’s execution of Activision Blizzard’s customary release of claims): (i) the greater of (A) either one or two times (depending on level) the sum of the executive’s base salary and target annual cash incentive bonus (excluding any milestone or special bonus payments) and (B) the severance payable under the executive’s employment agreement; (ii) a pro-rated target annual cash incentive bonus payment based on the percentage of the year completed as of the termination date; and (iii) reimbursement of COBRA premiums for a certain period. In the case of each of our executive officers (other than Mr. Kotick), the severance benefits under the executive severance plan will be greater than the benefits that they would receive under their respective employment agreements.
The estimated aggregate amount of the cash severance benefits our executive officers, including our named executive officers, would have received upon a qualifying termination of employment under the Executive Severance Plan, assuming the merger closed on February 4, 2022, and a qualifying termination of employment occurred immediately thereafter, is approximately $31 million. For estimates of the amounts of such cash severance that each of our named executive officers would have received under the executive severance plan individually, see the section below entitled “Proposal 1: Adoption of the Merger Agreement  —  The Merger — Interests of the Non-Employee Directors and Executive Officers of Activision Blizzard in the Merger — “Golden Parachute Compensation” beginning on page 64.
Omnibus Severance Plan
Microsoft has agreed that Activision Blizzard may approve, and the Compensation Committee has approved the key terms of, an omnibus severance plan, which include that employees of Activision Blizzard as of the effective time (other than those covered under the executive severance plan) would be entitled to the following benefits in the event their employment is terminated by Activision Blizzard or its affiliates (including Microsoft) other than for cause within 12 months following the effective time (subject to the applicable employee’s execution of Activision Blizzard’s customary release of claims): (i) the greater of (A) up to 52 weeks’ salary, plus 60 days’ pay, for covered individuals in positions of vice president and above (or, for individuals in positions of senior director and below up to 26 weeks’ salary, plus 60 days’ pay), and (B) the severance payable under any other agreement with the employee, if any; (ii) a pro-rated target annual cash incentive bonus based on the percentage of the year completed as of the termination date; and (iii) reimbursement of one year of COBRA premiums.
Other Arrangements with Microsoft
Except as otherwise set forth herein, as of the date of this proxy statement, none of our executive officers has entered into any agreement with Microsoft regarding employment with, or compensation to be received from, the surviving corporation or Microsoft on a going-forward basis following the closing of the merger and there have been no discussions of any such arrangements between Microsoft and any of our executive officers.
Golden Parachute Compensation
In accordance with Item 402(t) of Regulation S-K, the table below sets forth the estimated amounts of the payments and benefits that each named executive officer of Activision Blizzard would have received in connection with the merger, assuming the merger closed on February 4, 2022 and, immediately thereafter, the employment of the named executive officer was terminated by Activision Blizzard or its affiliates (including Microsoft) without “cause” or the named executive officer resigned for “good reason” (where, for Mr. Kotick, each such term has the meaning set forth in his employment agreement with Activision Blizzard and, for the other executives, “cause” is defined in the confidential disclosure letter to the merger agreement and “good reason” is defined above). This compensation is subject to an advisory vote of Activision Blizzard’s stockholders, as described below under the section entitled “Proposal 2: Advisory Vote on Merger-Related Executive Compensation Arrangements” beginning on page 92.

The calculations in the tables below do not include any new Activision Blizzard equity awards or other compensation increases that may be granted to the named executive officers before the effective time, including management RSUs. In addition to the assumptions regarding the closing date of the merger and termination of the employment of the named executive officers, these estimates are based on certain other assumptions that are described in the footnotes accompanying the tables below. In addition to the named executive officers set forth in the table below, Chris Walther, Dennis Durkin and Claudine Naughton also each served as a named executive officer during fiscal year 2021; however, these individuals would not become entitled to any accelerated payment, vesting or benefits or other compensation as a result of the closing of the merger other than Ms. Naughton, who currently holds PSUs pursuant to her separation agreement with Activision Blizzard, the treatment of which is described in further detail below. Accordingly, the ultimate values to be received by a named executive officer in connection with the merger may differ from the amounts set forth below.
Officer(1)	Cash ($)(2)	Equity ($)(3)	Perquisites/ Benefits ($)(4)	Total ($)
Robert A. Kotick	$14,369,130	$0	$223,172	$14,592,302
Armin Zerza	$4,115,068	$21,142,348	$49,832	$25,307,249
Daniel Alegre	$5,529,452	$23,497,869	$49,832	$29,077,153
Brian Bulatao	$4,095,890	$7,159,120	$49,832	$11,304,842
Grant Dixton	$2,678,938	$12,037,260	$41,238	$14,757,436
Claudine Naughton(5)	$0	$2,080,120	$0	$2,080,120

(1)
Messrs.   Walther and Durkin and Ms. Naughton also each served as named executive officers during Activision Blizzard’s last fiscal year, but other than Ms. Naughton, who holds PSUs that by their terms continue to vest until July 2022, as described in footnote (5) below, these former executive officers are not entitled to any amounts in connection with any compensation arrangement as a result of or in connection with the merger.

(2)
Cash.   The amounts in this column reflect the value of the cash severance payments payable to each named executive officer, including a prorated annual bonus for the year of termination. For Mr. Kotick, the amount in this column represents severance and, pursuant to his employment agreement with Activision Blizzard, is equal to three times the sum of his current annual base salary and his 2016 target bonus. For Messrs. Zerza, Alegre, Bulatao and Dixton, the amounts in this column represent severance and a prorated annual bonus payable under the executive severance plan. The breakdown of the amounts in this column for Mr. Alegre are $5,400,000 for severance and $129,452 for prorated annual bonus. The breakdown of the amounts in this column for Mr. Zerza are $4,000,000 for severance and $115,068 for prorated annual bonus. The breakdown of the amounts in this column for Mr. Bulatao are $4,000,000 for severance and $95,890 for prorated annual bonus. The breakdown of the amounts in this column for Mr. Dixton are $2,625,000 for severance and $53,938 for prorated annual bonus. The severance and prorated bonus payments are all “double trigger” in nature, which means that payment of these amounts is conditioned upon a qualifying termination of employment on or following the closing of the merger. Messrs. Zerza, Bulatao and Dixton are each entitled to terminate their employment within 60 days following the six-month anniversary of the effective time, which will be deemed a qualifying termination. Under their employment agreements, each of Messrs. Kotick, Zerza, Alegre, Bulatao and Dixton are subject to post-termination covenants, including non-solicitation covenants, in favor of Activision Blizzard and its affiliates.

(3)
Equity.   The amounts in this column reflect the aggregate values of the accelerated vesting of the RSUs which would be assumed by Microsoft for Messrs. Zerza, Alegre, Bulatao and Dixton (and for PSUs, assumes target performance). These amounts are “double trigger” in nature, which means that the accelerated vesting is conditioned upon a qualifying termination of employment on or after the closing of the merger. Messrs. Zerza, Bulatao and Dixton are each entitled to terminate their employment within 60 days following the six-month anniversary of the effective time, which will be deemed a qualifying termination. Mr. Kotick does not currently hold any equity awards for which vesting would accelerate upon the closing of the merger or upon a termination of employment following the closing of the merger.
(4)
Perquisites/Benefits.   The amounts in this column reflect the value of continued Activision Blizzard-paid health insurance coverage for Mr. Kotick for two years and supplemental life insurance benefits through October 2026 pursuant to his employment agreement with Activision Blizzard, and for Messrs. Zerza, Alegre, Bulatao and Dixton reimbursement of COBRA premiums for two years under the executive severance plan. The amounts in this column are “double trigger” in nature, which means that payment of these amounts is conditioned upon a qualifying termination of employment on following the closing of the merger. Messrs. Zerza, Bulatao and Dixton are each entitled to terminate their employment within 60 days following the six-month anniversary of the effective time, which will be deemed a qualifying termination.

(5)
Claudine Naughton is party to a separation agreement with Activision Blizzard, and pursuant to the terms of the merger agreement, Ms. Naughton’s PSUs would convert to RSUs which would be assumed by Microsoft upon a merger closing that occurred on February 4, 2022 and would continue to vest under the separation agreement through July 31, 2022. Ms. Naughton is not eligible for additional severance or other payments in connection with the merger.

Financing of the Merger
The merger is not conditioned on Microsoft’s ability to obtain financing. Microsoft has represented to Activision Blizzard that it has available, and will have available at the effective time, the funds necessary to pay the aggregate merger consideration, including (i) payments to Activision Blizzard’s stockholders of the amounts due under the merger agreement and (ii) payments in respect of certain of Activision Blizzard’s outstanding equity awards pursuant to the merger agreement.
U.S. Federal Income Tax Consequences of the Merger
The following is a discussion of the U.S. federal income tax consequences of the merger to U.S. Holders (as defined below) that exchange their shares of Activision Blizzard common stock for the merger consideration. This discussion is limited to U.S. Holders and does not address any tax consequences arising under the Medicare contribution tax on net investment income or the alternative minimum tax, U.S. federal non-income tax laws or the laws of any state or local or non-U.S. jurisdiction. This discussion is based upon the Code, the regulations of the U.S. Treasury Department and judicial authorities and published positions of the Internal Revenue Service, which we refer to as the “IRS,” all as currently in effect on the date of this proxy statement. These laws may change or be subject to differing interpretations, possibly retroactively, and any change or differing interpretation could affect the continuing validity of this discussion. We have not sought and do not intend to seek a ruling from the IRS regarding the matters discussed below. This discussion assumes that the merger will be consummated in accordance with the merger agreement and as described in this proxy statement.
If a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares of Activision Blizzard common stock, the tax treatment of a person treated as a partner in such partnership for U.S. federal income tax purposes generally will depend upon the status of the partner and the activities of the partnership. Such partnerships and partners in such partnerships should consult their tax advisors about the tax consequences of the merger to them.
Holders are urged to consult with their tax advisors as to the specific tax consequences of the merger to them in light of their particular situations, including the applicability and effect of any U.S. federal, state, local or non-U.S. tax laws.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Activision Blizzard common stock that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia;

•
a trust if it (i) is subject to the primary supervision of a U.S. court and one or more United States persons (as defined in Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person; or

•
an estate that is subject to U.S. federal income tax on its income regardless of its source.

This discussion assumes that U.S. Holders of Activision Blizzard common stock hold their shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or that may be applicable to U.S. Holders if such holders are subject to special treatment under U.S. federal income tax laws, including any holder that is:
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a bank or other financial institution;

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a tax-exempt or governmental organization;

•
a partnership, subchapter S corporation or other pass-through entity or an investor in the foregoing;

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an insurance company;

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a regulated investment company or real estate investment trust;

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a mutual fund;

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a broker or dealer in securities, stocks, commodities or currencies;

•
a trader in securities who elects the mark-to-market method of accounting for securities;

•
a U.S. expatriate, former citizen or long-term resident of the United States;

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a person who actually or constructively owned more than five percent (5%) (by vote or value) of the outstanding shares of Activision Blizzard common stock at any time during the five-year period ending on the date of the merger;

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an Activision Blizzard stockholder who received Activision Blizzard common stock through the exercise of employee stock options or through a tax-qualified retirement plan or otherwise as compensation;

•
a person that has a functional currency other than the U.S. dollar;

•
a person subject to special tax accounting rules as a result of any item of gross income with respect to Activision Blizzard common stock being taken into account in an “applicable financial statement” as defined in Section 451(b) of the Code;

•
a holder of options granted under any Activision Blizzard benefit plan; or

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an Activision Blizzard stockholder who holds Activision Blizzard common stock as part of a hedge, straddle or a constructive sale or conversion transaction.

Activision Blizzard stockholders that are not U.S. Holders may have different U.S. federal income tax consequences than those described below and are urged to consult with their own tax advisors regarding the tax treatment of the merger to them under U.S. and non-U.S. laws.
The following discussion does not address the tax consequences of any transactions effectuated before, after or at the same time as the merger, whether or not in connection with the merger, including, without limitation, the tax consequences to holders of options, warrants or similar rights to purchase shares of Activision Blizzard common stock.
Tax Consequences of the Merger
The receipt of the merger consideration by U.S. Holders in exchange for shares of Activision Blizzard common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Therefore, a U.S. Holder who receives the merger consideration in exchange for shares of Activision Blizzard common stock pursuant to the merger generally will recognize capital gain or loss equal to the difference, if any, between (i) the amount of cash received in the merger and (ii) the U.S. Holder’s adjusted tax basis in its Activision Blizzard common stock exchanged therefor.
A U.S. Holder’s adjusted tax basis in its shares of Activision Blizzard common stock will generally equal the price the U.S. Holder paid for such shares. Capital gains of a non-corporate U.S. Holder will generally be eligible for preferential U.S. federal income tax rates that are applicable to long-term capital gains if the U.S. Holder has held its Activision Blizzard common stock for more than one year as of the effective date of the merger. Capital gains of a non-corporate U.S. Holder will generally be subject to short-term capital gains (and taxed at ordinary income tax rates) if the U.S. Holder has held its Activision Blizzard common stock for one year or less as of the date of the merger. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Activision Blizzard common stock at different times or different prices, the U.S. Holder must determine its tax basis and holding period separately for each block of Activision Blizzard common stock.
Information Reporting and Backup Withholding
Payments of cash to a U.S. Holder of Activision Blizzard common stock pursuant to the merger may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, a U.S. Holder should timely complete and return an IRS Form W-9, certifying that such U.S. Holder is a “United States person” as defined under the Code, the taxpayer identification number provided is correct and such U.S. Holder is not subject to backup withholding. Certain types of U.S. Holders (including, with respect to certain types of payments, corporations) generally are not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or a credit against a Holder’s U.S. federal income tax liability if the required information is furnished by such Holder on a timely basis to the IRS.
U.S. Holders are urged to consult their own tax advisors as to the particular tax consequences of the merger, including the effect of U.S. federal, state and local tax laws or non-U.S. tax laws.
The foregoing summary of U.S. federal income tax consequences is for general informational purposes only and does not constitute tax advice. All holders are urged to consult their own tax advisors with respect to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal non-income tax rules, or under the laws of any state, local, non-U.S. or other taxing jurisdiction.
Regulatory Approvals
General
Activision Blizzard and Microsoft have agreed to use their reasonable best efforts to comply with all regulatory filing and notification requirements and obtain all regulatory approvals required or recommended to consummate the merger and the other transactions contemplated by the merger agreement. These approvals include approval under, or notifications pursuant to, the HSR Act and the competition laws of the European Union, the United Kingdom, China and certain other jurisdictions.
In addition, each of Activision Blizzard and Microsoft have agreed to (1) cooperate and coordinate with each other to make such filings; (2) use its reasonable best efforts to supply the other with any information that may be required in order to make such filings; (3) use its reasonable best efforts to supply any additional information that reasonably may be requested to obtain regulatory approvals; (4) use its reasonable best efforts to take all action necessary to obtain regulatory approvals as soon as practicable; and (5) provide notice to the other party if it plans to participate in any meeting or substantive conversation with any governmental authority with respect to the merger. Microsoft will, after good faith consultation with Activision Blizzard and after considering, in good faith, Activision Blizzard’s views and comments, control and lead all communications, negotiations, timing decisions and strategy on behalf of the parties relating to regulatory approvals.
If and to the extent necessary to obtain regulatory approval of the merger, Microsoft, Sub and, solely to the extent requested by Microsoft, Activision Blizzard will (1) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, (A) the sale, divestiture, license or other disposition of assets (whether tangible or intangible), rights, products or businesses of Activision Blizzard; and (B) any other restrictions on the activities of Activision Blizzard; and (2) contest, defend and appeal any legal proceedings, whether judicial or administrative, challenging the merger agreement or the consummation of the merger. Notwithstanding the foregoing, Microsoft is not required to offer, negotiate, commit to, effect or otherwise take any action that would reasonably be expected to (x) have a material adverse impact on Activision Blizzard and its subsidiaries, taken as a whole, (y) have a material impact on the benefits expected to be derived from the merger by Microsoft or (z) have a more than immaterial impact on any business or product line of Microsoft.
HSR Act and Other Antitrust Matters
Under the HSR Act and the rules promulgated thereunder, the merger cannot be completed until Activision Blizzard and Microsoft file a notification and report form with the Federal Trade Commission, which we refer to as the “FTC,” and the Antitrust Division of the Department of Justice, which we refer to as the “DOJ,” under the HSR Act and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the parties’ filing of their respective HSR Act notification forms or the early termination of that waiting period. The DOJ or the FTC may extend the 30-day waiting period by issuing a Request for Additional Information and documentary materials (also known as a “Second Request”). If either agency issues a Second Request, the waiting period is extended until 30 days after the parties substantially comply with the request.
At any time before or after consummation of the merger, notwithstanding the termination of the waiting period under the HSR Act, the FTC or the Antitrust Division of the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.
Foreign Competition Laws
European Union.   Both Microsoft and Activision Blizzard conduct business across the European Union in multiple Member States. Under Council Regulation (EC) No. 139/2004 of January 2004, as amended, and the rules and regulations promulgated thereunder, which we refer to as the “EU Merger Regulation,” mergers and acquisitions involving parties with worldwide sales and individual European Union sales exceeding specified thresholds must be notified to, and approved by, the European Commission before they are implemented. Microsoft and Activision Blizzard meet the thresholds set out in the EU Merger Regulation and are therefore obligated to (i) notify the European Commission of Microsoft’s acquisition of Activision Blizzard and (ii) wait to implement the merger until after the European Commission has issued a decision declaring the merger compatible with the common market (and/or if the European Commission has referred any aspect of the merger to one or more competent authorities of a European Union member state under Article 9 of the EU Merger Regulation or an EFTA state under Article 6 of Protocol 24 to the EEA Agreement, until each competent authority has issued a clearance or a confirmation that the merger may proceed). As is customary, Microsoft and Activision Blizzard intend to file a formal notification as soon as is reasonably practicable.
United Kingdom.   With respect to the United Kingdom, the parties intend to notify the merger to the Competition and Markets Authority, which we refer to as the “CMA,” under the Enterprise Act 2002. The CMA may issue an order that, among other things, prevents the completion of the merger or prevents the integration of the parties’ businesses. The practical effect of this is typically that the merger may not be completed until the merger has been notified to the CMA and the merging parties have obtained clearance. Microsoft and Activision Blizzard intend to file a formal notification as soon as is reasonably practicable.

China.   In addition, under the Antimonopoly Law of the People’s Republic of China, transactions involving parties with sales above certain revenue levels cannot be completed until they are reviewed and approved by the State Administration for Market Regulation, which we refer to as “SAMR.” Microsoft and Activision Blizzard have sufficient revenues to exceed SAMR’s statutory thresholds for review, and completion of the merger is therefore conditioned upon SAMR approval. Microsoft and Activision Blizzard intend to submit a draft notification to SAMR as soon as is reasonably practicable.
The merger is also subject to clearance or approval by competition authorities in certain other jurisdictions. The merger cannot be completed until Microsoft and Activision Blizzard obtain clearance to consummate the merger or applicable waiting periods (or any extension thereof) have expired or been terminated in each applicable jurisdiction. Microsoft and Activision Blizzard, in consultation and cooperation with each other, will file notifications, as required by competition authorities in certain other jurisdictions, as promptly as practicable after the date of the merger agreement. The relevant competition authorities could take such actions under applicable competition laws as they deem necessary or desirable, including seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or to terminate existing relationships and contractual rights. Any one of these requirements, limitations, costs, divestitures or restrictions could jeopardize or delay the completion, or reduce the anticipated benefits, of the merger. There is no assurance that Microsoft and Activision Blizzard will obtain all required regulatory clearances or approvals on a timely basis or at all. Failure to obtain the necessary clearances in any of these jurisdictions could substantially delay or prevent the consummation of the merger, which could negatively impact both Microsoft and Activision Blizzard.
Foreign Direct Investment Laws
Completion of the merger is further subject to receipt of certain other foreign direct investment review approvals, including notification, clearance and/or expiration or termination of any applicable waiting period in certain specified countries.
Other Regulatory Approvals
One or more governmental bodies may impose a condition, restriction, qualification, requirement or limitation when it grants the necessary approvals and consents to the merger. Third parties may also seek to intervene in the regulatory process or litigate to enjoin or overturn regulatory approvals, which actions could significantly impede or even preclude obtaining required regulatory approvals. There is currently no way to predict how long it will take to obtain all of the required regulatory approvals or whether such approvals will ultimately be obtained, and there may be a substantial period of time between the approval by Activision Blizzard stockholders and the completion of the merger.
Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained, obtained at all or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the merger or require changes to the terms of the merger agreement. These conditions or changes could result in the conditions to the merger not being satisfied.

TERMS OF THE MERGER AGREEMENT
The following summary describes certain material provisions of the merger agreement. The descriptions of the merger agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to read the merger agreement carefully and in its entirety because this summary may not contain all the information about the merger agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the merger agreement (as qualified by the confidential disclosure letter to the merger agreement) and not by this summary or any other information contained in this proxy statement.
The representations, warranties, covenants and agreements described below and included in the merger agreement (1) were made only for purposes of the merger agreement and as of specific dates; (2) were made solely for the benefit of the parties to the merger agreement; (3) are subject to important qualifications, limitations and supplemental information agreed to by Activision Blizzard, Microsoft and Sub in connection with negotiating the terms of the merger agreement (including disclosures of both publicly available information and confidential information regarding Activision Blizzard included in the confidential disclosure letter to the merger agreement); and (4) may also be subject to a contractual standard of materiality different from those generally applicable to reports and documents filed with the SEC and in some cases were qualified by confidential matters disclosed to Microsoft and Sub by Activision Blizzard in connection with the merger agreement (including in the confidential disclosure letter to the merger agreement). In addition, the representations and warranties may have been included in the merger agreement for the purpose of allocating contractual risk between Activision Blizzard, Microsoft and Sub rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Further, the representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise. Activision Blizzard stockholders are not third-party beneficiaries under the merger agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Activision Blizzard, Microsoft or Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement. In addition, you should not rely on the covenants in the merger agreement as actual limitations on the respective businesses of Activision Blizzard, Microsoft and Sub, because the parties may take certain actions that are either expressly permitted in the confidential disclosure letter to the merger agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The merger agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding Activision Blizzard, Microsoft, Sub or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the merger agreement should not be read alone and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Activision Blizzard and our business.
Closing and Effective Time of the Merger
The closing of the merger will take place no later than the third business day following the satisfaction or waiver of all conditions to closing of the merger (described in the section of this proxy statement entitled “Terms of the Merger Agreement — Conditions to the Closing of the Merger” beginning on page 86), other than conditions that by their terms are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver of each of such conditions, or such other time agreed to in writing by Microsoft, Activision Blizzard and Sub. Concurrently with the closing of the merger, the parties will file a certificate of merger with the Secretary of State of the State of Delaware as provided under the DGCL. The merger will become effective upon the filing and acceptance of the certificate of merger, or at such later time agreed to in writing by the parties and specified in such certificate of merger.
Effects of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers
The merger agreement provides that, subject to the terms and conditions of the merger agreement, and in accordance with the DGCL, at the effective time of the merger, (1) Sub will be merged with and into

Activision Blizzard and Activision Blizzard will become a wholly owned subsidiary of Microsoft and (2) the separate corporate existence of Sub will cease. From and after the effective time of the merger, all of the property, rights, privileges, powers and franchises of Activision Blizzard and Sub will vest in the surviving corporation, and all of the debts, liabilities and duties of Activision Blizzard and Sub will become the debts, liabilities and duties of the surviving corporation.
At the effective time of the merger, the certificate of incorporation of Activision Blizzard as the surviving corporation will be amended and restated in its entirety in the form attached to the merger agreement. The parties will take all necessary action to ensure that, at the effective time of the merger, the bylaws of Sub, as in effect immediately prior to the effective time of the merger, will become the bylaws of the surviving corporation, until thereafter amended.
The parties will take all necessary action to ensure that, effective as of, and immediately following, the effective time of the merger, the board of directors of the surviving corporation will consist of the directors of Sub as of immediately prior to the effective time of the merger, to hold office in accordance with the certificate of incorporation and bylaws of the surviving corporation until their successors are duly elected or appointed and qualified. The parties will take all necessary action to ensure that at the effective time of the merger, the officers of Activision Blizzard as of immediately prior to the effective time of the merger will be the officers of the surviving corporation, until their successors are duly appointed.
Conversion of Shares
Common Stock
At the effective time of the merger, each outstanding share of Activision Blizzard common stock (other than shares held by (1) Activision Blizzard as treasury stock (excluding certain shares held by a wholly owned subsidiary of Activision Blizzard, which shares will remain outstanding and unaffected by the merger); (2) Microsoft, Sub or their respective subsidiaries (other than a certain wholly owned subsidiary of Activision Blizzard); and (3) Activision Blizzard stockholders who have properly and validly exercised and perfected their appraisal rights under Delaware law with respect to such shares) will be cancelled and automatically converted into the right to receive the per share merger consideration (which is $95.00 per share, without interest thereon and subject to applicable withholding taxes).
Treatment of Equity Compensation
Pursuant to our equity incentive plans, we have granted equity awards with respect to Activision Blizzard common stock in the form of stock options and stock units (i.e., RSUs and PSUs). Our executive officers hold options, RSUs, which represent a right to receive shares of Activision Blizzard common stock based on service over a time-based vesting schedule, and PSUs, which represent a right to receive shares of Activision Blizzard common stock ranging from 0 to 125% (and, in some cases, up to 250%) of the target number of shares based on both service over a time-based vesting schedule and achievement of specified performance goals over a specified performance period. Our non-employee directors hold options and RSUs, which represent a right to receive shares of Activision Blizzard common stock, subject to vesting requirements of the underlying equity award, on a specified future date or event, such as a separation from service. The merger agreement provides for the treatment set forth below with respect to outstanding equity awards:
Stock Options
•
Each outstanding option to purchase Activision Blizzard common stock granted pursuant to our equity incentive plans that (i) is vested as of immediately prior to the effective time, or (ii) will become vested by its terms at the effective time will be cancelled and converted into the right to receive the merger consideration for each share of Activision Blizzard common stock that would have been issuable upon exercise of such option immediately prior to the effective time, less the applicable option exercise price for each such share of Activision Blizzard common stock underlying such option and any applicable withholding taxes.

•
Each option that is outstanding as of immediately prior to the effective time, and is not cancelled and converted as described above, and has an exercise price per share of Activision Blizzard common stock that is less than the merger consideration, will be, as of the effective time and as determined by Microsoft, (x) assumed by Microsoft and converted into a nonqualified stock option or (y) converted into a nonqualified stock option granted pursuant to Microsoft’s equity incentive plans, in either case, in respect of a number of shares of common stock of Microsoft equal to the product (rounded down to the nearest whole share) of (i) the number of shares of Activision Blizzard common stock subject to such assumed option as of immediately prior to the effective time (determined based on target performance levels, as applicable) multiplied by (ii) a fraction (A) the numerator of which is the merger consideration and (B) the denominator of which is Microsoft’s stock price (i.e., the volume weighted average price per share rounded to four decimal places (with amounts of 0.00005 and above rounded up) of common stock of Microsoft on Nasdaq for the five consecutive trading days ending with the last trading day ending immediately prior to the closing date) (which we refer to as the “exchange ratio”), at an exercise price per share of common stock of Microsoft equal to (i) the exercise price of such option divided by (ii) the exchange ratio (rounded up to the nearest whole cent) rounded down to the nearest whole number of shares. In each case of clauses (x) and (y) of this paragraph, the terms and conditions relating to vesting and exercisability will remain the same with respect to Activision Blizzard options subject to time-based vesting, and with respect to Activision Blizzard options subject to performance-based vesting will be converted into time-based vesting options (determined based on target performance levels) that shall vest at the conclusion of the original performance period.
•
In the event that the exercise price per share under any option is equal to or greater than the merger consideration, such option will be cancelled as of the effective time without payment therefor and will have no further force or effect.

Stock Units
•
Each outstanding award of RSUs or PSUs granted pursuant to Activision Blizzard’s equity incentive plans that (i) is vested as of immediately prior to the effective time, (ii) will become vested by its terms at the effective time or (iii) is granted to a non-employee member of the Activision Blizzard Board of Directors, will, as of the effective time, be cancelled and converted into the right to receive the merger consideration with respect to each share of Activision Blizzard common stock subject to such award, less any applicable withholding taxes.

•
Each outstanding award of RSUs or PSUs that is outstanding as of immediately prior to the effective time and is not cancelled and converted as described above, will, as of the effective time, be, as determined by Microsoft (x) assumed by Microsoft and converted into a stock-based award or (y) converted into a stock-based award pursuant to Microsoft’s equity incentive plans, in either case, in respect of a number of shares of common stock of Microsoft equal to the product (rounded down to the nearest whole share) of (i) the number of shares of Activision Blizzard common stock subject to such award as of immediately prior to the effective time (determined based on target performance levels, as applicable) multiplied by the exchange ratio. In each case of clauses (x) and (y) of this paragraph, the terms and conditions relating to vesting will remain the same with respect to equity awards subject to time-based vesting, and with respect to equity awards subject to performance-based vesting will be converted into time-based vesting equity awards (determined based on target performance levels) that will vest at the conclusion of the original performance period.

Notwithstanding the treatment of outstanding unvested options, RSUs and PSUs described above, prior to the closing date, Microsoft may elect to treat some or all of the awards that would otherwise be converted as set forth herein as if they were vested, (i.e., by cancelling and converting an award into the right to receive the merger consideration with respect to each share of Activision Blizzard common stock subject to the award (less the applicable exercise price, in the case of options), less any applicable withholding taxes; provided that for options, such election may apply only to those options that are otherwise scheduled to vest within 120 days following the closing date).
If the treatment described above of an award of stock units or options held by a non-U.S. employee would be prohibited or subject to onerous regulatory requirements or adverse tax treatment under the laws of the applicable jurisdiction (in each case, as reasonably determined by Microsoft), Microsoft will provide compensation to the employee that is equivalent in value to the value that otherwise would have been provided to the employee under the treatment described above, to the extent practicable and as would not result in the imposition of additional taxes under Section 409A of the Code. This compensation will be provided in the form of a cash payment (less applicable taxes) or a new equity award, as reasonably determined by Microsoft.
Exchange and Payment Procedures
Prior to the closing of the merger, Microsoft will designate a bank or trust company, which we refer to as the “paying agent,” to make payments of the merger consideration to Activision Blizzard stockholders. At or promptly following the effective time of the merger, Microsoft will deposit or cause to be deposited with the paying agent cash sufficient to pay the aggregate per share merger consideration to Activision Blizzard stockholders in accordance with the merger agreement.
As soon as reasonably practicable following the effective time of the merger, the paying agent will send to each holder of record of shares of common stock a letter of transmittal and instructions advising stockholders how to surrender stock certificates and book-entry shares in exchange for the per share merger consideration. Upon receipt of (1) surrendered certificates (or an appropriate affidavit for lost, stolen or destroyed certificates, together with any required bond) with respect to shares of common stock represented by stock certificates or a customary “agent’s message” with respect to book-entry shares representing the shares of common stock and (2) a signed letter of transmittal (in the case of common stock represented by stock certificates) and such other documents as may be required pursuant to such instructions, the holder of such shares will be entitled to receive the per share merger consideration in exchange therefor, without interest. The amount of any per share merger consideration paid to Activision Blizzard stockholders may be reduced by any applicable withholding taxes or other amounts required by applicable law to be withheld.
If any cash deposited with the paying agent is not claimed within one year following the effective time of the merger, such cash will be returned to Microsoft, upon demand, and any stockholders who have not complied with the exchange procedures in the merger agreement will thereafter look only to Microsoft for satisfaction of their claims for payment. None of Microsoft, Sub, Activision Blizzard, the surviving corporation or the paying agent will be liable to any Activision Blizzard stockholder with respect to any cash amounts properly delivered to any public official pursuant to any applicable abandoned property law, escheat law or similar law.
The letter of transmittal will include instructions if a stockholder has lost a share certificate or if such certificate has been stolen or destroyed. In the event that any certificates have been lost, stolen or destroyed, then before such stockholder will be entitled to receive the per share merger consideration, Microsoft or the paying agent may, in its discretion and as a condition precedent to the payment of the merger consideration, require such stockholder to make an affidavit of the loss, theft or destruction and to deliver a bond in such amount as Microsoft or the paying agent may direct as indemnity against any claim that may be made against Microsoft, the surviving corporation or the paying agent with respect to such certificate.
Representations and Warranties
The merger agreement contains representations and warranties of Activision Blizzard, Microsoft and Sub.
Some of the representations and warranties in the merger agreement made by Activision Blizzard are qualified as to “materiality” or “Company Material Adverse Effect.” For purposes of the merger agreement, “Company Material Adverse Effect” means, with respect to Activision Blizzard, any change, event, violation, inaccuracy, effect or circumstance (each, an “Effect”) that, individually or taken together with all other changes, events, violations, inaccuracies, effects or circumstances that have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, (a) has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial condition or results of operations of Activision Blizzard and its subsidiaries, taken as a whole or (b) would, or would reasonably be expected to, prevent or delay past the Termination Date (as defined below) the ability of Activision Blizzard to consummate the transactions contemplated by the merger agreement, except that, in the case of the foregoing clause (a) only, none of the following (by itself or when aggregated), to the extent occurring after the date of the merger agreement, will be deemed to be or constitute a Company Material

Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur:
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changes in general economic conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally (except to the extent that such conditions disproportionately adversely affect Activision Blizzard relative to other companies operating in the industries in which Activision Blizzard and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact of such conditions may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

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changes in conditions in the financial markets, credit markets or capital markets in the United States or any other country or region in the world, including (1) changes in interest rates or credit ratings in the United States or any other country; (2) changes in exchange rates for the currencies of any country; or (3) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world (except, in each case, to the extent that such changes or conditions disproportionately adversely affect Activision Blizzard relative to other companies operating in the industries in which Activision Blizzard and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact of such changes or conditions may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

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any Effect generally affecting the industries in which Activision Blizzard and its subsidiaries conduct business (except to the extent that such changes disproportionately adversely affect Activision Blizzard relative to other companies operating in the industries in which Activision Blizzard and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact of such changes may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

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changes in regulatory, legislative or political conditions in the United States or any other country or region in the world (except to the extent that such changes disproportionately adversely affect Activision Blizzard relative to other companies operating in the industries in which Activision Blizzard and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact of such changes may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

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any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, terrorism or military actions) in the United States or any other country or region in the world (except to the extent that such conditions or events disproportionately adversely affect Activision Blizzard relative to other companies operating in the industries in which Activision Blizzard and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact of such conditions or events may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

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earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other similar force majeure events in the United States or any other country or region in the world(except to the extent that such conditions or events disproportionately adversely affect Activision Blizzard relative to other companies operating in the industries in which Activision Blizzard and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact of such conditions or events may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

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any epidemics, pandemics or contagious disease outbreaks (including COVID-19) and any political or social conditions, including civil unrest, protests and public demonstrations or any other COVID-19 measures that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including COVID-19) or any change in such COVID-19 measures, directive, pronouncement or guideline or interpretation thereof, or any material worsening of such conditions threatened or existing as of the date of the merger agreement, in the United States or any other country or region in the world (except to the extent that such conditions or events disproportionately adversely affect Activision Blizzard relative to other companies operating in the industries in which Activision Blizzard and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact of such conditions or events may be taken into account in determining whether there has occurred a Company Material Adverse Effect);
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the public announcement or pendency of the merger agreement or the merger (other than for purposes of certain representations and warranties, and certain related terms and conditions, concerning conflicts due to the performance of the merger agreement);

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any action taken or refrained from being taken, in each case, which Microsoft has expressly approved, consented to or requested in writing following the date of the merger agreement or which is required by the terms of the merger agreement;

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changes or proposed changes in GAAP or other accounting standards or law, or the enforcement or interpretation of any of the foregoing (except to the extent that such changes disproportionately adversely affect Activision Blizzard relative to other companies operating in the industries in which Activision Blizzard and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact of such changes may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

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changes in the price or trading volume of Activision Blizzard common stock or our indebtedness, in and of itself (it being understood that any cause of such change may be deemed to constitute a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

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any failure, in and of itself, by Activision Blizzard and its subsidiaries to meet (1) any public estimates or expectations of Activision Blizzard’s revenue, earnings or other financial performance or results of operations for any period; or (2) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that any cause of any such failure may be deemed to constitute a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

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any litigation related to the merger; and

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certain additional exceptions included in the confidential disclosure letter to the merger agreement.

In the merger agreement, Activision Blizzard has made customary representations and warranties to Microsoft and Sub that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement, as well as certain additional exceptions included in the confidential disclosure letter to the merger agreement. These representations and warranties relate to, among other things:
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due organization, valid existence, good standing and authority and qualification to conduct business with respect to Activision Blizzard and its subsidiaries;

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Activision Blizzard’s corporate power and authority to enter into and perform the merger agreement and the due execution and enforceability of the merger agreement;

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the organizational documents of Activision Blizzard and its subsidiaries;

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the approval and recommendation of the Activision Blizzard Board of Directors with respect to the merger agreement;

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receipt of an opinion of Activision Blizzard’s financial advisor to the Activision Blizzard Board of Directors;

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the inapplicability of anti-takeover statutes to the merger;

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the requisite vote of Activision Blizzard stockholders in connection with the merger agreement;

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the absence of any conflict with, violation of or default under any organizational documents, existing material contracts or privacy policies, applicable laws to Activision Blizzard or its subsidiaries or the resulting creation of any lien upon Activision Blizzard’s assets due to the performance of the merger agreement;

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required consents, approvals and regulatory filings in connection with the merger agreement and performance thereof;

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the capital structure of Activision Blizzard and its subsidiaries;

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the absence of any undisclosed exchangeable security, option, warrant or other right convertible into common stock of Activision Blizzard or any of Activision Blizzard’s subsidiaries;

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the absence of any contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any of Activision Blizzard’s securities;

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the accuracy and required filings of Activision Blizzard’s SEC filings and financial statements contained therein;

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Activision Blizzard’s disclosure controls and procedures;

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Activision Blizzard’s internal accounting controls and procedures;

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the absence of specified undisclosed liabilities;

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the conduct of the business of Activision Blizzard and its subsidiaries in all material respects in the ordinary course and the absence of certain other events since September 30, 2021, and the absence of any Company Material Adverse Effect since December 31, 2020;

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the existence and enforceability of specified categories of Activision Blizzard’s material contracts, and the lack of any breaches or defaults thereunder and of any notices with respect to termination or intent not to renew those material contracts therefrom;

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real property owned, leased or subleased by Activision Blizzard and its subsidiaries;

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environmental matters;

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trademarks, patents, copyrights, confidential information, trade secrets and other intellectual property matters;

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data privacy and security;

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IT assets;

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tax matters;

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employee benefit plans;

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labor and employment matters;

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compliance with laws, including the Foreign Corrupt Practices Act and other anti-corruption and anti-bribery laws, sanctions and export controls laws and anti-money laundering laws, and possession of necessary permits;

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the absence of legal proceedings and orders;

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insurance matters;

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the absence of any transactions, arrangements, relations or understandings between Activision Blizzard or any of its subsidiaries and any affiliate or related person;

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payment of fees to brokers in connection with the merger agreement; and

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the exclusivity and terms of the representations and warranties made by Microsoft and Sub.

In the merger agreement, Microsoft and Sub have made customary representations and warranties to Activision Blizzard that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement, as well as certain additional exceptions included in the confidential disclosure letter to the merger agreement. These representations and warranties relate to, among other things:
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due organization, good standing and authority and qualification to conduct business with respect to Microsoft and Sub, except where the failure to be in such good standing, or to have such power or authority, would not prevent or materially delay their ability to consummate the merger;

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Microsoft’s and Sub’s corporate authority to enter into and perform the merger agreement, the due execution and enforceability of the merger agreement and the availability of organizational documents;

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the absence of any conflict with, violation of or default under any organizational documents, existing contracts, applicable laws or the resulting creation of any lien upon Microsoft’s or Sub’s assets due to the performance of the merger agreement;

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required consents and regulatory filings in connection with the merger agreement;

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the absence of legal proceedings and orders;

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absence of status as an “interested stockholder” of Activision Blizzard;

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payment of fees to brokers in connection with the merger agreement;

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the absence of a required vote by Microsoft’s stockholders in connection with the merger;

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matters with respect to Microsoft’s sufficiency of funds; and

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the exclusivity and terms of the representations and warranties made by Activision Blizzard.

The representations and warranties contained in the merger agreement will not survive the consummation of the merger.
Conduct of Business Pending the Merger
The merger agreement provides that, except as (1) expressly contemplated by the merger agreement; (2) approved by Microsoft (which approval will not be unreasonably withheld, conditioned or delayed); (3) required by applicable law or regulations of applicable stock exchanges or regulatory organizations; or (4) disclosed in the confidential disclosure letter to the merger agreement, during the period of time between the date of the merger agreement and the effective time of the merger (or earlier termination of the merger agreement), Activision Blizzard will, and will cause each of its subsidiaries to:
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use its respective reasonable best efforts to maintain its existence in good standing pursuant to applicable law;

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subject to the restrictions and exceptions in the merger agreement, conduct its business and operations in the ordinary course of business, except with respect to certain actions or omissions that may be taken in response to COVID-19; and

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use its reasonable best efforts to, consistent with its operations in the ordinary course of business, (1) preserve intact its material assets, properties, contracts, licenses and business organizations; (2) keep available the services of its current officers and key employees and (3) preserve its current relationships and goodwill with customers, suppliers, partners, platform providers, manufacturers and other persons with which it or its subsidiaries has business relations.

In addition, Activision Blizzard has also agreed that, except (1) as expressly contemplated by the merger agreement; (2) as approved by Microsoft (which approval will not be unreasonably withheld, conditioned or delayed); (3) for certain actions or omissions that may be taken in response to COVID-19 (following reasonable prior consultation with Microsoft); (4) as required by applicable law or regulations of applicable stock exchanges or regulatory organizations; or (5) as disclosed in the confidential disclosure letter to the merger agreement, during the period of time between the date of the merger agreement and the effective time of the merger (or earlier termination of the merger agreement), Activision Blizzard will not, and will cause each of its subsidiaries (with exceptions for certain specified joint venture entities and the extent of Activision Blizzard’s obligations with respect thereto) not to, among other things:
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amend or otherwise change the organizational documents of Activision Blizzard or any of its subsidiaries, other than, with respect to its wholly owned subsidiaries, immaterial or ministerial amendments;

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liquidate, dissolve or reorganize;

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issue, sell, deliver or grant any shares of capital stock or any options, warrants, commitments, subscriptions or rights to purchase any similar capital stock or securities of Activision Blizzard or any of its subsidiaries, subject to certain exceptions, including for the issuance and sale of shares of Activision Blizzard common stock pursuant to Activision Blizzard options or Activision Blizzard stock-based awards in accordance with their terms;
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directly or indirectly acquire, repurchase or redeem any securities of Activision Blizzard or its subsidiaries except for certain exceptions;

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adjust, split, subdivide, combine, pledge, encumber or modify the terms of capital stock of Activision Blizzard or any of its subsidiaries;

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declare, set aside, authorize, establish a record date for or pay any dividend or other distribution, except for one regular cash dividend on Activision Blizzard common stock not in excess of $0.47, to be declared and paid in a manner consistent with the declaration and payment of the dividend paid in fiscal year 2021;

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incur, assume, suffer or modify the terms of any indebtedness or issue any debt securities (other than for trade payables incurred in the ordinary course of business, loans or advances to wholly owned subsidiaries of Activision Blizzard, borrowings and letter of credit issuances under Activision Blizzard’s credit facility in the ordinary course of business consistent with past practice), assume or guarantee the obligations of any person other than its subsidiaries, or pledge, encumber or suffer any lien on any assets;

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except in consultation with Microsoft, terminate any employee at the level of senior vice president or above (other than for cause) or hire any new employee at the level of senior vice president or above;

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enter into, adopt, amend (including accelerating vesting), modify or terminate any employee benefit plan;

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for any current or former employee, director, officer or independent contractor of Activision Blizzard or its subsidiaries, increase compensation or benefits, pay any special bonus, remuneration or any benefit not required by any employee plan, grant any severance or termination pay, or grant any right to reimbursement, indemnification or payment of any taxes, including any taxes that may be incurred under Section 409A or 4999 of the Code, except as required by applicable law or the terms of any employee plan;

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settle, release, waive or compromise certain legal proceedings;

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except as required by law or GAAP, change accounting practices or revalue any of Activision Blizzard’s material properties or assets;

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except as required by law, (1) amend any previously filed income or other material tax return, (2) incur material liabilities for taxes other than in the ordinary course of business (except in arm’s-length transactions with third parties), (3) change any material tax elections or any accounting method with respect to taxes, (4) settle any material tax claims or (5) take certain other specified actions with respect to taxes;

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incur or authorize capital expenditures, other than to the extent that such capital expenditures are otherwise consistent in all material respects with Activision Blizzard’s capital expenditure budget or are pursuant to agreements in effect prior to the date of the merger agreement, in each case as set forth in the confidential disclosure letter to the merger agreement;

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enter into, modify or terminate certain contracts other than in the ordinary course of business;

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fail to use reasonable best efforts to maintain insurance at or more than current levels;

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engage in any transaction with any affiliate or person that would be required to be disclosed pursuant to Item 404 of Regulation S-K;

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grant refunds that would be material to Activision Blizzard and its subsidiaries, taken as a whole, or materially alter payment and collection practices;

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waive, grant or transfer any material right of Activision Blizzard or its subsidiaries;

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effect certain layoffs affecting any site of employment or employee located in the United States;

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voluntarily recognize any labor union, works council or similar employee organization or enter into a collective bargaining agreement;

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acquire (by merger, consolidation or acquisition of stock or assets or otherwise), or make any investments in, any interest in any assets or any other person, except for acquisitions or investments under certain thresholds;

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make any loans, advances or capital contributions to, or investments for treasury management purposes in, any person, except for certain exceptions;

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(1) sell or otherwise dispose of (by merger, consolidation or disposition of stock or assets or otherwise) any assets constituting a material line of business or (2) subject to a lien, sell, transfer, license or otherwise dispose of any other material assets of Activision Blizzard or any of its subsidiaries or any material items of Activision Blizzard’s intellectual property, other than licenses granted by Activision Blizzard or its subsidiaries in the ordinary course of business consistent with past practice;

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except as required by applicable law (as determined by Activision Blizzard in its reasonable judgment), modify certain of its privacy policies or the integrity, security or operation of the IT assets used in the business of Activision Blizzard or its subsidiaries in any materially adverse manner;

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enter into any new business segment that is not reasonably related to Activision Blizzard’s and its subsidiaries’ existing business segments on the date of the merger agreement;

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enter into agreements of the types listed in the confidential disclosure letter to the merger agreement; or

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enter into, authorize or commit to enter into, an agreement to take any of the foregoing actions.

No Solicitation of Other Offers
Under the merger agreement, from the date of the merger agreement until the effective time of the merger (or the earlier termination of the merger agreement), Activision Blizzard has agreed to cease and cause to be terminated any discussions or negotiations with and terminate any data room or other diligence access of any person, its affiliates and its representatives relating to an acquisition transaction (as defined below) and to request any person who executed a confidentiality agreement in connection with its consideration of acquiring Activision Blizzard to promptly return or destroy any non-public information furnished by or on behalf of Activision Blizzard prior to the date of the merger agreement.
Under the merger agreement, from the date of the merger agreement until the earlier to occur of the termination of the merger agreement and the effective time of the merger, Activision Blizzard has agreed to not, and to not authorize or direct, as the case may be, its subsidiaries and its and their respective representatives to:
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solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal, offer or inquiry that constitutes, or is reasonably expected to lead to, an acquisition proposal (as defined below);

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furnish or otherwise provide access to any non-public information regarding, or to the business, properties, assets, books, records or personnel of, Activision Blizzard or its subsidiaries to any person in connection with, or with the intent to induce the making of, or to knowingly encourage, facilitate or assist an acquisition proposal, offer or inquiry that would reasonably be expected to lead to an acquisition proposal;

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participate or engage in discussions or negotiations with any person with respect to an acquisition proposal or with respect to any inquiries from third parties relating to making a potential acquisition proposal;

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approve, endorse, or recommend any proposal that constitutes, or is reasonably expected to lead to, an acquisition proposal;

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enter into any letter of intent, memorandum of understanding, merger agreement, expense reimbursement agreement, acquisition agreement or other contract relating to an acquisition transaction (as defined below); or

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authorize or commit to do any of the above.

Notwithstanding these restrictions, prior to the adoption of the merger agreement by Activision Blizzard stockholders and after entering into an acceptable confidentiality agreement, Activision Blizzard and the Activision Blizzard Board of Directors (or a committee thereof) may, directly or indirectly through one or more of their representatives (including Activision Blizzard’s legal and financial advisors), furnish information to, and enter into negotiations or discussions with, a person regarding a bona fide written acquisition proposal if: (1) Activision Blizzard, its subsidiaries and its and their respective representatives have not breached any of the conditions above with respect to the acquisition proposal or such person; (2) the Activision Blizzard Board of Directors determines in good faith, after consultation with Activision Blizzard’s financial advisor and outside legal counsel, that such acquisition proposal constitutes or is reasonably likely to lead to a superior proposal (as defined below); (3) the Activision Blizzard Board of Directors determines in good faith, after consultation with Activision Blizzard’s financial advisor and outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law; and (4) Activision Blizzard prior to or contemporaneously makes available to Microsoft any non-public information concerning Activision Blizzard that is provided to such person that was not previously made available to Microsoft.
If (i) Activision Blizzard, its subsidiaries or its or their representatives receives (1) any acquisition proposal or (2) any inquiry from any third person that would reasonably be expected to result in an acquisition proposal, in each case, to the knowledge of Activision Blizzard or any member of the Activision Blizzard Board of Directors; or (ii) any non-public information is requested by any third person that would be reasonably expected to result in an acquisition proposal from or any discussions or negotiations that would be reasonably expected to result in an acquisition proposal are sought by any third person to be initiated or continued with Activision Blizzard or its representatives at any time prior to the earlier to occur of the termination of the merger agreement and the effective time of the merger, Activision Blizzard must promptly (and in all events by the later of (x) 24 hours from the receipt thereof and (y) 5:00 p.m., Pacific time, on the next business day) notify Microsoft of such acquisition proposal or request, including the identity of the person making or submitting the acquisition proposal or request, the material terms and conditions thereof and copies of any written documentation setting forth such terms. Thereafter, Activision Blizzard must keep Microsoft reasonably informed, on a prompt basis, of the status and terms of any such offers or proposals (including any amendments thereto) and the status of any such discussions or negotiations.
For purposes of this proxy statement and the merger agreement:
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an “acquisition proposal” is any offer or proposal (other than an offer or proposal by Microsoft or Sub) relating to an acquisition transaction;

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an “acquisition transaction” is any transaction or series of transactions (other than the merger) involving any:

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direct or indirect purchase or other acquisition by any person or “group” (as defined in the Exchange Act) of persons of securities representing more than 15% of the total outstanding voting power of Activision Blizzard, including pursuant to a tender offer or exchange offer;

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direct or indirect purchase (including by way of a merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction), license or other acquisition by any person or “group” of persons of assets (including equity securities of any subsidiary of Activision Blizzard) constituting or accounting for more than 15% of the revenue, net income or consolidated assets of Activision Blizzard and its subsidiaries, taken as a whole; or

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merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving Activision Blizzard (or any of its subsidiaries whose business accounts for more than 15% of the revenue, net income or consolidated assets of Activision Blizzard and its subsidiaries, taken as a whole) in which the stockholders of Activision Blizzard (or such subsidiary) prior to such transaction will not own at least 85%, directly or indirectly, of the surviving company; and

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a “superior proposal” is a bona fide written acquisition proposal (substituting 50% for 15% in the definition of “acquisition proposal” above) for an acquisition transaction that the Activision Blizzard Board of Directors has determined in good faith (after consultation with Activision Blizzard’s financial advisor and outside legal counsel) is on terms that would be more favorable from a financial point of view than the merger and taking into account any revisions to the merger agreement made or proposed by Microsoft prior to the time of such determination and after taking into account the other factors and matters deemed relevant in good faith by the Activision Blizzard Board of Directors, including the identity of the person making the proposal, the conditionality of such proposal, the likelihood of consummation and the legal, financial (including financing terms), regulatory, timing and other aspects of the proposal.

The Recommendation of the Activision Blizzard Board of Directors; Company Board Recommendation Change
Except as described below, and subject to the provisions described below, the Activision Blizzard Board of Directors has made the recommendation that the holders of shares of common stock vote “FOR” the proposal to adopt the merger agreement. The merger agreement provides that the Activision Blizzard Board of Directors will not effect a company board recommendation change except as described below.
Prior to the adoption of the merger agreement by stockholders, the Activision Blizzard Board of Directors may not (with any action described in the following being referred to as a “company board recommendation change”):
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withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the recommendation of the Activision Blizzard Board of Directors in a manner adverse to Microsoft;

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adopt, approve or recommend an acquisition proposal;

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fail to publicly reaffirm the recommendation of the Activision Blizzard Board of Directors within 10 business days following Microsoft’s written request made promptly following the occurrence of a material event or development relating to or reasonably likely to have a material effect on the merger or the vote by Activision Blizzard’s stockholders at the special meeting (or if the special meeting is scheduled to be held within 10 business days, then within one business day after Microsoft so requests);

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take any formal action or make any recommendation in connection with a tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Activision Blizzard Board of Directors (or a committee thereof) to Activision Blizzard’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Activision Blizzard Board of Directors (or a committee thereof) may refrain from taking a position with respect to an acquisition proposal until the close of business on the 10th business day after the commencement of a tender or exchange offer in connection with such acquisition proposal without such action being considered a violation of the merger agreement); or

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fail to include the recommendation of the Activision Blizzard Board of Directors in this proxy statement.

Notwithstanding the restrictions described above, prior to the adoption of the merger agreement by stockholders, the Activision Blizzard Board of Directors may, upon compliance with the procedures described below, effect a company board recommendation change if (1) other than in connection with a bona fide acquisition proposal that constitutes a superior proposal, there has been an intervening event (as defined below); or (2) Activision Blizzard has received a bona fide written acquisition proposal that the Activision Blizzard Board of Directors has concluded in good faith (after consultation with Activision Blizzard’s financial advisor and outside legal counsel) is a superior proposal, in each case, if the Activision Blizzard Board of Directors determines in good faith (after consultation with Activision Blizzard’s financial advisor and outside legal counsel) that a failure to effect a company board recommendation change would be inconsistent with the Activision Blizzard Board of Directors’ fiduciary duties pursuant to applicable law.

The Activision Blizzard Board of Directors may effect a company board recommendation change but may not terminate the merger agreement in response to an intervening event if and only if:
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Activision Blizzard has provided prior written notice to Microsoft at least three business days in advance to the effect that the Activision Blizzard Board of Directors has (1) made the determination described above; and (2) resolved to effect a company board recommendation change pursuant to the merger agreement, which notice must describe the applicable intervening event in reasonable detail; and

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prior to effecting such company board recommendation change, Activision Blizzard and its representatives, during such three-business day period, must have (1) negotiated with Microsoft and its representatives in good faith (to the extent that Microsoft requests in writing to so negotiate) to make such adjustments to the terms and conditions of the merger agreement so that the Activision Blizzard Board of Directors no longer determines in good faith that the failure to make a company board recommendation change in response to such intervening event would be inconsistent with its fiduciary duties pursuant to applicable law and (2) provided Microsoft and its representatives with an opportunity to make a presentation to the Activision Blizzard Board of Directors regarding the merger agreement and any adjustments with respect thereto (to the extent that Microsoft requests to make such a presentation).

In addition, the Activision Blizzard Board of Directors may effect a company board recommendation change or terminate the merger agreement in response to a bona fide written acquisition proposal that the Activision Blizzard Board of Directors has concluded in good faith (after consultation with Activision Blizzard’s financial advisor and outside legal counsel) is a superior proposal if and only if:
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the Activision Blizzard Board of Directors has determined in good faith (after consultation with Activision Blizzard’s financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law;

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such acquisition proposal did not result from a breach of Activision Blizzard’s non-solicitation obligations under the merger agreement;

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Activision Blizzard has provided prior written notice to Microsoft at least three business days in advance to the effect that the Activision Blizzard Board of Directors has (1) received a bona fide written acquisition proposal that has not been withdrawn; (2) concluded in good faith that such acquisition proposal constitutes a superior proposal and (3) resolved to effect a company board recommendation change or to terminate the merger agreement, which notice will describe the basis for such company board recommendation change or termination, including the identity of the person or “group” of persons making such acquisition proposal, the material terms and conditions of such acquisition proposal and copies of all relevant documents relating to such acquisition proposal; and

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prior to effecting such company board recommendation change or termination, Activision Blizzard and its representatives, during the three business day notice period described above, have (1) negotiated with Microsoft and its representatives in good faith (to the extent that Microsoft requests in writing to so negotiate) to make such adjustments to the terms and conditions of the merger agreement so that such acquisition proposal would cease to constitute a superior proposal; and (2) provided Microsoft and its representatives with an opportunity to make a presentation to the Activision Blizzard Board of Directors regarding the merger agreement and any adjustments with respect thereto (to the extent that Microsoft requests to make such a presentation).

In the event of any material revision to any such bona fide written acquisition proposal described above, Activision Blizzard has also agreed to deliver a new notice to Microsoft and comply with the above procedures with respect to such new written notice (with the notice period being two business days, except that such notice period will not shorten the aforementioned original three-day notice period) and prior to effecting a company board recommendation change or terminating the merger agreement, at the end of the relevant notice period, the Activision Blizzard Board of Directors must have in good faith (after consultation with Activision Blizzard’s financial advisor and outside legal counsel) reaffirmed its determination that such bona fide written acquisition proposal is a superior proposal.

For purposes of this proxy statement and the merger agreement, an “intervening event” means any positive change, effect, development, circumstance, condition, event or occurrence that (1) materially improves the business, assets or operations of Activision Blizzard, (2) as of the date of the merger agreement was not known to the Activision Blizzard Board of Directors, or the consequences of which (based on facts known to the members of the Activision Blizzard Board of Directors as of the date of the merger agreement) were not reasonably foreseeable as of the date of the merger agreement and (3) does not relate to any acquisition proposal.
Stockholder Meeting
Activision Blizzard has agreed to take all necessary action to establish a record date for, duly call, give notice of, convene and hold the special meeting as promptly as reasonably practicable and on or around the 20th business day following the commencement of the mailing of this proxy statement (or on such other date elected by Activision Blizzard with Microsoft’s consent, which consent will not be unreasonably withheld, conditioned or delayed) for the sole purpose of voting upon the adoption of the merger agreement, obtaining advisory approval of the compensation that Activision Blizzard’s named executive officers may receive in connection with the merger, and, if applicable, for Activision Blizzard’s stockholders to act on such other matters of procedure required in connection with the adoption of the merger agreement and matters required by applicable law to be voted on by Activision Blizzard’s stockholders in connection with the adoption of the merger agreement. Activision Blizzard is permitted to postpone or adjourn the special meeting in certain circumstances related to soliciting additional proxies or requirements of applicable law.
Employee Matters
Following the merger, the surviving corporation will honor all employee plans and compensation and severance arrangements as in effect immediately prior to the effective time, which we refer to as the “Activision Blizzard Plans.” However, the surviving corporation may amend or terminate any such arrangements in accordance with their terms or if required by law, and neither Microsoft nor the surviving corporation will be obligated to continue any such employee plans.
Subject to any collective bargaining agreement, during the twelve-month period following the merger, the surviving corporation will (and Microsoft will cause the surviving corporation to) either:
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maintain for the benefit of each employee of Activision Blizzard who remains employed after the closing, whom we refer to as “continuing employees,” the Activision Blizzard Plans (other than those providing for equity awards) at benefit levels that are, in the aggregate, no less than those in effect at Activision Blizzard on the date of the merger agreement, and provide target cash compensation and benefits (other than any equity-based compensation, retention, transaction, milestone or other one-time bonus or payment) to each continuing employee pursuant to the Activision Blizzard Plans;

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provide target cash compensation (other than any equity-based compensation, retention, transaction, milestone or other one-time bonus or payment), benefits and severance payments to each continuing employee that, taken as a whole, are no less favorable in the aggregate than the target cash compensation (other than any equity-based compensation, retention, transaction, milestone or other one-time bonus or payment), benefits and severance payments provided to such continuing employee immediately prior to the effective time; or

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provide some combination of the two options described above such that each continuing employee receives target cash compensation, benefits and severance payments that, taken as a whole, are no less favorable in the aggregate than the target cash compensation (other than any equity-based compensation, retention, transaction, milestone or other one-time bonus or payment), benefits and severance payments and benefits provided to such continuing employee immediately prior to the effective time.

Notwithstanding the obligations provided for above, Microsoft’s standard compensation, benefits and/or severance that are provided to any continuing employee and that would be provided to a similarly situated Microsoft employee will satisfy Microsoft’s and the surviving corporation’s obligations to any continuing employees.

Microsoft has agreed to give credit to continuing employees who, after the merger, participate in employee benefit plans maintained by Microsoft for all service with Activision Blizzard and its subsidiaries before the merger for purposes of eligibility to participate, vesting and entitlement to benefits (other than for purposes of benefit accruals under any defined benefit pension plan or post-employment welfare plan, except that such service need not be credited to the extent that it would result in duplication of benefits). Microsoft will credit each continuing employee with accrued but unused vacation or paid time off in accordance with Activision Blizzard’s vacation or paid time off policies in effect immediately prior to the merger.
With respect to any employee benefit plans maintained by Microsoft in which continuing employees are eligible to participate after the closing, Microsoft has agreed that it will:
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provide that each continuing employee will be immediately eligible to participate in each Microsoft plan, without any waiting period, to the extent that coverage under the Microsoft plan replaces coverage under a comparable Activision Blizzard plan;

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cause all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements under any Microsoft plan providing medical, dental, pharmaceutical, vision or disability benefits to any continuing employee to be waived for the continuing employee and his or her covered dependents to the extent waived under the corresponding Activision Blizzard plan;

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cause any eligible expenses incurred by a continuing employee and his or her covered dependents during the portion of the plan year of the Activision Blizzard plan ending on the date that the continuing employee’s participation in the corresponding Microsoft plan begins to be given full credit under the Microsoft plan for purposes of satisfying all deductible, co-insurance and maximum out-of-pocket requirements applicable to the continuing employee and his or her covered dependents for the plan year as if the amounts had been paid under the Microsoft plan, to the extent credited under the corresponding Activision Blizzard plan; and

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credit any continuing employee’s accounts under any Microsoft flexible spending plan with any unused balance in the continuing employee’s account.

Efforts to Close the Merger
Under the merger agreement, Microsoft, Sub and Activision Blizzard agreed to use reasonable best efforts to take, or cause to be taken, all actions and assist and cooperate with the other parties, in each case as are necessary, proper or advisable to consummate the merger and effect the other contemplated transactions thereunder, including using their reasonable best efforts to cause the conditions to closing the merger described below to be satisfied, comply with all regulatory notification requirements and obtain all regulatory approvals required to consummate the merger and effect the other contemplated transactions thereunder and use reasonable best efforts to seek to obtain any required consents under Activision Blizzard’s material contracts.
Additionally, under the merger agreement, if and to the extent necessary to obtain regulatory approval of the merger, Microsoft, Sub and, solely to the extent requested by Microsoft, Activision Blizzard agreed to (1) offer and effect the divestiture or other disposition of any capital stock or assets of Activision Blizzard or its subsidiaries and (2) contest, defend and appeal any legal proceeding challenging the merger agreement or the consummation of the merger. Notwithstanding the foregoing, Microsoft is not obligated to take any action that would reasonably be expected to (i) have a material adverse impact on Activision Blizzard and its subsidiaries, taken as a whole, (ii) have a material impact on the benefits expected to be derived from the merger by Microsoft or (iii) have a more than immaterial impact on any business or product line of Microsoft.
Indemnification and Insurance
The merger agreement provides that the surviving corporation will (and Microsoft will cause the surviving corporation to) honor and fulfill the obligations of Activision Blizzard pursuant to any indemnification agreements that are set forth in the confidential disclosure letter to the merger agreement, which were in effect on the date of the merger agreement between Activision Blizzard, on the one hand, and the current or former directors and officers of Activision Blizzard, on the other hand, and the indemnification, exculpation and advancement of expenses set forth in Activision Blizzard’s certificate of incorporation and bylaws in effect on the date of the merger agreement with respect to any of Activision Blizzard’s current or former directors and officers.
In addition, the merger agreement provides that, during the six-year period commencing at the effective time of the merger, the surviving corporation will (and Microsoft will cause the surviving corporation to) indemnify and hold harmless each current or former director or officer of Activision Blizzard or its subsidiaries, to the fullest extent permitted by law, from and against all costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any legal proceeding arising, directly or indirectly, out of or pertaining, directly or indirectly, to (1) any action or omission, or alleged action or omission, in such indemnified person’s capacity as a director, officer, employee or agent of Activision Blizzard or its subsidiaries or other affiliates (regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the effective time of the merger); and (2) the merger, as well as any actions taken by Activision Blizzard, Microsoft or Sub with respect thereto. The merger agreement also provides that the surviving corporation will advance all fees and expenses (including fees and expenses of any counsel) as incurred by any such indemnified person in the defense of such legal proceeding.
In addition, without limiting the foregoing, unless Activision Blizzard has purchased a “tail” policy prior to the effective time of the merger (which Activision Blizzard may purchase; provided that the premium for such insurance does not exceed 350% of the aggregate annual premiums paid by Activision Blizzard in its last full fiscal year), the merger agreement requires Microsoft to cause the surviving corporation to maintain, on terms no less advantageous to the indemnified parties, Activision Blizzard’s directors’ and officers’ insurance policies for a period of at least six years commencing at the effective time of the merger. Neither Microsoft nor the surviving corporation will be required to pay premiums for such policy to the extent such premiums exceed, on an annual basis, 350% of the aggregate annual premiums paid by Activision Blizzard in its last full fiscal year, and if the premium for such insurance coverage would exceed such amount Microsoft will be obligated to cause the surviving corporation to obtain the greatest coverage available for a cost equal to such amount. The merger agreement also provides that the indemnified parties are third-party beneficiaries of the indemnification and insurance provisions in the merger agreement and are entitled to enforce such provisions.
For more information, refer to the section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Interests of the Non-Employee Directors and Executive Officers of Activision Blizzard in the Merger” beginning on page 58.
Specified and Transaction Litigation
Activision Blizzard will (1) provide Microsoft with prompt notice of any material updates to certain litigation matters set forth in the confidential disclosure letter to the merger agreement, (2) keep Microsoft reasonably informed with respect to the status thereof and (3) consult with Microsoft with regard to the defense and settlement of any such litigation and consider in good faith Microsoft’s advice with respect to such litigation.
Activision Blizzard will (1) provide Microsoft with prompt notice of all transaction litigation relating to the merger agreement; (2) keep Microsoft reasonably informed with respect to the status thereof; (3) give Microsoft the opportunity to participate in the defense, settlement or prosecution of any such litigation; and (4) consult with Microsoft with respect to the defense, settlement or prosecution of any such litigation and consider in good faith Microsoft’s advice with respect to such litigation. Activision Blizzard may not compromise, settle or come to an arrangement, or agree to do any of the foregoing, regarding any such litigation without Microsoft’s prior written consent.
Conditions to the Closing of the Merger
The obligations of Microsoft and Sub, on the one hand, and Activision Blizzard, on the other hand, to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following conditions:

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the adoption of the merger agreement by the requisite affirmative vote of Activision Blizzard stockholders;

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the expiration or termination of the applicable waiting period under, or obtaining all requisite clearances, consents and approvals pursuant to the HSR Act and the antitrust and foreign investment laws of certain specified countries, which we refer to as the “regulatory conditions”; and

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the absence of any temporary restraining order, preliminary or permanent injunction or other judgment or order issued by a court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the merger and that is in effect, governmental action or statute, rule, regulation or order having been enacted, entered, enforced or deemed applicable to the merger that, in each case, prohibits, makes illegal or enjoins (or seeks to prohibit, make illegal or enjoin) the consummation of the merger or which imposes or seeks to impose a burdensome condition, which we refer to as the “injunction condition.”

In addition, the obligations of Microsoft and Sub to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions:
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the representations and warranties of Activision Blizzard relating to organization, good standing, corporate power, enforceability, approval of the Activision Blizzard Board of Directors, opinion of Activision Blizzard’s financial advisor, anti-takeover laws, requisite stockholder approval, the absence of any Company Material Adverse Effect and brokers’ fees being true and correct in all material respects as of the date of the merger agreement and as of the date on which the closing occurs as if made at and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will have been true and correct as of such earlier date), unless any such representations or warranties are qualified by “material,” “materiality” or Company Material Adverse Effect, in which case, such representations and warranties will have been true and correct (without disregarding such “material,” “materiality” or Company Material Adverse Effect qualifications) as of the date on which the closing occurs as if made at and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will have been so true and correct as of such earlier date);

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the representations and warranties of Activision Blizzard relating to certain aspects of the capitalization of Activision Blizzard’s subsidiaries being true and correct in all material respects as of the date of the merger agreement and as of the date on which the closing occurs as if made at and as of such date;

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the representations and warranties of Activision Blizzard relating to certain aspects of Activision Blizzard’s capitalization being true and correct as of the date of the merger agreement and as of the date on which the closing occurs as if made at and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such inaccuracies that are de minimis in the aggregate (viewed in the context of Activision Blizzard’s total capitalization);

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the other representations and warranties of Activision Blizzard set forth elsewhere in the merger agreement being true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of the merger agreement and as of the date on which the closing occurs as if made at and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that would not have or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

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Activision Blizzard having performed and complied in all material respects with all covenants and obligations of the merger agreement required to be performed and complied with by it at or prior to the effective time of the merger;

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the receipt by Microsoft and Sub of a customary closing certificate of Activision Blizzard; and

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the absence of any Company Material Adverse Effect having occurred after the date of the merger agreement that is continuing as of the effective time of the merger.

In addition, the obligation of Activision Blizzard to consummate the merger is subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions:
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the representations and warranties of Microsoft and Sub set forth in the merger agreement being true and correct as of the date of the merger agreement and as of the date on which the closing occurs as if made at and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for any such failure to be true and correct that would not have or reasonably be expected to have, individually or in the aggregate, an effect that would, or would reasonably be expected to, prevent or materially impede or materially delay, or prevents or materially impedes or materially delays, the consummation by Microsoft or Sub of the merger;

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Microsoft and Sub having performed and complied in all material respects with all covenants and obligations of the merger agreement required to be performed and complied with by Microsoft or Sub at or prior to the effective time of the merger; and

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the receipt by Activision Blizzard of a customary closing certificate of Microsoft and Sub.

Termination of the Merger Agreement
The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the adoption of the merger agreement by Activision Blizzard stockholders, in the following ways:
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by mutual written agreement of Activision Blizzard and Microsoft;

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by either Activision Blizzard or Microsoft if:

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(1) a permanent injunction or similar judgment or order issued by a court or other legal restraint prohibiting consummation of the merger is in effect, or any action taken by a governmental authority prohibiting the merger has become final and non-appealable or (2) any statute, regulation or order prohibiting the merger has been enacted (except that a party may not terminate the merger agreement pursuant to this provision if such party’s material breach of any provision of the merger agreement is the primary cause of the failure of the merger to be consummated by the termination date (as defined below));

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the merger has not been consummated before 11:59 p.m., Pacific time, on January 18, 2023, which we refer to as the “termination date,” except that (i) if all conditions have been satisfied (other than those conditions to be satisfied at the time of closing of the merger) or waived (to the extent permitted by applicable law) by that date, but on that date the regulatory conditions or the injunction condition (solely with respect to antitrust, competition or foreign investment laws) has not been satisfied, then the termination date will automatically be extended to 11:59 p.m., Pacific time, on April 18, 2023 and (ii) if all conditions have been satisfied (other than those conditions to be satisfied at the time of closing of the merger) or waived (to the extent permitted by applicable law) by April 18, 2023, but on that date the regulatory conditions or the injunction condition (solely with respect to antitrust, competition or foreign investment laws) has not been satisfied, then the termination date will automatically be extended to 11:59 p.m., Pacific time, on July 18, 2023, except that a party may not terminate the merger agreement pursuant to this provision if such party’s material breach of any provision of the merger agreement is the primary cause of the failure of the merger to be consummated by the termination date; or

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the Activision Blizzard stockholders do not adopt the merger agreement at the special meeting (except that a party may not terminate the merger agreement pursuant to this provision if such party’s material breach of the merger agreement is the primary cause of the failure to obtain the approval of the Activision Blizzard stockholders at the special meeting); and

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by Activision Blizzard if:

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after a cure period (if capable of being cured by the termination date), Microsoft or Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements in the merger agreement, such that the related closing condition would not be satisfied (but Activision Blizzard may not so terminate the merger agreement if the breach was cured prior to termination or if its own breach, failure to perform or comply with the merger agreement or inaccuracy of its representations and warranties causes the failure of the closing conditions in respect of Activision Blizzard’s performance of its covenants or accuracy of its representations and warranties to have been satisfied); or

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prior to the adoption of the merger agreement by Activision Blizzard stockholders, (1) Activision Blizzard has received a superior proposal; (2) the Activision Blizzard Board of Directors has authorized Activision Blizzard to enter into an agreement to consummate the transaction contemplated by such superior proposal; (3) Activision Blizzard pays Microsoft a $2,270,100,000 termination fee; and (4) Activision Blizzard has complied with its non-solicitation obligations under the merger agreement; and

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by Microsoft if:

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after a cure period (if capable of being cured by the termination date), Activision Blizzard has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements in the merger agreement, such that the related closing condition would not be satisfied (but Microsoft may not so terminate the merger agreement if the breach was cured prior to termination or if its own breach, failure to perform or comply with the merger agreement or inaccuracy of its representations and warranties causes the failure of the closing conditions in respect of Microsoft’s performance of its covenants or accuracy of its representations and warranties to have been satisfied); or

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the Activision Blizzard Board of Directors has effected a company board recommendation change.

In the event that the merger agreement is terminated pursuant to the termination rights above, the merger agreement will be of no further force or effect without liability of any party to the other parties (or their representatives), as applicable, except certain sections of the merger agreement will survive the termination of the merger agreement in accordance with their respective terms, including terms relating to termination fees. Notwithstanding the foregoing, nothing in the merger agreement will relieve any party from any liability for any willful breach of any representation, warranty, covenant or agreement contained in the merger agreement. In addition, no termination of the merger agreement will affect the rights or obligations of any party pursuant to the confidentiality agreement between Microsoft and Activision Blizzard, which rights, obligations and agreements will survive the termination of the merger agreement in accordance with their respective terms.
Termination Fee
If the merger agreement is terminated in specified circumstances, Activision Blizzard has agreed to pay Microsoft a termination fee of $2,270,100,000.
Microsoft will be entitled to receive the termination fee from Activision Blizzard if the merger agreement is terminated:
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(A) by Microsoft because (1) the merger has not closed as of the termination date and at the time of such termination, either (x) the special meeting has not yet been held or (y) each of the regulatory conditions or the injunction condition has not been satisfied, and the primary cause of the failure of any such condition to have been satisfied was a breach of the merger agreement by Activision Blizzard, (2) Activision Blizzard has materially breached its representations, warranties, covenants or agreements in the merger agreement or (3) Activision Blizzard stockholders fail to adopt the merger agreement at the special meeting; (B) following the date of the merger agreement and prior to its termination, an acquisition proposal has been publicly announced by Activision Blizzard; and (C) Activision Blizzard enters into an agreement relating to, or consummates, an acquisition transaction within one year of the termination of the merger agreement (provided that, for purposes of the termination fee, all references to “15%” in the definition of “acquisition transaction” are deemed to be references to “50%”);
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by Microsoft, because the Activision Blizzard Board of Directors has effected a company board recommendation change; or

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by Activision Blizzard, to enter into an alternative acquisition agreement with respect to a superior proposal.

Reverse Termination Fee
If the merger agreement is terminated in specified circumstances, Microsoft has agreed to pay Activision Blizzard a reverse termination fee of (i) $2,000,000,000, if the termination notice is provided prior to January 18, 2023, (ii) $2,500,000,000, if the termination notice is provided after January 18, 2023 and prior to April 18, 2023 or (iii) $3,000,000,000, if the termination notice is provided after April 18, 2023.
Activision Blizzard will be entitled to receive the reverse termination fee from Microsoft if the merger agreement is terminated:
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by either Microsoft or Activision Blizzard due to (1) a permanent injunction or other judgment or order arising from antitrust laws having been issued by a court or other legal or regulatory restraint or prohibition arising from antitrust laws preventing the consummation of the merger being in effect, or any action having been taken by a governmental authority arising from antitrust laws that, in each case, prohibits, makes illegal or enjoins the consummation of the merger and that has become final and non-appealable; or (2) any statute, rule, regulation or order arising from antitrust laws having been enacted, entered, enforced or deemed applicable to the merger that prohibits, makes illegal or enjoins the consummation of the merger, except that this termination right will not be available if the terminating party’s material breach of any provision of the merger agreement is the primary cause of the failure of the merger to be consummated by the termination date; or

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by either Microsoft or Activision Blizzard if (1) the merger has not been consummated by the termination date, as may be extended pursuant to the merger agreement, except that this termination right is not available if the terminating party’s material breach of any provision of the merger agreement is the primary cause of the failure of the merger to be consummated by the termination date, and (2) all conditions to the merger agreement are satisfied (other than those conditions to be satisfied at the time of the closing of the merger, each of which is capable of being satisfied at closing) or waived (where permissible pursuant to applicable law), other than the regulatory conditions or injunction condition solely with respect to antitrust laws, except that in either case, Activision Blizzard is not then in material breach of any provision of the merger agreement (provided that any breach by Activision Blizzard that is the primary cause of the failure of any condition to the merger agreement to be satisfied is a material breach).

As used herein, “antitrust laws” are collectively (i) the Sherman Antitrust Act of 1890, (ii) the Clayton Antitrust Act of 1914, (iii) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) the Federal Trade Commission Act of 1914 and (v) all other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the merger.
Specific Performance
Microsoft, Sub and Activision Blizzard are entitled to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the merger agreement and to enforce the terms of the merger agreement, in addition to any other remedy to which they are entitled at law or in equity.
Fees and Expenses
Except in specified circumstances, whether or not the merger is completed, Activision Blizzard, on the one hand, and Microsoft and Sub, on the other hand, are each responsible for all of their respective costs and expenses incurred in connection with the merger and the other transactions contemplated by the merger agreement.

Amendment
Subject to applicable law, the merger agreement may be amended in writing by the parties at any time prior to closing of the merger, whether before or after adoption of the merger agreement by stockholders. However, after adoption of the merger agreement by stockholders, no amendment that requires further approval by such stockholders pursuant to the DGCL may be made without such approval.
Governing Law; Venue
The merger agreement is governed by Delaware law. The exclusive venue for disputes is the Court of Chancery of the State of Delaware or, to the extent that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, any state or federal court in the State of Delaware.

PROPOSAL 2: ADVISORY VOTE ON MERGER-RELATED EXECUTIVE
COMPENSATION ARRANGEMENTS
The Merger-Related Compensation Proposal
Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide our stockholders with the opportunity to vote to approve, on an advisory non-binding basis, the payment of certain compensation that will or may become payable to the named executive officers of Activision Blizzard in connection with the merger, as disclosed in the section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Interests of the Non-Employee Directors and Executive Officers of Activision Blizzard in the Merger — Golden Parachute Compensation” beginning on page 64.
We are asking our stockholders to approve, on an advisory basis, a resolution relating to the compensation that will or may become payable by Activision Blizzard to the named executive officers of Activision Blizzard in connection with the merger. Any compensation that may be provided to Activision Blizzard’s named executive officers by Microsoft after the closing is not subject to this advisory, non-binding vote.
The Activision Blizzard Board of Directors encourages you to review carefully the named executive officer merger-related compensation information disclosed in this proxy statement. The Activision Blizzard Board of Directors unanimously recommends that you vote “FOR” the following resolution:
“RESOLVED, that the stockholders of Activision Blizzard, Inc. approve, on a non-binding, advisory basis, the compensation that will or may become payable to Activision Blizzard’s named executive officers that is based on or otherwise relates to the merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled ‘Proposal 1: Adoption of the Merger Agreement — The Merger — Interests of the Non-Employee Directors and Executive Officers of Activision Blizzard in the Merger — Golden Parachute Compensation’ in Activision Blizzard’s proxy statement for the special meeting.”
Stockholders should note that this proposal is not a condition to completion of the merger, and, as an advisory vote, the result will not be binding on Activision Blizzard, the Activision Blizzard Board of Directors or Microsoft. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is consummated, our named executive officers will be entitled to receive the compensation that is based on or otherwise relates to the merger in accordance with the terms and conditions applicable to those payments.
Vote Required and Board of Directors Recommendation
Approval of the merger-related compensation proposal requires the affirmative vote of a majority of the voting power of the shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present.
If you are present at the special meeting in person or by proxy and abstain from voting or otherwise do not vote, it will have the same effect as a vote “AGAINST” the merger-related compensation proposal. If you are not present at the special meeting in person or by proxy, your shares of Activision Blizzard common stock will not be counted as voting power present for purposes of voting on the merger-related compensation proposal, and therefore will have no effect on the merger-related compensation proposal. Broker non-votes will have the same effect as not being present at the special meeting, and therefore will have no effect on the merger-related compensation proposal (assuming a quorum is present).
The Activision Blizzard Board of Directors unanimously recommends that you vote “FOR” the merger-related compensation proposal.

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING
The Adjournment Proposal
We are asking you to approve a proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, for the purpose of soliciting additional proxies to vote in favor of the proposal to adopt the merger agreement. If our stockholders approve the adjournment proposal, we could adjourn the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that previously returned properly executed proxies voting against the proposal to adopt the merger agreement. Among other things, the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the proposal to adopt the merger agreement such that the proposal to adopt the merger agreement would be defeated, we could adjourn the special meeting without a vote on the proposal to adopt the merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of the proposal to adopt the merger agreement. Additionally, whether or not there is a quorum, the presiding person of the special meeting has the power to adjourn the special meeting from time to time until a quorum is present.
Vote Required and Board of Directors Recommendation
The approval of the adjournment proposal requires the affirmative vote of a majority of the voting power of the shares of Activision Blizzard common stock entitled to vote which are present, in person or by proxy, provided a quorum is present.
If you are present at the special meeting, in person or by proxy, and abstain from voting or otherwise do not vote, it will have the same effect as a vote “AGAINST” the adjournment proposal. If you are not present at the special meeting, in person or by proxy, your shares of Activision Blizzard common stock will not be counted as voting power present for purposes of voting on the adjournment proposal, and therefore will have no effect on the adjournment proposal. Broker non-votes will have the same effect as not being present at the special meeting, and therefore will have no effect on the adjournment proposal (assuming a quorum is present).
The Activision Blizzard Board of Directors unanimously recommends that you vote “FOR” the adjournment proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The tables below set forth, as of February 1, 2022 (unless otherwise indicated), certain information regarding beneficial ownership of Activision Blizzard common stock. Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of Activision Blizzard common stock that they beneficially own, subject to applicable community property laws. All shares of Activision Blizzard common stock subject to stock awards exercisable or scheduled to be issued within 60 days of February 1, 2022 are deemed to be outstanding and beneficially owned by the persons holding those stock awards for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.
Subject to the paragraph above, percentage ownership of outstanding shares is based on 779,152,676 shares of Activision Blizzard common stock outstanding as of February 1, 2022.
Ownership by Our Directors and Executive Officers
The following table sets forth information, as of February 1, 2022, with respect to the beneficial ownership of Activision Blizzard common stock by (1) Activision Blizzard’s named executive officers, (2) each director and each nominee for election as director and (3) all current executive officers and directors as a group. Unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by such shareholder.
	Shares of Activision Blizzard Common Stock Beneficially Owned
Name	Shares Owned (#)	Right to Acquire(1) (#)	Total Shares Owned plus Right to Acquire (#)	Percent of Outstanding Shares(2) (%)
Daniel Alegre	14,563	137,879(3)	152,442	*
Reveta Bowers	15,284(4)	671(5)	15,955	*
Brian Bulatao	—	15,747(6)	15,747	*
Robert Corti	121,016(7)	671(5)	121,687	*
Grant Dixton	—	—	—	*
Dennis Durkin	157,559	—	157,559	*
Hendrik Hartong III	38,172(8)	671(5)	38,843	*
Brian Kelly	1,134,685(9)	81,347(10)	1,216,032	*
Robert Kotick	4,317,285(11)	2,201,878(12)	6,519,163	*
Barry Meyer	51,052(13)	671(14)	51,723	*
Robert Morgado	119,419(15)	44,671(16)	164,090	*
Claudine Naughton	—	—	—	*
Peter Nolan	220,778(17)	671(5)	221,449	*
Dawn Ostroff	4,767	671(5)	5,438	*
Chris Walther	39,684(18)	—	39,684	*
Casey Wasserman	23,059(19)	671(5)	23,730	*
Armin Zerza	—	59,067(20)	59,067	*
All current directors and executive officers as a group (14 persons)	6,060,080(21)	2,545,286(22)	8,605,365	1.10%

*
Less than 1%.

(1)
Consists of shares of Activision Blizzard common stock that may be acquired upon (a) the exercise of stock options to purchase shares of Activision Blizzard common stock that are exercisable on or within

60 days of February 1, 2022 (i.e., by April 2, 2022) and (b) the vesting of restricted share units reflecting the right to receive shares of Activision Blizzard common stock that vest or the settlement of vested restricted share units that settle, within 60 days of February 1, 2022 (i.e., by April 2, 2022).
(2)
The percent of outstanding shares was calculated by dividing the number of shares of Activision Blizzard common stock beneficially owned by each beneficial owner or group of beneficial owners as of February 1, 2022 (including the number of shares that each beneficial owner or group of beneficial owners had the right to acquire within 60 days of that date) by the sum of (a) the total number of shares of Activision Blizzard common stock outstanding on that date (i.e., 779,152,676) and (b) the number of shares that may be acquired by such beneficial owner or group of beneficial owners within 60 days of that date.

(3)
Consists of options to purchase shares of Activision Blizzard common stock. Does not include 63,840 shares, assuming target performance, underlying PSUs that are subject to vesting on March 30, 2022 to the extent that performance objectives are achieved.

(4)
Consists of shares of Activision Blizzard common stock held by the Bowers Family Trust of 2004. Ms. Bowers and her husband, Bobbie S. Bowers, are co-trustees and share voting and investment power with respect to those securities.

(5)
Consists of RSUs.

(6)
Consists of options to purchase shares of Activision Blizzard common stock. Does not include 14,415 shares PSUs, assuming target performance, that are subject to vesting on March 30, 2022 to the extent that performance objectives are achieved.

(7)
Consists of (a) 59,409 shares held by the Jo Ann Corti Revocable Trust and (b) 61,607 shares held by the Robert J. Corti Revocable Trust.

(8)
Consists of (a) 37,172 shares directly held by Mr. Hartong and (b) 1,000 shares held in a trust for Mr. Hartong’s son.

(9)
Consists of (a) 21,555 shares directly held by Mr. Kelly, (b) 574,721 shares held by ASAC TJKS LLC, a limited liability company managed by Mr. Kelly, (c) one share held by ASAC II LLC, a limited liability company of which Messrs. Kelly and Kotick are the managers, as to which Mr. Kelly disclaims beneficial ownership except to the extent of his pecuniary interest therein, (d) 505,949 shares held by the 31427N Trust, of which Mr. Kelly is the trustee, as to which Mr. Kelly disclaims beneficial ownership, (e) 32,457 shares held by the Brian & Joelle Kelly Family Foundation, a charitable foundation of which Mr. Kelly is a trustee, as to which Mr. Kelly disclaims beneficial ownership and (f) two shares held indirectly by Delmonte Investments, LLC, of which Mr. Kelly is a member and manager.

(10)
Consists of (a) options to purchase 80,676 shares of Activision Blizzard common stock and (b) 671 RSUs.

(11)
Consists of (a) 3,908,698 shares of Activision Blizzard common stock held in the 10122B Trust, of which Mr. Kotick is the trustee and the sole beneficiary, (b) one share held by ASAC II LLC, a limited liability company of which Messrs. Kelly and Kotick are the managers, as to which Mr. Kotick disclaims beneficial ownership except to the extent of his pecuniary interest therein, (c) 36,918 shares held in a grantor retained annuity trust for the benefit of Mr. Kotick’s immediate family, as to which Mr. Kotick disclaims beneficial ownership, (d) 371,666 shares held in the 1011 Foundation, Inc., a charitable foundation of which Mr. Kotick is the president, as to which Mr. Kotick disclaims beneficial ownership and (e) two shares held indirectly by Delmonte Investments, LLC, of which Mr. Kotick is a member and manager.

(12)
Consists of options to purchase shares of Activision Blizzard common stock.

(13)
Consists of (a) 25,525 shares held by The Barry Meyer Separate Property Trust, a trust for the benefit of Mr. Meyer’s wife and children of which Mr. Meyer is the trustee and (b) 25,527 shares held by The Barry and Wendy Meyer Trust, of which Mr. Meyer and his wife, Wendy Meyer, are co-trustees and share voting and investment power with respect thereto.

(14)
Consists of (a) 335 RSUs held by The Barry Meyer Separate Property Trust, a trust for the benefit of Mr. Meyer’s wife and children of which Mr. Meyer is the trustee and (b) 336 RSUs held by The Barry and Wendy Meyer Trust, of which Mr. Meyer and his wife, Wendy Meyer, are co-trustees and share voting and investment power with respect thereto.

(15)
Consists of (a) 79,928.32 shares of Activision Blizzard common stock held by Mr. Morgado and (b) 39,490.68 shares held by the Robert J. and Mary Lou Morgado Charitable Trust, a charitable foundation of which Mr. Morgado is a trustee, as to which Mr. Morgado disclaims beneficial ownership.

(16)
Consists of (a) options to purchase 44,000 shares of Activision Blizzard common stock and (b) 671 RSUs.

(17)
Consists of (a) 85,721 shares of Activision Blizzard common stock held by Mr. Nolan, (b) 101,507 shares held by the Nolan Family Trust and (c) 33,550 shares held by MIROEL Investments, LLC, of which Mr. Nolan owns one percent and the remainder is split among three trusts for the benefit of Mr. Nolan’s children and the Nolan Family Trust.

(18)
Consists of shares held in the Walther-Stockton 2013 Family Trust. Mr. Walther and his wife, Susan Stockton, are co-trustees of the trust and share voting and investment power with respect to those securities.

(19)
Consists of (a) 23,054 shares of Activision Blizzard common stock held by the Casey Wasserman Living Trust and (b) 5.46 shares held by Mr. Wasserman’s wife.

(20)
Consists of (a) options to purchase 53,355 shares of Activision Blizzard common stock and (b) 5,712 RSUs. Does not include 19,483 shares underlying PSUs, assuming target performance, that are subject to vesting on March 30, 2022 to the extent that performance objectives are achieved.

(21)
Includes shares of Activision Blizzard common stock held indirectly by the individuals named in the table as described above, except for Messrs. Durkin and Walther, and Ms. Naughton, who served as executive officers during 2021, but are no longer employed by the Company.

(22)
Consists of (a) options to purchase 2,533,535 shares of Activision Blizzard common stock and (b) 11,751 RSUs.

Ownership of More than 5% of Activision Blizzard Common Stock
The following table sets forth information as to any person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of more than 5% of Activision Blizzard common stock. The information in the table is based on a review of filings made with the SEC on Schedules 13D and 13G and the assumption that each of the persons named in the table continued to own the number of shares reflected in the table on February 1, 2022. As of February 1, 2022, there were 779,152,676 shares of Activision Blizzard common stock outstanding.
Name and Address of Beneficial Owner	Shares of Activision Blizzard Beneficially Owned	Percent of Outstanding Shares
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	64,883,729(1)	8.33%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	61,381,263(2)	7.88%
Capital International Investors 333 South Hope Street, 55th Fl. Los Angeles, CA 90071	41,106,446(3)	5.28%

(1)
This information is based solely on a Schedule 13G/A filed with the SEC by The Vanguard Group, together with various of its direct and indirect subsidiaries, in their various fiduciary and other capacities, on February 9, 2022. The Vanguard Group reported that as of December 31, 2021, it had shared voting power over 1,242,933 shares of Activision Blizzard common stock, sole dispositive power over 61,739,820 shares of Activision Blizzard common stock, and shared dispositive power over 3,143,909 shares of Activision Blizzard common stock.

(2)
This information is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc., together with various of its direct and indirect subsidiaries, in their various fiduciary and other capacities, on February 1, 2022. BlackRock, Inc. reported that as of December 31, 2021, it had sole voting power over 53,762,695 shares of Activision Blizzard common stock and sole dispositive power over 61,381,263 shares of Activision Blizzard common stock.

(3)
This information is based solely on a Schedule 13G/A filed with the SEC by Capital International Investors, together with various of its direct and indirect subsidiaries, in their various fiduciary and other capacities, on February 11, 2022. Capital International Investors reported that as of December 31, 2021, it had sole voting power over 40,617,875 shares of Activision Blizzard common stock and sole dispositive power over 41,106,446 shares of Activision Blizzard common stock.

APPRAISAL RIGHTS
If the merger is completed, stockholders who do not vote (whether in person or by proxy) in favor of the adoption of the merger proposal and who properly exercise and perfect their demand for appraisal of their shares and who do not withdraw such demand or lose their right to appraisal will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL, which we refer to as “Section 262.”
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex B and incorporated herein by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that stockholders exercise their appraisal rights under Section 262. Only a holder of record of shares of Activision Blizzard common stock is entitled to demand appraisal rights for the shares registered in that holder’s name. All references in Section 262 and in this summary to a “stockholder” or a “holder of shares” are to the record holder of shares unless otherwise noted. A person having a beneficial interest in shares of Activision Blizzard common stock held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. If you hold your shares of Activision Blizzard common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee.
Under Section 262, holders of shares of Activision Blizzard common stock who (i) do not vote in favor of the merger proposal; (ii) continuously are the record holders of such shares through the effective time; and (iii) otherwise follow the procedures set forth in, and do not otherwise withdraw or lose their rights under, Section 262 will be entitled to have their shares appraised by the Court of Chancery of the State of Delaware and to receive, in lieu of the merger, consideration payment in cash of the amount determined by the Court of Chancery of the State of Delaware to be the “fair value” of the shares of Activision Blizzard common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest to be paid on the amount determined to be fair value as determined by the court (subject, in the case of interest payments, to any voluntary cash payments made by the surviving corporation pursuant to subsection (h) of Section 262 of the DGCL). Unless the Court of Chancery of the State of Delaware, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the effective date of the merger through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period; provided that, if at any time before the Court of Chancery of the State of Delaware enters judgment in the appraisal proceeding, the surviving corporation pays to each stockholder entitled to appraisal an amount in cash, interest will accrue after the time of such payment only on the amount that equals the sum of (i) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Court of Chancery of the State of Delaware and (ii) any interest accrued prior to the time of such voluntary payment, unless paid at such time. The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the $95.00 per share consideration payable pursuant to the merger agreement if they did not seek appraisal of their shares.
Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes Activision Blizzard’s notice to stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is attached to this proxy statement as Annex B. In connection with the merger, any holder of shares of Activision Blizzard’s common stock who wishes to exercise appraisal rights or who wishes to preserve such holder’s right to do so should review Annex B carefully. Failure to comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. In addition, assuming our shares remain listed on a national securities exchange immediately prior to the effective time (which we expect to be the case), the Delaware Court of Chancery will dismiss appraisal proceedings as to all Activision Blizzard stockholders who assert appraisal rights unless (i) the total number of shares of Activision Blizzard common stock for which appraisal rights have been pursued and perfected exceeds 1% of the outstanding shares of Activision Blizzard common stock measured in accordance with subsection (g) of Section 262 of the DGCL or (ii) the value of the aggregate merger consideration in respect of the shares of Activision Blizzard common stock for which appraisal rights have been pursued and perfected exceeds $1 million. We refer to these requirements as the ownership conditions. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of Activision Blizzard common stock, Activision Blizzard believes that if a stockholder is considering exercising appraisal rights, that stockholder should seek the advice of legal counsel. A stockholder who loses his, her or its appraisal rights will be entitled to receive the merger consideration as described in the merger agreement upon surrender of the certificates that formerly represented such shares of Activision Blizzard common stock.
Stockholders wishing to exercise the right to seek an appraisal of their shares of Activision Blizzard common stock must fully comply with Section 262, which means doing, among other things, ALL of the following:
•
the stockholder must not vote in favor of the merger proposal;

•
the stockholder must deliver to Activision Blizzard a written demand for appraisal before the vote on the merger proposal at the special meeting;

•
the stockholder must continuously hold the shares from the date of making the demand through the effective time (a stockholder will lose appraisal rights if the stockholder transfers the shares before the effective time); and

•
the stockholder (or a beneficial owner of shares on whose behalf the stockholder demanded appraisal) or the surviving corporation must file a petition in the Court of Chancery of the State of Delaware requesting a determination of the fair value of the shares within 120 days after the effective date of the merger. The surviving corporation is under no obligation to file any petition and has no intention of doing so.

Filing Written Demand
Any holder of shares of Activision Blizzard common stock wishing to exercise appraisal rights must deliver to Activision Blizzard, before the vote on the merger proposal at the special meeting, a written demand for the appraisal of the stockholder’s shares, and that stockholder must not vote in favor of the merger proposal either in person or by proxy. A holder of shares of Activision Blizzard common stock exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the merger proposal, and it will cause a stockholder to lose the stockholder’s right to appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the merger proposal or abstain from voting on the merger proposal. However, neither voting against the merger proposal nor abstaining from voting or failing to vote on the merger proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the merger proposal. A proxy or vote against the merger proposal will not constitute a demand. A stockholder’s failure to make the written demand prior to the taking of the vote on the merger proposal at the special meeting will cause the stockholder to lose its appraisal rights in connection with the merger.
Only a holder of record of shares of Activision Blizzard common stock is entitled to demand appraisal rights for the shares registered in that holder’s name. A demand for appraisal in respect of shares of Activision Blizzard common stock should be executed by or on behalf of the holder of record and must reasonably inform Activision Blizzard of the identity of the holder and state that the person intends thereby to demand appraisal of the holder’s shares in connection with the merger. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if the shares are owned of record by more than one person, such as in a joint tenancy or a tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A holder of record, such as a brokerage, bank or other nominee, who holds shares of Activision Blizzard common stock as nominee or intermediary for others may exercise appraisal rights with respect to shares of Activision Blizzard common stock held for one or more beneficial owners while not exercising appraisal rights for other beneficial owners. In that case, the written demand should state the number of shares of Activision Blizzard common stock as to which appraisal is sought. Where no number of shares of Activision Blizzard common stock is expressly mentioned, the demand will be presumed to cover all shares of Activision Blizzard common stock held in the name of the holder of record.
STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE OR BANK ACCOUNTS OR OTHER NOMINEE FORMS, AND WHO WISH TO EXERCISE APPRAISAL RIGHTS, SHOULD CONSULT WITH THEIR BROKERS, BANKS AND OTHER NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BROKER, BANK OR OTHER NOMINEE HOLDER TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER, BANK OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Activision Blizzard, Inc.
Attn: Corporate Secretary
2701 Olympic Boulevard
Building B
Santa Monica, CA 90404
Any holder of shares of Activision Blizzard common stock who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the merger consideration by delivering to Activision Blizzard a written withdrawal of the demand for appraisal within 60 days after the effective date of the merger. However, any such attempt to withdraw the demand made more than 60 days after the effective date of the merger will require written approval of the surviving corporation. No appraisal proceeding in the Court of Chancery of the State of Delaware will be dismissed without the approval of such court and such approval may be conditioned upon such terms as the court deems just; provided that this provision will not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger within 60 days after the effective date of the merger.
Notice by the Surviving Corporation
If the merger is completed, within 10 days after the effective date of the merger, the surviving corporation will notify each holder of shares of Activision Blizzard common stock who has made a written demand for appraisal pursuant to Section 262 and who has not voted in favor of the merger proposal of the date that the merger has become effective.
Filing a Petition for Appraisal
Within 120 days after the effective date of the merger, but not thereafter, the surviving corporation or any holder of shares of Activision Blizzard common stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Court of Chancery of the State of Delaware, with a copy served on the surviving corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. A beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition for appraisal. If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The surviving corporation is under no obligation, and has no present intention, to file such a petition, and holders should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair values of shares of Activision Blizzard common stock. Accordingly, any holders of shares of Activision Blizzard common stock who desire to have their shares appraised by the Court of Chancery of the State of Delaware should assume that they will be responsible for filing a petition for appraisal with the Court of Chancery of the State of Delaware in the manner prescribed in Section 262.
Within 120 days after the effective date of the merger, any holder of shares of Activision Blizzard common stock who has complied with the requirements for the exercise of appraisal rights, or a beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person, will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the merger proposal and with respect to which Activision Blizzard received demands for appraisal, and the aggregate number of holders of such shares. The surviving corporation must mail this statement to the requesting stockholder within 10 days after receipt of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by a holder of shares of Activision Blizzard common stock and a copy thereof is served upon the surviving corporation, the surviving corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. We refer to this below as the verified list. After notice to the stockholders as required by the court, the Court of Chancery of the State of Delaware is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Court of Chancery of the State of Delaware may require the stockholders who demanded appraisal of their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the direction, the Court of Chancery of the State of Delaware may dismiss that stockholder from the proceedings. In addition, assuming Activision Blizzard common stock remains listed on a national securities exchange immediately prior to the effective time (which we expect to be the case), the Court of Chancery of the State of Delaware is required to dismiss the appraisal proceedings as to all holders of dissenting shares unless one of the ownership conditions is satisfied.
Determination of Fair Value
After determining the holders of Activision Blizzard common stock entitled to appraisal, the Court of Chancery of the State of Delaware will appraise the “fair value” of the shares of Activision Blizzard common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. The appraisal proceeding will be conducted in accordance with the rules of the Court of Chancery of the State of Delaware, including any rules specifically governing appraisal proceedings. In determining fair value, the Court of Chancery of the State of Delaware will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Supreme Court of Delaware stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined by the Court of Chancery of the State of Delaware could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL. Although Activision Blizzard believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Court of Chancery of the State of Delaware, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. Neither Activision Blizzard nor Microsoft anticipates offering more than the $95.00 per share consideration to any stockholder of Activision Blizzard exercising appraisal rights. Each of Activision Blizzard and Microsoft reserves the right to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Activision Blizzard common stock is less than the $95.00 per share consideration.
Upon application by the surviving corporation or by any holder of shares of Activision Blizzard common stock entitled to participate in the appraisal proceeding, the Court of Chancery of the State of Delaware may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any holder of shares of Activision Blizzard common stock whose name appears on the verified list and, if such shares are represented by certificates and if so required, who has submitted such stockholder’s certificates of Activision Blizzard common stock to the Delaware Register in Chancery, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights. The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the surviving corporation to the stockholders entitled thereto. Payment will be made to each such stockholder, in the case of holders of uncertificated stock, forthwith, and in the case of holders of shares represented by certificates, upon the surrender to the surviving corporation of the certificate(s) representing such stock. The Delaware Court of Chancery’s decree may be enforced as other decrees in such court may be enforced.
Unless the Court of Chancery of the State of Delaware in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment; provided that, if at any time before the Court of Chancery of the State of Delaware enters judgment in the appraisal proceeding, the surviving corporation pays to each stockholder entitled to appraisal an amount in cash, interest will accrue after the time of such payment only on the amount that equals the sum of (i) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Court of Chancery of the State of Delaware and (ii) any interest accrued prior to the time of such voluntary payment, unless paid at such time. The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Court of Chancery of the State of Delaware and taxed upon the parties as the Court of Chancery of the State of Delaware deems equitable under the circumstances. Upon application of a stockholder, the Court of Chancery of the State of Delaware may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to be appraised.
If any stockholder who demands appraisal of his, her or its shares of Activision Blizzard common stock under Section 262 fails to perfect, or loses or successfully withdraws, such holder’s right to appraisal, the stockholder’s shares of Activision Blizzard common stock will be deemed to have been converted at the effective time into the right to receive the merger consideration less applicable withholding taxes. A stockholder will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the merger, if neither of the ownership conditions is satisfied or if the stockholder delivers to the surviving corporation a written withdrawal of the holder’s demand for appraisal and an acceptance of the merger consideration in accordance with Section 262.
From and after the effective time, no stockholder who has demanded appraisal rights will be entitled to vote Activision Blizzard common stock for any purpose, or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of Activision Blizzard common stock, if any, payable to stockholders of Activision Blizzard of record as of a time prior to the effective time; provided, however, that if no petition for an appraisal is filed, or if the stockholder delivers to the surviving corporation a written withdrawal of the demand for an appraisal and an acceptance of the merger, either within 60 days after the effective date of the merger or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal will cease. Once a petition for appraisal is filed with the Court of Chancery of the State of Delaware, however, the appraisal proceeding may not be dismissed as to any stockholder of Activision Blizzard without the approval of the court; provided that this provision will not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger within 60 days after the effective date of the merger.
Failure to comply with all of the procedures set forth in Section 262 may result in the loss of a stockholder’s statutory appraisal rights. Consequently, any stockholder of Activision Blizzard wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

FUTURE STOCKHOLDER PROPOSALS
Activision Blizzard will hold an annual meeting of stockholders in 2022, which we refer to as the “Activision Blizzard 2022 annual meeting,” only if the merger has not already been completed.
Pursuant to Rule 14a-8 under the Exchange Act and the Activision Blizzard bylaws, any stockholder proposals intended to be presented at the Activision Blizzard 2022 annual meeting and considered for inclusion in Activision Blizzard’s proxy materials must have been received by Activision Blizzard no later than December 31, 2021 (unless the date of our Activision Blizzard 2022 annual meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the previous annual meeting in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials for our Activision Blizzard 2022 annual meeting). Such proposals must also have met the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholder proposals.
Under the Activision Blizzard bylaws, stockholder proposals made outside of Rule 14a-8 under the Exchange Act and nominees for director submitted by stockholders must be received by Activision Blizzard between February 14, 2022 and March 16, 2022 (unless the date of our Activision Blizzard 2022 annual meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the previous annual meeting, in which case the notice must be submitted no earlier than 120 days prior to the Activision Blizzard 2022 annual meeting and no later than the later of the 90th day before the Activision Blizzard 2022 annual meeting and the 10th day following the day on which notice of the date of the Activision Blizzard 2022 annual meeting is first mailed to the shareholders or public disclosure of the date of the Activision Blizzard 2022 annual meeting is first made, whichever first occurs). Such proposals must be in writing and meet the requirements set forth in the Activision Blizzard bylaws and must pertain to business that is a proper matter for stockholder action under the DCGL.

HOUSEHOLDING INFORMATION
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless stockholders have notified the company whose shares they hold of their desire to receive multiple copies of this proxy statement. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of this proxy statement and wish to receive only one copy, please contact Activision Blizzard at the address identified below. Activision Blizzard will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Activision Blizzard at its address below.
Activision Blizzard, Inc.
Attn: Investor Relations
2701 Olympic Boulevard
Building B
Santa Monica, CA 90404
(310) 255-2000

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Our SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Activision Blizzard through the Investors section of our website, www.activisionblizzard.com. The information on our website is not, and will not be deemed to be, a part hereof or incorporated into this or any other filings with the SEC.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.
The following Activision Blizzard filings with the SEC are incorporated by reference:
•
Activision Blizzard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 23, 2021, including portions of Activision Blizzard’s Definitive Proxy Statement on Schedule 14A, as supplemented, filed with the SEC on May 3, 2021 to the extent specifically incorporated by reference therein;

•
Activision Blizzard’s Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2021, filed with the SEC on May 4, 2021, the fiscal quarter ended June 30, 2021, filed with the SEC on August 3, 2021 and the fiscal quarter ended September 30, 2021, filed with the SEC on November 2, 2021; and

•
Activision Blizzard’s Current Reports on Form 8-K filed with the SEC on February 4, 2021, April 2, 2021, April 29, 2021, June 3, 2021, June 21, 2021 September 14, 2021, January 18, 2022, January 19, 2022 and February 3, 2022 (other than the portions of such documents not deemed to be filed).

We also incorporate by reference into this proxy statement each additional document we may file under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the earlier of the date of the special meeting, including any adjournments or postponements, or the termination of the merger agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K (other than current reports on Form 8-K furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, including any exhibits included with such information, unless otherwise indicated therein) and proxy solicitation materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference herein or into any other filing with the SEC.
You may obtain any of the documents we file with the SEC by requesting them in writing or by telephone from us at the following address:
Activision Blizzard, Inc.
Attn: Corporate Secretary
2701 Olympic Boulevard
Building B
Santa Monica, CA 90404
(310) 255-2000
If you would like to request documents from us, please do so by [•], 2022 to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request.

If you have any questions about this proxy statement, the special meeting or the merger or need assistance with voting procedures, you should contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free from the U.S. or Canada: (877) 687-1871
From other locations please dial: +1 (412) 232-3651
Banks and Brokers may call collect: (212) 750-5833

MISCELLANEOUS
Microsoft has supplied, and Activision Blizzard has not independently verified, all of the information relating to Microsoft and Sub in this proxy statement exclusively concerning Microsoft and Sub.
You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents we refer to or incorporate by reference in this proxy statement to vote on the merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [•], 2022. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

ANNEX A
EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER
by and among
MICROSOFT CORPORATION,
ANCHORAGE MERGER SUB INC.
and
ACTIVISION BLIZZARD, INC.
Dated as of January 18, 2022

A-i

A-ii

Exhibit A — Fourth Amended and Restated Certificate of Incorporation of the Surviving Corporation

A-iii

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of January 18, 2022, by and among Microsoft Corporation, a Washington corporation (“Parent”), Anchorage Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Activision Blizzard, Inc., a Delaware corporation (the “Company”). Each of Parent, Merger Sub and the Company are sometimes referred to as a “Party.” All capitalized terms that are used in this Agreement have the meanings given to them in Article I.
RECITALS
A.   The Company Board has (i) determined that it is in the best interests of the Company and its stockholders to enter into this Agreement providing for the merger of Merger Sub with and into the Company (collectively with the other transactions contemplated by this Agreement, the “Merger”) in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) upon the terms and subject to the conditions set forth herein and declared this Agreement advisable; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth herein; (iii) directed that the adoption of this Agreement be submitted to a vote at a meeting of the stockholders of the Company; and (iv) resolved to recommend that the stockholders of the Company vote in favor of the adoption of this Agreement in accordance with the DGCL.
B.   The boards of directors of each of Parent and Merger Sub have approved the execution and delivery of this Agreement, the performance of their respective covenants and other obligations hereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth herein and the board of directors of Merger Sub has declared this Agreement advisable, directed that the adoption of this Agreement be submitted to a vote of Parent in its capacity as Merger Sub’s sole stockholder and resolved to recommend that Parent vote in favor of the adoption of this Agreement in accordance with the DGCL.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, Parent, Merger Sub and the Company agree as follows:
ARTICLE I
DEFINITIONS & INTERPRETATIONS
1.1   Certain Definitions.    For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:
(a)   “Acceptable Confidentiality Agreement” means a customary confidentiality agreement containing provisions that require any counterparty thereto (and any of its Affiliates and representatives named therein) that receives non-public information of or with respect to the Company to keep such information confidential (it being understood that such agreement need not contain provisions that would prohibit the making of any Acquisition Proposal) and with other terms that are no less restrictive in the aggregate to such counterparty (and any of its Affiliates and representatives named therein) than the terms of the Confidentiality Agreement.
(b)   “Acquisition Proposal” means any offer or proposal (other than an offer or proposal by Parent or Merger Sub) relating to an Acquisition Transaction.
(c)   “Acquisition Transaction” means any transaction or series of related transactions (other than the Merger) involving:
(i)   any direct or indirect purchase or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons, whether from the Company or any other Person(s), of securities representing more than 15% of the total outstanding voting power of the Company after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or “group” of Persons that, if consummated in accordance with its terms, would result in such Person or “group” of Persons beneficially owning more than 15% of the total outstanding voting power of the Company after giving effect to the consummation of such tender or exchange offer;
(ii)   any direct or indirect purchase (including by way of a merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction), license or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons of assets (including equity securities of any Subsidiary of the Company) constituting or accounting for more than 15% of the revenue, net income or consolidated assets of the Company and its Subsidiaries, taken as a whole; or
(iii)   any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company (or any of its Subsidiaries whose business accounts for more than 15% of the revenue, net income or consolidated assets of the Company and its Subsidiaries, taken as a whole) in which the stockholders of the Company (or such Subsidiary) prior to such transaction will not own at least 85%, directly or indirectly, of the surviving company.
(d)   “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.
(e)   “Anti-Money Laundering Laws” means all applicable statutes, laws, rules, regulations or other requirements concerning anti-money laundering, proceeds of crime, combatting terrorism financing, and related financial recordkeeping and reporting, money transmission, money service businesses, casinos, and other regulated financial institutions of all jurisdictions where the Company or any of its Subsidiaries conduct business.
(f)   “Antitrust Law” means collectively the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914, and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Merger.
(g)   “Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2020, set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2020.
(h)   “Business Day” means each day that is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or required by applicable Law to be closed.
(i)   “Chosen Courts” means the Court of Chancery of the State of Delaware or, to the extent that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, any state or federal court in the State of Delaware.
(j)   “Code” means the Internal Revenue Code of 1986, as amended.
(k)   “Company Board” means the Board of Directors of the Company.
(l)   “Company Capital Stock” means the Company Common Stock and the Company Preferred Stock.

(m)   “Company Common Stock” means the common stock, par value $0.000001 per share, of the Company.
(n)   “Company Intellectual Property” means any Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries.
(o)   “Company Material Adverse Effect” means any change, event, violation, inaccuracy, effect or circumstance (each, an “Effect”) that, individually or taken together with all other Effects that exist or have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, (a) has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) would, or would reasonably be expected to, prevent or delay past the Termination Date the ability of the Company to consummate the transactions contemplated by this Agreement; provided that, in the case of clause (a) only, none of the following (by itself or when aggregated), to the extent occurring after the date of this Agreement, will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur:
(i)   changes in general economic conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally;
(ii)   changes in conditions in the financial markets, credit markets or capital markets in the United States or any other country or region in the world, including (A) changes in interest rates or credit ratings in the United States or any other country; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world;
(iii)   any Effect generally affecting the industries in which the Company and its Subsidiaries conduct business;
(iv)   changes in regulatory, legislative or political conditions in the United States or any other country or region in the world;
(v)   any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, terrorism or military actions) in the United States or any other country or region in the world;
(vi)   earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other similar force majeure events in the United States or any other country or region in the world;
(vii)   any epidemics, pandemics or contagious disease outbreaks (including COVID-19) and any political or social conditions, including civil unrest, protests and public demonstrations or any other COVID-19 Measures that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including COVID-19) or any change in such COVID-19 Measures, directive, pronouncement or guideline or interpretation thereof, or any material worsening of such conditions threatened or existing as of the date of this Agreement, in the United States or any other country or region in the world;
(viii)   the public announcement or pendency of this Agreement or the Merger, it being understood that the exceptions in this clause (viii) will not apply with respect to references to Company Material Adverse Effect of the representations and warranties contained in Section 3.5 (and in Section 7.2(a) and Section 8.1(e) to the extent related to such portions of such representations and warranties);
(ix)   any action taken or refrained from being taken, in each case, which Parent has expressly approved, consented to or requested in writing following the date of this Agreement or which is required by the terms of this Agreement;

(x)   changes or proposed changes in GAAP or other accounting standards or Law (or the enforcement or interpretation of any of the foregoing);
(xi)   changes in the price or trading volume of the Company Common Stock or Indebtedness of the Company and its Subsidiaries, in and of itself (it being understood that any cause of such change may, subject to the other provisions of this definition, be deemed to constitute a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);
(xii)   any failure, in and of itself, by the Company and its Subsidiaries to meet (A) any public estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period; or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that any cause of any such failure may, subject to the other provisions of this definition, be deemed to constitute a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);
(xiii)   any Transaction Litigation; and
(xiv)   any of the matters set forth in Section 1.1(o)(xiv) of the Company Disclosure Letter;
provided further, that with respect to clauses (i) through (vii) and (x) of this definition, such Effects shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred or would reasonably be expected to occur, in each case, to the extent that such Effect has had a disproportionate adverse effect on the Company and its Subsidiaries relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact of such Effect may be taken into account in determining whether there has occurred a Company Material Adverse Effect.
(p)   “Company Options” means any outstanding options to purchase shares of Company Common Stock granted pursuant to any of the Company Stock Plans.
(q)   “Company Preferred Stock” means the preferred stock, par value $0.000001 per share, of the Company.
(r)   “Company Products” means any products, content and services of the Company or its Subsidiaries.
(s)   “Company Stock-Based Award” means each outstanding right of any kind, contingent or accrued, to receive or retain shares of Company Common Stock or receive a cash payment equal to or based on, in whole or in part, the value of Company Common Stock, in each case, granted pursuant to any of the Company Stock Plans (including performance shares, performance-based units, market stock units, restricted stock, restricted stock units, phantom units, deferred stock units and dividend equivalents), other than Company Options.
(t)   “Company Stock Plans” means (i) the compensatory equity plans set forth in Section 1.1(t) of the Company Disclosure Letter and (ii) any other compensatory equity plans or Contracts of the Company, including option plans or Contracts assumed by the Company pursuant to a merger, acquisition or other similar transaction.
(u)   “Company Stockholders” means the holders of shares of Company Common Stock.
(v)   “Continuing Employees” means each individual who is an employee of the Company or any of its Subsidiaries immediately prior to the Effective Time and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Corporation) immediately following the Effective Time, but only for so long as such individual is so employed.
(w)   “Contract” means any written contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or other binding agreement.
(x)   “COVID-19” means SARS-Co V-2, SARS-Co V-2 variants or COVID-19.

(y)   “COVID-19 Measures” means quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar laws, directives, restrictions, guidelines, responses or recommendations of or promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, or other reasonable actions taken, in each case, in connection with or in response to COVID-19 and any evolutions, variants or mutations thereof or related or associated epidemics, pandemics or disease outbreaks.
(z)   “Credit Facility” means the revolving credit facility commitments extended to the Company pursuant to the terms and conditions of the Credit Facility Agreement.
(aa)   “Credit Facility Agreement” means the Credit Agreement, dated as of October 11, 2013, among the Company, the guarantors party thereto, Bank of America, N.A., as administrative agent, and the other parties thereto, as amended by the First Amendment, dated as of November 2, 2015, the Second Amendment, dated as of November 13, 2015, the Third Amendment, dated as of December 14, 2015, the Fourth Amendment, dated as of March 31, 2016, the Fifth Amendment, dated as of August 23, 2016, the Sixth Amendment, dated as of February 3, 2017, and the Seventh Amendment, dated as of August 24, 2018.
(bb)   “DOJ” means the United States Department of Justice or any successor thereto.
(cc)   “Environmental Law” means any Law relating to pollution, the protection of the environment (including ambient air, surface water, groundwater or land) or exposure of any Person with respect to Hazardous Substances or otherwise relating to the production, use, storage, treatment, transportation, recycling, disposal, discharge, release or other handling of any Hazardous Substances, or the investigation, clean-up or remediation thereof.
(dd)   “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.
(ee)   “Exchange Act” means the Securities Exchange Act of 1934.
(ff)   “Exchange Ratio” means a fraction (i) the numerator of which is the Merger Consideration and (ii) the denominator of which is the Parent Stock Price, rounded to four decimal places (with amounts 0.00005 and above rounded up).
(gg)   “Foreign Investment Law” means any applicable Laws, including any state, national or multi-jurisdictional Laws, that are designed or intended to prohibit, restrict or regulate actions by foreigners to acquire interests in or control over domestic equities, securities, entities, assets, land or interests.
(hh)   “FTC” means the United States Federal Trade Commission or any successor thereto.
(ii)   “GAAP” means generally accepted accounting principles, consistently applied, in the United States.
(jj)   “Government Official” means any officer or employee of a government or any department, agency or instrumentality thereof, or of a public international organization, or any person acting in an official capacity or on behalf of any such government, department, agency or instrumentality or for, or on behalf of, such public international organization, including but not limited to directors, officers, managers, employees and other agents of any enterprise owned directly or indirectly by a government or public international organization.
(kk)   “Governmental Authority” means any government, governmental or regulatory (including any stock exchange or other self-regulatory organization) entity or body, department, commission, board, agency or instrumentality, and any court, tribunal, arbitrator or judicial body, in each case whether federal, state, county or provincial, and whether local or foreign.
(ll)   “Hazardous Substance” means any substance, material or waste that is characterized or regulated by a Governmental Authority pursuant to any Environmental Law as “hazardous,”

“pollutant,” “contaminant,” “toxic” or “radioactive,” including petroleum and petroleum products, polychlorinated biphenyls and friable asbestos.
(mm)   “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
(nn)   “Indebtedness” means any of the following liabilities or obligations: (i) indebtedness for borrowed money (including any principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, commitment and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection therewith); (ii) liabilities evidenced by bonds, debentures, notes or other similar instruments or debt securities; (iii) liabilities pursuant to or in connection with letters of credit or banker’s acceptances or similar items (in each case whether or not drawn, contingent or otherwise); (iv) liabilities related to the deferred purchase price of property or services other than those trade payables incurred in the ordinary course of business; (v) liabilities arising from cash/book overdrafts; (vi) liabilities pursuant to capitalized leases; (vii) liabilities pursuant to conditional sale or other title retention agreements; (viii) liabilities with respect to vendor advances or any other advances; (ix) liabilities arising out of interest rate and currency derivative arrangements, forward contracts and any other arrangements designed to provide protection against fluctuations in interest or currency rates; (x) deferred purchase price liabilities related to past acquisitions; (xi) liabilities with respect to deferred compensation for services; (xii) liabilities arising in connection with earnouts, holdbacks, purchase price adjustments or other contingent payment obligations; (xiii) liabilities under sale-and-leaseback transactions, agreements to repurchase securities sold and other similar financing transactions; (xiv) liabilities arising from any breach of any of the foregoing; and (xv) indebtedness of the type referred to in clauses (i) through (xiv) of others guaranteed by the Company or any of its Subsidiaries or secured by any Lien.
(oo)   “Industry Standards” means all industry and self-regulatory organization standards, to the extent applicable to the Company or its Subsidiaries, including, to the extent applicable to the Company or its Subsidiaries, standards of the Entertainment Software Ratings Board, the International Game Developers Association, Games Rating Authority and Video Standards Council.
(pp)   “Intellectual Property” means all worldwide intellectual property rights, including all: (i) patents, trade secrets, know-how, confidential data, algorithms, inventions, methods and processes; (ii) copyrights (including copyrights in IT Assets) and database rights; (iii) moral rights, rights of publicity, “name and likeness” and similar rights; (iv) trademarks, service marks, corporate, trade and d/b/a names, logos, trade dress, domain names, social and mobile media identifiers and other source indicators, and all goodwill and all common law rights related thereto (“Marks”); and (v) registrations, applications, renewals, divisions, continuations, continuations-in-part, re-issues, re-examinations, foreign counterparts and equivalents of any of the foregoing.
(qq)   “Intervening Event” means any positive change, effect, development, circumstance, condition, event or occurrence that (i) materially improves the business, assets or operations of the Company, (ii) as of the date of this Agreement was not known to the Company Board, or the consequences of which (based on facts known to the members of the Company Board as of the date of this Agreement) were not reasonably foreseeable as of the date of this Agreement, and (iii) is not related to an Acquisition Proposal.
(rr)   “IRS” means the United States Internal Revenue Service or any successor thereto.
(ss)   “IT Assets” means all hardware, firmware, middleware, software, databases, websites, applications, code, systems, networks and other computer, communication and information technology assets and equipment, including any of the foregoing incorporated into or used to support, host or service Company Products.
(tt)   “Knowledge” of a Person, with respect to any matter in question, means (i) with respect to the Company, the actual knowledge of the individuals set forth on Section 1.1(tt) of the Company Disclosure Letter; and (ii) with respect to Parent, the actual knowledge of the individuals set forth on Section 1.1(tt) of the Parent Disclosure Letter, in each case after reasonable inquiry of those employees who would reasonably be expected to have actual knowledge of the matter in question.

(uu)   “Law” means any federal, state, local, municipal, foreign, multi-national or other law, statute, constitution, ordinance, code, decree, order (including any executive order), directive, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority and any order or decision of an applicable arbitrator or arbitration panel.
(vv)   “Legal Proceeding” means any claim, action, charge, lawsuit, litigation, hearing, investigation, inquiry, or other similarly formal legal proceeding, in each case, brought by or pending before any Governmental Authority, arbitrator, mediator or other tribunal.
(ww)   “Lien” means any lien, encumbrance, pledge, security interest, claim and defect, covenant, imperfection, mortgage, deed of trust, hypothecation, encroachment, easement, use restriction, right-of-way, charge, adverse ownership interest, attachment, option or other right to acquire an interest, right of first refusal or conditional sale or similar restriction on transfer of title or voting and other restriction of title.
(xx)   “Material Contract” means any of the following Contracts (but excluding Employee Plans):
(i)   any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC) with respect to the Company and its Subsidiaries, taken as whole;
(ii)   material Contracts to which the Company or any of its Subsidiaries grants or is granted a license to use (or grants, is granted or shares rights or interests in or to use) any Intellectual Property, content, characters, features, data (excluding Personal Data) or IT Assets, including the following Contracts, to the extent they are material Contracts: (A) in-bound and out-bound licenses, royalty, consent, release, ownership, exclusivity, publishing, distribution, development, research and source code escrow agreements; (B) purchase options, rights of first refusal or negotiation, most favored nation, best price, price or content parity granted by the Company or any of its Subsidiaries; (C) hosting, support, maintenance, development, security and testing agreements; (D) sales and distribution agreements; (E) Contracts pursuant to which the Company or any of its Subsidiaries shares or makes available data (excluding Personal Data) generated in connection with usage of Company Products; and (F) non-disclosure and/or invention assignment agreements (for which only representative forms must be disclosed herein), in each case, other than (w) agreements for distribution of Company Products that would not be prohibited by Section 5.2(t) if entered into after the date hereof; (x) licenses granted by the Company or its Subsidiaries in the ordinary course of business or in connection with the provision or sale of any Company Products, in each case, consistent with past practice; (y) non-exclusive licenses of commercially available software or other technology granted to the Company or its Subsidiaries; or (z) any licenses to software and materials licensed as open-source, public-source or freeware;
(iii)   any Contract containing any covenant (A) materially limiting the right of the Company or any of its Subsidiaries or their respective Affiliates to engage in any line of business or to compete with any Person in any line of business or in any geographic area that is material to the Company; (B) prohibiting the Company or any of its Subsidiaries from engaging in any material business with any Person or levying a material fine, charge or other payment for doing so; or (C) granting any material “most favored nation” status or similar pricing rights, granting exclusive material sales, distribution, marketing, streaming or other exclusive rights for a material period of time or granting material rights of first offer or rights of first refusal for a material period of time, in the case of each of clauses (A) through (C), other than any such Contracts that (x) are not material to the Company and its Subsidiaries, taken as a whole or (y) may be cancelled without liability to the Company or its Subsidiaries upon notice of thirty (30) days or less;
(iv)   any Contract (A) relating to the disposition or acquisition of more than $35,000,000 of assets by the Company or any of its Subsidiaries after the date of this Agreement other than in the ordinary course of business; (B) pursuant to which the Company or any of its Subsidiaries will acquire any ownership interest of more than $35,000,000 in any other Person or other business enterprise other than any Subsidiary of the Company; or (C) that is an agreement with respect to any acquisition or divestiture of more than $35,000,000 pursuant to which the Company or any of its Subsidiaries has continuing indemnification, “earn-out” or other contingent payment obligations;
(v)   any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts relating to Indebtedness, in each case in excess of $25,000,000, other than (A) accounts receivables and payables in the ordinary course of business; (B) loans to wholly owned Subsidiaries of the Company in the ordinary course of business; and (C) extensions of credit to customers in the ordinary course of business;
(vi)   any Lease or Sublease set forth in Section 3.14(b) or Section 3.14(c) of the Company Disclosure Letter;
(vii)   any Contract providing for indemnification of any officer, director or employee by the Company or any of its Subsidiaries;
(viii)   any Contract that involves a material joint venture, joint development agreement (of Intellectual Property or otherwise), collaboration agreement, strategic alliance or strategic partnership, limited liability company, partnership or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any of the foregoing;
(ix)   any Contract containing any support, maintenance or service obligation on the part of the Company or any of its Subsidiaries that represents revenue in excess of $25,000,000 on an annual basis, other than those Contracts that may be cancelled without liability to the Company or any of its Subsidiaries upon notice of ninety (90) days or less;
(x)   any Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries, prohibits the pledging of the capital stock of the Company or any Subsidiary of the Company, prohibits the issuance of guarantees by the Company or any Subsidiary of the Company or grants any rights of first refusal or rights of first offer or similar rights or that limits or proposes to limit the ability of the Company or any of its Subsidiaries or Affiliates to sell, transfer, pledge or otherwise dispose of any assets or businesses in excess of $50,000,000;
(xi)   any Contract that contains a put, call or similar right pursuant to which the Company or any of its Subsidiaries could be required to purchase or sell, as applicable, any equity interests of any Person or assets, in each case with a value in excess of $35,000,000;
(xii)   any Contract that (A) is with a Significant Vendor or (B) resulted in payments by the Company or its Subsidiaries of more than $35,000,000 during the 12 months ended December 31, 2021 or is reasonably likely to result in payments by the Company or its Subsidiaries of more than $35,000,000 during the 12 months ending December 31, 2022;
(xiii)   any Contract that (A) is with a Significant Customer or (B) resulted in payments to the Company or its Subsidiaries of more than $25,000,000 during the 12 months ended December 31, 2021 or is reasonably likely to result in payments to the Company or its Subsidiaries of more than $25,000,000 during the 12 months ending December 31, 2022; and
(xiv)   any Contract that is an agreement that is material to the Company and its Subsidiaries, taken as a whole, with any Governmental Authority.
(yy)   “Merger Consideration” means $95.00 in cash, without interest.
(zz)   “NASDAQ” means The Nasdaq Stock Market.
(aaa)   “Open Source License” means any license for open source, public source or freeware software that is considered an open source software license by the Open Source Initiative or a free software license by the Free Software Foundation, including any version of the GNU General Public License, GNU Lesser/Library General Public License, Affero General Public License, Apache Software License, Mozilla Public License, BSD License, MIT License and Common Public License.

(bbb)   “Owned Company Shares” means the Cancelled Owned Company Shares and the Specified Owned Company Shares, collectively.
(ccc)   “Parent Common Stock” means the common stock, par value $0.00000625 per share, of Parent.
(ddd)   “Parent Material Adverse Effect” means any Effect that would, or would reasonably be expected to, prevent or materially impede or materially delay, or prevents or materially impedes or materially delays, the consummation by Parent or Merger Sub of the Merger and the other transactions contemplated by this Agreement.
(eee)   “Parent Stock Plan” means Parent’s 2001 Stock Plan, as amended and restated.
(fff)   “Parent Stock Price” means an amount equal to the volume weighted average price per share rounded to four decimal places (with amounts 0.00005 and above rounded up) of Parent Common Stock on NASDAQ (as reported by Bloomberg L.P. or another authoritative source mutually selected by Parent and the Company) for the five consecutive trading days ending with the last trading day ending immediately prior to the Closing Date.
(ggg)   “Permitted Liens” means any of the following: (i) liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other similar liens or security interests that are not yet due or that are being contested in good faith and by appropriate proceedings; (iii) third Person leases, subleases and licenses (other than capital leases and leases underlying sale and leaseback transactions) entered into in the ordinary course of business; (iv) pledges or deposits to secure obligations pursuant to workers’ compensation Laws or similar legislation or to secure public or statutory obligations; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vi) defects, imperfections or irregularities in title, easements, covenants and rights of way (unrecorded and of record) and other similar liens (or other encumbrances of any type), in each case that do not, and are not reasonably likely to, adversely affect in any material respect the current use or occupancy of the applicable property owned, leased, used or held for use by the Company or any of its Subsidiaries; (vii) zoning, building and other similar codes or restrictions which are not violated in any material respect by the current use or occupancy of the real property subject thereto; (viii) liens the existence of which are disclosed in the notes to the consolidated financial statements of the Company included in the Company SEC Reports filed as of the date of this Agreement; (ix) licenses to Company Intellectual Property entered into in the ordinary course of business consistent with past practice; (x) any other liens that do not secure a liquidated amount, that have been incurred or suffered in the ordinary course of business, and that would not, individually or in the aggregate, have a Company Material Adverse Effect; and (xi) statutory, common law or contractual liens of landlords under Leases or liens against the fee interests of the landlord or owner of any Leased Real Property.
(hhh)   “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.
(iii)   “Personal Data” means all information that identifies, is capable of identifying (directly or indirectly, either alone or in combination with other data) or otherwise relates to an individual person or household, personal or personally identifiable data or information, including personal data (or the equivalent) as defined in any applicable Law.
(jjj)   “Privacy Laws” means all U.S., state and foreign Laws relating to Personal Data, including the European Union’s General Data Protection Regulation and ePrivacy Directive, the UK General Data Protection Regulation, the California Consumer Privacy Act, the Illinois Biometric Information Privacy Act, the Children’s Online Privacy Protection Act, the Personal Information Protection and

Electronic Documents Act 2000, the UK Data Protection Act of 2018, and any other Laws governing the privacy, security, integrity, accuracy, Processing or other protection of Personal Data.
(kkk)   “Privacy Policies” means all (i) policies, representations, and statements relating to Personal Data and/or the Processing thereof, including those posted or made publicly available or provided to end users, employees or business partners in any media by the Company or its Subsidiaries and (ii) Industry Standards governing Personal Data or cybersecurity.
(lll)   “Process” or “Processing” means, with respect to data (including Personal Data), the use, collection, creation, receipt, processing, aggregation, storage, maintenance, adaption, alteration, transfer, transmission, disclosure, dissemination, combination, erasure, destruction, de-identification, pseudonymizing or anonymizing of such data, any other operation or set of operations that is performed on data or on sets of data, in each case, whether or not by automated means, and any other form of processing, including as defined by or under any applicable Law.
(mmm)   “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
(nnn)   “SEC” means the United States Securities and Exchange Commission or any successor thereto.
(ooo)   “Securities Act” means the Securities Act of 1933.
(ppp)   “Senior Notes” means the (i) 3.400% senior notes due September 15, 2026 issued pursuant to the Indenture, dated as of September 19, 2016, by and among the Company, the Trustee, and the guarantors party thereto (the “Indenture”), (ii) 3.400% senior notes due June 15, 2027 issued pursuant to the Base Indenture, dated as of May 26, 2017, between the Company and the Trustee (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of May 26, 2017, between the Company and the Trustee (together with the Base Indenture, the “First Supplemental Indenture”), (iii) 1.350% senior notes due September 15, 2030 issued pursuant to the Base Indenture, as supplemented by the Second Supplemental Indenture, dated as of August 10, 2020, between the Company and the Trustee (together with the Base Indenture, the “Second Supplemental Indenture”), (iv) 4.500% senior notes due June 15, 2047 issued pursuant to the First Supplemental Indenture and (v) 2.500% senior notes due September 15, 2050 issued pursuant to the Second Supplemental Indenture.
(qqq)   “Significant Customer” means each of the 10 largest customers to the Company and its Subsidiaries (or groups of related customers) by accounts receivable, taken as a whole, at December 31, 2021, which customers are set forth on Section 1.1(qqq) of the Company Disclosure Letter.
(rrr)   “Significant Vendor” means (i) each of the 10 largest suppliers, vendors, content partners or service providers to the Company and its Subsidiaries (or groups of related vendors or suppliers) by payments on invoices, taken as a whole, during the 12-month period ended on December 31, 2021, which vendors are set forth on Section 1.1(rrr) of the Company Disclosure Letter; and (ii) any other material vendors or suppliers of the Company with material agreements with the Company who are data center, data processing, cloud or hosting vendors.
(sss)   “Specified Litigation” means any of the matters set forth on Section 1.1(sss) of the Company Disclosure Letter.
(ttt)   “Specified OSS License” means an Open Source License that (i) requires that source code be licensed, distributed, released, conveyed or made available if such software (or any software incorporating, derived from, linking to or with the same) is licensed, distributed, modified, released, conveyed or otherwise made available or accessible to any third party (“Distributed”); (ii) requires that the right to make derivative works of such software be granted to any licensee of such software if any such software is Distributed to other Persons; (iii) requires that the software be Distributed to any licensee if it is Distributed to other Persons and that each licensee further Distribute such software on the same license terms if it is Distributed and/or (iv) expressly grants a patent license, covenant not to sue or non-assertion covenant of such license if any software governed by such license is Distributed to other Persons.

(uuu)   “Specified Owned Company Shares” means all shares of Company Common stock held by the Specified Subsidiary as of immediately prior to the Effective Time.
(vvv)   “Specified Subsidiary” means Amber Holding Subsidiary Co., a Delaware corporation and a wholly owned Subsidiary of the Company.
(www)   “Subsidiary” of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person; (ii) a partnership of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership; (iii) a limited liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company; or (iv) any other Person (other than a corporation, partnership or limited liability company) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, has at least a majority ownership or the power to direct the policies, management and affairs thereof (including by contract). Notwithstanding the foregoing, the entities set forth on Section 1.1(www) of the Company Disclosure Letter (each, a “Specified JV Entity” and together, the “Specified JV Entities”) shall not be deemed to be Subsidiaries of the Company, except that with respect to the definition of Company Material Adverse Effect, representations and warranties set forth in 3.5(a), 3.5(c), 3.6, 3.8, 3.20, 3.21, 3.22, and 3.23 and the covenants set forth in Section 5.2, the term “Subsidiary” in such definition, representations and warranties and covenants shall be deemed to include the Specified JV Entities; provided, that such representations and warranties shall be deemed to be made to the Knowledge of the Company insofar as they relate to any Specified JV Entity.
(xxx)   “Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction that the Company Board has determined in good faith (after consultation with the Company’s financial advisor and outside legal counsel) is on terms that would be more favorable, from a financial point of view, to the Company Stockholders (in their capacity as such) than the Merger (taking into account any revisions to this Agreement made or proposed in writing by Parent prior to the time of such determination and after taking into account those factors and matters deemed relevant in good faith by the Company Board, including the identity of the Person making the proposal, the conditionality of such proposal, the likelihood of consummation in accordance with the terms of such proposal, and the legal, financial (including the financing terms), regulatory, timing and other aspects of such proposal). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “15%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”
(yyy)   “Tax Contest” means any inquiry, audit, examination, hearing, trial, appeal, or other administrative or judicial proceeding with respect to any Taxes or Tax Returns of Company.
(zzz)   “Tax Group” means any “affiliated group” of corporations within the meaning of Section 1504 of the Code (or any similar affiliated, combined, consolidated, or unitary group or arrangement for group relief for state, local, or foreign Tax purposes).
(aaaa)   “Taxes” means any United States federal, state, local and non-United States taxes, charges, fees, levies, imposts, duties, and other similar assessments or charges of any kind whatsoever, imposed by any Governmental Authority in the nature of a tax, including gross receipts, income, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, employment, excise and property taxes, assessments and any similar government charges and impositions of any kind, together with all interest, penalties and additions imposed with respect to such amounts.
(bbbb)   “Transaction Litigation” means any Legal Proceeding against the Company or any of its Subsidiaries or Affiliates or directors or otherwise relating to, involving or affecting the Company or any of its Subsidiaries or Affiliates, in each case in connection with, arising from or otherwise relating to the Merger or any other transaction contemplated by this Agreement, including any Legal Proceeding alleging or asserting any misrepresentation or omission in the Proxy Statement.
(cccc)   “Trustee” means Wells Fargo Bank, National Association, as trustee under the Indenture, the Base Indenture, the First Supplemental Indenture or the Second Supplemental Indenture, as applicable.
(dddd)   “WARN” means the United States Worker Adjustment and Retraining Notification Act and any similar U.S. state or U.S. local Law.
1.2   Additional Definitions.    The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:
Term	Section Reference
Agreement	Preamble
Alternative Acquisition Agreement	5.3(a)
Assumed Company Option	2.8(c)(i)
Assumed Company Stock-Based Award	2.8(c)(ii)
Base Indenture	1.1(ppp)
Book-Entry Shares	2.9(b)
Burdensome Condition	6.2(b)
Bylaws	3.1
Cancelled Owned Company Shares	2.7(a)(ii)
Capitalization Date	3.7(a)
Certificate of Merger	2.2
Certificates	2.9(b)
Charter	3.1
Closing	2.3
Closing Date	2.3
Collective Bargaining Agreement	3.19(a)
Company	Preamble
Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(c)(i)
Company Disclosure Letter	1.4(a)
Company Employee	3.18(i)
Company Plans	6.9(b)
Company Recent SEC Reports	Article III
Company SEC Reports	3.9
Company Securities	3.7(d)
Company Stockholder Meeting	6.4(a)
Company Termination Fee	8.3(b)(i)
Comparable Plans	6.9(b)
Confidentiality Agreement	9.4
Consent	3.6
D&O Insurance	6.8(c)
DGCL	Recitals
Dissenting Company Shares	2.7(b)(i)

Term	Section Reference
Effect	1.1(o)
Effective Time	2.2
Electronic Delivery	9.12
Employee Plans	3.18(a)
ERISA Affiliate	3.18(a)
Exchange Fund	2.9(a)
FinCEN	3.21(d)
First Supplemental Indenture	1.1(ooo)
Indemnified Persons	6.8(a)
Indenture	1.1(ppp)
Initial Termination Date	8.1(c)
Injunction	8.1(b)
International Employee Plan	3.18(a)
Lease	3.14(b)
Leased Real Property	3.14(b)
Maximum Annual Premium	6.8(c)
Merger	Recitals
Merger Sub	Preamble
New Plans	6.9(c)
Notice Period	5.3(d)(ii)(3)
OFAC	3.21(c)
Old Plans	6.9(c)
Owned Real Property	3.14(a)
Parent	Preamble
Parent Disclosure Letter	1.4(b)
Parent Qualified Plan	6.9(d)
Parent Recent SEC Reports	Article IV
Parent Termination Fee	8.3(c)(i)
Party	Preamble
Paying Agent	2.9(a)
Payoff Letter	6.16(d)
Permits	3.20
Proxy Statement	6.3(a)
Representatives	5.3(a)
Repurchase Transaction	6.16(c)
Repurchase Transaction Notice	6.16(c)
Requisite Stockholder Approval	3.4
Revolving Credit Facility Termination	6.16(d)
Sanctioned Countries	3.21(c)
Sanctioned Person	3.21(c)
Sanctions	3.21(c)
Second Supplemental Indenture	1.1(ppp)
Sublease	3.14(c)

Term	Section Reference
Surrendered Company Stock-Based Award	2.8(a)
Surviving Corporation	2.1
Tax Returns	3.17(a)(i)
Termination Date	8.1(c)
1.3   Certain Interpretations.
(a)   When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.
(b)   When used herein, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”
(c)   Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.
(d)   The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”
(e)   When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.
(f)   The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.
(g)   When reference is made to any party to this Agreement or any other agreement or document, such reference includes such party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.
(h)   Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such entity.
(i)   A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time.
(j)   Except as otherwise provided herein, all accounting terms used herein will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP.
(k)   The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.
(l)   References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.
(m)   The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists,

then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).
(n)   The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.
(o)   No summary of this Agreement or any Exhibit, Schedule or other document delivered herewith prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit or Schedule.
(p)   The information contained in this Agreement and in the Company Disclosure Letter and the Parent Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of Law or breach of contract; or (ii) that such information is material or that such information is required to be referred to or disclosed under this Agreement.
(q)   The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 8.5 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.
(r)   Documents or other information or materials will be deemed to have been “made available” by the Company if such documents, information or materials have been (i) continuously made accessible to Parent by 4:00 p.m., Pacific time, on the date of this Agreement by means of a virtual data room managed by the Company at www.datasite.com; or (ii) delivered or provided to Parent or its Affiliates or Representatives by 4:00 p.m., Pacific time, on the date of this Agreement.
1.4   Disclosure Letters.
(a)   The information set forth in the disclosure letter delivered by the Company to Parent and Merger Sub on the date of this Agreement (the “Company Disclosure Letter”) will be disclosed under separate and appropriate Section and subsection references that correspond to the Sections and subsections of Article III and Article V to which such information relates. The information set forth in each Section or subsection of the Company Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (i) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (ii) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (ii) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.
(b)   The information set forth in the disclosure letter delivered by Parent and Merger Sub to the Company on the date of this Agreement (the “Parent Disclosure Letter”) will be disclosed under separate and appropriate Section and subsection references that correspond to the Sections and subsections of Article IV to which such information relates. The information set forth in each Section or subsection of the Parent Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (i) the representations and warranties (or covenants, as applicable) of Parent and Merger Sub that are set forth in the corresponding Section or subsection of this Agreement; and (ii) any other representations and warranties (or covenants, as applicable) of Parent and Merger Sub that are set forth in this Agreement, but in the case of this clause (ii) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.
ARTICLE II
THE MERGER
2.1   The Merger.    Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, on the Closing Date, (a) Merger Sub will be merged with and into the Company; (b) the separate corporate existence of Merger Sub will thereupon cease; and (c) the Company will continue as the surviving corporation of the Merger and a Subsidiary of Parent. The Company, as the surviving corporation of the Merger, is sometimes referred to herein as the “Surviving Corporation.”
2.2   The Effective Time.    Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Merger Sub and the Company will cause the Merger to be consummated pursuant to the DGCL by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL (the time of such filing and acceptance with the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Merger Sub and the Company and specified in the Certificate of Merger in accordance with the DGCL, being referred to herein as the “Effective Time”).
2.3   The Closing.    The consummation of the Merger will take place at a closing (the “Closing”) to occur at (a) 6:00 a.m., Pacific time by remote communication and by the exchange of signature pages by electronic transmission or, to the extent such exchange is not practicable or the Parties otherwise agree in writing, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017, on a date to be agreed upon by Parent, Merger Sub and the Company that is no later than the third Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as Parent, Merger Sub and the Company mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date.”
2.4   Effect of the Merger.    At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all (a) of the property, rights, privileges, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation; and (b) debts, liabilities and duties of the Company and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.
2.5   Certificate of Incorporation and Bylaws.
(a)   Certificate of Incorporation.    At the Effective Time, the certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended and restated in its entirety in the form attached hereto as Exhibit A and, as so amended, shall be the certificate of incorporation of the Surviving Corporation until, subject to Section 6.8(a), thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation.
(b)   Bylaws.    The Parties will take all necessary actions so that at the Effective Time, the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, will be the bylaws of the Surviving Corporation (except that the title thereof shall read “Bylaws of Activision Blizzard, Inc.”) until, subject to Section 6.8(a), thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws.
2.6   Directors and Officers.
(a)    Directors.    The Parties will take all necessary actions so that at the Effective Time, the initial directors of the Surviving Corporation will be the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

(b)    Officers.    The Parties will take all necessary actions so that at the Effective Time, the initial officers of the Surviving Corporation will be the officers of the Company as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly appointed.
2.7   Effect on Capital Stock.
(a)    Capital Stock.    Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities, the following will occur:
(i)   each share of common stock, par value $0.01 per share, of Merger Sub that is issued and outstanding as of immediately prior to the Effective Time will be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and thereupon each certificate representing ownership of such shares of common stock of Merger Sub will thereafter represent ownership of shares of common stock of the Surviving Corporation;
(ii)   (A) each share of Company Common Stock that is (x) held by the Company as treasury stock (but excluding the Specified Owned Company Shares); (y) owned by Parent or Merger Sub; or (z) owned by any direct or indirect wholly owned Subsidiary of Parent or Merger Sub other than the Specified Subsidiary as of immediately prior to the Effective Time ((x), (y) and (z), collectively, the “Cancelled Owned Company Shares”) will be cancelled without any conversion thereof or consideration paid therefor; and (B) the Specified Owned Company Shares will remain outstanding and unaffected by the Merger; and
(iii)   each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Owned Company Shares and Dissenting Company Shares) will be cancelled and automatically converted into the right to receive the Merger Consideration.
(b)   Statutory Rights of Appraisal.
(i)   Notwithstanding anything to the contrary set forth in this Agreement, if required by the DGCL (but only to the extent required thereby), all shares of Company Common Stock that are issued and outstanding as of immediately prior to the Effective Time and held by Company Stockholders who have neither voted in favor of adoption of this Agreement nor consented thereto in writing and who have properly and validly exercised their statutory rights of appraisal in respect of such shares of Company Common Stock in accordance with Section 262 of the DGCL (the “Dissenting Company Shares”) will not be converted into, or represent the right to receive, the Merger Consideration pursuant to this Section 2.7 and instead will entitle the holders thereof to such rights as are granted to such holders by Section 262 of the DGCL. Each Dissenting Company Share held by a Company Stockholder who has failed to perfect or who has effectively withdrawn or lost his, her or its rights to appraisal of such Dissenting Company Share pursuant to Section 262 of the DGCL will thereupon be deemed to have been converted into, as of the Effective Time, the right to receive the Merger Consideration upon surrender of the Certificate or Book-Entry Share that formerly evidenced such share of Company Common Stock in the manner provided in Section 2.9.
(ii)   The Company shall give Parent (A) prompt notice and copies of any written demands for appraisal, withdrawals or attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law that are received by the Company relating to the Company Stockholders’ demands of appraisal and (B) the opportunity to direct all negotiations and Legal Proceedings with respect to any demand for appraisal under the DGCL, including any determination to make any payment to any holder of Dissenting Company Shares with respect to any of their Dissenting Company Shares under Section 262(h) of the DGCL prior to the entry of judgment in the Legal Proceedings with respect to any demand for appraisal. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisals, offer to settle or settle any such demands or approve any withdrawal of any such demands, or agree to do any of the foregoing.

2.8   Equity Awards.
(a)    Surrendered Company Options.    Each Company Option that is outstanding as of immediately prior to the Effective Time and (i) is vested as of immediately prior to the Effective Time or (ii) will become vested by its terms without any action taken by the Company, the Company Board or a compensation committee of the Company Board upon the occurrence of the Effective Time (each, a “Surrendered Company Option”) will, as of the Effective Time, be cancelled and converted into the right to receive the Merger Consideration for each share of Company Common Stock that would have been issuable upon exercise of such Surrendered Company Option immediately prior to the Effective Time, less the applicable exercise price for each such share of Company Common Stock under such Surrendered Company Option and any applicable withholding Taxes in accordance with
Section 2.12. For the avoidance of doubt, in the event that the exercise price per share under any Surrendered Company Option is equal to or greater than the Merger Consideration, such Surrendered Company Option shall be cancelled as of the Effective Time without payment therefor and shall have no further force or effect.
(b)    Surrendered Company Stock-Based Awards.    Each Company Stock-Based Award that is outstanding as of immediately prior to the Effective Time and (i) is vested as of immediately prior to the Effective Time, (ii) that will become vested by its terms without any action taken by the Company, the Company Board or the compensation committee of the Company Board upon the occurrence of the Effective Time or (iii) that is granted to a non-employee member of the Company Board (each, a “Surrendered Company Stock-Based Award”), will, as of the Effective Time, be cancelled and converted into the right to receive the Merger Consideration with respect to each share of Company Common Stock subject to the Surrendered Company Stock-Based Award, less any applicable withholding Taxes in accordance with Section 2.12.
(c)   Assumed Company Awards.
(i)   Assumed Company Options.   Each Company Option that is outstanding as of immediately prior to the Effective Time that is not a Surrendered Company Option and that has an exercise price per share of Company Common Stock that is less than the Merger Consideration (each, an “Assumed Company Option”) will, as of the Effective Time, be, as determined by Parent, (x) assumed by Parent and converted into a nonqualified stock option or (y) converted into a nonqualified stock option granted pursuant to the Parent Stock Plan (in each case, with the terms and conditions relating to vesting and exercisability to remain the same with respect to Company Options subject to time-based vesting, and with respect to Company Options subject to performance-based vesting converted into time-based vesting Assumed Company Options (determined based on target performance levels) that shall vest at the conclusion of the original performance period, it being understood that the transactions contemplated by this Agreement constitute a “change in control” for purposes of the Company Stock Plans and award agreements thereunder), in respect of a number of shares of Parent Common Stock equal to the product (rounded down to the nearest whole share) of (i) the number of shares of Company Common Stock subject to such Assumed Company Option as of immediately prior to the Effective Time (determined based on target performance levels) multiplied by (ii) the Exchange Ratio, at an exercise price per share of Parent Common Stock equal to the quotient of (i) the exercise price of such Company Option, as applicable immediately before the Effective Time divided by (ii) the Exchange Ratio (rounded up to the nearest whole cent) and in all cases in a manner intended to comply with Section 409A of the Code. If the foregoing calculation results in an Assumed Company Option being exercisable for a fraction of a share of Parent Common Stock, then the number of shares of Parent Common Stock subject to such Assumed Company Option will be rounded down to the nearest whole number of shares. As a result of any such conversion provided for in clause (y) above, any such Assumed Company Options shall be subject to all of the terms and conditions of the Parent Stock Plan and grant agreements for the Assumed Company Options (rather than the terms and conditions of the Company Stock Plan and grant agreements under which the Assumed Company Options were originally issued), subject to the foregoing sentence of this Section 2.8(c)(i). Notwithstanding the foregoing, prior to the Closing Date, Parent may elect to treat some or all of the Company Options that would otherwise be Assumed Company Options that are scheduled to vest within 120 days following the Closing Date as vested Surrendered Company Options, which will be settled in accordance with Section 2.8(a), but the vesting of such Company Options will be fully accelerated prior to such treatment, except that the applicable settlement date may be delayed to the extent required by Section 409A of the Code. For the avoidance of doubt, in the event that the exercise price per share under any Company Option is equal to or greater than the Merger Consideration, such Company Option shall not become an Assumed Company Option and shall be cancelled as of the Effective Time without payment therefor and shall have no further force or effect.
(ii)   Assumed Company Stock-Based Awards.    Each Company Stock-Based Award that is outstanding as of immediately prior to the Effective Time and is not a Surrendered Company Stock-Based Award (each, an “Assumed Company Stock-Based Award”), will, as of the Effective Time, be, as determined by Parent, (x) assumed by Parent and converted into a stock-based award or (y) converted into a stock-based award granted pursuant to the Parent Stock Plan (in each case, with the terms and conditions relating to vesting to remain the same with respect to Company Stock-Based Awards subject to time-based vesting, and with respect to Company Stock-Based Awards subject to performance-based vesting converted into time-based vesting Assumed Company Stock-Based Awards (determined based on target performance levels) that shall vest at the conclusion of the original performance period, it being understood that the transactions contemplated by this Agreement constitute a “change in control” for purposes of the Company Stock Plans and award agreements thereunder), in respect of a number of shares of Parent Common Stock equal to the product (rounded down to the nearest whole share) of (i) the number of shares of Company Common Stock subject to such Assumed Company Stock-Based Award as of immediately prior to the Effective Time (determined based on target performance levels) multiplied by (ii) the Exchange Ratio. As a result of any such conversion provided for in clause (y) above, any such Assumed Company Stock-Based Awards shall be subject to all of the terms and conditions of the Parent Stock Plan and grant agreements for the Assumed Company Stock-Based Awards (rather than the terms and conditions of the Company Stock Plan and grant agreements under which the Assumed Company Stock-Based Awards were originally issued), subject to the foregoing sentence. Notwithstanding the foregoing, prior to the Closing Date, Parent may elect to treat some or all Company Stock-Based Awards that would otherwise be Assumed Company Stock-Based Awards as vested Surrendered Company Stock-Based Awards, which will be settled in accordance with Section 2.8(b), but the vesting of such Company Stock-Based Awards will be fully accelerated prior to such treatment, except that the applicable settlement date may be delayed to the extent required by Section 409A of the Code.
(iii)   Non-U.S. Grantees.    If the treatment of a non-U.S. grantee’s Company Option or Company Stock-Based Award specified in this Section 2.8(c) would otherwise be prohibited, subject to onerous regulatory requirements, or subject to adverse tax treatment under the laws of the applicable jurisdiction (as reasonably determined by Parent), then this Section 2.8(c) shall not apply, and Parent shall provide compensation to the holder of such Company Option or Company Stock-Based Award that is equivalent in value to the value described in this Section 2.8(c), to the extent practicable and as would not result in the imposition of additional taxes under Section 409A of the Code, in the form of a cash payment which will be reduced by any applicable Taxes or a new equity award, as reasonably determined by Parent.
(d)    Actions Related to Assumed Awards.    Parent will take such actions as are reasonably necessary, if any, to reserve for issuance a number of authorized but unissued shares of Parent Common Stock for delivery upon exercise or settlement of the Assumed Company Options and Assumed Company Stock-Based Awards. Effective as of the Effective Time, to the extent the Assumed Company Options and Assumed Company Stock-Based Awards are not already registered by Parent under the Securities Act, Parent will cause to be filed with the SEC a registration statement on an appropriate form, or a post-effective amendment to a registration statement previously filed under the Securities Act, with respect to the shares of Parent Common Stock subject to the Assumed Company Options and Assumed Company Stock-Based Awards. Parent will use the same level of efforts that it uses to maintain the effectiveness of its other registration statements on Form S-8 (or other applicable form) to maintain the effectiveness of such registration statement for so long as any Assumed Company Options and Assumed Company Stock-Based Awards remain outstanding.
(e)    Company Actions.    Prior to the Effective Time, the Company, the Company Board and the compensation committee of the Company Board, as applicable, will adopt any resolutions and take any actions within its authority with respect to the Company Stock Plans and the award agreements thereunder as it deems reasonably necessary to give effect to the transactions contemplated by this Section 2.8, including (i) providing notice to each holder of a Company Option or Company Stock-Based Award in a form reasonably acceptable to Parent of the treatment of the Company Options or Company Stock-Based Awards set forth in this Agreement and (ii) satisfying all applicable requirements of Rule 16b-3(c) promulgated under the Exchange Act. The Company will provide Parent with drafts of, and a reasonable opportunity to review and comment upon (and Parent’s review and delivery of comments will occur promptly after the Company provides Parent with such drafts and the Company’s acceptance of Parent’s reasonable comments will not be unreasonably withheld), all notices, resolutions and other written actions or communications as may be required to give effect to the provisions of this Section 2.8.
(f)    Payment Procedures.    At or prior to the Closing, Parent will deposit (or cause to be deposited) with the Company, by wire transfer of immediately available funds, the aggregate amount owed to holders of Surrendered Company Options and Surrendered Company Stock-Based Awards. As promptly as reasonably practicable following the Closing Date, but in no event later than five Business Days following the Closing Date, the applicable holders of Surrendered Company Options and Surrendered Company Stock-Based Awards will receive a payment from the Company or the Surviving Corporation, through its payroll system or payroll provider, of all amounts required to be paid to such holders in respect of Surrendered Company Options and Surrendered Company Stock-Based Awards that are cancelled and converted pursuant to Section 2.8(a) or Section 2.8(b), as applicable. All such payments will be less any applicable withholding Taxes. Notwithstanding the foregoing, if any payment owed to a holder of Surrendered Company Options and Surrendered Company Stock-Based Awards pursuant to Section 2.8(a) or Section 2.8(b), as applicable, cannot be made through the Company’s or the Surviving Corporation’s payroll system or payroll provider, then the Surviving Corporation will issue a check for such payment to such holder, which check will be sent by overnight courier to such holder promptly following the Closing Date (but in no event more than five Business Days thereafter). All such payments will be less any applicable withholding or other Taxes or other amounts required by applicable Law to be withheld.
(g)    Section 409A.    Notwithstanding anything herein to the contrary, with respect to any Company Option or Company Stock-Based Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that the Company determines prior to the Effective Time is not eligible to be canceled in accordance with Treasury Regulation Section 1.409A-3(j)(4)(ix)(B), such payment will be made at the earliest time permitted under the applicable Company Option or Company Stock-Based Award that will not trigger a Tax or penalty under Section 409A of the Code.
2.9   Surrender of Shares.
(a)    Paying Agent and Exchange Fund.    Prior to the Effective Time, Parent will enter into a customary agreement in a form reasonably acceptable to the Company with a paying agent designated by Parent and reasonably acceptable to the Company (the “Paying Agent”) for the payment of the per share Merger Consideration as provided in Section 2.7(a)(iii). At or promptly following the Effective Time, Parent shall deposit or cause to be deposited with the Paying Agent a cash amount in immediately available funds sufficient in the aggregate to provide all funds necessary for the Paying Agent to make payments in respect of Company Common Stock under Section 2.7(a)(iii) (such cash being hereinafter referred to as the “Exchange Fund”) in trust for the benefit of the holders of the Company Common Stock. The Paying Agent will deliver the Merger Consideration to be issued pursuant to Section 2.7 out of the Exchange Fund. Except as provided in Section 2.7, the Exchange Fund will not be used for any other purpose.
(b)    Exchange Procedures.    Parent will cause the Paying Agent to mail, as soon as reasonably practicable after the Effective Time (but in no event more than three Business Days thereafter), to each

Person who was, at the Effective Time, a holder of record of shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) whose shares of Company Common Stock were converted into the right to receive the Merger Consideration pursuant to Section 2.7, (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the Company Common Stock will pass, only upon proper delivery of the Company Common Stock to the Paying Agent) and (ii) instructions for use in effecting the surrender of the certificates evidencing such shares of Company Common Stock (each, a “Certificate” and together, the “Certificates”) or the non-certificated shares of Company Common Stock (“Book-Entry Shares”) in exchange for the Merger Consideration. Upon surrender of a Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 2.11) for cancellation to the Paying Agent in the case of a transfer of shares of Company Common Stock represented by Certificates or receipt by the Paying Agent of an agent’s message in the case of a transfer of Book-Entry Shares, together with such letter of transmittal, duly executed (in the case of Company Common Stock represented by Certificates), and such other documents as may reasonably be required by the Paying Agent in accordance with the terms of such materials and instructions, the holder of such Certificate or Book-Entry Shares will be entitled to receive in exchange for the number of shares of Company Common Stock represented by such Certificate and for such Book-Entry Shares, and Parent will cause the Paying Agent to pay and deliver in exchange therefor as promptly as practicable, in respect of such Certificate and Book-Entry Shares, the amount of Merger Consideration that such holder is entitled to pursuant to Section 2.7. The Certificates so surrendered and the Book-Entry Shares of such holders will be cancelled. No interest will be paid or accrue on any cash payable upon surrender of any Certificate or upon conversion of any Book-Entry Shares.
(c)    Investment of Exchange Fund.    Until disbursed in accordance with the terms and conditions of this Agreement, the cash in the Exchange Fund will be invested by the Paying Agent, as directed by Parent or the Surviving Corporation, in (i) obligations of or fully guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States with a maturity of no more than 30 days; (ii) commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively; or (iii) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1,000,000,000 (based on the most recent financial statements of such bank that are then publicly available). If (A) there are any losses with respect to any investments of the Exchange Fund; (B) the Exchange Fund diminishes for any reason below the level required for the Paying Agent to promptly pay the cash amounts contemplated by Section 2.7(a)(iii); or (C) all or any portion of the Exchange Fund is unavailable for Parent (or the Paying Agent on behalf of Parent) to promptly pay the cash amounts contemplated by Section 2.7(a)(iii) for any reason, then Parent will, or will cause the Surviving Corporation to, promptly replace or restore the amount of cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times fully available for distribution and maintained at a level sufficient for the Paying Agent to make the payments contemplated by Section 2.7(a)(iii). Any income from investment of the Exchange Fund will be payable to Parent or the Surviving Corporation, as Parent directs.
(d)    Transfers of Ownership.    If a transfer of ownership of shares of Company Common Stock is not registered in the stock transfer books or ledger of the Company, or if any Merger Consideration is to be paid in a name other than that in which the Certificates or Book-Entry Shares surrendered or transferred in exchange therefor are registered in the stock transfer books or ledger of the Company, Merger Consideration may be paid to a Person other than the Person in whose name the Certificate or Book-Entry Shares so surrendered or transferred is registered in the stock transfer books or ledger of the Company only if such Certificate is properly endorsed and otherwise in proper form for surrender and transfer and the Person requesting such payment has paid to Parent (or any agent designated by Parent) any transfer Taxes required by reason of the payment of Merger Consideration to a Person other than the registered holder of such Certificate or Book-Entry Shares, or established to the satisfaction of Parent (or any agent designated by Parent) that such transfer Taxes have been paid or are otherwise not payable.
(e)    No Liability.    Notwithstanding anything to the contrary set forth in this Agreement, none of the Paying Agent, Parent, the Surviving Corporation or any other Party will be liable to a holder of shares of Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificates or Book-Entry Shares shall not have been surrendered immediately prior to the date on which any cash in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Authority, any such cash in respect of such Certificate or Book-Entry Share shall, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto.
(f)    Distribution of Exchange Fund to Parent.    Any portion of the Exchange Fund (including any interest or other amounts received with respect thereto) that remains undistributed to the holders of the Certificates or Book-Entry Shares on the date that is one year after the Effective Time will be delivered to Parent upon demand, and any holders of shares of Company Common Stock that were issued and outstanding immediately prior to the Merger who have not theretofore surrendered or transferred their Certificates or Book-Entry Shares representing such shares of Company Common Stock for exchange pursuant to this Section 2.9 will thereafter look for payment of the Merger Consideration payable in respect of the shares of Company Common Stock represented by such Certificates or Book-Entry Shares solely to Parent (subject to abandoned property, escheat or similar laws), as general creditors thereof, for any claim to the Merger Consideration to which such holders may be entitled pursuant to Section 2.7.
2.10   No Further Ownership Rights in Company Common Stock.    From and after the Effective Time, (a) other than the Specified Owned Company Shares, all shares of Company Common Stock will no longer be outstanding and will automatically be cancelled and cease to exist; and (b) each holder (other than the Specified Subsidiary) of a Certificate or Book-Entry Shares theretofore representing any shares of Company Common Stock will cease to have any rights with respect thereto, except the right to receive the Merger Consideration payable therefor in accordance with Section 2.7(a)(iii), or in the case of Dissenting Company Shares, the rights pursuant to Section 2.7(b). The Merger Consideration paid in accordance with the terms of this Article II will be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock other than the Specified Owned Company Shares that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time. Other than with respect to Specified Owned Company Shares, if, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation for any reason, they will (subject to compliance with the exchange procedures of Section 2.9) be cancelled and exchanged as provided in this Article II.
2.11   Lost, Stolen or Destroyed Certificates.    In the event that any Certificates have been lost, stolen or destroyed, the Paying Agent will issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration payable in respect thereof pursuant to Section 2.7. Either of Parent or the Paying Agent may, in its discretion and as a condition precedent to the payment of such Merger Consideration, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Paying Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.
2.12   Required Withholding.    Each of the Paying Agent, Parent, the Company and the Surviving Corporation, or any Subsidiary of Parent, the Company or the Surviving Corporation, will be entitled to deduct and withhold from any cash amounts payable pursuant to this Agreement to any holder or former holder of shares of Company Common Stock, Company Stock-Based Awards or Company Options such amounts as will be required to be deducted or withheld therefrom pursuant to any Tax laws. To the extent that such amounts are so deducted or withheld they will be (a) paid over to the appropriate Governmental Authority and (b) treated for all purposes of this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.
2.13   Necessary Further Actions.    If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the

Company and Merger Sub, then the directors and officers of the Company and Merger Sub as of immediately prior to the Effective Time will take all such lawful and necessary action.
2.14   Adjustment to Merger Consideration.    If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of Company Common Stock occurs as a result of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, or any record date for any such purpose is established, the Merger Consideration and any other amounts payable pursuant to this Agreement will be appropriately adjusted, provided that nothing in this Section 2.14 shall be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
With respect to any Section of this Article III, except (a) as disclosed in the reports, statements and other documents filed by the Company with the SEC or furnished by the Company to the SEC, in each case pursuant to the Exchange Act on or after January 1, 2021, and at least twenty-four (24) hours prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Cautionary Statement,” “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature) (the “Company Recent SEC Reports”) (it being understood that this clause (a) will not apply to any of Section 3.2, Section 3.3, Section 3.4, Section 3.5, and Section 3.7); or (b) as set forth in the Company Disclosure Letter, the Company hereby represents and warrants to Parent and Merger Sub as follows:
3.1   Organization; Good Standing.    The Company (a) is a corporation duly organized, validly existing and in good standing pursuant to the DGCL; and (b) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties, rights and assets. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties, rights and assets owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the Third Amended and Restated Certificate of Incorporation of the Company (the “Charter”) and the Fifth Amended and Restated Bylaws of the Company (the “Bylaws”), each as amended to date. The Charter and Bylaws are in full force and effect on the date of this Agreement. The Company is not in violation of the Charter or the Bylaws.
3.2   Corporate Power; Enforceability.    The Company has the requisite corporate power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations hereunder; and (c) subject to receiving the Requisite Stockholder Approval, consummate the Merger. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Merger have been duly authorized by all necessary corporate action on the part of the Company and no additional corporate actions on the part of the Company are necessary to authorize (i) the execution and delivery of this Agreement by the Company; (ii) the performance by the Company of its covenants and obligations hereunder; or (iii) subject to the receipt of the Requisite Stockholder Approval and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, the consummation of the Merger. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to laws governing specific performance, injunctive relief and other equitable remedies and general principles of equity.

3.3   Company Board Approval; Opinion of the Company’s Financial Advisor; Anti-Takeover Laws.
(a)    Company Board Approval.    The Company Board has unanimously (i) determined that it is in the best interests of the Company and its stockholders to enter into this Agreement and consummate the Merger upon the terms and subject to the conditions set forth herein and declared this Agreement advisable; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger upon the terms and conditions set forth herein; (iii) directed that the adoption of this Agreement be submitted to a vote at a meeting of the stockholders of the Company and (iv) resolved to recommend that the Company Stockholders vote in favor of adoption of this Agreement in accordance with the DGCL (collectively, the “Company Board Recommendation”).
(b)    Opinion of the Company’s Financial Advisor.    The Company Board has received the written opinion (or an oral opinion to be confirmed in writing) of the Company’s financial advisor, Allen & Company LLC (“Allen & Company”), to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, qualifications, limitations and other matters set forth therein, the Merger Consideration to be received by holders of Company Common Stock (other than, to the extent applicable, Parent, Merger Sub and their respective affiliates) pursuant to this Agreement is fair, from a financial point of view, to such holders. As soon as practicable after the execution of this Agreement, the Company will deliver a copy of such opinion to Parent for informational purposes only.
(c)    Anti-Takeover Laws.    Assuming that the representations of Parent and Merger Sub set forth in Section 4.6 are true and correct, the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar applicable “anti-takeover” Law will not be applicable to this Agreement or the Merger. No other “fair price,” “moratorium,” “control share acquisition” or other similar antitakeover statute or regulation enacted under any Laws applicable to the Company or any of its Subsidiaries is applicable to this Agreement or the Merger.
3.4   Requisite Stockholder Approval.    The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote to adopt this Agreement (the “Requisite Stockholder Approval”) is the only vote of the holders of any class or series of Company Capital Stock that is necessary pursuant to applicable Law, the Charter or the Bylaws to consummate the Merger.
3.5   Non-Contravention.    The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and, assuming receipt of the Requisite Stockholder Approval, the consummation of the Merger do not (a) violate or conflict with any provision of the Charter or the Bylaws or the equivalent organizational or governing documents of any Subsidiary of the Company; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Material Contract or Privacy Policy; (c) assuming compliance with the matters referred to in Section 3.6 and, in the case of the consummation of the Merger, subject to obtaining the Requisite Stockholder Approval, violate or conflict with any Law or Privacy Policy applicable to the Company or any of its Subsidiaries; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not have a Company Material Adverse Effect.
3.6   Requisite Governmental Approvals.    No consent, approval, order or authorization of, filing or registration with, or notification to (any of the foregoing, a “Consent”) any Governmental Authority is required on the part of the Company in connection with the (a) execution and delivery of this Agreement by the Company; (b) performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) consummation of the Merger, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws or Foreign Investment Laws, including the approvals set forth in Section 7.1(b) and Section 7.1(c) of the Company Disclosure Letter; (iv) the rules of NASDAQ; and (v) such other Consents the failure of which to obtain would not have a Company Material Adverse Effect.
3.7   Company Capitalization.
(a)    Capital Stock.    The authorized capital stock of the Company consists of (i) 2,400,000,000 shares of Company Common Stock and (ii) 5,000,000 shares of Company Preferred Stock. As of 5:00 p.m., Pacific time, on January 13, 2022 (such time and date, the “Capitalization Date”), (A) 779,057,360 shares of Company Common Stock were issued and outstanding (for the avoidance of doubt, excluding shares held in treasury); (B) no shares of Company Preferred Stock were issued and outstanding; and (C) 428,676,471 shares of Company Common Stock were held by the Company as treasury shares.
(b)    All outstanding shares of Company Common Stock are validly issued, fully paid, nonassessable and free of any preemptive rights. Since the close of business on the Capitalization Date until the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise, vesting or settlement of Company Stock-Based Awards or Company Options granted prior to the date of this Agreement.
(c)    Stock Reservation.    As of the Capitalization Date, the Company has reserved 36,866,502 shares of Company Common Stock for issuance pursuant to the Company Stock Plans. As of the Capitalization Date, there were outstanding (i) time-vesting Company Stock-Based Awards representing the right to receive up to 8,717,050 shares of Company Common Stock, (ii) performance-vesting Company Stock-Based Awards representing the right to receive up to 4,424,740 shares of Company Common Stock, assuming achievement of applicable performance goals at target level (and 5,180,833 shares of Company Common Stock, assuming achievement of applicable performance goals at maximum level); and (iii) outstanding Company Options to acquire 9,083,202 shares of Company Common Stock, assuming achievement of applicable performance goals at target level (and 9,083,202 shares of Company Common Stock, assuming achievement of applicable performance goals at maximum level).
(d)    Company Securities.    Except as set forth in this Section 3.7, as of the Capitalization Date, there were (i) other than the Company Common Stock, no outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue or sell, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively with the Company Common Stock, the “Company Securities”); (vi) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; (vii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound; and (viii) no other obligations by the Company to make any payments based on the price or value of any Company Securities. The Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding shares of Company Common Stock. The Company does not have a stockholder rights plan in effect. Section 3.7(d) of the Company Disclosure Letter contains a correct and complete list as of the Capitalization Date of outstanding Company Options and Company Stock-Based Awards, including the holder’s employee identification number, the location of employment of any holder that is a current employee of the Company as reflected in the current records of the Company, the Company Stock

Plan under which the award was granted, the date of grant, term (for Company Options), where applicable, number of shares of Company Common Stock underlying such Company Security and, where applicable, exercise price and vesting schedule. Each Company Option (x) was granted with an exercise price per share equal to or greater than the fair market value of a share of Company Common Stock on the effective date of such grant, and (y) has a grant date identical to the grant date approved by the Company Board or the compensation committee of the Company Board, which is either the date on which the Company Option was awarded or a later date specified by the Company Board or the compensation committee of the Company Board. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the Company Stockholders on any matter. No Subsidiary of the Company other than the Specified Subsidiary owns any shares of Company Common Stock.
(e)    Other Rights.    The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.
3.8   Subsidiaries.
(a)    Subsidiaries.    Section 3.8(a) of the Company Disclosure Letter contains a true, correct and complete list of the name and jurisdiction of organization of each Subsidiary of the Company as of the date hereof. Each Subsidiary of the Company (i) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States); and (ii) has the requisite corporate power and authority to carry on its respective business as it is presently being conducted and to own, lease or operate its respective properties and assets, except where the failure to be in good standing would not have a Company Material Adverse Effect. Each Subsidiary of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the certificates of incorporation, bylaws and other similar organizational documents of each “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X promulgated by the SEC) of the Company, each as amended to date. No Subsidiary of the Company is in violation of its charter, bylaws or other similar organizational documents, except for such violations that would not have a Company Material Adverse Effect.
(b)    Capital Stock of Subsidiaries.    As of the Capitalization Date, all of the outstanding capital stock of, or other equity or voting interest in, each Subsidiary of the Company (i) has been duly authorized, validly issued and is fully paid and nonassessable; and (ii) is owned, directly or indirectly, by the Company, free and clear of all Liens (other than Permitted Liens) and any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interest) that would prevent such Subsidiary from conducting its business as of the Effective Time in substantially the same manner that such business is conducted on the date of this Agreement.
(c)    Other Securities of Subsidiaries.    There are no outstanding (i) securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; (ii) options, warrants or other rights or arrangements obligating the Company or any of its Subsidiaries to acquire from any Subsidiary of the Company, or that obligate any Subsidiary of the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for, shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; or (iii) obligations of any Subsidiary of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, such Subsidiary to any Person other than the Company or one of its Subsidiaries.

(d)    Other Equity Interests.    Other than for the capital stock of its Subsidiaries, as of the date hereof, the Company does not own any equity or voting interest in any other Person.
3.9   Company SEC Reports.    Since January 1, 2019, the Company has filed all forms, reports and documents with the SEC that have been required to be filed by it pursuant to applicable Laws prior to the date of this Agreement (the “Company SEC Reports”). Each Company SEC Report complied, as of its filing date, or, if amended or superseded by a subsequent filing made prior to the date of this Agreement, as of the date of the last such amendment or superseding filing prior to the date of this Agreement, in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the applicable rules and regulations promulgated thereunder, each as in effect on the date that such Company SEC Report was filed. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each Company SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is required to file any forms, reports or documents with the SEC.
3.10   Company Financial Statements; Internal Controls; Indebtedness.
(a)    Company Financial Statements.    The consolidated financial statements of the Company and its Subsidiaries (including all notes thereto) filed with the Company SEC Reports (i) were prepared in accordance with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); and (ii) fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows and stockholders’ equity for the periods then ended. Except as have been described in the Company SEC Reports, there are no unconsolidated Subsidiaries of the Company or any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.
(b)    Disclosure Controls and Procedures.    The Company has established and maintains “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act). The Company’s disclosure controls and procedures are reasonably designed to ensure that all (i) material information required to be disclosed by the Company in the reports that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2020, and such assessment concluded that such system was effective. The Company’s independent registered public accountant has issued (and not subsequently withdrawn or qualified) an attestation report concluding that the Company maintained effective internal control over financial reporting as of December 31, 2020. Since December 31, 2020, to the Knowledge of the Company, no events, facts or circumstances have occurred such that management would not be able to complete its assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ending December 31, 2021, and conclude, after such assessment, that such system was effective. Since January 1, 2019, the principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act. Since January 1, 2019, neither the Company nor its principal executive officer or principal financial officer has received notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.
(c)    Internal Controls.    The Company has established and maintains a system of internal accounting controls that are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company and its Subsidiaries. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of (A) any “significant deficiency” or “material weakness” (each as defined in Rule 13a-15(f) of the Exchange Act) in the system of internal control over financial reporting utilized by the Company and its Subsidiaries that has not been subsequently remediated; or (B) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries.
3.11   No Undisclosed Liabilities.    Neither the Company nor any of its Subsidiaries has any liabilities of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP, other than liabilities (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated balance sheets (and the notes thereto) of the Company and its Subsidiaries set forth in the Company’s quarterly reports on Form 10-Q filed by the Company with the SEC since the date of the Audited Company Balance Sheet and prior to the date of this Agreement; (b) arising pursuant to this Agreement or incurred in connection with the Merger; (c) incurred in the ordinary course of business since September 30, 2021; (d) that would not have a Company Material Adverse Effect; or (e) incurred in connection with the transactions contemplated by this Agreement.
3.12   Absence of Certain Changes; No Company Material Adverse Effect.
(a)    Since September 30, 2021 through the date of this Agreement, the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business (other than as a result of COVID-19 and COVID-19 Measures). Since December 31, 2020 through the date of this Agreement, there has not occurred a Company Material Adverse Effect.
(b)    Since September 30, 2021 through the date of this Agreement, the Company has not taken any action that would be prohibited by Sections 5.2(a)-(f), (j)-(l)(D)-(E), (m)-(q), (s) or (t) (or, to the extent relating to such subsections, Section 5.2(u)), if taken or proposed to be taken after the date of this Agreement.
3.13   Material Contracts.
(a)    List of Material Contracts.    Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list as of the date hereof of all Material Contracts to or by which the Company or any of its Subsidiaries is a party or is bound (other than any Material Contracts contemplated by clause (i) of the definition of Material Contract). A copy of each Material Contract set forth in Section 3.13(a) of the Company Disclosure Letter has been made available to Parent prior to the date of this Agreement.
(b)    Validity.    Each Material Contract is valid and binding on the Company or each such Subsidiary of the Company party thereto, enforceable in accordance with its terms and is in full force and effect, and none of the Company, any of its Subsidiaries party thereto or, to the Knowledge of the Company, any other party thereto is or is alleged to be in breach of or default pursuant to any such Material Contract, except for such failures to be in full force and effect that would not have a Company Material Adverse Effect. No event has occurred that, with notice or lapse of time or both, would constitute such a breach or default pursuant to any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches and defaults that would not have a Company Material Adverse Effect. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received written notice from any other party to a Material Contract that such other party intends to terminate, not renew or renegotiate in any material respects the terms of any such Material Contract, except for such written notices to terminate, not renew or renegotiate with respect to matters that would not have a Company Material Adverse Effect.

3.14   Real Property.
(a)   Owned Real Property.   Section 3.14(a) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the real property and interests in real property owned by the Company and its Subsidiaries as of the date of this Agreement (together with all buildings, improvements and fixtures located thereon and appurtenances thereto, the “Owned Real Property”). Except as would not have a Company Material Adverse Effect and except as disclosed in Section 3.14(c) of the Company Disclosure Letter, (i) neither the Company nor its Subsidiaries has subleased, licensed or otherwise granted any Person the right to use or occupy the Owned Real Property or Leased Real Property (defined below) and (ii) the Company or one of its Subsidiaries has good and valid insurable title (or the local legal equivalent) to all of the Owned Real Property, free and clear of all Liens (other than Permitted Liens).
(b)   Leased Real Property.    Section 3.14(b) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing leases, subleases, licenses or other agreements pursuant to which the Company or any of its Subsidiaries uses or occupies, or has the right to use or occupy any real property with such property subject to annual rent obligations in excess of $2,500,000 (such property, the “Leased Real Property,” and each such lease, sublease or license (including any modifications, amendments, guaranties, exhibits, schedules and supplements thereto), a “Lease”). Each Lease is in full force and effect and is binding upon the Company or its Subsidiary, as applicable, and to the Knowledge of the Company, each other party thereto. With respect to each Lease, and except as would not have a Company Material Adverse Effect, (i) there are no material disputes with respect to such Lease and none of the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other Person, is in breach or violation of, or default under, any Lease and no event has occurred and no circumstance exists which, if not remedied, would result in such a breach, violation or default under any Lease (with or without notice or lapse of time, or both), (ii) except as disclosed in this Agreement, the Company or one of its Subsidiaries has not collaterally assigned or granted any security interest in such Lease or any interest therein, and (iii) the Company or one of its Subsidiaries has valid leasehold estates in the Leased Real Property, free and clear of all Liens (other than Permitted Liens).
(c)   Subleases.    Section 3.14(c) of the Company Disclosure Letter contains a true, correct and complete list as of the date of this Agreement of all of the existing subleases and licenses (each, a “Sublease”) granting to any Person, other than the Company or any of its Subsidiaries, any right to use or occupy, the Owned Real Property or the Leased Real Property. With respect to each of the Subleases, each Sublease is valid and binding on the Company or each such Subsidiary of the Company party thereto enforceable in accordance with its terms and is in full force and effect. None of the Company, any of its Subsidiaries party thereto or, to the Knowledge of the Company, any other party thereto is in breach of or default pursuant to any such Sublease and no circumstance exists which, if not remedied, would result in such a breach, violation or default under any Sublease (with or without notice or lapse of time, or both), except for such failures to be in full force and effect that would not have, or reasonably be expected to have a Company Material Adverse Effect.
(d)   There is no pending or, to the Knowledge of the Company, threatened, appropriation, condemnation or similar proceeding affecting the Owned Real Property or Leased Real Property or any part thereof or interest therein or any sale or other disposition of the Owned Real Property or any part thereof or interest therein in lieu of condemnation.
3.15   Environmental Matters.    Except as would not have a Company Material Adverse Effect, since January 1, 2019, neither the Company nor any of its Subsidiaries (a) has received any written notice alleging that the Company or any Subsidiary has violated any Environmental Law or is liable under any Environmental Law or regarding Hazardous Substances; (b) has, to the Knowledge of the Company, transported, produced, processed, manufactured, generated, used, treated, handled, stored, released or disposed of or arranged for disposal any Hazardous Substances in violation of or in a manner that would reasonably be expected to result in liability under any applicable Environmental Law, and to the Knowledge of the Company as of the date of this Agreement, Hazardous Substances are not otherwise present at or affecting any of the Owned Real Property or Leased Real Property in amounts or circumstances that would reasonably be expected to require the Company or any of its Subsidiaries to undertake any investigation or corrective or remedial action under any applicable Environmental Law, or to give rise to any claim against or interfere with the operations of the Company or any of its Subsidiaries; (c) has exposed any employee or any other Person to Hazardous Substances in violation of, or in a manner that would reasonably be expected to result in liability under, any applicable Environmental Law; or (d) is a party to or is the subject of any pending or, to the Knowledge of the Company as of the date of this Agreement, threatened Legal Proceeding (i) alleging the noncompliance by the Company or any of its Subsidiaries with any Environmental Law; or (ii) seeking to impose any financial responsibility for any investigation, cleanup, removal or remediation pursuant to any Environmental Law or regarding Hazardous Substances; or (e) has, to the Knowledge of the Company as of the date of this Agreement, assumed or retained by Contract any liability under Environmental Law or regarding Hazardous Substances.
3.16   Intellectual Property; Privacy and Security.
Except as would not have a Company Material Adverse Effect:
(a)   Section 3.16(a) of the Company Disclosure Letter sets forth a true, correct and complete list as of the date of this Agreement of all material Intellectual Property registrations and applications owned by the Company or its Subsidiaries. All of such registered or issued items are subsisting and unexpired, and to the Knowledge of the Company, valid and enforceable as of the date of this Agreement.
(b)   The Company and its Subsidiaries are the sole owners of the Company Intellectual Property, free and clear of all Liens other than Permitted Liens. All Persons who have contributed to the creation, invention or development of any Company Intellectual Property have assigned in writing to the Company their rights and interests therein that do not initially vest with the Company by operation of Law.
(c)   (i) Neither the Company nor any of its Subsidiaries is under any obligation to license (or grant any other rights in) any Company Intellectual Property to any Governmental Authority or any educational or research institution because it has received funding or other resources or assistance from any such Persons to develop such Company Intellectual Property and (ii) each of the Company and its Subsidiaries are not and have not been a member of, participant in or contributor to (or bound by) any standards-setting organization or patent pool that requires the Company or any of its Subsidiaries to license, release, covenant not to assert or make available any Company Intellectual Property to any other Person.
(d)   (i) The business of the Company and its Subsidiaries as currently conducted does not infringe, violate or misappropriate the Intellectual Property other than patents (or to the Knowledge of the Company, patents) of any Person, and has not done so since January 1, 2019, and (ii) to the Knowledge of the Company, no Person is materially infringing, violating or misappropriating any Company Intellectual Property.
(e)   Since January 1, 2019, neither the Company nor any of its Subsidiaries has received written notice (including cease and desist letters and invitations to take a patent license) from any Person (i) alleging that the operation of the business of the Company or any of its Subsidiaries infringes, violates or misappropriates its Intellectual Property or (ii) otherwise challenging the ownership, validity or enforceability of any Company Intellectual Property.
(f)   The Company and each of its Subsidiaries have (i) taken commercially reasonable efforts to protect their confidential information and trade secrets or confidential information received from third Persons under an obligation of confidentiality and (ii) required all Persons (other than employees, counsel or other third parties who are already bound by confidentiality obligations) who have been provided with access to any trade secrets or material confidential information to be bound by reasonable confidentiality agreements. Since January 1, 2019, the Company and each of its Subsidiaries have used commercially reasonable efforts to qualify, in all material respects, for protection under the “safe harbors” of 17 U.S.C. § 512 and 47 U.S.C. § 230.
(g)   No Person possesses (or has any current or contingent rights to access or possess) any source code owned by Company or its Subsidiaries, other than employees and contractors performing services for the Company, for use solely in connection with performing such services and subject to reasonable confidentiality agreements.
(h)   The Company and its Subsidiaries have not distributed, licensed, conveyed, released or made available to any Person any proprietary software that is, in whole or in part, subject to or governed by a Specified OSS License in a manner that, based on the Company’s or its Subsidiaries’ use of such software governed by such Specified OSS License would require (i) the disclosure, licensing or distribution of any material proprietary source code owned by the Company or its Subsidiaries or (ii) that such material proprietary source code be made available at no charge or otherwise licensed to third parties for the purpose of making derivative works.
(i)   (i) The IT Assets owned or leased by the Company and its Subsidiaries are in good working order and are sufficient to operate its business as currently conducted; (ii) all Company Products and IT Assets owned or leased by the Company and its Subsidiaries: (A) have written documentation with respect to their proper maintenance, support and improvement that is accurate and complete in all material respects; (B) function in accordance with their specifications, documentation and/or intended purpose; and (C) to the Knowledge of the Company, are free from defects, deficiencies, vulnerabilities, errors, disabling mechanisms, viruses, time locks, Trojan horses, malware or other contaminants or corruptants; and (iii) the Company Products and such IT Assets are tested regularly by the Company and its Subsidiaries with respect to the items in clause (C) and all material problems are promptly corrected.
(j)   (i) The Company and its Subsidiaries take reasonable actions to protect, maintain, audit, monitor and test the confidentiality, integrity, availability, redundancy, backup, continuous operation and security of the Company Products and IT Assets used in their businesses (and all data, including all Personal Data, Processed in connection with their businesses), and (ii) since January 1, 2019, to the Knowledge of the Company, there have been no breaches, violations, interruptions, outages, unauthorized uses of or unauthorized access to any of the foregoing, other than those that were resolved without material cost, liability or the duty to notify any Person.
(k)   Where required under applicable Privacy Laws or Privacy Policies, the Company has valid consents from users of Company Products or other valid legal bases for (i) the Company or its contractors to Process their Personal Data in connection with such Company Product and to transfer such information for Processing in connection with other products, services, solutions or platforms of the Company and (ii) Parent and its other Subsidiaries to receive such Personal Data on and after the Closing Date and to Process same consistent with the Company’s receipt and Processing of such information prior to the Closing Date.
(l)   Where required under applicable Privacy Laws or Privacy Policies, the Company responds in a timely and proper manner to all valid requests and complaints by individuals under applicable Privacy Laws or Privacy Policies with respect to their Personal Data, and there are no claims or Legal Proceedings alleging otherwise.
3.17   Tax Matters.
(a)   Except as would not reasonably be expected to result in material liability to the Company and its Subsidiaries:
(i)   The Company and each of its Subsidiaries have timely filed all income and other material United States federal, state, local and non-United States returns, declarations, estimates, information statements and reports (including amendments thereto) relating to any and all Taxes (“Tax Returns”) required to be filed by or with respect to any of them, and all such Tax Returns (i) were prepared in compliance with all applicable Laws and (ii) are true, correct, and complete in all material respects. Neither the Company nor any of its Subsidiaries is currently the beneficiary of any extension of time to file any Tax Return that has not been filed.
(ii)   The Company and each of its Subsidiaries have timely paid all Taxes due and payable by any of them (whether or not such Taxes were reflected on any Tax Return). The unpaid Taxes of the Company and its Subsidiaries did not, as of the date of the Audited Company Balance Sheet, exceed the amount accrued for current Taxes payable (for clarity, excluding any deferred Tax liabilities established to reflect timing differences between book and Tax income) set forth on the face of the Audited Company Balance Sheet (rather than in any notes thereto).
(iii)   The Company and each of its Subsidiaries have (i) withheld all Taxes required to be withheld by any of them in respect of all payments to employees, officers, managers, directors, and any other Persons and (ii) timely remitted all such Taxes withheld to the appropriate Governmental Authorities in accordance with applicable Laws.
(iv)   There are no material Tax Contests pending or being conducted. Neither the Company nor any of its Subsidiaries has received from any Governmental Authority any (A) notice indicating an intent to commence any Tax Contest, or (B) notice of deficiency, proposed adjustment, notice of assessment, or notice of Lien with respect to Taxes (whether claimed, proposed, asserted, or assessed). No Governmental Authority in a jurisdiction where the Company or its Subsidiaries do not file Tax Returns has made any claim that any of the Company or its Subsidiaries is or may be subject to Tax in that jurisdiction.
(v)   Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, income for any Tax period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting made on or prior to the Closing Date pursuant to Section 481(a) of the Code (or any comparable provision of other applicable Law) or (ii) closing agreement described in Section 7121 of the Code (or any comparable provision of other applicable Law)
(b)   No Tax Liens.    There are no Liens for Taxes upon any asset of the Company or its Subsidiaries, except for Taxes not yet due and payable. There are no claimed, proposed, or asserted material Tax deficiencies or assessments of material Tax with respect to the Company or its Subsidiaries that have not been fully paid.
(c)   No Waiver.    Neither the Company nor any of its Subsidiaries has entered into or requested any agreement to extend or waive the statutory period of limitations for the assessment or collection of any material Taxes. Neither the Company nor any of its Subsidiaries has received, or requested any private letter rulings from the Internal Revenue Service (or any comparable Tax rulings from any other Governmental Authority).
(d)   Affiliated Groups.    During the past ten (10) years, neither the Company nor any of its Subsidiaries is or has ever been a member of any Tax Group, other than a Tax Group the common parent of which is the Company or one of its Subsidiaries. Neither the Company nor any of its Subsidiaries has any liability for Taxes of any other Person (other than the Company or its Subsidiaries) (i) as a result of being or ceasing to be a member of any Tax Group (including any liability under Treasury Regulation Section 1.1502-6 or any comparable provision of other applicable Law) or (ii) by operation of Law, by reason of being a successor or transferee.
(e)   No Tax Sharing Agreements.    Neither the Company nor any of its Subsidiaries is party to or bound by any contract, agreement, or other arrangement regarding the sharing or allocation of either liability for Taxes or payment of Taxes (excluding commercial agreements entered into with third parties in the ordinary course of business, the principal purpose of which is not related to Taxes).
(f)   Spin-offs.    Within the last two (2) years, neither the Company nor any of its Subsidiaries has been either a “distributing corporation” or a “controlled corporation” within the respective meanings of such terms under Section 355(a)(1)(A) of the Code in a distribution of stock qualifying under Section 355 of the Code.
(g)   No Listed Transactions.    Neither the Company nor any of its Subsidiaries has (i) “participated” within the meaning of Treasury Regulation Section 1.6011-4(c)(3) in any “listed transaction” within the meanings of such terms under Section 6707A(c) of the Code or (ii) entered into or engaged in any other transaction requiring disclosure under a comparable provision of other applicable Law.

(h)   Section 3.17(h) of the Company Disclosure Letter sets forth the Company’s expected future payments due to its election pursuant to Section 965(h) of the Code.
(i)   Tax Incentive Agreement.   Neither the Company nor any of its Subsidiaries is the beneficiary of any material Tax exemption, Tax holiday or other Tax incentive agreement or order.
(j)   CARES Act.   Neither the Company nor any of its Subsidiaries has deferred the employer’s share of any “applicable employment taxes” under Section 2302 of the Coronavirus Aid, Relief, and Economic Security (CARES) Act.
(k)   None of Company, Parent, or any Affiliate of Parent will be obligated to pay or reimburse any Person for any Taxes imposed under Code Section 4999 (or any comparable provision of other applicable Law) as a result of the consummation of the transactions contemplated by this Agreement, either alone or in connection with any other event.
(l)   Except as would not have a Company Material Adverse Effect (x) (i) No Company Option (or other right to acquire any Company Share) is or has ever been a “nonqualified deferred compensation plan” within the meaning of Code Section 409A(d)(1) and (ii) all Employee Plans that are “nonqualified deferred compensation plans” within the meaning of Code Section 409A(d)(1) satisfy the requirements of Code Sections 409A(a)(2), 409A(a)(3), and 409A(a)(4) and the guidance thereunder and have been operated in accordance with such requirements.
(m)   It is agreed and understood that no representation or warranty is made by the Company in this Agreement in respect of any Tax matter, other than the representations and warranties set forth in Section 3.18 and this Section 3.17.
3.18   Employee Plans.
(a)   Employee Plans.   Section 3.18(a) of the Company Disclosure Letter sets forth a true, correct and complete list of all material Employee Plans. For purposes of this Agreement, the term “Employee Plans” means (i) all “employee benefit plans” (within the meaning of Section 3(3) of ERISA), whether or not subject to ERISA, including multiemployer plans within the meaning of Section 3(37) of ERISA; and (ii) all other employment, bonus, stock option, stock purchase or other equity-based, benefit, incentive compensation, profit sharing, savings, retirement, disability, insurance, vacation, deferred compensation, severance, termination, retention, change of control, employee loan, and other similar fringe, welfare or other compensation or employee benefit plans, programs, agreements, contracts, policies or arrangements (whether or not in writing) (A) that are sponsored, maintained or contributed to (or required to be contributed to) for the benefit of any current or former employee, director or independent contractor of the Company, any of its Subsidiaries or any other trade or business (whether or not incorporated) that would be treated as a single employer with the Company or any of its Subsidiaries pursuant to Section 414 of the Code (an “ERISA Affiliate”); or (B) with respect to which the Company or any of its Subsidiaries has any current liability, contingent or otherwise, in each case, other than any plan, program or arrangement maintained by a Governmental Authority to which the Company or any of its Subsidiaries is required to contribute pursuant to applicable Law. With respect to each material Employee Plan, other than a material International Employee Plan, to the extent applicable, the Company has made available to Parent true, correct and complete copies of (or, to the extent no such copy exists, an accurate description thereof, to the extent applicable) (1) the most recent annual report on Form 5500 required to have been filed with the IRS for each such Employee Plan, including all schedules thereto and any audited financial statements and actuarial valuation reports; (2) the most recent determination letter, if any, from the IRS for any such Employee Plan that is intended to qualify pursuant to Section 401(a) of the Code or, if such Employee Plan is a prototype plan, the opinion or notification letter which covers each such Employee Plan, if applicable; (3) the plan documents, including all amendments thereto, and summary plan descriptions and summaries of material modifications; (4) any related trust agreements, insurance contracts, insurance policies or other documents of any funding arrangements; (5) any notices to or from the IRS or any office or representative of the United States Department of Labor or any similar Governmental Authority relating to any material compliance issues in respect of any such Employee Plan; and (6) to the extent available, copies of any Code Section 280G calculations prepared (whether or not final) with respect to any employee, director or independent contractor of the Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement (together with the underlying documentation on which such calculations were based). With respect to each material Employee Plan that is maintained in any non-United States jurisdiction or covers any employee residing or working outside the United States (each, whether or not material, an “International Employee Plan”), to the extent applicable, the Company has made available to Parent true, correct and complete copies of (a) the most recent annual report or similar compliance documents required to be filed with any Governmental Authority with respect to such plan; (b) any document comparable to the determination letter referenced pursuant to clause (2) above issued by a Governmental Authority relating to the satisfaction of Law necessary to obtain the most favorable tax treatment, (c) the plan documents, including all amendments thereto, and any legally required summaries thereof; (d) any related trust agreements, insurance contracts, insurance policies or other documents of any funding arrangements; and (e) any notices to or from any Governmental Authority relating to any material compliance issues in respect of any such International Employee Plan.
(b)   Absence of Certain Plans.    Neither the Company, it Subsidiaries nor any of their respective ERISA Affiliates has in the six (6) years preceding the date hereof maintained, sponsored, contributed to (or had an obligations to contribute to) or otherwise had any liability with respect to or currently maintains, sponsors or participates in, contributes to (or has an obligation to contribute to) or otherwise has any liability with respect to, (i) a “multiemployer plan” (within the meaning of Section 3(37) of ERISA); (ii) a “multiple employer plan” subject to Section 413 of the Code or Section 4063 or Section 4064 of ERISA; or (iii) a defined benefit pension plan or plan subject to Section 302 of Title I of ERISA, Section 412 of the Code or Section 4971 of the Code or Title IV of ERISA.
(c)   Compliance.    Except as would not have a Company Material Adverse Effect, each Employee Plan has been established, maintained, funded, operated and administered in compliance in all respects with its terms and with the requirements of all applicable Laws, including the applicable provisions of ERISA, the Code and any applicable regulatory guidance issued by any Governmental Authority.
(d)   Tax Qualified Status.    Except as would not have a Company Material Adverse Effect, each Employee Plan which is intended to be qualified within the meaning of Section 401(a) of the Code is so qualified and has received a favorable determination letter as to its qualification, or if such Employee Plan is a prototype plan, the opinion or notification letter for each such Employee Plan and nothing has occurred, whether by action or failure to act, that would reasonably be expected to cause the loss of such qualification.
(e)   Employee Plan Liabilities.    Except as would not have a Company Material Adverse Effect, no event has occurred and no condition exists that would subject the Company or any of its Subsidiaries, either directly or by reason of their affiliation with any ERISA Affiliate, to any Tax, fine, Lien, penalty or other liability imposed by ERISA, the Code or any other applicable Law.
(f)   Employee Plan Legal Proceedings.    Except as would not have a Company Material Adverse Effect, (i) there are no Legal Proceedings pending or threatened on behalf of or against any Employee Plan, the assets of any trust pursuant to any Employee Plan, or the plan sponsor, plan administrator or any fiduciary of any Employee Plan with respect to the administration or operation of such plans, other than routine claims for benefits in the ordinary course that have been or are being handled through an administrative claims procedure; and (ii) no facts or circumstances exist that would reasonably be expected to give rise to any such Legal Proceedings.
(g)   No Prohibited Transactions.    Except as would not have a Company Material Adverse Effect, none of the Company, any of its Subsidiaries nor any of their respective directors, officers, employees or agents, has, with respect to any Employee Plan, engaged in or been a party to any non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) that would reasonably be expected to result in the imposition of a penalty assessed pursuant to Section 502(i) of ERISA or a Tax imposed by Section 4975 of the Code, in each case applicable to the Company, any of its Subsidiaries or any Employee Plan, or for which the Company or any of its Subsidiaries has any indemnification obligation.

(h)   No Welfare Benefit Plan.    Except as would not have a Company Material Adverse Effect, no Employee Plan that is a “welfare benefit plan” (within the meaning of Section 3(1) of ERISA) provides post-termination or retiree life insurance, health or other welfare benefits or coverage to any person, except as may be required by Section 4980B of the Code or any similar Law.
(i)   Employee Plans Impacted by Merger; Section 280G.    No Employee Plan exists that, as a result of the execution of this Agreement, shareholder approval of this Agreement, or the transactions contemplated by this Agreement (whether alone or in connection with any subsequent event(s)) would reasonably be expected to: (i) entitle any current or former employee, director, officer or independent contractor of the Company or any of its Subsidiaries (each, a “Company Employee”) to severance pay, unemployment compensation or any other payment or benefit, (ii) accelerate the time of payment or vesting, or increase the amount of, any compensation or benefit due to any Company Employee, (iii) directly or indirectly cause the Company to transfer or set aside any assets to fund any benefits under any Employee Plan, or (iv) result in any payment or benefit that either alone or together with any other payments or benefits, constitutes or could reasonably be expected to constitute a “parachute payment” within the meaning of Code Section 280G(b)(2) (or any comparable provision of other applicable Law).
(j)   International Employee Plans.    Except as would not have a Company Material Adverse Effect, (i) each International Employee Plan has been established, maintained, funded, operated and administered in compliance in all respects with its terms and conditions and with the requirements prescribed by any applicable Laws and (ii) each International Employee Plan which is required or approved by any Governmental Authority has been so registered and approved and has been maintained in good standing with applicable requirements of the Governmental Authorities, and, if intended to qualify for special tax treatment, there are no existing circumstances or events that have occurred or that would reasonably be expected to affect adversely the special tax treatment with respect to such International Employee Plans. Furthermore, no International Employee Plan has unfunded liabilities that as of the Effective Time will not be offset by insurance or fully accrued. Except as would not have a Company Material Adverse Effect, no condition exists that would prevent the Company or any of its Subsidiaries from terminating or amending any International Employee Plan at any time for any reason without liability to the Company or its Subsidiaries (other than ordinary notice and administration requirements and expenses or routine claims for benefits).
(k)   No New Employee Plans.   Except as provided herein or in the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has any plan or commitment to materially amend any Employee Plan or establish any new employee benefit plan or to materially increase any benefits pursuant to any Employee Plan.
3.19   Labor and Employment Matters.
(a)   Union Activities.   Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement, labor union contract, trade union agreement or similar employee representative agreement, other than at the national, industry or sector level (each, a “Collective Bargaining Agreement”), and no employees of the Company or any of its Subsidiaries are members of a labor union, trade union, works council or any similar labor organization with regard to their employment with the Company or any of its Subsidiaries. To the Knowledge of the Company, there are no pending activities or proceedings of any labor union, trade union, works council or any similar labor organization to organize any employees of the Company or any of its Subsidiaries with regard to their employment with the Company or any of its Subsidiaries. No Collective Bargaining Agreement is being negotiated by the Company or any of its Subsidiaries. There is no strike, lockout, material slowdown, or material work stoppage against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened directly against the Company or any of its Subsidiaries. There is no material unfair labor practice complaint pending or, to the Knowledge of the Company, threatened before the National Labor Relations Board with respect to any employee of the Company or any of its Subsidiaries. Except as would not have a Company Material Adverse Effect, the transactions contemplated by this Agreement will not trigger any legally required information, notification, consultation or other requirements with respect to any labor union, works council or other employee representative body.

(b)   Employment Law Compliance.   Except as would not have a Company Material Adverse Effect, the Company and its Subsidiaries are in compliance and have complied since January 1, 2019 with applicable Laws and orders (and since January 1, 2018 with respect to applicable California Laws), in each case, with respect to employment (including applicable Laws, rules and regulations regarding wage and hour requirements, immigration status, discrimination in employment, employee health and safety, collective bargaining and material contractual requirements pertaining to personally identifiable information). Neither the Company nor any of its Subsidiaries are bound by any current or pending consent decree with any Governmental Authority arising out of any employment or labor issues, and, to the Knowledge of the Company, no such decree has been threatened.
(c)   Legal Proceedings.   Except as would not have a Company Material Adverse Effect, there are no Legal Proceedings pending, or, to the Knowledge of the Company, threatened between the Company or any of its Subsidiaries and any of its or their current or former employees, or independent contractors, or any trade or labor union, works council or similar labor organization.
(d)   WARN Matters.   Neither the Company nor any of its Subsidiaries has effectuated a “plant closing” or “mass layoff” as those terms are defined in WARN, affecting in whole or in part any site of employment, facility, operating unit or employee of the Company, in each case, located in the United States, without complying with all provisions of WARN, or implemented any early retirement program, in each case, within the 24 months prior to the date of this Agreement, nor, as of the date of this Agreement, has the Company nor any of its Subsidiaries announced any such action or program for the future.
(e)   Withholding.   Except as would not have a Company Material Adverse Effect, the Company and each of its Subsidiaries have (i) withheld, since January 1, 2019, all amounts required by applicable Law (and since January 1, 2018, all amounts required by applicable California Law) to be withheld from the wages, salaries and other payments to employees, and (ii) are not liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing. Neither the Company nor any of its Subsidiaries is liable for any material payment to any trust or other fund or to any Governmental Authority with respect to unemployment compensation benefits, social security or other benefits for employees (other than routine payments to be made in the ordinary course of business).
(f)   No Allegations of Sexual Harassment, Sexual Misconduct or Retaliation.   To the Knowledge of the Company, the Company and each of its Subsidiaries have not been party to a material settlement agreement entered into since January 1, 2018 with a current or former officer or employee resolving material allegations of sexual harassment, sexual misconduct or retaliation for making a claim of sexual harassment or sexual misconduct, in each case, that was alleged to have occurred on or after January 1, 2018 in the United States, by either a current (i) officer of the Company or any of its Subsidiaries; or (ii) employee of the Company or any of its Subsidiaries holding a position at or above the level of Senior Vice President. There are no, and since January 1, 2018, there have not been any, material allegations of sexual harassment, sexual misconduct or retaliation for making a claim of sexual harassment or sexual misconduct, in each case, that was alleged to have occurred on or after January 1, 2018 in the United States, by or against any current director, officer or employee holding a position at or above the level of Senior Vice President, in each case, of the Company or any of its Subsidiaries.
3.20   Permits.   Except as would not have a Company Material Adverse Effect, the Company and its Subsidiaries hold all permits, licenses, registrations, variances, clearances, consents, commissions, franchises, exemptions, orders and approvals from Governmental Authorities (“Permits”) that are required for the operation of the business of the Company and its Subsidiaries as currently conducted. The Company and its Subsidiaries comply with the terms of all Permits except as would not have a Company Material Adverse Effect, no suspension, cancellation, non-renewal or adverse modification of any of the Permits is pending or, to the Knowledge of the Company, threatened, except for such noncompliance, suspensions, cancellations, non-renewals or adverse modifications that would not have a Company Material Adverse Effect. Except as would not have a Company Material Adverse Effect, all Permits are in full force and effect.
3.21   Compliance with Laws.
(a)   General Compliance.   Except as would not have a Company Material Adverse Effect, since January 1, 2019, the Company and each of its Subsidiaries, and all directors, officers, and to the

Knowledge of the Company, employees, agents, or other third parties, in each case, acting on behalf of the Company and its Subsidiaries, have been, and their business and operations have been conducted in compliance with all, and they have not received written notice of any default or violation of any, Laws, Industry Standards and Privacy Policies that are applicable to the Company and its Subsidiaries or to the conduct of the business or operations of the Company and its Subsidiaries.
(b)   Prohibited Payments; Anti-Corruption Laws.   Since January 1, 2017, neither the Company, nor any of its Subsidiaries or any director, officer or, to the Knowledge of the Company, employee or agent of the Company or any of its Subsidiaries has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful payments relating to an act by any Governmental Authority in material violation of any applicable Law relating to anti-corruption, bribery or similar matters; (ii) offered or given anything of value to any Government Official or employee, or to any political party or official thereof, or any candidate for foreign political office, or any other Person in material violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any other unlawful payment in material violation of any applicable Law relating to anti-corruption, bribery or similar matters. Since January 1, 2017, neither the Company nor any of its Subsidiaries has disclosed to any Governmental Authority that it violated or may have violated any Law relating to anti-corruption, bribery or similar matters. To the Knowledge of the Company, no Governmental Authority is investigating, examining or reviewing the Company’s compliance with any applicable provisions of any Law relating to anti-corruption, bribery or similar matters. Since January 1, 2017, the Company has implemented and maintains in effect policies and procedures reasonably designed to promote compliance by the Company and its Subsidiaries, and their respective directors, officers, and employees with applicable Laws relating to anti-corruption, anti-bribery or similar matters.
(c)   OFAC; Sanctions; Export Controls.   Since January 1, 2017, the Company, its Subsidiaries, their directors and officers, and to the Knowledge of the Company, all agents, employees, Representatives and Affiliates of the Company and its Subsidiaries have been in compliance with applicable sanctions and export controls implemented by the U.S., E.U., U.K., U.N., or other jurisdiction to which the Company or any of its Subsidiaries are subject, including any sanctions or export controls administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the Bureau of Industry Security of the U.S. Department of Commerce, the U.S. Department of State, and any sanctions or export control measures under any statute, executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder (collectively, “Sanctions”), except as would not reasonably be expected to have a Company Material Adverse Effect. Since January 1, 2017, none of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any director, officer, agent, employee, Representative or Affiliate of the Company or any of its Subsidiaries: (i) has been or is a Person that is the subject or target of Sanctions or designated as a “Specially Designated National” or “Blocked Person” by OFAC, or any other similar designation established pursuant to Sanctions (collectively, “Sanctioned Persons”); (ii) has been or is 50% or more owned or controlled by a Sanctioned Person; (iii) has maintained or maintains any assets, employees, operations, or offices located in, or is organized under the Laws of, any country or territory that is the subject or target of comprehensive Sanctions (currently, Cuba, Iran, Syria, North Korea and the Crimea region of Ukraine, collectively, “Sanctioned Countries”); or (iv) has participated, to the Knowledge of the Company, in any transaction or business dealing with any Sanctioned Person, except as disclosed in Section 3.21(c) of the Company Disclosure Letter, or in any Sanctioned Country, except as lawful for a U.S. Person. The Company and its Subsidiaries have in place controls reasonably designed to prevent prohibited business with or in Sanctioned Countries.
3.22   Anti-Money Laundering Laws.   The Company and its Subsidiaries and each of their respective officers and directors, in their capacity as such, and, to the Knowledge of the Company, other Persons acting on behalf of the Company, in their capacity as such have at all times since January 1, 2017 been in material compliance with applicable Anti-Money Laundering Laws. The Company and its Subsidiaries have implemented and maintain in effect policies and procedures reasonably designed to ensure compliance with Anti-Money Laundering Laws by the Company and its Subsidiaries. Since January 1, 2017, (i) the Company and its Subsidiaries have not received from any Governmental Authority any written notice, or inquiry regarding an actual or alleged violation of Anti-Money Laundering Law; or (ii) made any voluntary or involuntary disclosure to a Governmental Authority regarding an actual or alleged violation of Anti-Money Laundering Laws.
3.23   Legal Proceedings; Orders.
(a)   No Legal Proceedings.   There are no Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or against any present or former officer or director of the Company or any of its Subsidiaries in such individual’s capacity as such that would have a Company Material Adverse Effect.
(b)   No Orders.   Neither the Company nor any of its Subsidiaries or any of their assets, rights or properties (including Intellectual Property) is subject to any order, writ, judgment, injunction, decree or award of any kind or nature that would (i) prevent or materially delay the consummation of the Merger or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement or (ii) have a Company Material Adverse Effect.
(c)   No Product Liability.   Except as would not have a Company Material Adverse Effect, since January 1, 2019, there have not been any claims or allegations made in writing made to the Company or its Subsidiaries with respect to any Company Products under any theory of tort liability, including strict liability, product liability, defects, errors, failure to warn, negligence, warranty or indemnity, other than individual requests for customer support or customer complaints in the ordinary course of business. Except as would not have a Company Material Adverse Effect, the Company and its Subsidiaries comply with all Industry Standards and take commercially reasonable actions to monitor, police and terminate user misconduct that occurs in connection with the use of any Company Products.
3.24   Insurance.
(a)   Policies and Programs.   Except as would not have a Company Material Adverse Effect, each of the insurance policies and all self-insurance programs and arrangements which have been bound in the last twelve (12) months relating to the business, assets and operations of the Company and its Subsidiaries is in full force and effect.
(b)   No Cancellation.   As of the date of this Agreement, except as would not have a Company Material Adverse Effect, since January 1, 2019, neither the Company nor any of its Subsidiaries have received any written notice regarding any cancellation or invalidation of any material insurance policy other than in connection with ordinary renewals. All premiums due with respect to such material insurance policies have been paid in accordance with the terms thereof.
3.25   Related Person Transactions.   Except for compensation or other employment arrangements in the ordinary course of business, there are, and since January 1, 2019, there have been, no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director, officer or employee) thereof or any holder of 5% or more of the shares of Company Common Stock, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders.
3.26   Brokers.   Other than Allen & Company, there is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries, or any officer, director or employee thereof, or any other Person who is entitled to any financial advisor, investment banking, brokerage, finder’s or other fee or commission from the Company or its Subsidiaries, in each case in connection with the Merger. A copy of the Company’s engagement letter with Allen & Company in connection with the Merger has been made available to Parent.
3.27   Exclusivity of Representations and Warranties.
(a)   No Other Representations and Warranties.   The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV:

(i)   neither Parent or Merger Sub nor any of their respective Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to Parent or Merger Sub, their Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Merger;
(ii)   no Person has been authorized by Parent or Merger Sub, any of their Subsidiaries or any of their respective Affiliates or Representatives to make any representation or warranty relating to Parent or Merger Sub, their respective Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Merger, and if made, such representation or warranty must not be relied upon by the Company or any of its Affiliates or Representatives as having been authorized by Parent or Merger Sub, any of their respective Subsidiaries or any of their Affiliates or Representatives (or any other Person); and
(iii)   the representations and warranties made by Parent or Merger Sub in this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and each of Parent and Merger Sub hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to the Company or any of its Affiliates or Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).
(b)   No Reliance.   The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV, it is not acting (including, as applicable, by entering into this Agreement or consummating the Merger) in reliance on:
(i)   any representation or warranty, express or implied;
(ii)   any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company or any of its Affiliates or Representatives, in connection with presentations by or discussions with Parent’s management whether prior to or after the date of this Agreement or in any other forum or setting; or
(iii)   the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
With respect to any Section of this Article IV, except (a) as disclosed in the reports, statements and other documents filed by Parent with the SEC or furnished by Parent to the SEC, in each case pursuant to the Exchange Act on or after July 1, 2021, and at least twenty-four (24) hours prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Note About Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature) (the “Parent Recent SEC Reports”) (it being understood that (i) any matter disclosed in any Parent Recent SEC Report will be deemed to be disclosed in a section of the Parent Disclosure Letter only to the extent that it is reasonably apparent from such disclosure in such Parent Recent SEC Report that it is applicable to such section of the Parent Disclosure Letter and (ii) this clause (a) will not apply to any of Section 4.2 or Section 4.8); or (b) as set forth in the Parent Disclosure Letter, Parent and Merger Sub hereby represent and warrant to the Company as follows:
4.1   Organization; Good Standing.
(a)   Parent.   Parent (i) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization; and (ii) has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to be in such good standing, or to have such power or authority, would not prevent or materially delay the ability of Parent to consummate the Merger.
(b)   Merger Sub.   Merger Sub (i) is a corporation duly organized, validly existing and in good standing pursuant to the DGCL; and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to be in such good standing, or to have such power or authority, would not prevent or materially delay the ability of Merger Sub to consummate the Merger. Merger Sub has been formed solely for the purpose of engaging in the Merger and, prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no material liabilities or obligations other than as contemplated by this Agreement. Parent or a direct or indirect Subsidiary of Parent is the sole record and beneficial stockholder of Merger Sub.
(c)   Organizational Documents.   Parent has made available to the Company true, correct and complete copies of the articles of incorporation, bylaws and other similar organizational documents of Parent and Merger Sub, each as amended to date. Neither Parent nor Merger Sub is in violation of its articles of incorporation, bylaws or other similar organizational document, except where the failure to be in such good standing, or to have such power or authority, would not prevent or materially delay the ability of Parent and Merger Sub to consummate the Merger. The articles of incorporation, bylaws or other similar organizational document of Parent and Merger Sub are in full force and effect on the date of this Agreement.
4.2   Corporate Power; Enforceability.   Each of Parent and Merger Sub has the requisite power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations hereunder; and (c) consummate the Merger. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of its respective covenants and obligations hereunder and the consummation of the Merger have been duly authorized by all necessary action on the part of each of Parent and Merger Sub and, other than the adoption of this Agreement by Parent or the applicable direct or indirect Subsidiary of Parent immediately following the execution and delivery of this Agreement in its capacity as sole stockholder of Merger Sub in accordance with applicable Law and the certificate of incorporation and bylaws of Merger Sub, no additional actions on the part of Parent or Merger Sub are necessary to authorize (i) the execution and delivery of this Agreement by each of Parent and Merger Sub; (ii) the performance by each of Parent and Merger Sub of its respective covenants and obligations hereunder; or (iii) the consummation of the Merger or the other transactions contemplated by this Agreement (other than the filing with the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL). This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to laws governing specific performance, injunctive relief and other equitable remedies and general principles of equity.
4.3   Non-Contravention.   The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of their respective covenants and obligations hereunder, and the consummation of the Merger do not (a) violate or conflict with any provision of the certificate of incorporation, bylaws or other similar organizational documents of Parent or Merger Sub; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Parent or Merger Sub is a party; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, violate or conflict with any Law applicable to Parent or Merger Sub; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the material properties or material assets of Parent or Merger Sub, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger.

4.4   Requisite Governmental Approvals.   No Consent of any Governmental Authority is required on the part of Parent, Merger Sub or any of their Affiliates in connection with the (a) execution and delivery of this Agreement by each of Parent and Merger Sub; (b) performance by each of Parent and Merger Sub of their respective covenants and obligations pursuant to this Agreement; or (c) consummation of the Merger, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws or Foreign Investment Laws, including the approvals set forth in Section 7.1(b) and Section 7.1(c) of the Company Disclosure Letter; (iv) the rules of NASDAQ and (v) such other Consents the failure of which to obtain would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger.
4.5   Legal Proceedings; Orders.
(a)   No Legal Proceedings.   As of the date of this Agreement, there are no Legal Proceedings pending or, to the Knowledge of Parent or any of its Affiliates, threatened against Parent or Merger Sub that would, individually or in the aggregate prevent or materially delay the consummation of the Merger or the ability of Parent and Merger Sub to fully perform their respective covenants and obligations pursuant to this Agreement.
(b)   No Orders.   Neither Parent nor Merger Sub is subject to any order of any kind or nature that would prevent or materially delay the consummation of the Merger.
4.6   Ownership of Company Common Stock.   Neither Parent nor Merger Sub is (or has been during the two years prior to the date of this Agreement) an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company, assuming that the representations of the Company set forth in Section 3.3(c) are true and correct.
4.7   Brokers.   There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Parent, Merger Sub or any of their Affiliates who is entitled to any financial advisor, investment banking, brokerage, finder’s or other fee or commission for which the Company would be liable in connection with the Merger.
4.8   No Parent Vote or Approval Required.   No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement and the Merger. The vote or consent of Parent, as the sole stockholder of Merger Sub, is the only vote or consent of the capital stock of, or other equity interest in, Merger Sub necessary to adopt and approve this Agreement and the Merger.
4.9   Sufficient Funds.   Parent has available and will have available at the Effective Time the funds necessary for the payment of all amounts payable pursuant to Article II in connection with or as a result of the Merger.
4.10   Exclusivity of Representations and Warranties.
(a)   No Other Representations and Warranties.   Each of Parent and Merger Sub, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III:
(i)   neither the Company nor any of its Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to the Company, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Merger;
(ii)   no Person has been authorized by the Company, any of its Subsidiaries or any of its or their respective Affiliates or Representatives to make any representation or warranty relating to the Company, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Merger, and if made, such representation or warranty must not be relied upon by Parent, Merger Sub or any of their respective Affiliates or Representatives as having been authorized by the Company, any of its Subsidiaries or any of its or their respective Affiliates or Representatives (or any other Person); and

(iii)   the representations and warranties made by the Company in this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to Parent, Merger Sub or any of their respective Affiliates or Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).
(b)   No Reliance.   Each of Parent and Merger Sub, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III, it is not acting (including, as applicable, by entering into this Agreement or consummating the Merger) in reliance on:
(i)   any representation or warranty, express or implied;
(ii)   any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Parent, Merger Sub or any of their respective Affiliates or Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Merger, in connection with presentations by or discussions with the Company’s management whether prior to or after the date of this Agreement or in any other forum or setting; or
(iii)   the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.
ARTICLE V
INTERIM OPERATIONS OF THE COMPANY
5.1   Affirmative Obligations.   Except (a) as expressly contemplated by this Agreement; (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter; (c) as contemplated by Section 5.2; (d) as approved by Parent (which approval will not be unreasonably withheld, conditioned or delayed); or (e) as required by applicable Law or the regulations or requirements of any stock exchange or regulatory organization applicable to the Company or any of its Subsidiaries, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will, and will cause each of its Subsidiaries to, (i) use its respective reasonable best efforts to maintain its existence in good standing pursuant to applicable Law; (ii) subject to the restrictions and exceptions set forth in Section 5.2 or elsewhere in this Agreement, conduct its business and operations in the ordinary course of business, except with respect to actions or omissions that constitute COVID-19 Measures; and (iii) use its respective reasonable best efforts, consistent with its operations in the ordinary course of business, to (A) preserve intact its material assets, properties, Contracts or other legally binding understandings, licenses and business organizations; (B) keep available the services of its current officers and key employees; and (C) preserve its current relationships and goodwill with customers, suppliers, partners, platform providers, manufacturers, distributors, lessors, licensors, licensees, creditors, contractors and other Persons with which the Company or any of its Subsidiaries has business relations.
5.2   Forbearance Covenants.   Except (i) as set forth in Section 5.2 of the Company Disclosure Letter; (ii) as approved by Parent (which approval will not be unreasonably withheld, conditioned or delayed); (iii) for actions or omissions that constitute COVID-19 Measures (following reasonable prior consultation with Parent); (iv) as expressly contemplated by the terms of this Agreement; or (v) as required by applicable Law or the regulations or requirements of any stock exchange or regulatory organization applicable to the Company or any of its Subsidiaries, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will not, and will not permit any of its Subsidiaries (it being understood and agreed that the Company’s obligations with respect to the following, to the extent pertaining to the Specified JV Entities, shall be limited solely to its obligation not to, and to cause its Subsidiaries (other than the Specified JV Entities) not to, actively permit, authorize or consent to any of the following actions to be taken by any of the Specified JV Entities to the extent that the Company or such Subsidiary (other than the Specified JV Entities) has the right to permit, authorize or consent to such action), to:
(a)   amend or otherwise change the Charter, the Bylaws or any other similar organizational document, other than, with respect to the Company’s wholly owned Subsidiaries, any immaterial or ministerial amendments thereto;
(b)   propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;
(c)   issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any Company Securities, except (x) for the issuance and sale of shares of Company Common Stock pursuant to the exercise or settlement, as applicable, of Company Options or Company Stock-Based Awards in accordance with their terms or (y) as provided on Section 5.2(h) of the Company Disclosure Letter;
(d)   directly or indirectly acquire, repurchase or redeem any Company Securities or any securities of its Subsidiaries, except for (A) forfeitures, repurchases or withholding of Company Securities pursuant to the terms and conditions of Company Options and Company Stock-Based Awards in accordance with their terms or (B) transactions between the Company and any of its direct or indirect wholly owned Subsidiaries, or among any of the Company’s direct or indirect wholly owned Subsidiaries;
(e)   (A) adjust, split, subdivide, combine or reclassify any shares of capital stock, or issue or authorize or propose the issuance of any other Company Securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity or voting interest; (B) declare, set aside, authorize, establish a record date for or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock or other equity or voting interest, except for (x) cash dividends made by any direct or indirect wholly owned Subsidiary of the Company to the Company or one of its other wholly owned Subsidiaries or (y) one regular cash dividend on Company Common Stock in an amount per share of Company Common Stock not in excess of $0.47; provided that the declaration, record and payment date of such dividend shall be consistent with the historical declaration, record and payment date for the dividend on Company Common Stock from fiscal year 2021 or if such date is not a Business Day, the next day that is a Business Day; (C) pledge or encumber any shares of its capital stock or other equity or voting interest; or (D) modify the terms of any shares of its capital stock or other equity or voting interest;
(f)   (A) incur, assume, suffer or modify the terms of any Indebtedness (including any long-term or short-term debt) or issue any debt securities, except (1) for trade payables incurred in the ordinary course of business; (2) for loans or advances to direct or indirect wholly owned Subsidiaries of the Company or (3) for borrowings and letter of credit issuances under the Credit Facility in the ordinary course of business consistent with past practice; (B) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except with respect to obligations of direct or indirect wholly owned Subsidiaries of the Company; or (C) mortgage, pledge or otherwise encumber any assets, tangible or intangible, or create or suffer to exist any Lien thereupon (other than Permitted Liens);
(g)   except in consultation with Parent, terminate any employee at the level of Senior Vice President or above (other than for cause) or hire any new employee at the level of Senior Vice President or above;
(h)   (A) enter into, adopt, amend (including accelerating vesting), modify or terminate any Employee Plan or any agreement, trust, plan, fund or other arrangement that would be an Employee Plan if it were in existence as of the date of this Agreement; (B) increase the compensation or benefits of any Company Employee; (C) pay any special bonus or special remuneration to any Company Employee or pay any benefit not required by any Employee Plan; (D) grant any severance or termination pay to any Company Employee; or (E) grant to any Company Employee any right to reimbursement, indemnification or payment for any Taxes, including any Taxes incurred under Section 409A or 4999 of the Code on any of the foregoing, except, in each case, as required by applicable Law or the terms of any Employee Plan;
(i)   settle, release, waive or compromise any pending or threatened Legal Proceeding (which shall include Specified Litigation) against the Company or its Subsidiaries or agree to any remedies with respect to any Legal Proceeding or settlement thereof, except for the settlement of any Legal Proceedings or series of Legal Proceedings arising out of the same type of act or occurrence solely for monetary damages in an amount (1) not in excess of $10,000,000 for such Legal Proceedings or series of Legal Proceedings or (2) that does not exceed that which is reflected or reserved against in the Audited Company Balance Sheet;
(j)   except as required by applicable Law or GAAP, (A) revalue any properties or assets material in any respect to the Company and its Subsidiaries, taken as a whole, including writing-off notes or accounts receivable, other than in the ordinary course of business; or (B) make any change in any of its accounting principles or practices;
(k)   except as required by applicable Law, (A) amend any previously filed income Tax Return or other material Tax Return of the Company or any of its Subsidiaries; (B) other than with respect to any transaction conducted at arms’-length with a third party, incur any material liabilities for Taxes other than in the ordinary course of business, (C) make, revoke or change any material Tax election of the Company or its Subsidiaries; (D) adopt or change any accounting method with respect to Taxes or change an annual accounting period; (E) settle, consent to or compromise any material Tax claim or assessment relating to the Company or any of its Subsidiaries; (F) enter into any closing agreement or advance pricing agreement (or similar agreement) in respect of a material Tax; (G) surrender any right to claim a refund for material Taxes; or (H) consent to any extension or waiver of any limitation period with respect to any material Tax claim or assessment relating to the Company or any of its Subsidiaries (other than any automatic extension of time in which to file a Tax Return);
(l)   (A) incur, authorize or commit to incur any capital expenditures other than (1) consistent in all material respects with the capital expenditure budget set forth in Section 5.2(l) of the Company Disclosure Letter; or (2) pursuant to agreements in effect prior to the date of this Agreement and set forth on Section 5.2(l) of the Company Disclosure Letter; (B) other than in the ordinary course of business, enter into, modify, amend or terminate any (1) Contract (other than any Material Contract) that if so entered into, modified, amended or terminated would have a Company Material Adverse Effect; or (2) Material Contract except in the ordinary course of business consistent with past practice; (C) fail to use reasonable best efforts to maintain insurance at or more than current levels or otherwise in a manner consistent with past practice; (D) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404; (E) grant any refunds, credits, rebates or other allowances to any end user, customer, platform provider, reseller or distributor, in each case, which would be material to the Company and its Subsidiaries, taken as a whole, or materially accelerate, or materially alter practices and policies relating to, the rate of collection of accounts receivable or payment of accounts payable, in each case other than in the ordinary course of business; or (F) waive, release, grant, encumber or transfer any right material to the Company and its Subsidiaries taken as a whole, other than in the ordinary course of business;
(m)   effectuate a “plant closing” or “mass layoff” (each as defined in WARN) affecting in whole or in part any site of employment, facility, operating unit or employee, in each case, located in the United States;
(n)   voluntarily recognize any labor union, works council or similar employee organization or enter into a Collective Bargaining Agreement;
(o)   acquire (by merger, consolidation or acquisition of stock or assets or otherwise), or make any investment in any interest in, any assets or any other Person or any equity interest therein, in each case, with a value (i) in excess of $50,000,000 per transaction or series of transactions; provided that the

Company shall consult with Parent prior to acquiring (by merger, consolidation or acquisition of stock or assets or otherwise) or making any investment in any interest in, any assets or any other Person or any equity interest therein, in each case, with a value in excess of $25,000,000 and less than or equal to $50,000,000 per transaction or series of transactions; and (ii) in excess of $250,000,000, in the aggregate;
(p)   make any loans, advances or capital contributions to, or investments for treasury management purposes in, any other Person, except for (i) advances to directors, officers and other employees for travel and other business-related expenses incurred in connection with such person’s role at the Company or one of its Subsidiaries in the ordinary course of business consistent with past practice in accordance with Company policies for travel and business expenses, (ii) capital contributions made in response to any COVID-19 Measures or (iii) any investments in publicly-traded or private securities in the ordinary course of business consistent with past practice with a value equal to up to ten percent (10%) of the aggregate amount of all cash and cash equivalents of the Company as reflected in the most recent consolidated balance sheets (and the notes thereto) of the Company and its Subsidiaries;
(q)   (A) sell or otherwise dispose of (whether by merger, consolidation or disposition of stock or assets or otherwise) any assets constituting a material line of business or any corporation, partnership or other business organization or material division thereof or (B) subject to a Lien, sell, assign, license (or grant a covenant not to sue or similar rights under), sublicense, transfer, allow to lapse or expire, pledge, abandon, discontinue, fail to maintain or otherwise dispose of any other material assets of the Company or any of its Subsidiaries or any material items of Company Intellectual Property, other than (x) agreements for distribution of Company Products that are not prohibited by Section 5.2(t) and (y) licenses granted by the Company or its Subsidiaries in the ordinary course of business consistent with past practice;
(r)   modify any of its Privacy Policies or the integrity, security or operation of the IT Assets used in their businesses, in each case, in any materially adverse manner to the Company and its Subsidiaries, taken as a whole, except as required by applicable Law (as determined by the Company in its reasonable judgment);
(s)   enter into any new business segment that is not reasonably related to any of the Company’s and its Subsidiaries’ existing business segments on the date of this Agreement;
(t)   enter into any agreement of the type listed on Section 5.2(t) of the Company Disclosure Letter; or
(u)   enter into, authorize or commit to enter into a Contract or other agreement to take any of the actions prohibited by this Section 5.2.
5.3   No Solicitation.
(a)   No Solicitation or Negotiation.   Subject to the terms of Section 5.3(b), from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will cease and cause to be terminated any discussions or negotiations with and terminate any data room access (or other diligence access) of any Person and its Affiliates, directors, officers, employees, consultants, agents, representatives and advisors (collectively, “Representatives”) relating to any Acquisition Transaction. Promptly following the date of this Agreement, the Company will request that each Person (other than Parent and its Representatives) that has, prior to the date of this Agreement, executed a confidentiality agreement in connection with its consideration of acquiring the Company to promptly return or destroy all non-public information furnished to such Person by or on behalf of the Company or any of its Subsidiaries prior to the date of this Agreement in accordance with the terms of such confidentiality agreement. Subject to the terms of Section 5.3(b) and Section 5.3(d), from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company and its Subsidiaries and their respective directors, executive and other officers will not, and the Company will not authorize or direct any of its or its Subsidiaries’ employees, consultants or other Representatives to, directly or indirectly, (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal, offer or inquiry that constitutes, or is reasonably expected to lead to, an Acquisition Proposal; (ii) furnish to any Person (other than Parent,

Merger Sub or any designees of Parent or Merger Sub) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries (other than Parent, Merger Sub or any designees of Parent or Merger Sub), in any such case in connection with any Acquisition Proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal, or with respect to any inquiries from third Persons relating to making a potential Acquisition Proposal (other than solely to inform such Persons of the provisions contained in this Section 5.3); (iv) approve, endorse or recommend any proposal that constitutes, or is reasonably expected to lead to, an Acquisition Proposal; (v) enter into any letter of intent, memorandum of understanding, merger agreement, expense reimbursement agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”); or (vi) authorize or commit to do any of the foregoing. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will not be required to enforce, and will be permitted to waive, any provision of any standstill or confidentiality agreement to the extent necessary to permit a confidential proposal being made to the Company Board (or any committee thereof).
(b)   Superior Proposals.   Notwithstanding anything to contrary set forth in this Section 5.3, from the date of this Agreement until the Company obtains the Requisite Stockholder Approval, the Company and the Company Board (or a committee thereof) may, directly or indirectly through one or more of their Representatives (including the Company’s legal and financial advisors), following the execution of an Acceptable Confidentiality Agreement, participate or engage in discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries to any Person or its Representatives (including, for these purposes, sources of financing) that has made or delivered to the Company a bona fide written Acquisition Proposal after the date of this Agreement that did not result or arise from a breach of Section 5.3(a), but only if the Company Board has determined in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that (i) such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal; and (ii) the failure to take the actions contemplated by this Section 5.3(b) would be inconsistent with its fiduciary duties pursuant to applicable Law. In connection with the foregoing, the Company will prior to or contemporaneously make available to Parent any non-public information concerning the Company and its Subsidiaries that is provided to any such Person or its Representatives that was not previously made available to Parent.
(c)   No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement.   Except as provided by Section 5.3(d), at no time after the date of this Agreement may the Company Board (or a committee thereof):
(i)   (A) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to Parent; (B) adopt, approve or recommend an Acquisition Proposal; (C) fail to publicly reaffirm the Company Board Recommendation within 10 Business Days following Parent’s written request made promptly following the occurrence of a material event or development relating to or reasonably likely to have a material effect on the Merger or the vote by the Company Stockholders at the Company Stockholder Meeting (or if the Company Stockholder Meeting is scheduled to be held within 10 Business Days, then within one Business Day after Parent so requests); (D) take any formal action or make any recommendation in connection with a tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Company Board (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal until the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.3); or (E) fail to include the Company Board Recommendation in the Proxy Statement (any action described in clauses (A) through (E), a “Company Board Recommendation Change”), it being understood that neither (1) the determination in itself by the Company Board (or a committee thereof) that an Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal nor (2) the delivery in itself by the Company to Parent of any notice contemplated by Section 5.3(d) will constitute a Company Board Recommendation Change or violate this Section 5.3; or
(ii)   cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement.
(d)   Company Board Recommendation Change; Entry into Alternative Acquisition Agreement.    Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval:
(i)   other than in connection with a bona fide Acquisition Proposal that constitutes a Superior Proposal, the Company Board may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law and then if and only if:
(1)   the Company has provided prior written notice to Parent at least three Business Days in advance to the effect that the Company Board has (A) so determined; and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.3(d)(i), which notice will describe the Intervening Event in reasonable detail; and
(2)   prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during such three Business Day period, have (A) negotiated with Parent and its Representatives in good faith (to the extent that Parent requests in writing to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board no longer determines in good faith that the failure to make a Company Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law; and (B) provided Parent and its Representatives with an opportunity to make a presentation to the Company Board regarding this Agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation); or
(ii)   if the Company has received a bona fide written Acquisition Proposal that the Company Board has concluded in good faith (after consultation with the Company’s financial advisor and outside legal counsel) is a Superior Proposal, then the Company Board may (A) effect a Company Board Recommendation Change with respect to such Superior Proposal or (B) authorize the Company to terminate this Agreement pursuant to Section 8.1(h) to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, in each case if and only if:
(1)   the Company Board determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law;
(2)   such Acquisition Proposal did not result from a breach of this Section 5.3; and
(3)   (i) the Company has provided prior written notice to Parent at least three Business Days in advance (the “Notice Period”) to the effect that the Company Board has (A) received a bona fide written Acquisition Proposal that has not been withdrawn; (B) concluded in good faith that such Acquisition Proposal constitutes a Superior Proposal; and (C) resolved to effect a Company Board Recommendation Change or to terminate this Agreement pursuant to this Section 5.3(d)(ii), which notice will describe the basis for such Company Board Recommendation Change or termination, including the identity of the Person or “group” of Persons making such Acquisition Proposal, the material terms and conditions of such Acquisition Proposal and copies of all relevant documents relating to such Acquisition Proposal; and (ii) prior to effecting such Company Board Recommendation Change or termination, the Company and its Representatives, during the Notice Period, have (1) negotiated with Parent and its Representatives in good faith (to the extent that Parent requests in writing to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal; and (2) provided Parent and its Representatives with an opportunity to make a presentation to the Company Board regarding this Agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation), it being understood that (a) in the event of any material revisions to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(d)(ii)(3) with respect to such new written notice (with the “Notice Period” in respect of such new written notice being two Business Days, provided that such new notice shall in no event shorten the original three Business Day notice period); and (b) the Company Board, at the end of the Notice Period (after consultation with the Company’s financial advisor and outside legal counsel), must have in good faith reaffirmed its determination that such bona fide written Acquisition Proposal is a Superior Proposal.
(e)   Notice.   From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will promptly (and, in any event, by the later of (i) 24 hours from the receipt thereof or (ii) 5:00 p.m., Pacific time, on the next Business Day) notify Parent if (x) any Acquisition Proposal is, to the Knowledge of the Company or of any member of the Company Board, received by the Company or any of its Representatives, (y) any inquiry from any third Person that would be reasonably expected to result in an Acquisition Proposal is, to the Knowledge of the Company or of any member of the Company Board, received by the Company or any of its Representatives, or (z) to the Knowledge of the Company or of any member of the Company Board, any non-public information is requested by any third Person that would be reasonably expected to result in an Acquisition Proposal from or any discussions or negotiations that would be reasonably expected to result in an Acquisition Proposal are sought by any third Person to be initiated or continued with the Company or any of its Representatives. Such notice must include (A) the identity of the Person or “group” of Persons making such offers or proposals (unless, in each case, such disclosure is prohibited pursuant to the terms of any confidentiality agreement with such Person or “group” of Persons that is in effect on the date of this Agreement); and (B) a summary of the material terms and conditions of such offers or proposals or if such Acquisition Proposal or request is in writing, a copy thereof. Thereafter, the Company must keep Parent reasonably informed, on a prompt basis, of the status and terms of any such offers or proposals (including any amendments thereto) and the status of any such discussions or negotiations.
(f)   Certain Disclosures.   So long as the Company Board expressly publicly reaffirms the Company Board Recommendation in such disclosure (other than a customary “stop-look-and-listen” communication to the stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act), then nothing in this Agreement will prohibit the Company or the Company Board (or a committee thereof) from (i) taking and disclosing to the Company Stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (ii) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; or (iii) making any disclosure to the Company Stockholders (including regarding the business, financial condition or results of operations of the Company and its Subsidiaries) that the Company Board (or a committee thereof), after consultation with outside counsel, has determined in good faith is required by applicable Law. In addition, so long as the Company Board expressly publicly reaffirms the Company Board Recommendation in such disclosure (other than a customary “stop-look-and-listen” communication to the stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act), then it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company or the Company Board solely that (A) describes the Company’s receipt of an Acquisition Proposal; (B) identifies the Person making such Acquisition Proposal; (C) provides the material terms of such Acquisition Proposal; or (D) describes the operation of this Agreement with respect thereto will not be deemed to be (1) a withholding, withdrawal, amendment, qualification or modification, or proposal by the Company Board (or a committee thereof) to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation; (2) an adoption, approval or recommendation with respect to such Acquisition Proposal; or (3) a Company Board Recommendation Change.
(g)   Breach by Representatives.   The Company agrees that any action taken by any Representative (other than any employee or consultant of the Company who is not at the senior vice president level or above or other officer of the Company) of the Company that, if taken by the Company, would be a breach of this Section 5.3, then such action will be deemed to constitute a breach by the Company of this Section 5.3.
5.4   No Control of the Company’s Business.   The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct the business or operations of the Company or its Subsidiaries at any time prior to the Effective Time. Prior to the Effective Time, the Company and its Subsidiaries will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.
ARTICLE VI
ADDITIONAL COVENANTS
6.1   Required Action and Forbearance; Efforts.
(a)   Reasonable Best Efforts.   Upon the terms and subject to the conditions set forth in this Agreement and provided that at all times the provisions of Section 6.2 shall govern the matters set forth therein, Parent and Merger Sub, on the one hand, and the Company, on the other hand, will use their respective reasonable best efforts to (A) take (or cause to be taken) all actions; (B) do (or cause to be done) all things; and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, in the most expeditious manner practicable, the Merger, including by using reasonable best efforts to:
(i)   cause the conditions to the Merger set forth in Article VII to be satisfied;
(ii)   (1) seek to obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities; and (2) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Merger; and
(iii)   (1) seek to obtain all consents, waivers and approvals and (2) deliver all notifications pursuant to any Material Contracts (or other applicable Contracts of the Company or its Subsidiaries) in connection with this Agreement and the consummation of the Merger so as to seek to maintain and preserve the benefits to the Surviving Corporation of such Material Contracts (or other applicable Contracts of the Company or its Subsidiaries) as of and following the consummation of the Merger, in each of cases (1) and (2) to the extent directed to do so by Parent following consultation therewith.
(b)   No Failure to Take Necessary Action.   In addition to the foregoing, subject to the terms and conditions of this Agreement, neither Parent or Merger Sub, on the one hand, nor the Company, on the other hand, will take any action, or fail to take any action, that is intended to or has (or would reasonably be expected to have) the effect of (i) preventing or materially impairing or materially delaying or otherwise materially adversely affecting the consummation of the Merger; or (ii) the ability of such Party to fully perform its obligations pursuant to this Agreement. For the avoidance of doubt, no action by the Company taken in compliance with Section 5.3 will be considered a violation of this Section 6.1.

6.2   Regulatory Approvals.
(a)   Antitrust Law and Foreign Investment Law Filings.   Each of Parent and Merger Sub (and their respective Affiliates, if applicable), on the one hand, and the Company (and its Affiliates, if applicable), on the other hand, will use their respective reasonable best efforts to (i) file with the FTC and the Antitrust Division of the DOJ a Notification and Report Form relating to this Agreement and the Merger as required by the HSR Act promptly following the date of this Agreement; and (ii) promptly file comparable pre-merger or post-merger notification filings, forms and submissions with any Governmental Authority that are required by other applicable Antitrust Laws or Foreign Investment Laws or that are, in the reasonable judgment of Parent, advisable in connection with the Merger, as identified in Section 6.2(a) of the Company Disclosure Letter, provided that Parent shall make the final decision as to any required or advisable filings. Each of Parent and the Company will (A) cooperate and coordinate (and cause its respective Affiliates to cooperate and coordinate, if applicable) with the other in the making of such filings; (B) use its respective reasonable best efforts to supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (C) use its respective reasonable best efforts to supply (or cause the other to be supplied) any additional information that reasonably may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; (D) use its respective reasonable best efforts to take all action necessary to (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws or Foreign Investment Laws applicable to the Merger; and (2) obtain any required consents pursuant to any Antitrust Laws or Foreign Investment Laws applicable to the Merger, in each case as soon as practicable; and (E) prior to independently participating in any meeting, or engaging in any substantive conversation, with any Governmental Authority in respect of any such filings or any investigations or other inquiries relating thereto, provide notice to the other party of such meeting or conversation and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. Parent shall, after good faith consultation with the Company and after considering, in good faith, the Company’s views and comments, control and lead all communications, negotiations, timing decisions, and strategy on behalf of the parties relating to regulatory approvals under the Antitrust Laws or Foreign Investment Laws, and any litigation matters pertaining to the Antitrust Laws or Foreign Investment Laws, subject to Parent’s obligation hereunder (but subject to the limitations herein) to use its reasonable best efforts to take all action necessary to (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws or Foreign Investment Laws applicable to the Merger and (2) obtain any required consents pursuant to any Antitrust Laws or Foreign Investment Laws applicable to the Merger, in each case as soon as practicable, and the Company shall take all reasonable actions to support Parent in connection therewith. Each of Parent and Merger Sub (and their respective Affiliates, if applicable), on the one hand, and the Company (and its Affiliates), on the other hand, will permit the other Party and its Representatives to review in advance any written communication proposed to be made by such Party to any Governmental Authority and will consider in good faith the views of the other Party and promptly inform the other Party of any substantive communication from any Governmental Authority regarding the Merger in connection with such filings. If any Party or Affiliate thereof receives a request for additional information or documentary material from any Governmental Authority with respect to the Merger pursuant to the HSR Act or any other Antitrust Laws or Foreign Investment Laws applicable to the Merger, then such Party will use reasonable best efforts to make (or cause to be made), as soon as reasonably practicable and after consultation with the other Parties, an appropriate response in compliance with such request. Each of Parent and the Company may, as they deem necessary, designate any sensitive materials to be exchanged in connection with this Section 6.2 as “outside-counsel only.” Any such materials, as well as the information contained therein, shall be provided only to a receiving party’s outside counsel (and mutually acknowledged outside consultants) and not disclosed by such counsel (or consultants) to any employees, officers, or directors of the receiving party without the advance written consent of the party supplying such material or information.
(b)   Regulatory Remedies.   In furtherance and not in limitation of the foregoing, if and to the extent necessary to obtain clearance of the Merger pursuant to the HSR Act and any other Antitrust Laws or Foreign Investment Laws set forth in Section 7.1(b) and Section 7.1(c) of the Company Disclosure Letter, each of Parent and Merger Sub (and their respective Affiliates) will and, solely to the extent requested by Parent, the Company and its Affiliates will: (i) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, (A) the sale, divestiture, license or other disposition of assets (whether tangible or intangible), rights, products or businesses of the Company and its Subsidiaries; and (B) any other restrictions on the activities of the Company and its Subsidiaries; and (ii) contest, defend and appeal any Legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger. Notwithstanding the foregoing, Parent will not be required, either pursuant to this Section 6.2(b) or otherwise, to offer, negotiate, commit to, effect or otherwise take any action would reasonably be expected to (i) have a material adverse impact on the Company and its Subsidiaries, taken as a whole, (ii) have a material impact on the benefits expected to be derived from the Merger by Parent or (iii) have a more than immaterial impact on any business or product line of Parent (any of clauses (i), (ii) or (iii), a “Burdensome Condition”).
6.3   Proxy Statement.
(a)   Preparation.   Promptly after the execution of this Agreement the Company will prepare (with Parent’s reasonable cooperation) and file as promptly as practicable, and in any event within 20 Business Days after the date of this Agreement, with the SEC a preliminary proxy statement to be sent to the Company Stockholders in connection with the Company Stockholder Meeting (the proxy statement, including any amendments or supplements, the “Proxy Statement”) relating to the Company Stockholder Meeting. The Company will not file the Proxy Statement with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give due consideration to all reasonable additions, deletions or changes suggested by Parent or its counsel. Subject to Section 5.3, the Company must include the Company Board Recommendation in the Proxy Statement. The Company will use its reasonable best efforts to resolve all SEC comments, if any, with respect to the Proxy Statement as promptly as practicable after receipt thereof. Promptly following confirmation by the SEC that the SEC has no further comments, the Company will cause the Proxy Statement in definitive form to be mailed to the Company Stockholders.
(b)   Assistance.   Each of the Company, Parent and Merger Sub will furnish all information concerning such Person and its Affiliates to the other, and provide such other assistance, as may be reasonably requested by such other Party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement and the resolution of any comments to either received from the SEC.
(c)   SEC Correspondence.   The Parties will notify each other promptly of the receipt of any comments, whether written or oral, from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information, and will supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such filings.
(d)   No Amendments.   Except in connection with a Company Board Recommendation Change, or incorporation of filings by reference, no amendment or supplement to the Proxy Statement will be made by the Company without the approval of Parent, which approval will not be unreasonably withheld, conditioned or delayed.
(e)   Accuracy; Supplied Information.
(i)   Company.   On the date of filing, the date of mailing to the Company Stockholders (if applicable) and at the time of the Company Stockholder Meeting, the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by the Company with respect to any information supplied by Parent, Merger Sub or any of their Affiliates for inclusion or incorporation by reference in the Proxy Statement. The information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will not, at the time that such Proxy Statement is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(ii)   Parent.   The information supplied by Parent, Merger Sub and their respective Affiliates for inclusion or incorporation by reference in the Proxy Statement will not, at the time that the Proxy Statement is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, no covenant is made by Parent or Merger Sub with respect to any information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement.
6.4   Company Stockholder Meeting.
(a)   Call of Company Stockholder Meeting.   The Company will take all action necessary in accordance with the DGCL, the Charter, the Bylaws and the rules of NASDAQ to establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders (the “Company Stockholder Meeting”) as promptly as reasonably practicable following the mailing of the Proxy Statement to the Company Stockholders, for the sole purpose of obtaining the Requisite Stockholder Approval and obtaining advisory approval of the compensation that the Company’s named executive officers may receive in connection with the Merger (and, if applicable, for the Company Stockholders to act on such other matters of procedure required in connection with the adoption of this Agreement and matters required by applicable Law to be voted on by the Company Stockholders in connection with the adoption of this Agreement). Notwithstanding anything to the contrary in this Agreement, the Company will convene, subject to Section 6.4(b), and hold the Company Stockholder Meeting on or around the 20th Business Day following the mailing of the Proxy Statement to the Company Stockholders or on such other date elected by the Company with Parent’s consent (not to be unreasonably withheld, conditioned or delayed). Subject to Section 5.3 and unless there has been a Company Board Recommendation Change, the Company will include (i) the Company Board Recommendation in the Proxy Statement; and (ii) use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval.
(b)   Adjournment of Company Stockholder Meeting.   The Company will cooperate with and keep Parent informed upon Parent’s reasonable request regarding its solicitation efforts and voting results following the dissemination of the Proxy Statement to the Company Stockholders. The Company will be permitted to postpone or adjourn the Company Stockholder Meeting if, but only if, (i) as of the time that the Company Stockholder Meeting is originally scheduled (as set forth in the Proxy Statement), there are holders of an insufficient number of shares of the Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting, (ii) the Company Board has determined in good faith (after consultation with outside legal counsel) (A) that it is required by applicable Law or order to postpone or adjourn the Company Stockholder Meeting, (B) that such postponement or adjournment is required by applicable Law to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Law is provided to Company Stockholders with adequate time for review prior to the Company Stockholder Meeting or (C) that such postponement or adjournment is necessary to permit completion of any pending Notice Period in respect of a Company Board Recommendation Change, (iii) the Company is requested to postpone or adjourn the Company Stockholder Meeting by the SEC or its staff or (iv) with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed). In no event will the Company Stockholder Meeting be postponed or adjourned (i) by more than 10 calendar days at a time without the prior written consent of Parent; or (ii) with respect to Section 6.4(b)(i), by more than 30 calendar days after the date on which the Company Stockholder Meeting was (or was required to be) originally scheduled without the prior written consent of Parent. In no event will the record date of the Company Stockholder Meeting be changed without Parent’s prior written consent. The Company will postpone or adjourn the Company Stockholder Meeting on one or more occasions for an aggregate period of up to 30 days if so requested by Parent (and subsequently hold the Company Stockholder Meeting as promptly as practicable after such postponement or adjournment), in each case, if, on the date for which the Company Stockholder Meeting is then-scheduled, the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Requisite Stockholder Approval, whether or not a quorum is present. Without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), the adoption of this Agreement shall be the only matter (other than matters of procedure and matters required by applicable Law to be voted on by the Company Stockholders in connection with the adoption of this Agreement) that the Company shall propose to be acted on by the Company Stockholders at the Company Stockholder Meeting.
6.5   Anti-Takeover Laws.   The Company and the Company Board will (a) take all actions within their power to ensure that no “anti-takeover” statute or similar statute or regulation is or becomes applicable to the Merger; and (b) if any “anti-takeover” statute or similar statute or regulation becomes applicable to the Merger, take all action within their power to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger.
6.6   Access.   At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will afford Parent and its Representatives reasonable access during normal business hours, upon reasonable advance notice, to the properties, books and records, facilities and personnel and Representatives of the Company, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law or regulation requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information, provided that the Company shall take all reasonable steps to permit inspection of or to disclose such information and to respond in a timely manner to all subsequent queries by Parent and its Representatives based on such information on a basis that does not compromise the Company’s attorney-client or other privilege with respect thereto; (c) access to a Contract in effect as of the date of this Agreement to which the Company or any of its Subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, such Contract; or (d) such access unreasonably interferes with the conduct of the business of the Company and its Subsidiaries or creates a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Subject to applicable Law and the immediately preceding sentence, the Company will provide Parent with reports of the Company reasonably requested by Parent. Any access to the properties (including systems) of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive testing. Notwithstanding anything to the contrary herein, the Company may satisfy its obligations set forth above by electronic means if physical access is not reasonably feasible or would not be permitted under applicable Law as a result of COVID-19 or any COVID-19 Measures. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.6 (including pursuant the actions contemplated by Section 6.6 of the Company Disclosure Letter). All requests for access pursuant to this Section 6.6 must be directed to the Chief Legal Officer of the Company, or another person designated in writing by the Company. Following the execution and delivery of this Agreement, the Parties will use commercially reasonable efforts to take the actions set forth on Section 6.6 of the Company Disclosure Letter. For the avoidance of doubt, notwithstanding anything to the contrary contained herein, this Agreement shall not be deemed to prohibit any action taken pursuant to the preceding sentence.
6.7   Section 16(b) Exemption.   The Company will take all actions reasonably necessary to cause the Merger, and any dispositions of equity securities of the Company (including derivative securities) in connection with the Merger by each individual who is a director or executive officer of the Company, to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act. Parent will take all actions reasonably necessary to cause the Merger, and any acquisitions of equity securities of Parent (including derivative securities) in connection with the Merger by each individual who is contemplated to become a director or executive officer of Parent, to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.
6.8   Directors’ and Officers’ Exculpation, Indemnification and Insurance.
(a)   Indemnified Persons.   The Surviving Corporation will (and Parent shall cause the Surviving Corporation to) honor and fulfill, in all respects, the obligations of the Company pursuant to any indemnification agreements set forth on Section 6.8(a) of the Company Disclosure Letter in effect on the date of this Agreement between the Company, on the one hand, and any of its current or former directors and officers, on the other hand, and the indemnification, exculpation and advancement of expenses provisions set forth in the Charter and the Bylaws as in effect on the date of this Agreement with respect to any of the Company’s current or former directors and officers (collectively, the “Indemnified Persons”). In addition, during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) cause the certificates of incorporation, bylaws and other similar organizational documents of the Surviving Corporation to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable to the Indemnified Persons as the indemnification, exculpation and advancement of expenses provisions set forth in the Charter and the Bylaws as of the date of this Agreement. During such six-year period, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable Law.
(b)   Indemnification Obligation.   Without limiting the generality of the provisions of Section 6.8(a), during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) indemnify and hold harmless, to the fullest extent permitted by applicable Law or pursuant to any indemnification agreements set forth on Section 6.8(b) of the Company Disclosure Letter with the Company or any of its Subsidiaries in effect on the date of this Agreement, each Indemnified Person from and against any costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, to the extent that such Legal Proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director, officer, employee or agent of the Company or any of its Subsidiaries or other Affiliates (regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Effective Time); and (ii) the Merger, as well as any actions taken by the Company, Parent or Merger Sub with respect thereto, except that if, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification pursuant to this Section 6.8(b), then the claim asserted in such notice will survive the sixth anniversary of the Effective Time until such claim is fully and finally resolved. In the event of any such Legal Proceeding, (A) the Surviving Corporation will have the right to control the defense thereof after the Effective Time; (B) each Indemnified Person will be entitled to retain his or her own counsel (the fees and expenses of which will be paid by the Surviving Corporation), whether or not the Surviving Corporation elects to control the defense of any such Legal Proceeding; (C) the Surviving Corporation will advance all fees and expenses (including fees and expenses of any counsel) as incurred by an Indemnified Person in the defense of such Legal Proceeding, whether or not the Surviving Corporation elects to control the defense of any such Legal Proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it is ultimately determined that such Indemnified Person is not entitled to be indemnified; and (D) no Indemnified Person will be liable for any settlement of such Legal Proceeding effected without his or her prior written consent. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation nor any of their respective Affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Legal Proceeding for which indemnification may be sought by an Indemnified Person pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Persons from all liability arising out of such Legal Proceeding. Any determination required to be made with respect to whether the conduct of any Indemnified Person complies or complied with any applicable standard will be made by independent legal counsel selected by the Surviving Corporation (which counsel will be reasonably acceptable to such Indemnified Person), the fees and expenses of which will be paid by the Surviving Corporation.
(c)   D&O Insurance.   During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain in effect the Company’s current directors’ and officers’ liability insurance (“D&O Insurance”) in respect of acts or omissions occurring at or prior to the Effective Time on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of the D&O Insurance. In satisfying its obligations pursuant to this Section 6.8(c), the Surviving Corporation will not be obligated to pay annual premiums in excess of 350% of the amount paid by the Company for coverage for its last full fiscal year, which amount is set forth on Section 6.8(c) of the Company Disclosure Letter (such 350% amount, the “Maximum Annual Premium”). If the annual premiums of such insurance coverage exceed the Maximum Annual Premium, then the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier. Prior to the Effective Time, and in lieu of maintaining the D&O Insurance pursuant to this Section 6.8(c), the Company may (or if Parent requests, the Company will) purchase a prepaid “tail” policy with respect to the D&O Insurance from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier so long as the annual cost for such “tail” policy does not exceed the Maximum Annual Premium. If the Company purchases such a “tail” policy prior to the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain such “tail” policy in full force and effect and continue to honor its obligations thereunder for so long as such “tail” policy is in full force and effect.
(d)   Successors and Assigns.   If Parent, the Surviving Corporation or any of their respective successors or assigns will (i) consolidate with or merge into any other Person and not be the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfer all or substantially all of its properties and assets to any Person, then proper provisions will be made so that the successors and assigns of Parent, the Surviving Corporation or any of their respective successors or assigns will assume all of the obligations of Parent and the Surviving Corporation set forth in this Section 6.8.
(e)   No Impairment.   The obligations set forth in this Section 6.8 may not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or any other person who is a beneficiary pursuant to the D&O Insurance or the “tail” policy referred to in Section 6.8(c) (and their heirs and representatives)) without the prior written consent of such affected Indemnified Person or other person. Each of the Indemnified Persons or other persons who are beneficiaries pursuant to the D&O Insurance or the “tail” policy referred to in Section 6.8(c) (and their heirs and representatives) are intended to be third-party beneficiaries of this Section 6.8, with full rights of enforcement as if a Party. The rights of the Indemnified Persons (and other persons who are beneficiaries pursuant to the D&O Insurance or the “tail” policy referred to in Section 6.8(c) (and their heirs and representatives)) pursuant to this Section 6.8 will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Charter and Bylaws; (ii) the similar organizational documents of the Subsidiaries of the Company; (iii) any and all indemnification agreements entered into with the Company or any of its Subsidiaries; or (iv) applicable Law (whether at law or in equity).
(f)   Other Claims.   Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors’ and officers’ insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.8 is not prior to or in substitution for any such claims pursuant to such policies or agreements.
6.9   Employee Matters.
(a)   Acknowledgement.   Parent hereby acknowledges and agrees that a “change of control” (or similar phrase) within the meaning of each of the Employee Plans, as applicable, will occur as of the Effective Time.
(b)   Employment; Benefits.   The Surviving Corporation or one of its Subsidiaries will (and Parent will cause the Surviving Corporation or one of its Subsidiaries to) continue the employment of all employees of the Company and its Subsidiaries as of the Effective Time by taking such actions, if any, as are required by applicable Law. Subject to the terms of any Collective Bargaining Agreement, for a period of twelve months following the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) either (i) maintain for the benefit of each Continuing Employee the Employee Plans (other than Employee Plans from which equity awards are granted) of the Surviving Corporation or any of its Subsidiaries (the “Company Plans”) at benefit levels that are, in the aggregate, no less than those in effect at the Company or its applicable Subsidiaries on the date of this Agreement, and provide target cash compensation and benefits (other than any equity-based compensation, retention, transaction, milestone or other one-time bonus or payment) to each Continuing Employee pursuant to such Company Plans; (ii) provide target cash compensation (other than any equity-based compensation, retention, transaction, milestone or other one-time bonus or payment), benefits and severance payments to each Continuing Employee that, taken as a whole, are no less favorable in the aggregate than the target cash compensation (other than any equity-based compensation, retention, transaction, milestone or other one-time bonus or payment), benefits and severance payments provided to such Continuing Employee immediately prior to the Effective Time (“Comparable Plans”); or (iii) provide some combination of Company Plans and Comparable Plans such that each Continuing Employee receives target cash compensation, benefits and severance payments that, taken as a whole, are no less favorable in the aggregate than the target cash compensation (other than any equity-based compensation, retention, transaction, milestone or other one-time bonus or payment), benefits and severance payments and benefits provided to such Continuing Employee immediately prior to the Effective Time. Notwithstanding anything in this Section 6.9(b) to the contrary, standard Parent compensation, benefits and/or severance that is provided to any Continuing Employee that would be provided to a similarly situated Parent employee shall be deemed to satisfy Parent’s, the Surviving Corporation’s and any Subsidiary’s obligations under this Section 6.9(b).
(c)   New Plans.   To the extent that a Company Plan or Comparable Plan is made available to any Continuing Employee at or after the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) cause to be granted to such Continuing Employee credit for all service with the Company and its Subsidiaries and their respective predecessors prior to the Effective Time for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual and severance pay entitlement, but excluding for purposes of benefit accruals under any defined benefit pension plan or post-employment welfare plan), except that such service need not be credited to the extent that it would result in duplication of benefits. In addition, and without limiting the generality of the foregoing, (i) each Continuing Employee will be immediately eligible to participate, without any waiting period, in any and all employee benefit plans sponsored by the Surviving Corporation and its Subsidiaries (other than the Company Plans) (such plans, the “New Plans”) to the extent that coverage pursuant to any such New Plan replaces coverage pursuant to a comparable Company Plan in which such Continuing Employee participates immediately before the Effective Time (such plans, the “Old Plans”); (ii) for purposes of each New Plan providing medical, dental, pharmaceutical, vision or disability benefits to any Continuing Employee, the Surviving Corporation will cause all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents, to the extent waived under the corresponding Old Plan, and the Surviving Corporation will cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date that such Continuing Employee’s participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan, to the extent credited under the corresponding Old Plan; and (iii) credit the accounts of such Continuing Employees pursuant to any New Plan that is a flexible spending plan with any unused balance in the account of such Continuing Employee. Any vacation or paid time off accrued but unused by a Continuing Employee as of immediately prior to the Effective Time will be credited to such Continuing Employee following the Effective Time in accordance with the Company’s vacation or paid time off policies in effect immediately prior to the Effective Time.
(d)   Termination of Company’s 401(k) Plan.   If requested by Parent prior to the Closing Date, the Company will terminate any and all of the Company Plans that are intended to be qualified within the meaning of Code Sections 401(a) and 401(k) (each, a “Company Qualified Plan”) effective as of the day immediately before the Closing Date but contingent upon the occurrence of the Effective Time and reflected in the resolutions of the Company Board. In such event, prior to the Closing Date and thereafter (as applicable), the Company and Parent shall use commercially reasonable efforts to permit each Continuing Employee to make rollover contributions of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code) in cash or notes (representing plan loans from the Company Qualified Plan) in an amount equal to the eligible rollover distribution portion of the account balance distributable to such Continuing Employee from such Company Qualified Plan to the corresponding U.S. tax-qualified defined contribution plan maintained by Parent or one of its Subsidiaries (each, a “Parent Qualified Plan”).
(e)   Existing Arrangements.   From and after the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) honor all of the Employee Plans and compensation and severance arrangements in accordance with their terms as in effect immediately prior to the Effective Time. Notwithstanding the preceding sentence, nothing will require Parent, the Surviving Corporation or any Subsidiary thereof to continue any Employee Plan, Company Plan or Comparable Plan or prohibit the Surviving Corporation or any of its Subsidiaries from amending or terminating any such plans in accordance with their terms or if otherwise required pursuant to applicable Law.
(f)   No Third-Party Beneficiary Rights.   Notwithstanding anything to the contrary set forth in this Agreement, this Section 6.9 will not be deemed to (i) guarantee employment for any period of time for, or preclude the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to terminate the employment of any Continuing Employee for any reason; (ii) require Parent, the Surviving Corporation or any of their respective Subsidiaries to continue any Company Plan or prevent the amendment, modification or termination thereof after the Effective Time; or (iii) create any third-party beneficiary rights in any Person.
6.10   Obligations of Merger Sub.   Parent will take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations pursuant to this Agreement and to consummate the Merger upon the terms and subject to the conditions set forth in this Agreement. Parent and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.
6.11   Notification of Certain Matters.
(a)   Notification by the Company.   At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will give prompt notice to Parent upon becoming aware that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect, or of any failure by the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy, or failure would reasonably be expected to cause any of the conditions to the obligations of Parent and Merger Sub to consummate the Merger set forth in Section 7.2(a) or Section 7.2(b) to fail to be satisfied at the Closing, except that no such notification will affect or be deemed to modify any representation or warranty of the Company set forth in this Agreement or the conditions to the obligations of Parent and Merger Sub to consummate the Merger or the remedies available to the Parties under this Agreement (and no failure to provide any such notification shall be treated as a breach of any covenant or agreement for purposes of Section 7.2(b)). The terms and conditions of the Confidentiality Agreement apply to any information provided to Parent pursuant to this Section 6.11(a).
(b)   Notification by Parent.   At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, Parent will give prompt notice to the Company upon becoming aware that any representation or warranty made by Parent or Merger Sub in this Agreement has become untrue or inaccurate in any material respect, or of any failure by Parent or Merger Sub to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to cause any of the conditions to the obligations of the Company to consummate the Merger set forth in Section 7.3(a) or Section 7.3(b) to fail to be satisfied at the Closing, except that no such notification will affect or be deemed to modify any representation or warranty of Parent or Merger Sub set forth in this Agreement or the conditions to the obligations of the Company to consummate the Merger or the remedies available to the Parties under this Agreement (and no failure to provide any such notification shall be treated as a breach of any covenant or agreement for purposes of Section 7.3(b)). The terms and conditions of the Confidentiality Agreement apply to any information provided to the Company pursuant to this Section 6.11(b).
6.12   Public Statements and Disclosure.   The initial press release concerning this Agreement and the Merger will be a joint press release reasonably acceptable to the Company and Parent. Thereafter, the Company (unless the Company Board has made a Company Board Recommendation Change) and Parent will use their respective reasonable best efforts to consult with the other Party before (a) participating in any media interviews; (b) engaging in any meetings or calls with analysts, institutional investors or other similar Persons; or (c) providing any statements that are public or are reasonably likely to become public, in any such case to the extent relating to the Merger, except that the Company and Parent will not be obligated to use their respective reasonable best efforts to consult with the other Party with respect to communications that are (x) required by applicable Law, regulation or stock exchange rule or listing agreement, (y) consistent with the initial press release or other mutually agreed communications (including the Proxy Statement and other public filings made with the SEC in connection with the Agreement or the Merger) or (z) internal communications to employees of the Company or its Subsidiaries or Parent or its Subsidiaries, as applicable, that, in the good faith assessment of the Company or Parent, as applicable, would not need to be publicly filed pursuant to applicable Law. Except as required by applicable Law, regulation, stock exchange rule or listing agreement, Parent and the Company will not issue any subsequent press release concerning this Agreement or the Merger without the other Party’s consent.
6.13   Specified and Transaction Litigation.
(a)   Specified Litigation.   Prior to the Effective Time, the Company will provide Parent with prompt notice of any material updates to all Specified Litigation (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably informed with respect to the status thereof. The Company will consult with Parent with respect to the defense and settlement of any Specified Litigation and will consider in good faith Parent’s advice with respect to such Specified Litigation.
(b)   Transaction Litigation.   Prior to the Effective Time, the Company will provide Parent with prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably informed with respect to the status thereof. The Company will (a) give Parent the opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation; and (b) consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation and will consider in good faith Parent’s advice with respect to such Transaction Litigation. The Company may not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Parent has consented thereto in writing.
6.14   Stock Exchange Delisting; Deregistration.   Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law and the rules and regulations of NASDAQ to cause (a) the delisting of the Company Common Stock from NASDAQ as promptly as practicable after the Effective Time; and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.
6.15   Additional Agreements.   If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Company or Merger Sub, then the proper officers and directors of each Party will use their reasonable best efforts to take such action. Without limiting the foregoing, the Company shall take the actions set forth on Section 6.15 of the Company Disclosure Letter.

6.16   Senior Notes; Credit Facility.
(a)   Senior Notes.   Notwithstanding anything to the contrary in this Agreement, prior to the Effective Time, the Company shall give any notices and take all other actions necessary in accordance with the terms of the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Senior Notes, which actions shall include, without limitation, the Company (or its Subsidiaries) (i) giving any notices that may be required in connection with the Merger and the other transactions contemplated by this Agreement, (ii) preparing any supplemental indentures required in connection with the Merger and the other transactions contemplated by this Agreement and the consummation thereof to be executed and delivered to the Trustee at or prior to the Effective Time, in form and substance reasonably satisfactory to the Trustee and Parent, and (iii) delivering any opinions of counsel required to be delivered prior to the Effective Time and any officer’s certificates or other documents or instruments, as may be necessary to comply with all of the terms and conditions of the Indenture, the First Supplemental Indenture and the Second Supplemental Indenture in connection with the Merger and the other transactions contemplated by this Agreement, provided that opinions of counsel required by the Indenture, the First Supplemental Indenture or the Second Supplemental Indenture, as may be necessary to comply with all of the terms and conditions of the Indenture, the First Supplemental Indenture or the Second Supplemental Indenture in connection with the Merger and the other transactions contemplated by this Agreement shall be delivered by Parent and its counsel to the extent required to be delivered at or after the Effective Time.
(b)   Notifications under Senior Notes.   The Company shall provide Parent and its counsel reasonable opportunity to review and comment on any notices, certificates, press releases, supplemental indentures, legal opinions, officer’s certificates or other documents or instruments required to be delivered pursuant to or in connection with the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture or the Senior Notes in connection with the Merger and the other transactions contemplated by this Agreement prior to the dispatch or making thereof, and the Company shall promptly respond to any reasonable questions from, and reflect any reasonable comments made by, Parent or its counsel with respect thereto prior to the dispatch or making thereof.
(c)   Repurchase Transaction.   In connection with the Merger and the other transactions contemplated by this Agreement, in the event that Parent delivers a written notice (the “Repurchase Transaction Notice”) to the Company no later than 5 Business Days prior to the Closing Date of its desire to consummate a repurchase offer, redemption or similar transaction, in each case in Parent’s sole discretion, with respect to any or all of the Senior Notes (any such transaction, a “Repurchase Transaction”), with such Repurchase Transaction Notice to include a description of the proposed terms, conditions and timing of such Repurchase Transaction, each of the Company, Parent and Merger Sub shall use their respective reasonable best efforts to, and will use their respective reasonable best efforts to cause their respective Subsidiaries and Representatives (and, in the case of the Company, the Trustee under the Indenture, the First Supplemental Indenture or the Second Supplemental Indenture, as applicable) to, cooperate with one another in good faith to permit such Repurchase Transaction to be effected on such terms, conditions and timing as set forth in the Repurchase Transaction Notice (subject to applicable law and the terms and conditions under the Indenture, the First Supplemental Indenture or the Second Supplemental Indenture, as applicable), including if so requested by Parent in the Repurchase Transaction Notice, causing such Repurchase Transaction to be consummated substantially concurrently with, but not prior to, the Closing, and the Company shall prepare and deliver, or cause to be delivered, any required documentation related thereto in form and substance reasonably satisfactory to Parent; it being understood that (i) in no event shall the Company be required to prepare or commence any documentation or action for any Repurchase Transaction that will result in such Repurchase Transaction being effective prior to the Effective Time or incur any cost or expense in connection with such Repurchase Transaction unless Parent agrees to reimburse the Company for all costs and expenses incurred by the Company in connection therewith and (ii) any opinions of counsel required by the Indenture, the First Supplemental Indenture or the Second Supplemental Indenture, as may be necessary to comply with all of the terms and conditions of the Indenture, the First Supplemental Indenture or the Second Supplemental Indenture in connection with the Repurchase Transaction shall be delivered by Parent and its counsel to the extent required to be delivered at or after the Effective Time.

(d)   Payoff of Credit Facility.   On or prior to the third Business Day prior to the Closing Date, the Company shall use reasonable best efforts to deliver to Parent a copy of (A) the payoff letter (the “Payoff Letter”) in customary form from the Administrative Agent (as defined in the Credit Facility Agreement) for the Credit Facility and (B) any UCC 3 termination statements and similar instruments terminating any liens against any assets of the Company and its Subsidiaries in connection with the Credit Facility. The Payoff Letter shall (i) state the total amount required to be paid as of the anticipated Closing Date (and the daily accrual thereafter) to fully satisfy all principal, interest (including the per diem interest amount), prepayment premiums, penalties or similar obligations and all fees, costs and expenses under the Credit Facility Agreement, together with appropriate wire instructions, (ii) state that upon receipt of the applicable payoff amount, the Credit Facility Agreement and related loan documentation shall be terminated, (iii) state that all Liens and all guarantees in connection therewith relating to the assets and properties of the Company and its Subsidiaries securing the Credit Facility shall be, upon the receipt of the payoff amount and the filing of any necessary termination statements or similar documentation, released and terminated and (iv) agree to take any actions reasonably requested by the Company to release such Liens and guarantees securing the Credit Facility after the receipt of the payoff amounts. The Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to take all actions reasonably requested by Parent (including delivery of any prepayment notices) to payoff, discharge and terminate the commitments under the Credit Facility Agreement, repay in full all borrowings and obligations (other than with respect to letters of credit that will be backstopped or cash collateralized with the prior written consent (not to be unreasonably withheld or delayed) of Parent or other obligations that will survive such termination) then outstanding under the Credit Facility and the release of any Liens and termination of all guarantees in connection therewith (such termination, repayment and release, the “Revolving Credit Facility Termination”) substantially concurrently with, but not prior to, the Closing; it being understood that in no event shall the Company be required to take any such action that will result in the Revolving Credit Facility Termination being effective prior to the Effective Time or incur any cost or expense in connection with such Revolving Credit Facility Termination unless Parent agrees to reimburse the Company for all costs and expenses incurred by the Company in connection therewith.
6.17   Parent Vote; Merger Sub.
(a)   Immediately following the execution and delivery of this Agreement, Parent or its applicable direct or indirect Subsidiary, in its capacity as the sole stockholder of Merger Sub, will execute and deliver to Merger Sub a written consent adopting the Agreement in accordance with the DGCL.
(b)   Parent shall ensure that Merger Sub duly performs, satisfies and discharges each of the covenants, obligations and liabilities of Merger Sub under this Agreement pursuant to the terms and conditions of this Agreement, and Parent shall be jointly and severally liable with Merger Sub for the failure by Merger Sub to perform and satisfy each such covenant, obligation and liability in accordance with the terms of this Agreement.
(c)   During the period from the date of this Agreement through the earlier of the Effective Time or the date of termination of this Agreement, Merger Sub shall not engage in any activities of any nature, except as provided in or contemplated by this Agreement.
6.18   Tax Matters.
(a)   The Company and its Subsidiaries shall cooperate reasonably, as and to the extent reasonably requested by Parent, in providing any information regarding the Tax matters of the Company and its Subsidiaries. Such cooperation shall include making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. In addition to the foregoing, the Company and its Subsidiaries shall use reasonable efforts after the date hereof to promptly provide Parent with the information requested pursuant to Section 6.18(a) of the Company Disclosure Letter, to the extent reasonably available.
(b)   The Company and its Subsidiaries will (i) promptly notify Parent (including a description of the applicable matter and relevant materials) if the Company receives from any Governmental Authority any material notice of deficiency, proposed adjustment, or assessment, or any notice indicating an intent to commence any material Tax Contest, and (ii) keep Parent reasonably informed of any material development in such matter and consider in good faith Parent’s comments with respect to the defense of such matter.
ARTICLE VII
CONDITIONS TO THE MERGER
7.1   Conditions to Each Party’s Obligations to Effect the Merger.   The respective obligations of Parent, Merger Sub and the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Effective Time of each of the following conditions:
(a)   Requisite Stockholder Approval.   The Company’s receipt of the Requisite Stockholder Approval at the Company Stockholder Meeting.
(b)   Competition Approvals.   The waiting periods (and any extensions thereof), if any, applicable to the Merger pursuant to the HSR Act (or under any applicable timing agreements or commitments entered into with or made to the FTC or the DOJ to extend any waiting period or not close the transactions contemplated hereby) and the other Laws set forth in Section 7.1(b) of the Company Disclosure Letter will have expired or otherwise been terminated, or all requisite clearances, consents, and approvals pursuant thereto will have been obtained in each case, without the imposition, individually or in the aggregate, of a Burdensome Condition.
(c)   Other Regulatory Approvals.   The waiting periods (and any extensions thereof), if any, applicable to the Merger pursuant to any of the Laws set forth in Section 7.1(c) of the Company Disclosure Letter will have expired or otherwise been terminated, or all requisite clearances, consents, and approvals pursuant thereto will have been obtained in each case, without the imposition, individually or in the aggregate, of a Burdensome Condition.
(d)   No Prohibitive Laws or Injunctions.   No temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger will be in effect, nor will any action have been taken by any Governmental Authority of competent jurisdiction, and no statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Merger, that in each case (i) prohibits, makes illegal, or enjoins (or seeks to prohibit, make illegal or enjoin) the consummation of the Merger or (ii) imposes or seeks to impose a Burdensome Condition.
7.2   Conditions to the Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to consummate the Merger will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by Parent:
(a)   Representations and Warranties.
(i)   Other than the representations and warranties listed in Section 7.2(a)(ii), Section 7.2(a)(iii) and Section 7.2(a)(iv), the representations and warranties of the Company set forth in this Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that would not have or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(ii)   The representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.4, the second sentence of Section 3.12(a) and Section 3.26 that (A) are not qualified by “material,” “materiality” or Company Material Adverse Effect will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be so true and correct as of such earlier date); and (B) that are qualified by “material,” “materiality” or Company Material Adverse Effect will be true and correct (without disregarding such “material,” “materiality” or Company Material Adverse Effect qualifications) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be so true and correct as of such earlier date).
(iii)   The representations and warranties set forth in Section 3.8(b) and Section 3.8(c) will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date.
(iv)   The representations and warranties set forth in Section 3.7(a), the second sentence of Section 3.7(b), the second sentence of Section 3.7(c) and Section 3.7(d)(i)-(v) will be true and correct as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such inaccuracies that are de minimis in the aggregate (viewed in the context of the Company’s total capitalization).
(b)   Performance of Obligations of the Company.   The Company will have performed and complied in all material respects with all covenants and obligations of this Agreement required to be performed and complied with by it at or prior to the Closing.
(c)   Officer’s Certificate.   Parent and Merger Sub will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized executive officer thereof, certifying that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.
(d)   Company Material Adverse Effect.   No Company Material Adverse Effect will have occurred after the date of this Agreement that is continuing.
7.3   Conditions to the Company’s Obligations to Effect the Merger.   The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by the Company:
(a)   Representations and Warranties.   The representations and warranties of Parent and Merger Sub set forth in this Agreement will be true and correct as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for any such failure to be true and correct that would not have or reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)   Performance of Obligations of Parent and Merger Sub.   Parent and Merger Sub will have performed and complied in all material respects with all covenants and obligations of this Agreement required to be performed and complied with by Parent and Merger Sub at or prior to the Closing.
(c)   Officer’s Certificate.   The Company will have received a certificate of Parent and Merger Sub, validly executed for and on behalf of Parent and Merger Sub and in their respective names by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.
ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER
8.1   Termination.   This Agreement may be validly terminated at any time prior to the Effective Time, whether prior to or after receipt of the Requisite Stockholder Approval (except as provided herein) only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a)   by mutual written agreement of Parent and the Company;
(b)   by either Parent or the Company if (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger will be in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger and has become final and non-appealable; or (ii) any statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Merger that prohibits, makes illegal or enjoins the consummation of the Merger (either of clause (i) or (ii), an “Injunction”), except that the right to terminate this Agreement pursuant to this Section 8.1(b) will not be available if the terminating Party’s material breach of any provision of this Agreement is the primary cause of the failure of the Merger to be consummated by the Termination Date;
(c)   by either Parent or the Company if the Effective Time has not occurred by 11:59 p.m., Pacific time, on January 18, 2023 (such time and date, the “Initial Termination Date,” and the Initial Termination Date, as it may be extended pursuant to this Section 8.1(c), the “Termination Date”), except that (i) if as of the Initial Termination Date all conditions to this Agreement are satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or waived (where permissible pursuant to applicable Law), other than the conditions set forth in Section 7.1(b), Section 7.1(c) or Section 7.1(d) (solely in connection with an Antitrust Law or Foreign Investment Law), then the Termination Date shall automatically be extended to 11:59 p.m., Pacific time, on April 18, 2023, and (ii) if as of 11:59 p.m., Pacific time, on April 18, 2023, all conditions to this Agreement are satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or waived (where permissible pursuant to applicable Law), other than the conditions set forth in Section 7.1(b), Section 7.1(c) or Section 7.1(d) (solely in connection with an Antitrust Law or Foreign Investment Law), then the Termination Date shall automatically be extended to 11:59 p.m., Pacific time, on July 18, 2023, unless, in the case of each of clauses (i) and (ii), Parent and the Company mutually agree prior to such time in writing that the Termination Date will not be so extended, it being understood that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available if the terminating Party’s material breach of any provision of this Agreement is the primary cause of the failure of the Merger to be consummated by the Termination Date;
(d)   by either Parent or the Company if the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof) at which a vote is taken on the adoption of this Agreement, except that the right to terminate this Agreement pursuant to this Section 8.1(d) will not be available to any Party whose material breach of any provision of this Agreement has been the primary cause of the failure to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof);
(e)   by Parent, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would (if the Closing were scheduled to occur at such time) result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b), except that if such breach is capable of being cured by the Termination Date, Parent will not be entitled to terminate this Agreement prior to the delivery by Parent to the Company of written notice of such breach, stating Parent’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, delivered at least 30 days prior to such termination, or, if earlier, the Termination Date, it being understood that Parent will not be entitled to terminate this Agreement (i) if such breach has been cured prior to termination or (ii) if Parent itself is in breach of any provision of this Agreement or has failed to perform or comply with, or if there is any inaccuracy of, any of its representations, warranties, covenants or agreements set forth in this Agreement, and which breach, failure or inaccuracy would result in the failure of the conditions set forth in Section 7.3(a) or Section 7.3(b);
(f)   by Parent, if at any time the Company Board (or a committee thereof) has effected a Company Board Recommendation Change;

(g)   by the Company, if Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would (if the Closing were scheduled to occur at such time) result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b), except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement prior to the delivery by the Company to Parent of written notice of such breach, stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination, delivered at least 30 days prior to such termination, or, if earlier, the Termination Date, it being understood that the Company will not be entitled to terminate this Agreement (i) if such breach has been cured prior to termination or (ii) if the Company itself is in breach of any provision of this Agreement or has failed to perform or comply with, or if there is any inaccuracy of, any of its representations, warranties, covenants or agreements set forth in this Agreement, and which breach, failure or inaccuracy would result in the failure of the conditions set forth in Section 7.2(a) or Section 7.2(b); or
(h)   by the Company, at any time prior to receiving the Requisite Stockholder Approval if (i) the Company has received a Superior Proposal; (ii) the Company Board has authorized the Company to enter into an Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by that Superior Proposal and the Company pays or causes to be paid to Parent (or its designee) the Company Termination Fee pursuant to Section 8.3(b)(iii); and (iii) the Company has complied with Section 5.3(d)(ii) with respect to such Superior Proposal.
8.2   Manner and Notice of Termination; Effect of Termination.
(a)   Manner of Termination.   The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination pursuant to such provision.
(b)   Effect of Termination.   Any proper and valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the delivery of written notice by the terminating Party to the other Parties. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party (or any partner, member, stockholder, director, officer, employee, affiliate, agent or other representative of such Party) to the other Parties, as applicable, except that Section 3.27, Section 4.10, Section 6.12, the reimbursement obligations of Parent set forth in Section 6.16(c), this Section 8.2, Section 8.3 and Article IX will each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement will relieve any Party from any liability for any willful breach of this Agreement. For purposes of this Agreement, “willful breach” means a material breach that is a consequence of an act taken by the breaching party, or the failure by the breaching party to take an act it is required to take under this Agreement, in each case with actual knowledge that the taking of, or the failure to take, such act would, or would be reasonably expected to, cause a breach of this Agreement. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.
8.3   Fees and Expenses.
(a)   General.   Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the Merger will be paid by the Party incurring such fees and expenses whether or not the Merger is consummated. For the avoidance of doubt, Parent or the Surviving Corporation will be responsible for all fees and expenses of the Paying Agent.
(b)   Company Termination Fee.
(i)   Future Transaction.   If (A) this Agreement is terminated pursuant to (1) Section 8.1(c), and at the time of such termination, either (x) the Company Stockholder Meeting has not yet been held or (y) the condition in Section 7.1(b), Section 7.1(c) or Section 7.1(d) has not been satisfied and the primary cause of the failure of either such condition to be satisfied was a breach of any provision of this Agreement by the Company, (2) Section 8.1(d) or (3) Section 8.1(e); (B) following the execution and delivery of this Agreement and prior to such termination of this Agreement pursuant to Section 8.1(c), Section 8.1(d) or Section 8.1(e) an Acquisition Proposal has been publicly announced (i) on or prior to the date of the Company Stockholder Meeting, with respect to any termination pursuant to Section 8.1(d) or (ii) on or prior to the date of such termination, with respect to any termination pursuant to Section 8.1(c) or Section 8.1(e); and (C) within one year of such termination of this Agreement pursuant to Section 8.1(c), Section 8.1(d) or Section 8.1(e), either an Acquisition Transaction is consummated or the Company enters into a definitive agreement providing for the consummation of an Acquisition Transaction, then the Company will promptly (and in any event within two Business Days) after the earlier of the (1) entry into such definitive agreement or (2) consummation of such Acquisition Transaction pay to Parent (or its designee) an amount equal to $2,270,100,000 (the “Company Termination Fee”) by wire transfer of immediately available funds to an account or accounts designated in writing by Parent. For purposes of this Section 8.3(b)(i), all references to “15%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”
(ii)   Company Board Recommendation Change.   If this Agreement is terminated pursuant to Section 8.1(f), then the Company will promptly (and in any event within two Business Days) following such termination pay to Parent (or its designee) the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.
(iii)   Superior Proposal.   If this Agreement is terminated pursuant to Section 8.1(h), then the Company will concurrently with such termination pay or cause to be paid to Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.
(c)   Parent Termination Fee.   If this Agreement is terminated pursuant to (x) Section 8.1(b) due to an Injunction arising from Antitrust Laws or (y) Section 8.1(c) and all conditions to this Agreement are satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or waived (where permissible pursuant to applicable Law), other than the conditions set forth in Section 7.1(b) or Section 7.1(d) (solely in connection with an Antitrust Law), and, in either case of clause (x) or (y), the Company is not then in material breach of any provision of this Agreement (provided that any breach by the Company that is the primary cause of the failure of any condition to this Agreement to be satisfied shall be considered a material breach), then Parent shall promptly pay (or cause to be paid) to the Company (i) if such termination notice is provided prior to January 18, 2023, an amount equal to $2,000,000,000, (ii) if such termination notice is provided after January 18, 2023, and prior to April 18, 2023, an amount equal to $2,500,000,000 or (iii) if such termination notice is provided at any time after April 18, 2023, an amount equal to $3,000,000,000 (any fee payable pursuant to clause (i), (ii) or (iii), the “Parent Termination Fee”) by wire transfer of immediately available funds to an account or accounts designated in writing by Company.
(d)   Single Payment Only.   The Parties acknowledge and agree that in no event will the Company be required to pay the Company Termination Fee on more than one occasion and in no event will Parent be required to pay the Parent Termination Fee on more than one occasion, whether or not the Company Termination Fee or the Parent Termination Fee may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.
(e)   Payments; Default.   The Parties acknowledge that the agreements contained in this Section 8.3 are an integral part of the Merger, and that, without these agreements, the Parties would not enter into this Agreement. Accordingly, if a Party fails to promptly pay any amount due pursuant to Section 8.3(b) or Section 8.3(c) and, in order to obtain such payment, the other Party commences a Legal Proceeding that results in a judgment against such Party for the amount set forth in Section 8.3(b) or Section 8.3(c) or any portion thereof, the Party that has failed to make such payment will pay to the other Party its out-of-pocket costs and expenses (including attorneys’ fees) in connection with such Legal Proceeding, together with interest on such amount or portion thereof at the annual rate of the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law.
8.4   Amendment.   Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company (pursuant to authorized action by the Company Board (or a committee thereof)), except that in the event that the Company has received the Requisite Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the DGCL without such approval.
8.5   Extension; Waiver.   At any time and from time to time prior to the Effective Time, any Party may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.
ARTICLE IX
GENERAL PROVISIONS
9.1   Survival of Representations, Warranties and Covenants.   The representations, warranties and covenants of the Company, Parent and Merger Sub contained in this Agreement will terminate at the Effective Time, except for Section 3.27 and Section 4.10 and that any covenants that by their terms survive the Effective Time will survive the Effective Time in accordance with their respective terms.
9.2   Notices.   All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand; or (iv) at the time sent (if sent before 5:00 p.m., addressee’s local time and on the next Business Day if sent after 5:00 p.m., addressee’s local time), if sent by email of a .pdf, .tif, .gif, .jpg or similar attachment; provided, that any notice provided by email shall state in such email that it is a notice delivered pursuant to this Section 9.2, in each case to the intended recipient as set forth below:
(a)   if to Parent or Merger Sub to:
Microsoft Corporation
One Microsoft Way
Redmond, Washington 98052-6399
Attn:
Amy Hood
Keith R. Dolliver

Email:
amyhood@microsoft.com
keithd@microsoft.com

with a copy (which will not constitute notice) to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attn:
Alan M. Klein
Anthony F. Vernace
William J. Allen

Email:
aklein@stblaw.com
avernace@stblaw.com
william.allen@stblaw.com

(b)   if to the Company (prior to the Effective Time) to:
Activision Blizzard, Inc.
3100 Ocean Park Boulevard
Santa Monica, California 90405
Attn:   Grant Dixton
Email: Grant.Dixton@activision.com
with a copy (which will not constitute notice) to:
Skadden, Arps, Slate, Meagher & Flom LLP
525 University Avenue
Palo Alto, California 94301
Attn:
Kenton J. King
Sonia K. Nijjar

Email:
kenton.king@skadden.com
sonia.nijjar@skadden.com

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address through a notice given in accordance with this Section 9.2, except that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.2 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice; or (B) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.
9.3   Assignment.   No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties; provided, that, Parent and Merger Sub may assign any or all of their rights, interests and obligations to Affiliates of Parent or Merger Sub without the prior written approval of any other Party. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations hereunder.
9.4   Confidentiality.   Parent, Merger Sub and the Company hereby acknowledge that Parent and the Company have previously executed a non-disclosure agreement, dated December 6, 2021 (the “Confidentiality Agreement”), that will continue in full force and effect in accordance with its terms. Each of Parent, Merger Sub, the Company and their respective Representatives will hold and treat all documents and information concerning the other Parties furnished or made available to them or their respective Representatives in connection with the Merger in accordance with the Confidentiality Agreement.
9.5   Entire Agreement.   This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to herein, including the Confidentiality Agreement and the Company Disclosure Letter, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the Effective Time and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto.
9.6   Third-Party Beneficiaries.   Except as set forth in Section 6.8 and this Section 9.6, the Parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies hereunder, except (a) as set forth in or contemplated by Section 6.8 and (b) from and after the Effective Time, the rights of the holders of shares of Company Common Stock, Company Options and Company Stock-Based Awards to receive the Merger Consideration set forth in Article II.

9.7   Severability.   In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
9.8   Remedies.
(a)   Remedies Cumulative.   Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.
(b)   Specific Performance.
(i)   The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (A) they will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; and (B) the right of specific enforcement is an integral part of the Merger and without that right, neither the Company nor Parent would have entered into this Agreement.
(ii)   The Parties agree not to raise any objections to (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Parent and Merger Sub, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Company, Parent and Merger Sub pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.
9.9   Governing Law.   This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal Laws of the State of Delaware, without regard to the Laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.
9.10   Consent to Jurisdiction.   Each of the Parties (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Merger, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by applicable Law, but nothing in this Section 9.10 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of this Agreement or the Merger; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (d) agrees that any Legal Proceeding arising in connection with this Agreement or the Merger will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to this Agreement or the Merger in any court other than the Chosen Courts. Each of Parent, Merger Sub and the Company agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.
9.11   WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE MERGER. EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.
9.12   Counterparts.   This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
9.13   No Limitation.   It is the intention of the Parties that, to the extent possible, unless provisions are mutually exclusive and effect cannot be given to both or all such provisions, the representations, warranties, covenants and closing conditions in this Agreement will be construed to be cumulative and that each representation, warranty, covenant and closing condition in this Agreement will be given full, separate and independent effect and nothing set forth in any provision herein will (except to the extent expressly stated) in any way be deemed to limit the scope, applicability or effect of any other provision hereof.
[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.
MICROSOFT CORPORATION
By:
/s/ Satya Nadella

Name: Satya Nadella
Title: Chairman and Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.
ANCHORAGE MERGER SUB INC.
By:
/s/ Keith R. Dolliver

Name: Keith R. Dolliver
Title: President and Treasurer
[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.
ACTIVISION BLIZZARD, INC.
By:
/s/ Robert A. Kotick

Name: Robert A. Kotick
Title: Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

Exhibit A
[See Attached]

ANNEX B
APPRAISAL RIGHTS OF STOCKHOLDERS
DELAWARE GENERAL CORPORATION LAW
§ 262. Appraisal rights.
(a)
Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)
Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1)
Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2)
Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a.
Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b.
Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.
Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.
Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3)
In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4)
Repealed by 82 Laws 2020, ch. 256, § 15.

(c)
Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d)
Appraisal rights shall be perfected as follows:

(1)
If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)
If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within

10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e)
Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f)
Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)
At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h)
After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)
The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)
The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)
From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.
(l)
The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

ANNEX C
OPINION OF ALLEN & COMPANY LLC
January 17, 2022
The Board of Directors
Activision Blizzard, Inc.
3100 Ocean Park Boulevard
Santa Monica, California 90405
The Board of Directors:
We understand that Activision Blizzard, Inc., a Delaware corporation (“Activision Blizzard”), Microsoft Corporation, a Washington corporation (“Microsoft”), and Anchorage Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Microsoft (“Merger Sub”), propose to enter into an Agreement and Plan of Merger (the “Agreement”). As more fully described in the Agreement, (i) Merger Sub will be merged with and into Activision Blizzard, with Activision Blizzard continuing as the surviving corporation and a subsidiary of Microsoft (the “Merger”), and (ii) each outstanding share of the common stock, par value $0.000001 per share, of Activision Blizzard (“Activision Blizzard Common Stock”) will be converted into the right to receive $95.00 per share in cash (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Agreement.
Allen & Company LLC (“Allen & Company”) has acted as a financial advisor to Activision Blizzard in connection with the proposed Merger and has been asked to render an opinion to the Board of Directors of Activision Blizzard (the “Board”) as to the fairness, from a financial point of view, to holders of Activision Blizzard Common Stock, other than as specified below, of the Merger Consideration to be received by such holders pursuant to the Agreement. For such services, Activision Blizzard has agreed to pay to Allen & Company cash fees, of which a portion is payable upon the delivery of this opinion (the “Opinion Fee”) and the principal portion is contingent upon consummation of the Merger. No portion of the Opinion Fee is contingent upon either the conclusion expressed in this opinion or successful consummation of the Merger. Activision Blizzard also has agreed to reimburse Allen & Company’s reasonable expenses and to indemnify Allen & Company and related parties against certain liabilities arising out of our engagement.
Allen & Company, as part of our investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and related financings, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes. As the Board is aware, although Allen & Company is not currently providing, and during the past two years has not provided, investment banking services to Activision Blizzard unrelated to the Merger or to Microsoft for which Allen & Company has received compensation, Allen & Company in the future may provide such services to Activision Blizzard, Microsoft and/or their respective affiliates, for which Allen & Company would expect to receive compensation. In the ordinary course, Allen & Company as a broker-dealer and certain of Allen & Company’s affiliates, directors and officers have invested or may invest, hold long or short positions and may trade, either on a discretionary or non-discretionary basis, for their own or beneficiaries’ accounts or for those of Allen & Company’s clients, in the debt and equity securities (or related derivative securities) of Activision Blizzard, Microsoft and/or their respective affiliates. The issuance of this opinion has been approved by Allen & Company’s opinion committee.
Our opinion as expressed herein reflects and gives effect to our general familiarity with Activision Blizzard and the industry in which Activision Blizzard operates as well as information that we received during the course of this assignment, including information provided by the management of Activision Blizzard in the course of discussions relating to the Merger as more fully described below. In arriving at our opinion, we neither conducted a physical inspection of the properties or facilities of Activision Blizzard or any other entity nor made or obtained any evaluations or appraisals of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of Activision Blizzard or any other entity, or conducted any analysis concerning the solvency or fair value of Activision Blizzard or any other entity. We have not investigated, and express no opinion or view regarding, any actual or potential litigation, proceedings or claims involving or impacting Activision Blizzard or any other entity and we have assumed, with your

The Board of Directors
Activision Blizzard, Inc.
January 17, 2022

consent, that there will be no developments with respect to any such matters that would be meaningful in any respect to our analyses or opinion.
In arriving at our opinion, we have, among other things:
(i)
reviewed the financial terms of a draft, dated January 17, 2022, of the Agreement;

(ii)
reviewed certain publicly available historical business and financial information relating to Activision Blizzard, including public filings of Activision Blizzard, and historical market prices for Activision Blizzard Common Stock;

(iii)
reviewed certain financial information relating to Activision Blizzard, including certain internal financial forecasts, estimates and other financial and operating data relating to Activision Blizzard, provided to or discussed with us by the management of Activision Blizzard;

(iv)
held discussions with the management of Activision Blizzard relating to the operations, financial condition and prospects of Activision Blizzard;

(v)
reviewed and analyzed certain publicly available information, including certain stock market data and financial information, relating to selected companies with businesses that we deemed generally relevant in evaluating Activision Blizzard;

(vi)
reviewed and analyzed certain publicly available financial information relating to selected transactions that we deemed generally relevant in evaluating the Merger; and

(vii)
conducted such other financial analyses and investigations as we deemed necessary or appropriate for purposes of the opinion expressed herein.

In rendering our opinion, we have relied upon and assumed, with your consent and without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information available to us from public sources, provided to or discussed with us by the management and other representatives of Activision Blizzard or otherwise reviewed by us. With respect to the financial forecasts, estimates and other financial and operating data relating to Activision Blizzard that we have been directed to utilize for purposes of our analyses and opinion, we have been advised by the management of Activision Blizzard and we have assumed, at your direction, that such financial forecasts, estimates and other financial and operating data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to, and are a reasonable basis upon which to evaluate, the future financial and operating performance of Activision Blizzard and the other matters covered thereby. We express no opinion or view as to any financial forecasts, estimates or other financial or operating data or the assumptions on which they are based.
We have relied, at your direction, upon the assessments of the management of Activision Blizzard as to, among other things, (i) the potential impact on Activision Blizzard of certain market, competitive, macroeconomic, seasonal, cyclical and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative policies and matters relating to or otherwise affecting, the interactive entertainment industry, (ii) existing and new products, franchises and related intellectual property and other technology of Activision Blizzard (including associated risks), (iii) workforce matters and related litigation, investigations, consent decrees and other proceedings, including the potential impact thereof on Activision Blizzard, (iv) implications for Activision Blizzard and its operations of the global COVID-19 pandemic, and (v) existing and future agreements and arrangements involving, and the ability to attract, retain and/or replace, key employees and contractors, customers, third-party developers, manufacturers, distributors and other commercial relationships of Activision Blizzard. With your consent, we have assumed that there will be no developments with respect to any such matters that would have an adverse effect on Activision Blizzard or the Merger or that otherwise would be meaningful in any respect to our analyses or opinion.
Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect the conclusion expressed in this opinion and that we assume no

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The Board of Directors
Activision Blizzard, Inc.
January 17, 2022

responsibility for advising any person of any change in any matter affecting this opinion or for updating or revising our opinion based on circumstances or events occurring after the date hereof. As you are aware, the credit, financial and stock markets, the industry in which Activision Blizzard operates and the securities of Activision Blizzard have experienced and may continue to experience volatility and we express no opinion or view as to any potential effects of such volatility on Activision Blizzard or the Merger.
We have assumed, with your consent, that the Merger will be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers, decrees and agreements for the Merger, no delay, limitation, restriction or condition, including any divestiture or other requirements or remedies, amendments or modifications, will be imposed or occur that would have an adverse effect on Activision Blizzard or the Merger or that otherwise would be meaningful in any respect to our analyses or opinion. In addition, we have assumed, with your consent, that the final executed Agreement will not differ from the draft reviewed by us in any respect meaningful to our analyses or opinion.
Our opinion is limited to the fairness, from a financial point of view and as of the date hereof, of the Merger Consideration (to the extent expressly specified herein), without regard to individual circumstances of specific holders of Activision Blizzard Common Stock (whether by virtue of control, voting, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of Activision Blizzard held by such holders, and our opinion does not in any way address proportionate allocation or relative fairness. Our opinion also does not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, any repurchase, payoff or similar transaction, cloud-related agreements or arrangements or any other agreements, arrangements or understandings entered into in connection with, related to or contemplated by the Merger or otherwise. We express no opinion or view as to the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or other consideration payable to any officers, directors or employees of any party to the Merger or any related entities, or any class of such persons or any other party, relative to the Merger Consideration or otherwise. We are not expressing any opinion or view as to the prices at which Activision Blizzard Common Stock or any other securities of Activision Blizzard may trade or otherwise be transferable at any time, including following announcement or consummation of the Merger. In addition, we express no opinion or view with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to tax or other consequences of the Merger or otherwise or changes in, or the impact of, accounting standards, tax and other laws, regulations and governmental and legislative policies affecting Activision Blizzard or the Merger, and we have relied, at your direction, upon the assessments of representatives of Activision Blizzard as to such matters. This opinion does not constitute a recommendation as to the course of action that Activision Blizzard (or the Board or any committee thereof) should pursue in connection with the Merger or otherwise address the merits of the underlying decision by Activision Blizzard to engage in the Merger, including in comparison to other strategies or transactions that might be available to Activision Blizzard or which Activision Blizzard might engage in or consider.
It is understood that this opinion and our advisory services are intended for the benefit and use of the Board (in its capacity as such) in connection with its evaluation of the Merger Consideration from a financial point of view. This opinion does not constitute advice or a recommendation to any securityholder or other person as to how to vote or act on any matter relating to the Merger or otherwise.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by holders of Activision Blizzard Common Stock (other than, to the extent applicable, Microsoft, Merger Sub and their respective affiliates) pursuant to the Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
ALLEN & COMPANY LLC

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